UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5867

                     OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                          Date of fiscal year end: JULY

                      Date of reporting period: 07/31/2006

ITEM 1. REPORTS TO STOCKHOLDERS.



TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

TOP TEN INDUSTRIES
--------------------------------------------------------------------------------
Tobacco Settlement Payments                                                17.0%
--------------------------------------------------------------------------------
Airlines                                                                    8.7
--------------------------------------------------------------------------------
Education                                                                   8.3
--------------------------------------------------------------------------------
Water Utilities                                                             6.8
--------------------------------------------------------------------------------
Higher Education                                                            6.7
--------------------------------------------------------------------------------
Hospital/Health Care                                                        6.3
--------------------------------------------------------------------------------
Municipal Leases                                                            5.9
--------------------------------------------------------------------------------
Adult Living Facilities                                                     5.6
--------------------------------------------------------------------------------
General Obligation                                                          5.5
--------------------------------------------------------------------------------
Marine/Aviation Facilities                                                  4.7

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2006, and are based on the total market value of investments.

--------------------------------------------------------------------------------
CREDIT ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

              AAA                                            18.3%

              AA                                             14.0

              A                                               6.5

              BBB                                            44.9

              BB                                              2.8

              B                                               5.5

              CCC                                             3.6

              Not Rated                                       4.4

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2006, and are dollar-weighted based on the total market value of investments. As of that date, no securities held by the Fund were rated lower than CCC. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
--------------------------------------------------------------------------------


                   11 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Across the past 12 months, the Fund performed extremely well for shareholders seeking tax-free income as its yield compared very favorably to those earned by its competitors and by other fixed income investments. As of July 31, 2006, the Fund's Class A shares produced a distribution yield of 4.45% without sales charges. Lipper Analytical Services, Inc., an independent mutual fund rating service, reported an average distribution yield of 3.65% among the 53 funds in its New Jersey Municipal Debt Funds category as of the same date. 1 The Fund's holdings represent a wide variety of industry sectors and credit qualities, and tax-free income generated by this diverse portfolio made up 100% of the Fund's positive total return for the period. Strong asset growth fueled the Fund's strategy of building diversification, and by the end of the report period the number of holdings in the Fund rose to 325, from 216 a year earlier.

      The Fund's income-oriented approach continued to provide significant benefit to our investors in this report period. In the year ended July 31, 2006, the Fund's Class A shares generated a total return of 3.93% without sales charge (-1.00% with sales charge). By comparison, its primary benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 2.55% for the period. 2 In the 12 months ended July 31, 2006, distributions totaled 58.8 cents per Class A share. Trends in the municipal bond market created dividend pressure midway through the year, and the monthly distribution rate, which had held steady at $0.052 per Class A share through February, had to be reduced by $0.007 by March and by $0.001 by July. Distributions for other share classes were adjusted accordingly. This reduction is not related to the Fund's net asset value per share. Importantly, this dividend reduction was not the result from any defaults of bonds in the Fund's portfolio.

1. Lipper Analytical Services, Inc. Lipper calculations do not include sales charges which, if included, would reduce results.

2. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds. The index cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of a fund.


                   12 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

      In this period, the prices of lower-rated municipal bonds have increased relative to prices of higher-grade bonds. This condition, known as "credit spread tightening," has contributed to strong performance in credit-sensitive areas of our portfolios, including airlines (8.7% of our holdings as of July 31, 2006), higher education (6.7%), and adult living facilities (5.6%). For example, bonds backed by payments from American Airlines and Continental Airlines constitute the vast majority of the Fund's holdings in the airline sector and, in aggregate, contributed to total return in this report period. These holdings have generally increased in price while generating very attractive yields. In the past year, growing passenger traffic, capacity control and increased fares have helped these carriers stabilize their financial picture. Both American and Continental were profitable in the second quarter despite sharply rising fuel costs in this report period, and analysts now expect some carriers to post strong full-year results. We believe that our holdings in the airline sector demonstrate the benefits of in-depth research, broad diversification across and within sectors, and professional portfolio management.

      During this period, the Fund's holdings in Master Settlement Agreement ("MSA") tobacco-backed bonds, which accounted for 17.0% of Fund investments as of July 31, 2006, have also contributed strongly to the Fund's yield and total return performance. MSA bonds are backed by the issuing State's (or U.S. territory's) share of proceeds from a national litigation settlement with tobacco manufacturers.

      The litigation environment in the past 12 months has continued to improve for the tobacco industry and, by extension, for MSA bonds. On December 15, 2005, the Illinois Supreme Court reversed a $10.1 billion judgment against Philip Morris USA that had been awarded by a lower court in 2003. Near the end of the period the Florida Supreme Court upheld an appellate court's reversal of a $145 billion judgment against cigarette manufacturers in the long-running Engle case. An action brought by the U.S. government against the tobacco industry is still pending, but we believe that final resolution of this matter will not carry negative consequences for the Fund's MSA bonds.

      MSA bond prices rose early in the report period amid widespread market speculation that these types of bonds might be "pre-refunded" by their issuers. In a pre-refunding, a municipality issues a new bond whose proceeds are escrowed in U.S. Government bonds and earmarked to pay off another previously issued--but not yet callable--municipal bond. When an outstanding bond is pre-refunded, its credit quality improves and its price generally rises significantly. This tends to drive up the prices of other tobacco-backed bonds. While the Fund's holdings in MSA-backed bonds were not pre-refunded in this report period, their prices improved as the State of Iowa and various New York and


                   13 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

Northern California counties pre-refunded bonds they had issued. As a result, the Fund's MSA-backed bonds contributed positively to total performance in this report period. Pre-refunding of MSA-backed tobacco bonds provides a particularly good example of how our yield-oriented investment strategy can result in both yield and price appreciation for individual bonds, generating attractive total return.

      The Fund also benefited when Fairleigh Dickinson University pre-refunded some low-rated bonds we held in the portfolio. Growing enrollment, consistently positive operating margins (in part the result of highly effective management controls) and more lucrative fund raising had helped the university raise its credit profile. This situation enabled Fairleigh Dickinson to pre-refund some bonds in this report period, which contributed favorably to Fund performance.

      The shutdown of non-essential government services in New Jersey in July 2006 led ratings agencies to cast a wary eye on the state's financial situation. In the end, the budget standoff responsible for the shutdown was resolved with a 1 percentage point increase in sales tax. The state's credit ratings remained unchanged in this report period, all scheduled debt service payments were made, and no material price impact on New Jersey general obligation or appropriation debt was observed. The sales tax increase is expected to generate an additional $600 million for the state budget, and we believe the state is poised to take the necessary steps to balance its budget, now that the sales tax dispute has been resolved.

      Also during this report period, financial difficulties in the Commonwealth of Puerto Rico led Moody's Investors Services and Standard & Poor's to issue downgrades on government-issued bonds. While bonds issued by Puerto Rico underperformed as prices were weakened by the broader market's reaction to government overspending and budget deficits, we believe that the government's more recent decisions to raise taxes and reinforce its financial structure will ultimately strengthen municipal bonds that the Fund continues to own. As we have continued to monitor developments in Puerto Rico, we have taken advantage of market weakness to add to positions in these bonds at favorable prices.

      The Fund continues to hold some tax-exempt bonds that were issued to finance co-generation facilities owned and operated by the Calpine Corp., which on December 20, 2005, filed voluntary petitions to restructure under Chapter 11 of the U.S. Bankruptcy Code. The bonds we hold on one of the Calpine facilities, Port Authority of NY/NJ (KIAC), represented 1.03% of total net assets at the end of this report period, and had a slightly negative impact on total return. However, this bond represents a project financing and is secured by a co-generation facilities mortgage; while the bankruptcy filing adds a


                   14 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND degree of uncertainty surrounding the owner/operator, all scheduled principal and interest payments on the bonds have been paid in this report period, and we remain optimistic that future payments on the bonds will be made on time as well.

      Separately, the Fund has increased holdings in municipal inverse-floating-rate securities during this report period. These holdings are generally highly liquid, tax-exempt securities whose interest payments move inversely to short-term interest rates: stated differently, an increase in short-term interest rates causes a decline in income from these securities. As the yield curve flattened and long-term interest rates rose slightly during this period, these securities generated less income than in previous periods but still offered higher-than-market rates. The Fund's diversified portfolio includes a variety of bond types, structures and maturities, in an effort to mute the effects of any one variety. New municipal bond issues during this report period offered fewer higher-yielding municipal bonds, which typically possess a favorable balance of risk and reward for the Fund. In an effort to minimize overall income volatility in the Fund across the past 12 months, we continued to invest in select premium-coupon, callable bonds that may remain outstanding through periods of rising short-term interest rates.

      The "Rochester Style" of municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce exposure to any individual risk. We continue to comb the market for bonds that offer attractive yields, and to monitor developing market conditions. Notwithstanding changes in the Fund's dividend distribution, we believe that shareholders will continue to benefit from highly competitive yields as market conditions change. Shareholders should note that market conditions during this report period did not affect the Fund's overall investment strategies or cause it to pay any capital gain distribution.


                   15 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                   16 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer New Jersey Municipal Fund (Class A)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Oppenheimer New
                           Jersey Municipal                   Lehman Brothers
                            Fund (Class A)                  Municipal Bond Index
                           ----------------                 --------------------
  07/31/1996                    9,525                             10,000
  10/31/1996                    9,736                             10,252
  01/31/1997                    9,872                             10,415
  04/30/1997                    9,950                             10,458
  07/31/1997                   10,477                             11,025
  10/31/1997                   10,557                             11,123
  01/31/1998                   10,926                             11,468
  04/30/1998                   10,841                             11,430
  07/31/1998                   11,102                             11,686
  10/31/1998                   11,396                             12,014
  01/31/1999                   11,628                             12,231
  04/30/1999                   11,598                             12,224
  07/31/1999                   11,276                             12,022
  10/31/1999                   10,616                             11,802
  01/31/2000                   10,427                             11,787
  04/30/2000                   10,682                             12,112
  07/31/2000                   10,998                             12,541
  10/31/2000                   11,192                             12,806
  01/31/2001                   11,655                             13,353
  04/30/2001                   11,656                             13,369
  07/31/2001                   12,143                             13,804
  10/31/2001                   12,324                             14,151
  01/31/2002                   12,255                             14,140
  04/30/2002                   12,454                             14,305
  07/31/2002                   12,846                             14,731
  10/31/2002                   12,604                             14,982
  01/31/2003                   12,713                             15,196
  04/30/2003                   12,786                             15,519
  07/31/2003                   13,002                             15,262
  10/31/2003                   13,572                             15,748
  01/31/2004                   14,393                             16,136
  04/30/2004                   14,088                             15,935
  07/31/2004                   14,124                             16,145
  10/31/2004                   14,925                             16,698
  01/31/2005                   15,595                             16,919
  04/30/2005                   16,065                             17,021
  07/31/2005                   16,731                             17,169
  10/31/2005                   16,517                             17,121
  01/31/2006                   16,953                             17,398
  04/30/2006                   17,091                             17,388
  07/31/2006                   17,389                             17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year  -1.00%    5-Year  6.41%    10-Year  5.69%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                   17 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer New Jersey Municipal Fund (Class B)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Oppenheimer New
                           Jersey Municipal                   Lehman Brothers
                            Fund (Class B)                  Municipal Bond Index
                           ----------------                 --------------------
  07/31/1996                    10,000                            10,000
  10/31/1996                    10,202                            10,252
  01/31/1997                    10,324                            10,415
  04/30/1997                    10,388                            10,458
  07/31/1997                    10,918                            11,025
  10/31/1997                    10,979                            11,123
  01/31/1998                    11,353                            11,468
  04/30/1998                    11,233                            11,430
  07/31/1998                    11,491                            11,686
  10/31/1998                    11,774                            12,014
  01/31/1999                    11,981                            12,231
  04/30/1999                    11,928                            12,224
  07/31/1999                    11,584                            12,022
  10/31/1999                    10,896                            11,802
  01/31/2000                    10,672                            11,787
  04/30/2000                    10,913                            12,112
  07/31/2000                    11,224                            12,541
  10/31/2000                    11,400                            12,806
  01/31/2001                    11,849                            13,353
  04/30/2001                    11,828                            13,369
  07/31/2001                    12,299                            13,804
  10/31/2001                    12,458                            14,151
  01/31/2002                    12,366                            14,140
  04/30/2002                    12,543                            14,305
  07/31/2002                    12,933                            14,731
  10/31/2002                    12,690                            14,982
  01/31/2003                    12,799                            15,196
  04/30/2003                    12,873                            15,519
  07/31/2003                    13,090                            15,262
  10/31/2003                    13,665                            15,748
  01/31/2004                    14,491                            16,136
  04/30/2004                    14,184                            15,935
  07/31/2004                    14,220                            16,145
  10/31/2004                    15,026                            16,698
  01/31/2005                    15,701                            16,919
  04/30/2005                    16,174                            17,021
  07/31/2005                    16,845                            17,169
  10/31/2005                    16,630                            17,121
  01/31/2006                    17,068                            17,398
  04/30/2006                    17,207                            17,388
  07/31/2006                    17,507                            17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year  -1.91%    5-Year  6.32%    10-Year  5.76%


                   18 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer New Jersey Municipal Fund (Class C)

      Lehman Brothers Municipal Bond Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Oppenheimer New
                           Jersey Municipal                   Lehman Brothers
                            Fund (Class C)                  Municipal Bond Index
                           ----------------                 --------------------
  07/31/1996                   10,000                              10,000
  10/31/1996                   10,200                              10,252
  01/31/1997                   10,330                              10,415
  04/30/1997                   10,382                              10,458
  07/31/1997                   10,911                              11,025
  10/31/1997                   10,972                              11,123
  01/31/1998                   11,345                              11,468
  04/30/1998                   11,226                              11,430
  07/31/1998                   11,483                              11,686
  10/31/1998                   11,766                              12,014
  01/31/1999                   11,973                              12,231
  04/30/1999                   11,919                              12,224
  07/31/1999                   11,576                              12,022
  10/31/1999                   10,878                              11,802
  01/31/2000                   10,664                              11,787
  04/30/2000                   10,905                              12,112
  07/31/2000                   11,206                              12,541
  10/31/2000                   11,382                              12,806
  01/31/2001                   11,831                              13,353
  04/30/2001                   11,821                              13,369
  07/31/2001                   12,280                              13,804
  10/31/2001                   12,439                              14,151
  01/31/2002                   12,358                              14,140
  04/30/2002                   12,535                              14,305
  07/31/2002                   12,893                              14,731
  10/31/2002                   12,638                              14,982
  01/31/2003                   12,722                              15,196
  04/30/2003                   12,761                              15,519
  07/31/2003                   12,951                              15,262
  10/31/2003                   13,506                              15,748
  01/31/2004                   14,295                              16,136
  04/30/2004                   13,967                              15,935
  07/31/2004                   13,976                              16,145
  10/31/2004                   14,740                              16,698
  01/31/2005                   15,372                              16,919
  04/30/2005                   15,792                              17,021
  07/31/2005                   16,428                              17,169
  10/31/2005                   16,187                              17,121
  01/31/2006                   16,582                              17,398
  04/30/2006                   16,685                              17,388
  07/31/2006                   16,944                              17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year  2.15%     5-Year  6.65%    10-Year  5.41%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                   19 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES
--------------------------------------------------------------------------------

TOTAL RETURNS AND THE ENDING ACCOUNT VALUES IN THE GRAPHS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS IN A HYPOTHETICAL INVESTMENT FOR THE PERIODS SHOWN. CUMULATIVE TOTAL RETURNS ARE NOT ANNUALIZED. THE FUND'S TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. THIS ANNUAL REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE OPPENHEIMER NEW JERSEY MUNICIPAL FUND. BEFORE INVESTING IN ANY OF THE OPPENHEIMER FUNDS, INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. FUND PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUNDS. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048, OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ PROSPECTUSES CAREFULLY BEFORE INVESTING.

THE FUND'S INVESTMENT STRATEGY AND FOCUS CAN CHANGE OVER TIME. THE MENTION OF SPECIFIC FUND HOLDINGS DOES NOT CONSTITUTE A RECOMMENDATION BY OPPENHEIMERFUNDS, INC.

CLASS A shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                   20 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                   21 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND EXPENSES
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                            BEGINNING         ENDING            EXPENSES
                            ACCOUNT           ACCOUNT           PAID DURING
                            VALUE             VALUE             6 MONTHS ENDED
                            (2/1/06)          (7/31/06)         JULY 31, 2006
--------------------------------------------------------------------------------
Class A Actual              $1,000.00         $ 1,025.80        $ 4.48
--------------------------------------------------------------------------------
Class A Hypothetical         1,000.00           1,020.38          4.47
--------------------------------------------------------------------------------
Class B Actual               1,000.00           1,021.70          8.41
--------------------------------------------------------------------------------
Class B Hypothetical         1,000.00           1,016.51          8.38
--------------------------------------------------------------------------------
Class C Actual               1,000.00           1,021.80          8.30
--------------------------------------------------------------------------------
Class C Hypothetical         1,000.00           1,016.61          8.28

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2006 are as follows:

CLASS         EXPENSE RATIOS
----------------------------
Class A            0.89%
----------------------------
Class B            1.67
----------------------------
Class C            1.65

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                   22 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  July 31, 2006
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                     VALUE
     AMOUNT                                                                 COUPON         MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--97.6%
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY--69.7%
$    10,000  Bergen County HDC                                               6.750%      10/01/2018    $       10,098
---------------------------------------------------------------------------------------------------------------------
     25,000  Berkeley HFC (Bayville Hsg.)                                    5.750       08/01/2014            25,580
---------------------------------------------------------------------------------------------------------------------
     55,000  Camden County Municipal Utilities Authority                     5.125       07/15/2017            55,638
---------------------------------------------------------------------------------------------------------------------
     50,000  Camden County Municipal Utilities Authority                     5.300       07/15/2014            50,667
---------------------------------------------------------------------------------------------------------------------
    100,000  Camden County PCFA
             (Camden County Energy Recovery Associates)                      7.500       12/01/2009           101,319
---------------------------------------------------------------------------------------------------------------------
    100,000  Camden County PCFA
             (Camden County Energy Recovery Associates)                      7.500       12/01/2010           100,254
---------------------------------------------------------------------------------------------------------------------
    100,000  Delaware River Port Authority PA/NJ                             5.400       01/01/2011           102,118
---------------------------------------------------------------------------------------------------------------------
  1,565,000  Delaware River Port Authority PA/NJ                             5.400       01/01/2016         1,597,912
---------------------------------------------------------------------------------------------------------------------
  9,140,000  Delaware River Port Authority PA/NJ                             5.500       01/01/2026         9,334,865
---------------------------------------------------------------------------------------------------------------------
    300,000  Essex County Improvement Authority                              5.125       10/01/2022           316,557
---------------------------------------------------------------------------------------------------------------------
     40,000  Essex County Improvement Authority
             (County Jail & Youth House)                                     5.350       12/01/2024            40,973
---------------------------------------------------------------------------------------------------------------------
     70,000  Essex County Improvement Authority (Sportsplex)                 5.625       10/01/2027            71,564
---------------------------------------------------------------------------------------------------------------------
  2,000,000  Garden State Preservation Trust
             (Open Space & Farmland Preservation)                            5.800       11/01/2023         2,261,540
---------------------------------------------------------------------------------------------------------------------
  1,250,000  Gloucester County Hsg. Devel. Corp. (Colonial Park) 1           6.200       09/15/2011         1,261,725
---------------------------------------------------------------------------------------------------------------------
     20,000  Gloucester County Improvement Authority
             (Governmental Leasing Program)                                  5.900       04/01/2007            20,034
---------------------------------------------------------------------------------------------------------------------
      5,000  Gloucester County Utilities Authority                           5.125       01/01/2013             5,005
---------------------------------------------------------------------------------------------------------------------
     25,000  Haledon School District                                         5.625       02/01/2009            25,036
---------------------------------------------------------------------------------------------------------------------
    565,000  Higher Education Student Assistance Authority
             (Student Loan)                                                  6.000       06/01/2015           578,577
---------------------------------------------------------------------------------------------------------------------
  1,000,000  Hudson County Solid Waste Improvement Authority                 6.000       01/01/2029         1,005,350
---------------------------------------------------------------------------------------------------------------------
  3,755,000  Hudson County Solid Waste Improvement Authority
             (Koppers Site)                                                  6.125       01/01/2029         3,784,364
---------------------------------------------------------------------------------------------------------------------
     20,000  Hunterdon County Educational Services Commission COP 2          7.000       02/01/2015            20,225
---------------------------------------------------------------------------------------------------------------------
     25,000  Jersey City GO                                                  5.250       10/01/2016            25,553
---------------------------------------------------------------------------------------------------------------------
    100,000  Lenape Regional High School District                            5.000       04/01/2023           100,541
---------------------------------------------------------------------------------------------------------------------
     75,000  Mercer County Improvement Authority                             5.000       11/15/2016            76,724
---------------------------------------------------------------------------------------------------------------------
  3,290,000  Mercer County Improvement Authority                             5.000       08/01/2040         3,372,447
---------------------------------------------------------------------------------------------------------------------
     45,000  Mercer County Improvement Authority (Solid Waste)               5.750       09/15/2016            46,791
---------------------------------------------------------------------------------------------------------------------
    875,000  Middlesex County Improvement Authority
             (Heldrich Center Hotel) 1                                       5.000       01/01/2015           880,040
---------------------------------------------------------------------------------------------------------------------
    500,000  Middlesex County Improvement Authority
             (Heldrich Center Hotel) 1                                       5.000       01/01/2020           502,535
---------------------------------------------------------------------------------------------------------------------
  1,535,000  Middlesex County Improvement Authority
             (Heldrich Center Hotel) 1                                       5.000       01/01/2032         1,492,956


                   23 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                     VALUE
     AMOUNT                                                                 COUPON         MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$ 1,100,000  Middlesex County Improvement Authority
             (Heldrich Center Hotel) 1                                       5.125%      01/01/2037    $    1,085,755
---------------------------------------------------------------------------------------------------------------------
    975,000  Middlesex County Improvement Authority
             (Skyline Tower Urban Renewal Associates) 1                      5.350       07/01/2034         1,008,413
---------------------------------------------------------------------------------------------------------------------
  2,500,000  Middlesex County Pollution Control Authority
             (Amerada Hess Corp.)                                            6.050       09/15/2034         2,673,300
---------------------------------------------------------------------------------------------------------------------
     10,000  Morristown GO                                                   5.300       03/01/2021            10,010
---------------------------------------------------------------------------------------------------------------------
     35,000  New Brunswick Hsg. & Urban Devel. Authority                     5.500       08/01/2011            35,046
---------------------------------------------------------------------------------------------------------------------
     65,000  New Brunswick Hsg. & Urban Devel. Authority                     5.750       07/01/2024            65,112
---------------------------------------------------------------------------------------------------------------------
  1,655,000  NJ EDA (American Airlines) 1                                    7.100       11/01/2031         1,655,563
---------------------------------------------------------------------------------------------------------------------
  2,755,000  NJ EDA (Anheuser-Busch Companies) 1                             5.850       12/01/2030         2,813,902
---------------------------------------------------------------------------------------------------------------------
  2,065,000  NJ EDA (Applewood Estates)                                      5.000       10/01/2025         2,120,631
---------------------------------------------------------------------------------------------------------------------
  8,060,000  NJ EDA (Applewood Estates) 1                                    5.000       10/01/2035         8,216,848
---------------------------------------------------------------------------------------------------------------------
     50,000  NJ EDA (Bristol Glen)                                           5.750       07/01/2029            50,828
---------------------------------------------------------------------------------------------------------------------
  1,690,000  NJ EDA (Cadbury at Cherry Hill)                                 4.600       07/01/2027         1,694,276
---------------------------------------------------------------------------------------------------------------------
    100,000  NJ EDA (Cadbury at Cherry Hill)                                 5.500       07/01/2018           103,116
---------------------------------------------------------------------------------------------------------------------
     25,000  NJ EDA (Cadbury at Cherry Hill)                                 5.500       07/01/2028            25,546
---------------------------------------------------------------------------------------------------------------------
     25,000  NJ EDA (Cascade Corp.)                                          8.250       02/01/2026            24,999
---------------------------------------------------------------------------------------------------------------------
  3,000,000  NJ EDA (Cigarette Tax)                                          5.500       06/15/2031         3,111,450
---------------------------------------------------------------------------------------------------------------------
  1,500,000  NJ EDA (Cigarette Tax)                                          5.750       06/15/2029         1,589,985
---------------------------------------------------------------------------------------------------------------------
 10,000,000  NJ EDA (Cigarette Tax)                                          5.750       06/15/2034        10,533,000
---------------------------------------------------------------------------------------------------------------------
    530,000  NJ EDA (Continental Airlines)                                   5.500       04/01/2028           470,375
---------------------------------------------------------------------------------------------------------------------
 15,660,000  NJ EDA (Continental Airlines)                                   6.250       09/15/2019        16,033,334
---------------------------------------------------------------------------------------------------------------------
  4,045,000  NJ EDA (Continental Airlines) 1                                 6.250       09/15/2029         4,139,410
---------------------------------------------------------------------------------------------------------------------
  5,750,000  NJ EDA (Continental Airlines) 1                                 6.400       09/15/2023         5,906,458
---------------------------------------------------------------------------------------------------------------------
  3,590,000  NJ EDA (Continental Airlines) 1                                 6.625       09/15/2012         3,784,865
---------------------------------------------------------------------------------------------------------------------
    665,000  NJ EDA (Continental Airlines)                                   7.000       11/15/2030           697,465
---------------------------------------------------------------------------------------------------------------------
  3,500,000  NJ EDA (Continental Airlines) 1                                 9.000       06/01/2033         4,132,485
---------------------------------------------------------------------------------------------------------------------
    100,000  NJ EDA (Courthouse Convalescent Center)                         8.700       02/01/2014           100,061
---------------------------------------------------------------------------------------------------------------------
  3,100,000  NJ EDA (Cranes Mill)                                            5.100       06/01/2027         3,057,902
---------------------------------------------------------------------------------------------------------------------
     70,000  NJ EDA (Dept. of Human Services)                                5.000       07/01/2022            71,634
---------------------------------------------------------------------------------------------------------------------
    130,000  NJ EDA (Dept. of Human Services)                                6.250       07/01/2024           141,072
---------------------------------------------------------------------------------------------------------------------
    100,000  NJ EDA (Devereux Foundation)                                    5.450       05/01/2027           101,958
---------------------------------------------------------------------------------------------------------------------
     25,000  NJ EDA (Eastern Shore)                                          8.000       02/01/2011            25,003
---------------------------------------------------------------------------------------------------------------------
    615,000  NJ EDA (Elizabethtown Water Company)                            5.600       12/01/2025           624,803
---------------------------------------------------------------------------------------------------------------------
  3,900,000  NJ EDA (Empowerment Zone-Cumberland) 1                          7.750       08/01/2021         3,921,021
---------------------------------------------------------------------------------------------------------------------
     20,000  NJ EDA (Fellowship Village)                                     5.500       01/01/2018            20,379
---------------------------------------------------------------------------------------------------------------------
    140,000  NJ EDA (General Motors Corp.)                                   5.350       04/01/2009           137,876
---------------------------------------------------------------------------------------------------------------------
     25,000  NJ EDA (Greater New York Councils Boy Scouts of America)        5.450       09/01/2023            25,124
---------------------------------------------------------------------------------------------------------------------
    320,000  NJ EDA (Hackensack Water Company)                               5.800       03/01/2024           327,261


                   24 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

  PRINCIPAL                                                                                                     VALUE
     AMOUNT                                                                 COUPON         MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$   125,000  NJ EDA (Hackensack Water Company)                               5.900%      03/01/2024    $      127,771
---------------------------------------------------------------------------------------------------------------------
  2,010,000  NJ EDA (Jersey Central Power & Light)                           7.100       07/01/2015         2,034,261
---------------------------------------------------------------------------------------------------------------------
  4,900,000  NJ EDA (JVG Properties) 1                                       5.375       03/01/2019         4,965,170
---------------------------------------------------------------------------------------------------------------------
  2,500,000  NJ EDA (Kapkowski Road Landfill) 1                              6.500       04/01/2031         2,912,325
---------------------------------------------------------------------------------------------------------------------
     10,000  NJ EDA (Kullman Associates)                                     6.125       06/01/2018             9,628
---------------------------------------------------------------------------------------------------------------------
    120,000  NJ EDA (Kullman Associates)                                     6.750       07/01/2019           119,155
---------------------------------------------------------------------------------------------------------------------
    710,000  NJ EDA (Lions Gate)                                             5.750       01/01/2025           724,186
---------------------------------------------------------------------------------------------------------------------
  1,330,000  NJ EDA (Lions Gate)                                             5.875       01/01/2037         1,358,502
---------------------------------------------------------------------------------------------------------------------
     30,000  NJ EDA (Manchester Manor)                                       6.700       08/01/2022            30,060
---------------------------------------------------------------------------------------------------------------------
  1,000,000  NJ EDA (Marcus L. Ward Home)                                    5.750       11/01/2024         1,059,670
---------------------------------------------------------------------------------------------------------------------
  1,200,000  NJ EDA (Marcus L. Ward Home)                                    5.800       11/01/2031         1,274,052
---------------------------------------------------------------------------------------------------------------------
  1,000,000  NJ EDA (Masonic Charity Foundation of New Jersey)               5.500       06/01/2031         1,051,650
---------------------------------------------------------------------------------------------------------------------
    750,000  NJ EDA (Masonic Charity Foundation of New Jersey)               6.000       06/01/2025           821,588
---------------------------------------------------------------------------------------------------------------------
    180,000  NJ EDA (Middlesex Water Company)                                5.200       10/01/2022           180,148
---------------------------------------------------------------------------------------------------------------------
    180,000  NJ EDA (Middlesex Water Company)                                5.250       10/01/2023           180,103
---------------------------------------------------------------------------------------------------------------------
     40,000  NJ EDA (Middlesex Water Company)                                5.250       02/01/2029            40,019
---------------------------------------------------------------------------------------------------------------------
    215,000  NJ EDA (Middlesex Water Company)                                5.350       02/01/2038           219,928
---------------------------------------------------------------------------------------------------------------------
    790,000  NJ EDA (New Jersey American Water Company)                      5.250       07/01/2038           814,316
---------------------------------------------------------------------------------------------------------------------
    110,000  NJ EDA (New Jersey American Water Company)                      5.350       06/01/2023           110,123
---------------------------------------------------------------------------------------------------------------------
    240,000  NJ EDA (New Jersey American Water Company)                      5.350       06/01/2023           240,269
---------------------------------------------------------------------------------------------------------------------
    505,000  NJ EDA (New Jersey American Water Company)                      5.375       05/01/2032           522,609
---------------------------------------------------------------------------------------------------------------------
    310,000  NJ EDA (New Jersey American Water Company)                      5.500       06/01/2023           310,260
---------------------------------------------------------------------------------------------------------------------
    870,000  NJ EDA (New Jersey American Water Company)                      5.950       11/01/2029           882,867
---------------------------------------------------------------------------------------------------------------------
    385,000  NJ EDA (New Jersey American Water Company)                      6.000       05/01/2036           395,083
---------------------------------------------------------------------------------------------------------------------
  6,520,000  NJ EDA (New Jersey American Water Company)                      6.875       11/01/2034         6,568,704
---------------------------------------------------------------------------------------------------------------------
     70,000  NJ EDA (New Jersey Natural Gas Company)                         5.000       12/01/2038            70,960
---------------------------------------------------------------------------------------------------------------------
     25,000  NJ EDA (New Jersey Transit Corp.)                               5.700       12/15/2013            25,170
---------------------------------------------------------------------------------------------------------------------
     30,000  NJ EDA (New Jersey Transit Corp.)                               5.750       12/15/2017            30,211
---------------------------------------------------------------------------------------------------------------------
  2,105,000  NJ EDA (Nui Corp.)                                              5.250       11/01/2033         2,122,345
---------------------------------------------------------------------------------------------------------------------
    600,000  NJ EDA (Nui Corp.)                                              5.250       11/01/2033           602,556
---------------------------------------------------------------------------------------------------------------------
    765,000  NJ EDA (Nui Corp.)                                              5.700       06/01/2032           787,820
---------------------------------------------------------------------------------------------------------------------
     45,000  NJ EDA
             (Presbyterian Home at Watchung/Pennington/Monmouth)             7.250       12/01/2021            47,223
---------------------------------------------------------------------------------------------------------------------
     50,000  NJ EDA
             (Presbyterian Home at Watchung/Pennington/Monmouth)             7.500       12/01/2032            52,393
---------------------------------------------------------------------------------------------------------------------
  2,000,000  NJ EDA (Public Schools Small Project Loan Program) RITES        6.394 3     09/01/2024         2,552,600
---------------------------------------------------------------------------------------------------------------------
  4,820,000  NJ EDA (Public Service Electric & Gas) 1                        6.400       05/01/2032         4,855,957
---------------------------------------------------------------------------------------------------------------------
    240,000  NJ EDA (Reformed Church Ministries to the Aging
             The Particulare Synod Mid-Atlantics)                            5.375       12/01/2018           245,947
---------------------------------------------------------------------------------------------------------------------
  6,000,000  NJ EDA (School Facilities Construction)                         5.000       09/01/2030         6,156,120


                   25 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                     VALUE
     AMOUNT                                                                 COUPON         MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$ 7,430,000  NJ EDA (School Facilities Construction)                         5.125%      03/01/2028    $    7,690,422
---------------------------------------------------------------------------------------------------------------------
  6,345,000  NJ EDA (School Facilities Construction)                         5.125       09/01/2028         6,587,442
---------------------------------------------------------------------------------------------------------------------
  4,430,000  NJ EDA (School Facilities Construction)                         5.125       03/01/2030         4,578,937
---------------------------------------------------------------------------------------------------------------------
    635,000  NJ EDA (St. Barnabas Medical Center)                            5.375       07/01/2027           654,660
---------------------------------------------------------------------------------------------------------------------
  1,215,000  NJ EDA (St. Francis Life Care Corp.)                            5.700       10/01/2017         1,243,176
---------------------------------------------------------------------------------------------------------------------
  2,000,000  NJ EDA (St. Francis Life Care Corp.)                            5.750       10/01/2023         2,045,180
---------------------------------------------------------------------------------------------------------------------
    480,000  NJ EDA (The Gill/St. Bernards School)                           6.000       02/01/2019           490,579
---------------------------------------------------------------------------------------------------------------------
    510,000  NJ EDA (The Gill/St. Bernards School)                           6.000       02/01/2020           520,868
---------------------------------------------------------------------------------------------------------------------
    545,000  NJ EDA (The Gill/St. Bernards School)                           6.000       02/01/2021           556,298
---------------------------------------------------------------------------------------------------------------------
    575,000  NJ EDA (The Gill/St. Bernards School)                           6.000       02/01/2022           586,506
---------------------------------------------------------------------------------------------------------------------
    610,000  NJ EDA (The Gill/St. Bernards School)                           6.000       02/01/2023           621,938
---------------------------------------------------------------------------------------------------------------------
    650,000  NJ EDA (The Gill/St. Bernards School)                           6.000       02/01/2024           662,545
---------------------------------------------------------------------------------------------------------------------
    690,000  NJ EDA (The Gill/St. Bernards School)                           6.000       02/01/2025           703,007
---------------------------------------------------------------------------------------------------------------------
    115,000  NJ EDA (The Presbyterian Home at Montgomery)                    6.375       11/01/2031           121,180
---------------------------------------------------------------------------------------------------------------------
  3,770,000  NJ EDA (Trigen-Trenton District Energy Company)                 6.200       12/01/2010         3,808,567
---------------------------------------------------------------------------------------------------------------------
     20,000  NJ EDA (United Methodist Homes of New Jersey)                   5.125       07/01/2018            19,495
---------------------------------------------------------------------------------------------------------------------
  2,370,000  NJ EDA (United Methodist Homes of New Jersey)                   5.125       07/01/2025         2,260,838
---------------------------------------------------------------------------------------------------------------------
     25,000  NJ EDA (United Methodist Homes of New Jersey)                   7.200       07/01/2010            25,292
---------------------------------------------------------------------------------------------------------------------
    420,000  NJ EDA (United Water New Jersey)                                5.000       11/01/2028           425,662
---------------------------------------------------------------------------------------------------------------------
     10,000  NJ EDA (YMCA of Fanwood-Scotch Plains)                          6.375       12/01/2007            10,016
---------------------------------------------------------------------------------------------------------------------
  2,000,000  NJ EDA Retirement Community (Cedar Crest Village)               7.250       11/15/2021         2,174,280
---------------------------------------------------------------------------------------------------------------------
  2,100,000  NJ EDA Retirement Community (Seabrook Village)                  8.000       11/15/2015         2,357,502
---------------------------------------------------------------------------------------------------------------------
  2,170,000  NJ EDA RITES 1,4                                                6.491 3     03/01/2027         2,454,010
---------------------------------------------------------------------------------------------------------------------
  4,520,000  NJ EDA ROLs                                                     9.105 3     03/01/2028         5,153,794
---------------------------------------------------------------------------------------------------------------------
  9,045,000  NJ EDA ROLs                                                     9.105 3     03/01/2030        10,261,372
---------------------------------------------------------------------------------------------------------------------
     90,000  NJ Educational Facilities Authority
             (Beth Medrash Govoha America)                                   6.375       07/01/2030            94,958
---------------------------------------------------------------------------------------------------------------------
    825,000  NJ Educational Facilities Authority (Caldwell College)          7.250       07/01/2025           834,710
---------------------------------------------------------------------------------------------------------------------
    625,000  NJ Educational Facilities Authority
             (Fairleigh Dickinson University), Series D                      5.250       07/01/2032           634,563
---------------------------------------------------------------------------------------------------------------------
 15,000,000  NJ Educational Facilities Authority
             (Fairleigh Dickinson University), Series D                      6.000       07/01/2025        16,208,400
---------------------------------------------------------------------------------------------------------------------
  1,235,000  NJ Educational Facilities Authority
             (Fairleigh Dickinson University), Series G                      5.700       07/01/2028         1,277,101
---------------------------------------------------------------------------------------------------------------------
  3,540,000  NJ Educational Facilities Authority
             (Georgian Court College)                                        6.500       07/01/2033         3,906,886
---------------------------------------------------------------------------------------------------------------------
     25,000  NJ Educational Facilities Authority
             (Institute for Advance Study)                                   5.000       07/01/2028            25,602
---------------------------------------------------------------------------------------------------------------------
    185,000  NJ Educational Facilities Authority (Monmouth University)       5.625       07/01/2013           185,163
---------------------------------------------------------------------------------------------------------------------
  2,000,000  NJ Educational Facilities Authority (Monmouth University)       5.800       07/01/2022         2,058,900


                   26 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

  PRINCIPAL                                                                                                     VALUE
     AMOUNT                                                                 COUPON         MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$ 2,855,000  NJ Educational Facilities Authority
             (Montclaire State University)                                   5.000%      07/01/2024    $    2,990,184
---------------------------------------------------------------------------------------------------------------------
  1,590,000  NJ Educational Facilities Authority
             (Montclaire State University)                                   5.000       07/01/2031         1,652,328
---------------------------------------------------------------------------------------------------------------------
     25,000  NJ Educational Facilities Authority (Princeton University)      5.000       07/01/2029            25,409
---------------------------------------------------------------------------------------------------------------------
    280,000  NJ Educational Facilities Authority (St. Peter's College)       5.500       07/01/2027           281,355
---------------------------------------------------------------------------------------------------------------------
  1,345,000  NJ Educational Facilities Authority
             (Stevens Institute of Technology)                               5.250       07/01/2032         1,379,015
---------------------------------------------------------------------------------------------------------------------
    100,000  NJ Educational Facilities Authority
             (University of Medicine & Dentistry)                            5.250       12/01/2014           101,109
---------------------------------------------------------------------------------------------------------------------
     20,000  NJ Educational Facilities Authority
             (University of Medicine & Dentistry)                            5.250       12/01/2015            20,222
---------------------------------------------------------------------------------------------------------------------
    315,000  NJ Educational Facilities Authority
             (University of Medicine & Dentistry)                            5.250       12/01/2021           318,443
---------------------------------------------------------------------------------------------------------------------
    705,000  NJ Educational Facilities Authority
             (University of Medicine & Dentistry)                            5.250       12/01/2021           712,706
---------------------------------------------------------------------------------------------------------------------
    100,000  NJ Educational Facilities Authority
             (University of Medicine & Dentistry)                            5.250       12/01/2025           101,090
---------------------------------------------------------------------------------------------------------------------
    190,000  NJ Educational Facilities Authority
             (University of Medicine & Dentistry)                            5.250       12/01/2025           192,071
---------------------------------------------------------------------------------------------------------------------
     80,000  NJ Environmental Infrastructure                                 5.000       09/01/2020            82,674
---------------------------------------------------------------------------------------------------------------------
     10,000  NJ Health Care Facilities Financing Authority
             (Allegany Health System Obligated Group)                        5.200       07/01/2018            10,299
---------------------------------------------------------------------------------------------------------------------
     65,000  NJ Health Care Facilities Financing Authority
             (Atlantic Health Systems Hospital Corp.)                        5.375       07/01/2019            67,075
---------------------------------------------------------------------------------------------------------------------
     50,000  NJ Health Care Facilities Financing Authority
             (Atlantic Health Systems)                                       5.000       07/01/2027            50,839
---------------------------------------------------------------------------------------------------------------------
    475,000  NJ Health Care Facilities Financing Authority
             (Avalon at Hillsborough)                                        6.150       07/01/2020           479,973
---------------------------------------------------------------------------------------------------------------------
    750,000  NJ Health Care Facilities Financing Authority
             (Avalon at Hillsborough)                                        6.375       07/01/2025           755,280
---------------------------------------------------------------------------------------------------------------------
    500,000  NJ Health Care Facilities Financing Authority
             (Avalon at Hillsborough)                                        6.625       07/01/2035           503,915
---------------------------------------------------------------------------------------------------------------------
     10,000  NJ Health Care Facilities Financing Authority
             (Burdette Tomlin Memorial Hospital)                             6.500       07/01/2012            10,039
---------------------------------------------------------------------------------------------------------------------
     10,000  NJ Health Care Facilities Financing Authority
             (Catholic Health East)                                          5.375       11/15/2033            10,352
---------------------------------------------------------------------------------------------------------------------
  1,000,000  NJ Health Care Facilities Financing Authority
             (Childrens Specialized Hospital)                                5.500       07/01/2036         1,034,840
---------------------------------------------------------------------------------------------------------------------
     50,000  NJ Health Care Facilities Financing Authority
             (Chilton Memorial Hospital)                                     5.000       07/01/2013            50,024
---------------------------------------------------------------------------------------------------------------------
     25,000  NJ Health Care Facilities Financing Authority
             (CMC/KMCC Obligated Group)                                      5.500       07/01/2027            25,800


                   27 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                     VALUE
     AMOUNT                                                                 COUPON         MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$   125,000  NJ Health Care Facilities Financing Authority
             (CMMC/CMHS Obligated Group)                                     5.000%      07/01/2025    $      126,841
---------------------------------------------------------------------------------------------------------------------
  1,000,000  NJ Health Care Facilities Financing Authority
             (Columbus Hospital)                                             7.500       07/01/2021         1,001,340
---------------------------------------------------------------------------------------------------------------------
     50,000  NJ Health Care Facilities Financing Authority
             (CoMC/KMCC Obligated Group)                                     5.500       07/01/2017            51,652
---------------------------------------------------------------------------------------------------------------------
  2,000,000  NJ Health Care Facilities Financing Authority
             (Englewood Hospital & Medical Center) RITES                     7.466 3     08/01/2025         2,390,440
---------------------------------------------------------------------------------------------------------------------
     15,000  NJ Health Care Facilities Financing Authority
             (Greystone Park Psychiatric Hospital)                           5.000       09/15/2026            15,538
---------------------------------------------------------------------------------------------------------------------
     30,000  NJ Health Care Facilities Financing Authority
             (Hackensack University Medical Center)                          5.000       01/01/2028            30,421
---------------------------------------------------------------------------------------------------------------------
  1,250,000  NJ Health Care Facilities Financing Authority
             (Holy Name Hospital)                                            5.000       07/01/2036         1,246,100
---------------------------------------------------------------------------------------------------------------------
     15,000  NJ Health Care Facilities Financing Authority
             (Holy Name Hospital)                                            6.000       07/01/2025            15,446
---------------------------------------------------------------------------------------------------------------------
  2,500,000  NJ Health Care Facilities Financing Authority
             (Hunterdon Medical Center)                                      5.125       07/01/2035         2,527,600
---------------------------------------------------------------------------------------------------------------------
     25,000  NJ Health Care Facilities Financing Authority
             (ONP/MHC Obligated Group)                                       5.375       07/01/2024            26,075
---------------------------------------------------------------------------------------------------------------------
     55,000  NJ Health Care Facilities Financing Authority
             (Palisades Medical Center)                                      5.250       07/01/2028            55,696
---------------------------------------------------------------------------------------------------------------------
  1,500,000  NJ Health Care Facilities Financing Authority
             (Raritan Bay Medical Center)                                    7.250       07/01/2014         1,543,800
---------------------------------------------------------------------------------------------------------------------
    130,000  NJ Health Care Facilities Financing Authority
             (Raritan Bay Medical Center)                                    7.250       07/01/2027           132,964
---------------------------------------------------------------------------------------------------------------------
  1,000,000  NJ Health Care Facilities Financing Authority (RWJ Health
             Care Corp/RWJ Hospital at Hamilton Obligated Group)             5.000       07/01/2025         1,024,900
---------------------------------------------------------------------------------------------------------------------
  8,000,000  NJ Health Care Facilities Financing Authority (RWJ
             University Hospital)                                            5.000       07/01/2035         8,140,800
---------------------------------------------------------------------------------------------------------------------
  1,000,000  NJ Health Care Facilities Financing Authority (RWJ
             University Hospital)                                            5.750       07/01/2025         1,053,740
---------------------------------------------------------------------------------------------------------------------
     20,000  NJ Health Care Facilities Financing Authority
             (Society of the Valley Hospital)                                5.500       07/01/2020            21,058
---------------------------------------------------------------------------------------------------------------------
     20,000  NJ Health Care Facilities Financing Authority
             (Somerset Medical Center)                                       5.500       07/01/2033            20,431
---------------------------------------------------------------------------------------------------------------------
     20,000  NJ Health Care Facilities Financing Authority
             (South Jersey Hospital System)                                  6.000       07/01/2032            21,154
---------------------------------------------------------------------------------------------------------------------
     25,000  NJ Health Care Facilities Financing Authority
             (St. Barnabas Corp.)                                            5.000       07/01/2024            25,419
---------------------------------------------------------------------------------------------------------------------
  4,845,000  NJ Health Care Facilities Financing Authority
             (St. Clare's Hospital)                                          5.250       07/01/2021         5,086,233
---------------------------------------------------------------------------------------------------------------------
    255,000  NJ Health Care Facilities Financing Authority
             (St. Joseph's Hospital & Medical Center)                        5.750       07/01/2016           260,447


                   28 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

  PRINCIPAL                                                                                                     VALUE
     AMOUNT                                                                 COUPON         MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$   800,000  NJ Health Care Facilities Financing Authority
             (St. Joseph's Hospital & Medical Center)                        6.000%      07/01/2026    $      817,304
---------------------------------------------------------------------------------------------------------------------
      5,000  NJ Health Care Facilities Financing Authority
             (St. Peter's Hospital)                                          5.000       07/01/2012             5,004
---------------------------------------------------------------------------------------------------------------------
     20,000  NJ Health Care Facilities Financing Authority
             (St. Peter's Hospital)                                          5.000       07/01/2013            20,016
---------------------------------------------------------------------------------------------------------------------
    185,000  NJ Health Care Facilities Financing Authority
             (St. Peter's Hospital)                                          5.000       07/01/2021           185,551
---------------------------------------------------------------------------------------------------------------------
  1,000,000  NJ Health Care Facilities Financing Authority
             (St. Peter's University Hospital/Margaret McLaughlin
             McCarrick Care Center Obligated Group)                          6.875       07/01/2030         1,097,720
---------------------------------------------------------------------------------------------------------------------
     45,000  NJ Health Care Facilities Financing Authority
             (The Medical Center at Princeton)                               5.000       07/01/2028            45,895
---------------------------------------------------------------------------------------------------------------------
     50,000  NJ Health Care Facilities Financing Authority
             (THGS\THGSF Obligated Group)                                    5.200       07/01/2031            51,214
---------------------------------------------------------------------------------------------------------------------
     50,000  NJ Health Care Facilities Financing Authority
             (Trinitas Hospital/Marillac Corp. Obligated Group)              7.400       07/01/2020            55,272
---------------------------------------------------------------------------------------------------------------------
  3,870,000  NJ Health Care Facilities Financing Authority DRIVERS 1         8.126 3     09/15/2028         4,398,913
---------------------------------------------------------------------------------------------------------------------
     15,000  NJ HFA                                                          5.250       11/01/2015            15,010
---------------------------------------------------------------------------------------------------------------------
     45,000  NJ HFA                                                          5.375       11/01/2008            45,038
---------------------------------------------------------------------------------------------------------------------
     10,000  NJ Higher Education Assistance Authority (Student Loans)        5.250       06/01/2018            10,104
---------------------------------------------------------------------------------------------------------------------
     45,000  NJ Higher Education Assistance Authority (Student Loans)        5.800       06/01/2016            45,151
---------------------------------------------------------------------------------------------------------------------
     30,000  NJ Higher Education Assistance Authority (Student Loans)        5.900       07/01/2009            30,273
---------------------------------------------------------------------------------------------------------------------
     30,000  NJ Higher Education Assistance Authority (Student Loans)        6.000       07/01/2012            30,046
---------------------------------------------------------------------------------------------------------------------
     20,000  NJ Higher Education Assistance Authority (Student Loans)        6.125       07/01/2009            20,033
---------------------------------------------------------------------------------------------------------------------
     15,000  NJ Higher Education Assistance Authority (Student Loans)        6.125       07/01/2015            15,030
---------------------------------------------------------------------------------------------------------------------
     20,000  NJ Hsg. & Mortgage Finance Agency (Homebuyer)                   5.250       10/01/2018            20,407
---------------------------------------------------------------------------------------------------------------------
     15,000  NJ Hsg. & Mortgage Finance Agency (Homebuyer)                   6.125       10/01/2021            15,095
---------------------------------------------------------------------------------------------------------------------
  1,500,000  NJ Hsg. & Mortgage Finance Agency (Multifamily) 5               4.650       11/01/2026         1,505,160
---------------------------------------------------------------------------------------------------------------------
  1,600,000  NJ Hsg. & Mortgage Finance Agency (Multifamily) 5               4.800       11/01/2036         1,602,352
---------------------------------------------------------------------------------------------------------------------
  2,335,000  NJ Hsg. & Mortgage Finance Agency (Multifamily) 5               4.900       11/01/2026         2,351,579
---------------------------------------------------------------------------------------------------------------------
  1,000,000  NJ Hsg. & Mortgage Finance Agency (Multifamily) 5               5.000       11/01/2036         1,004,520
---------------------------------------------------------------------------------------------------------------------
     80,000  NJ Hsg. & Mortgage Finance Agency (Multifamily)                 5.400       11/01/2028            81,653
---------------------------------------------------------------------------------------------------------------------
    200,000  NJ Hsg. & Mortgage Finance Agency, Series A                     5.550       05/01/2027           206,300
---------------------------------------------------------------------------------------------------------------------
     45,000  NJ Hsg. & Mortgage Finance Agency, Series A                     5.650       05/01/2040            46,438
---------------------------------------------------------------------------------------------------------------------
     30,000  NJ Hsg. & Mortgage Finance Agency, Series B                     5.850       11/01/2012            31,301
---------------------------------------------------------------------------------------------------------------------
     80,000  NJ Hsg. & Mortgage Finance Agency, Series B                     6.150       11/01/2020            84,101
---------------------------------------------------------------------------------------------------------------------
    100,000  NJ Hsg. & Mortgage Finance Agency, Series E1                    5.750       05/01/2025           103,844
---------------------------------------------------------------------------------------------------------------------
  5,230,000  NJ Hsg. & Mortgage Finance Agency, Series M 1                   4.875       10/01/2026         5,255,366
---------------------------------------------------------------------------------------------------------------------
    935,000  NJ Hsg. & Mortgage Finance Agency, Series M 1                   5.000       10/01/2036           951,260
---------------------------------------------------------------------------------------------------------------------
     35,000  NJ Hsg. & Mortgage Finance Agency, Series N                     5.900       10/01/2012            35,101


                   29 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                     VALUE
     AMOUNT                                                                 COUPON         MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$ 1,085,000  NJ Hsg. & Mortgage Finance Agency, Series S 1                   5.950%      10/01/2017    $    1,099,062
---------------------------------------------------------------------------------------------------------------------
     75,000  NJ Hsg. & Mortgage Finance Agency, Series T                     5.600       04/01/2017            77,202
---------------------------------------------------------------------------------------------------------------------
  1,340,000  NJ Hsg. & Mortgage Finance Agency, Series U                     5.750       04/01/2018         1,374,505
---------------------------------------------------------------------------------------------------------------------
    480,000  NJ Hsg. & Mortgage Finance Agency, Series U                     5.850       04/01/2029           491,640
---------------------------------------------------------------------------------------------------------------------
     75,000  NJ Hsg. & Mortgage Finance Agency, Series V                     5.250       04/01/2026            76,724
---------------------------------------------------------------------------------------------------------------------
     10,000  NJ Sports & Exposition Authority, Series A                      5.000       01/01/2010            10,009
---------------------------------------------------------------------------------------------------------------------
     15,000  NJ Sports & Exposition Authority, Series A                      5.125       01/01/2016            15,015
---------------------------------------------------------------------------------------------------------------------
    200,000  NJ Sports & Exposition Authority, Series A                      5.200       01/01/2020           200,206
---------------------------------------------------------------------------------------------------------------------
    565,000  NJ Sports & Exposition Authority, Series A                      5.200       01/01/2024           565,514
---------------------------------------------------------------------------------------------------------------------
    375,000  NJ Tobacco Settlement Financing Corp. (TASC)                    5.375       06/01/2018           380,779
---------------------------------------------------------------------------------------------------------------------
     10,000  NJ Tobacco Settlement Financing Corp. (TASC)                    5.750       06/01/2016            10,393
---------------------------------------------------------------------------------------------------------------------
 17,430,000  NJ Tobacco Settlement Financing Corp. (TASC)                    5.750       06/01/2032        18,239,972
---------------------------------------------------------------------------------------------------------------------
 12,760,000  NJ Tobacco Settlement Financing Corp. (TASC)                    6.000       06/01/2037        13,480,302
---------------------------------------------------------------------------------------------------------------------
 16,660,000  NJ Tobacco Settlement Financing Corp. (TASC)                    6.125       06/01/2042        17,704,915
---------------------------------------------------------------------------------------------------------------------
  3,860,000  NJ Tobacco Settlement Financing Corp. (TASC)                    6.250       06/01/2043         4,188,332
---------------------------------------------------------------------------------------------------------------------
  1,080,000  NJ Tobacco Settlement Financing Corp. (TASC)                    6.375       06/01/2032         1,177,686
---------------------------------------------------------------------------------------------------------------------
 10,280,000  NJ Tobacco Settlement Financing Corp. (TASC)                    6.750       06/01/2039        11,540,122
---------------------------------------------------------------------------------------------------------------------
    660,000  NJ Tobacco Settlement Financing Corp. (TASC)                    7.000       06/01/2041           752,545
---------------------------------------------------------------------------------------------------------------------
    800,000  NJ Tobacco Settlement Financing Corp. Fixed Receipts            6.125       06/01/2042           850,184
---------------------------------------------------------------------------------------------------------------------
  9,600,000  NJ Tobacco Settlement Financing Corp. RITES 1                   7.117 3     06/01/2042        10,804,320
---------------------------------------------------------------------------------------------------------------------
  2,500,000  NJ Transit Corp. ROLs, Series 15                                8.500 3     09/15/2014         2,841,225
---------------------------------------------------------------------------------------------------------------------
     50,000  NJ Wastewater Treatment Trust                                   5.250       09/01/2016            51,063
---------------------------------------------------------------------------------------------------------------------
     25,000  Pleasantville School District COP                               5.500       10/01/2013            25,459
---------------------------------------------------------------------------------------------------------------------
  1,155,000  Port Authority  NY/NJ (JFK International Air Terminal)          5.750       12/01/2025         1,182,050
---------------------------------------------------------------------------------------------------------------------
  3,425,000  Port Authority  NY/NJ (KIAC)                                    6.750       10/01/2011         3,489,287
---------------------------------------------------------------------------------------------------------------------
  2,495,000  Port Authority  NY/NJ (KIAC)                                    6.750       10/01/2019         2,537,839
---------------------------------------------------------------------------------------------------------------------
  3,930,000  Port Authority  NY/NJ RITES                                     6.526 3     09/01/2024         4,397,906
---------------------------------------------------------------------------------------------------------------------
     40,000  Port Authority  NY/NJ, 107th Series                             5.375       10/15/2014            40,501
---------------------------------------------------------------------------------------------------------------------
     25,000  Port Authority  NY/NJ, 119th Series                             5.500       09/15/2017            25,294
---------------------------------------------------------------------------------------------------------------------
  2,500,000  Port Authority  NY/NJ, 134th Series                             5.000       07/15/2034         2,572,050
---------------------------------------------------------------------------------------------------------------------
  1,000,000  Port Authority  NY/NJ, 135th Series                             5.000       03/15/2039         1,025,600
---------------------------------------------------------------------------------------------------------------------
  1,000,000  Port Authority  NY/NJ, 140th Series                             5.000       12/01/2034         1,031,700
---------------------------------------------------------------------------------------------------------------------
  2,305,000  Port Authority  NY/NJ, 238th Series ROLs                        9.511 3     12/15/2032         2,668,360
---------------------------------------------------------------------------------------------------------------------
     75,000  Readington-Lebanon Sewage Authority                             5.250       01/01/2013            75,084
---------------------------------------------------------------------------------------------------------------------
     20,000  Riverside Township GO                                           5.450       12/01/2010            20,020
---------------------------------------------------------------------------------------------------------------------
    130,000  Salem County IPCFA (Atlantic City Electric Company)             5.600       11/01/2025           130,124
---------------------------------------------------------------------------------------------------------------------
     25,000  Salem County IPCFA (Atlantic City Electric Company)             5.600       11/01/2025            25,024
---------------------------------------------------------------------------------------------------------------------
    770,000  Salem County IPCFA (Public Service Electric & Gas)              5.200       03/01/2025           770,377
---------------------------------------------------------------------------------------------------------------------
  1,850,000  Salem County IPCFA (Public Service Electric & Gas) 1            5.450       02/01/2032         1,867,427


                   30 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

  PRINCIPAL                                                                                                     VALUE
     AMOUNT                                                                 COUPON         MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$ 1,120,000  Salem County IPCFA (Public Service Electric & Gas) 1            5.750%      04/01/2031    $    1,189,541
---------------------------------------------------------------------------------------------------------------------
  3,000,000  South Brunswick Township Board of Education                     5.250       08/01/2022         3,034,650
---------------------------------------------------------------------------------------------------------------------
    120,000  South Jersey Transit Authority (The Raytheon Company)           6.150       01/01/2022           123,401
---------------------------------------------------------------------------------------------------------------------
  3,980,000  Union County Improvement Authority
             (Juvenile Detention Center)                                     5.500       05/01/2034         4,306,559
---------------------------------------------------------------------------------------------------------------------
     65,000  Union County Improvement Authority (Linden Airport)             5.000       03/01/2028            65,750
---------------------------------------------------------------------------------------------------------------------
     15,000  Union County Utilities Authority (County Deficiency)            5.000       06/15/2028            15,165
---------------------------------------------------------------------------------------------------------------------
    240,000  Union County Utilities Authority (County Deficiency)            5.000       06/15/2028           242,635
---------------------------------------------------------------------------------------------------------------------
     50,000  Union County Utilities Authority (County Deficiency)            5.000       06/15/2028            50,549
---------------------------------------------------------------------------------------------------------------------
     15,000  Union County Utilities Authority
             (Ogden Martin Systems of Union)                                 5.000       06/01/2016            15,301
---------------------------------------------------------------------------------------------------------------------
    225,000  Union County Utilities Authority
             (Ogden Martin Systems of Union)                                 5.000       06/01/2023           227,525
---------------------------------------------------------------------------------------------------------------------
     80,000  Union County Utilities Authority
             (Ogden Martin Systems of Union)                                 5.350       06/01/2023            82,158
---------------------------------------------------------------------------------------------------------------------
     25,000  Union County Utilities Authority
             (Ogden Martin Systems of Union)                                 5.375       06/01/2017            25,697
---------------------------------------------------------------------------------------------------------------------
     70,000  Union County Utilities Authority
             (Ogden Martin Systems of Union)                                 5.375       06/01/2018            71,950
---------------------------------------------------------------------------------------------------------------------
    150,000  Union County Utilities Authority
             (Ogden Martin Systems of Union)                                 5.375       06/01/2019           154,179
---------------------------------------------------------------------------------------------------------------------
     60,000  Union County Utilities Authority
             (Ogden Martin Systems of Union)                                 5.375       06/01/2020            61,672
---------------------------------------------------------------------------------------------------------------------
     15,000  University of Medicine & Dentistry of NJ                        6.750       12/01/2009            15,057
                                                                                                       --------------
                                                                                                          406,897,646
---------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--27.9%
  2,500,000  Guam Government Waterworks Authority &
             Wastewater System                                               5.875       07/01/2035         2,614,525
---------------------------------------------------------------------------------------------------------------------
  3,900,000  Guam Government Waterworks Authority &
             Wastewater System                                               6.000       07/01/2025         4,144,452
---------------------------------------------------------------------------------------------------------------------
  1,250,000  Northern Mariana Islands Ports Authority, Series A              5.500       03/15/2031         1,237,438
---------------------------------------------------------------------------------------------------------------------
  1,390,000  Northern Mariana Islands, Series A                              6.250       03/15/2028         1,439,011
---------------------------------------------------------------------------------------------------------------------
  5,000,000  Northern Mariana Islands, Series A                              6.750       10/01/2033         5,557,700
---------------------------------------------------------------------------------------------------------------------
  5,000,000  Puerto Rico Aqueduct & Sewer Authority                          5.000       07/01/2019         5,098,300
---------------------------------------------------------------------------------------------------------------------
  7,000,000  Puerto Rico Children's Trust Fund (TASC) 1                      5.500       05/15/2039         7,189,420
---------------------------------------------------------------------------------------------------------------------
    900,000  Puerto Rico Children's Trust Fund (TASC)                        5.625       05/15/2043           926,307
---------------------------------------------------------------------------------------------------------------------
 94,000,000  Puerto Rico Children's Trust Fund (TASC)                        6.310 6     05/15/2050         5,939,860
---------------------------------------------------------------------------------------------------------------------
 26,000,000  Puerto Rico Children's Trust Fund (TASC)                        7.030 6     05/15/2055           866,060
---------------------------------------------------------------------------------------------------------------------
    350,000  Puerto Rico Commonwealth GO                                     5.000       07/01/2025           353,976
---------------------------------------------------------------------------------------------------------------------
     50,000  Puerto Rico Commonwealth GO                                     5.000       07/01/2026            50,254
---------------------------------------------------------------------------------------------------------------------
 12,015,000  Puerto Rico Commonwealth GO 1                                   5.000       07/01/2027        12,115,806


                   31 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                     VALUE
     AMOUNT                                                                 COUPON         MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$ 3,170,000  Puerto Rico Commonwealth GO                                     5.125%      07/01/2031    $    3,212,446
---------------------------------------------------------------------------------------------------------------------
  5,775,000  Puerto Rico Electric Power Authority, Series NN                 5.125       07/01/2029         5,935,430
---------------------------------------------------------------------------------------------------------------------
     30,000  Puerto Rico Highway & Transportation Authority, Series D        5.375       07/01/2036            32,457
---------------------------------------------------------------------------------------------------------------------
  2,180,000  Puerto Rico Highway & Transportation Authority, Series G        5.000       07/01/2042         2,183,946
---------------------------------------------------------------------------------------------------------------------
  1,075,000  Puerto Rico Highway & Transportation Authority, Series J        5.000       07/01/2034         1,084,750
---------------------------------------------------------------------------------------------------------------------
  2,000,000  Puerto Rico Highway & Transportation Authority, Series J        5.125       07/01/2039         2,023,780
---------------------------------------------------------------------------------------------------------------------
  4,000,000  Puerto Rico Highway & Transportation Authority, Series K        5.000       07/01/2027         4,041,400
---------------------------------------------------------------------------------------------------------------------
  5,145,000  Puerto Rico Highway & Transportation Authority, Series K        5.000       07/01/2030         5,205,711
---------------------------------------------------------------------------------------------------------------------
  1,000,000  Puerto Rico Highway & Transportation Authority, Series K        5.000       07/01/2035         1,009,630
---------------------------------------------------------------------------------------------------------------------
  9,500,000  Puerto Rico Highway & Transportation Authority, Series K        5.000       07/01/2040         9,528,025
---------------------------------------------------------------------------------------------------------------------
  5,000,000  Puerto Rico Infrastructure                                      5.000       07/01/2037         5,039,150
---------------------------------------------------------------------------------------------------------------------
  9,750,000  Puerto Rico Infrastructure                                      5.000       07/01/2041         9,771,840
---------------------------------------------------------------------------------------------------------------------
    100,000  Puerto Rico ITEMECF (Ana G. Mendez University)                  5.375       02/01/2019           102,039
---------------------------------------------------------------------------------------------------------------------
    555,000  Puerto Rico ITEMECF (Ana G. Mendez University)                  5.375       02/01/2029           563,408
---------------------------------------------------------------------------------------------------------------------
  1,710,000  Puerto Rico ITEMECF (Cogeneration Facilities)                   6.625       06/01/2026         1,861,181
---------------------------------------------------------------------------------------------------------------------
     30,000  Puerto Rico ITEMECF (Dr. Pila Hospital)                         6.250       08/01/2032            30,206
---------------------------------------------------------------------------------------------------------------------
    265,000  Puerto Rico ITEMECF
             (SEAM/Hospital Espanol Auxillio Obligated Group)                6.250       07/01/2024           267,086
---------------------------------------------------------------------------------------------------------------------
  3,250,000  Puerto Rico Municipal Finance Agency, Series A                  5.250       08/01/2025         3,373,923
---------------------------------------------------------------------------------------------------------------------
 10,660,000  Puerto Rico Port Authority (American Airlines), Series A        6.250       06/01/2026        10,575,146
---------------------------------------------------------------------------------------------------------------------
  1,990,000  Puerto Rico Port Authority (American Airlines), Series A 1      6.300       06/01/2023         1,985,284
---------------------------------------------------------------------------------------------------------------------
     55,000  Puerto Rico Port Authority, Series D                            6.000       07/01/2021            55,679
---------------------------------------------------------------------------------------------------------------------
 10,000,000  Puerto Rico Public Buildings Authority                          5.250       07/01/2029        10,356,300
---------------------------------------------------------------------------------------------------------------------
 12,545,000  Puerto Rico Public Buildings Authority                          5.250       07/01/2033        12,975,294
---------------------------------------------------------------------------------------------------------------------
  1,000,000  Puerto Rico Public Buildings Authority, Series D                5.125       07/01/2024         1,017,810
---------------------------------------------------------------------------------------------------------------------
  1,435,000  Puerto Rico Public Buildings Authority, Series D 1              5.250       07/01/2036         1,472,683
---------------------------------------------------------------------------------------------------------------------
  2,950,000  Puerto Rico Public Finance Corp., Series E                      5.500       08/01/2029         3,087,057
---------------------------------------------------------------------------------------------------------------------
  2,350,000  University of Puerto Rico, Series O                             5.375       06/01/2030         2,360,270
---------------------------------------------------------------------------------------------------------------------
    150,000  University of V.I., Series A                                    5.250       12/01/2023           153,392
---------------------------------------------------------------------------------------------------------------------
    710,000  University of V.I., Series A                                    5.375       06/01/2034           735,106
---------------------------------------------------------------------------------------------------------------------
  1,000,000  University of V.I., Series A                                    6.000       12/01/2024         1,061,360
---------------------------------------------------------------------------------------------------------------------
     40,000  University of V.I., Series A                                    6.250       12/01/2029            42,838
---------------------------------------------------------------------------------------------------------------------
     60,000  V.I. HFA, Series A                                              6.500       03/01/2025            60,379
---------------------------------------------------------------------------------------------------------------------
  5,000,000  V.I. Public Finance Authority (Hovensa Coker) 1                 6.500       07/01/2021         5,609,400
---------------------------------------------------------------------------------------------------------------------
    540,000  V.I. Public Finance Authority, Series A                         6.125       10/01/2029           581,499
---------------------------------------------------------------------------------------------------------------------
  1,515,000  V.I. Public Finance Authority, Series A                         6.375       10/01/2019         1,654,213
---------------------------------------------------------------------------------------------------------------------
    300,000  V.I. Public Finance Authority, Series E                         5.875       10/01/2018           313,119
---------------------------------------------------------------------------------------------------------------------
  2,500,000  V.I. Public Finance Authority, Series E                         6.000       10/01/2022         2,604,650
---------------------------------------------------------------------------------------------------------------------
 11,100,000  V.I. Tobacco Settlement Financing Corp.                         6.230 6     05/15/2035         1,895,436
---------------------------------------------------------------------------------------------------------------------
  1,100,000  V.I. Tobacco Settlement Financing Corp.                         6.500 6     05/15/2035           174,845


                   32 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

  PRINCIPAL                                                                                                     VALUE
     AMOUNT                                                                 COUPON         MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$ 2,050,000  V.I. Tobacco Settlement Financing Corp.                         6.880% 6    05/15/2035    $      293,519
---------------------------------------------------------------------------------------------------------------------
  3,100,000  V.I. Tobacco Settlement Financing Corp.                         7.630 6     05/15/2035           364,994
---------------------------------------------------------------------------------------------------------------------
    290,000  V.I. Water & Power Authority                                    5.300       07/01/2018           293,715
---------------------------------------------------------------------------------------------------------------------
    175,000  V.I. Water & Power Authority                                    5.300       07/01/2021           176,238
                                                                                                       --------------
                                                                                                          162,699,743

---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $548,636,476)--97.6%                                                    569,597,389
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES--2.4                                                                       14,165,893
                                                                                                       --------------
NET ASSETS--100.0%                                                                                     $  583,763,282
                                                                                                       ==============

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2. Illiquid security. The aggregate value of illiquid securities as of July 31, 2006 was $20,225, which represents less than 0.005% of the Fund's net assets. See Note 5 of accompanying Notes.

3. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of accompanying Notes.

4. Security is subject to a shortfall and forbearance agreement. See Note 1 of accompanying Notes.

5. When-issued security or forward commitment to be delivered and settled after July 31, 2006. See Note 1 of accompanying Notes.

6. Zero coupon bond reflects effective yield on the date of purchase.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

CMC          Carolinas Medical Center
CMHS         Clara Maass Health System
CMMC         Clara Maass Medical Center
COP          Certificates of Participation
CoMC         Community Medical Center
DRIVERS      Derivative Inverse Tax Exempt Receipts
EDA          Economic Devel. Authority
GO           General Obligation
HDC          Housing Devel. Corp.
HFA          Housing Financing Agency
HFC          Housing Finance Corp.
IPCFA        Industrial Pollution Control Financing Authority
ITEMECF      Industrial, Tourist, Educational, Medical and
             Environmental Community Facilities
JFK          John Fitzgerald Kennedy
KMCC         Kensington Manor Care Center
MHC          Meridian Hospitals Corp.
NY/NJ        NewYork/New Jersey
ONP          Ocean Nursing Pavillion, Inc.
PA/NJ        Pennsylvania/New Jersey
PCFA         Pollution Control Finance Authority
RITES        Residual Interest Tax Exempt Security
ROLs         Residual Option Longs
RWJ          Robert Wood Johnson
SEAM         Sociedad Espanola de Auxilio Mutuo
TASC         Tobacco Settlement Asset-Backed Bonds
V.I.         United States Virgin Islands
YMCA         Young Men's Christian Assoc.


                   33 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                                 VALUE      PERCENT
----------------------------------------------------------------------------
Tobacco Settlement Payments                     $   96,779,991         17.0%
Airlines                                            49,380,385          8.7
Education                                           47,248,005          8.3
Water Utilities                                     38,720,867          6.8
Higher Education                                    38,109,109          6.7
Hospital/Health Care                                36,017,200          6.3
Municipal Leases                                    33,587,582          5.9
Adult Living Facilities                             31,967,946          5.6
General Obligation                                  31,162,260          5.5
Marine/Aviation Facilities                          26,776,234          4.7
Sales Tax Revenue                                   25,736,513          4.5
Highways/Railways                                   25,165,080          4.4
Electric Utilities                                  20,136,518          3.6
Single Family Housing                               15,899,945          2.8
Pollution Control                                   14,585,726          2.6
Manufacturing, Non-Durable Goods                     7,779,072          1.4
Hotels, Restaurants & Leisure                        6,415,296          1.1
Gas Utilities                                        6,256,981          1.1
Resource Recovery                                    5,984,909          1.1
Manufacturing, Durable Goods                         4,198,204          0.7
Multifamily Housing                                  3,070,126          0.5
Special Tax                                          2,912,325          0.5
Sports Facility Revenue                                790,744          0.1
Student Loans                                          653,790          0.1
Sewer Utilities                                        237,457          0.0
Not-for-Profit Organization                             25,124          0.0
                                                ----------------------------
Total                                           $  569,597,389        100.0%
                                                ============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   34 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2006
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------
Investments, at value (cost $548,636,476)--see accompanying statement of
investments                                                                         $  569,597,389
---------------------------------------------------------------------------------------------------
Cash                                                                                       567,438
---------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                        24,563,200
Interest                                                                                 7,754,310
Shares of beneficial interest sold                                                       5,682,865
Other                                                                                       10,357
                                                                                    ---------------
Total assets                                                                           608,175,559

---------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable on borrowings (See Note 6)                                                      15,100,000
Investments purchased (including $6,435,000 purchased on a when-issued basis
or forward commitment)                                                                   7,303,560
Shares of beneficial interest redeemed                                                   1,350,075
Dividends                                                                                  430,731
Distribution and service plan fees                                                          71,345
Trustees' compensation                                                                      41,017
Shareholder communications                                                                  28,102
Interest expense                                                                            26,365
Transfer and shareholder servicing agent fees                                               22,343
Other                                                                                       38,739
                                                                                    ---------------
Total liabilities                                                                       24,412,277

---------------------------------------------------------------------------------------------------
NET ASSETS                                                                          $  583,763,282
                                                                                    ===============

---------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------
Paid-in capital                                                                     $  569,284,641
---------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                           (414,967)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                            (6,067,305)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                              20,960,913
                                                                                    ---------------
NET ASSETS                                                                          $  583,763,282
                                                                                    ===============


                   35 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$371,294,865 and 31,203,583 shares of beneficial interest outstanding)                      $11.90
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                                    $12.49
---------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $73,887,238
and 6,201,660 shares of beneficial interest outstanding)                                    $11.91
---------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $138,581,179
and 11,637,962 shares of beneficial interest outstanding)                                   $11.91

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   36 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2006
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Interest                                                                            $   25,342,351
---------------------------------------------------------------------------------------------------
Other income                                                                                   240
                                                                                    ---------------
Total investment income                                                                 25,342,591

---------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------
Management fees                                                                          2,537,206
---------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                    420,711
Class B                                                                                    612,026
Class C                                                                                    938,089
---------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                    113,870
Class B                                                                                     42,247
Class C                                                                                     49,723
---------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                     33,173
Class B                                                                                     11,792
Class C                                                                                     13,806
---------------------------------------------------------------------------------------------------
Interest expense                                                                           560,523
---------------------------------------------------------------------------------------------------
Trustees' compensation                                                                      25,929
---------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                     99
Other                                                                                      123,026
                                                                                    ---------------
Total expenses                                                                           5,482,220
Less waivers and reimbursements of expenses                                               (313,080)
                                                                                    ---------------
Net expenses                                                                             5,169,140

---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                   20,173,451

---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
---------------------------------------------------------------------------------------------------
Net realized loss on investments                                                        (1,834,404)
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                      (556,123)

---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $   17,782,924
                                                                                    ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   37 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                                           2006              2005
---------------------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                               $   20,173,451    $   11,777,338
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                (1,834,404)          359,429
---------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                     (556,123)       25,172,214
                                                                                    ---------------------------------

Net increase in net assets resulting from operations                                    17,782,924        37,308,981

---------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                                (14,004,495)       (7,660,240)
Class B                                                                                 (2,817,386)       (2,857,475)
Class C                                                                                 (4,277,840)       (1,998,017)

---------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                                172,386,035        92,338,986
Class B                                                                                 12,154,635         4,822,489
Class C                                                                                 69,181,165        42,066,514

---------------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Total increase                                                                         250,405,038       164,021,238
---------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                    333,358,244       169,337,006
                                                                                    ---------------------------------
End of period (including accumulated net investment income (loss)
of $(414,967) and $511,303, respectively)                                           $  583,763,282    $  333,358,244
                                                                                    =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   38 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A        YEAR ENDED JULY 31,                      2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    12.03     $    10.76     $    10.51     $    10.99     $    10.89
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .55 1          .62 1          .67            .67            .53
Net realized and unrealized gain (loss)                 (.09)          1.32            .23           (.52)           .08
                                                  -------------------------------------------------------------------------
Total from investment operations                         .46           1.94            .90            .15            .61
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.59)          (.67)          (.65)          (.63)          (.51)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $    11.90     $    12.03     $    10.76     $    10.51     $    10.99
                                                  =========================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      3.93%         18.46%          8.63%          1.21%          5.79%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  371,295     $  200,831     $   94,214     $   61,825     $   47,305
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  287,248     $  133,634     $   78,828     $   54,811     $   42,809
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   4.67%          5.41%          6.28%          6.24%          4.88%
Total expenses                                          0.90%          0.91%          0.98%          1.02%          0.84%
Expenses after payments and waivers and
reduction to custodian expenses                         0.84%          0.71%          0.78%          0.82%          0.63% 4
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   44%             8%            25%            93%            26%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   39 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B        YEAR ENDED JULY 31,                      2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    12.05     $    10.78     $    10.52     $    11.00     $    10.90
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .47 1          .54 1          .60            .59            .45
Net realized and unrealized gain (loss)                 (.11)          1.31            .23           (.53)           .08
                                                  -------------------------------------------------------------------------
Total from investment operations                         .36           1.85            .83            .06            .53
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.50)          (.58)          (.57)          (.54)          (.43)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $    11.91     $    12.05     $    10.78     $    10.52     $    11.00
                                                  =========================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      3.03%         17.53%          7.92%          0.46%          4.99%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   73,887     $   62,399     $   51,329     $   46,912     $   43,888
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   68,065     $   56,755     $   50,920     $   45,226     $   41,532
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   3.93%          4.74%          5.54%          5.46%          4.12%
Total expenses                                          1.69%          1.68%          1.73%          1.78%          1.60%
Expenses after payments and waivers and
reduction to custodian expenses                         1.61%          1.48%          1.53%          1.58%          1.39% 4
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   44%             8%            25%            93%            26%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   40 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

CLASS C        YEAR ENDED JULY 31,                      2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    12.04     $    10.77     $    10.51     $    10.99     $    10.89
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .46 1          .53 1          .59            .59            .44
Net realized and unrealized gain (loss)                 (.09)          1.32            .24           (.53)           .09
                                                  -------------------------------------------------------------------------
Total from investment operations                         .37           1.85            .83            .06            .53
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.50)          (.58)          (.57)          (.54)          (.43)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $    11.91     $    12.04     $    10.77     $    10.51     $    10.99
                                                  =========================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      3.14%         17.54%          7.91%          0.45%          4.99%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  138,581     $   70,128     $   23,795     $   17,784     $   12,664
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  104,423     $   40,717     $   20,470     $   16,770     $    9,831
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   3.90%          4.57%          5.53%          5.49%          4.10%
Total expenses                                          1.66%          1.67%          1.73%          1.78%          1.60%
Expenses after payments and waivers and
reduction to custodian expenses                         1.60%          1.47%          1.53%          1.58%          1.39% 4
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   44%             8%            25%            93%            26%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   41 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer New Jersey Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose


                   42 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2006, the Fund had purchased $6,435,000 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will not invest more than 20% of its total assets in inverse floaters. Inverse floaters amount to $47,922,940 as of July 31, 2006, which represents 7.88% of the Fund's total assets.

      The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to pay the sponsor of the inverse floater, in certain circumstances, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater (the "shortfall"). At July 31, 2006, the Fund's maximum aggregate exposure under such agreements is estimated at approximately $7,000,000. Under the terms of these agreements, the Fund maintains the right to collapse the trust issuing the inverse floater by paying the shortfall, if any, and exchanging the inverse floater for the underlying fixed rate security upon which the inverse floater is based, thereby terminating its investment in the inverse floater. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to


                   43 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

terminate the Fund's investment in the inverse floaters, as it deems appropriate. As of July 31, 2006, the Fund has not made any payments related to such agreements and it expects the risk of material future payments required under these agreements to be remote.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
      INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
      --------------------------------------------------------------------------
      $55,841                    $--             $6,067,308          $20,960,913

1. As of July 31, 2006, the Fund had $4,267,103 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2006, details of the capital loss carryforwards were as follows:

                       EXPIRING
                       ------------------------------------
                       2009                    $  2,565,622
                       2010                       1,551,532
                       2012                         115,750
                       2014                          34,199
                                               ------------
                       Total                   $  4,267,103
                                               ============

2. As of July 31, 2006, the Fund had $1,800,205 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. During the fiscal year ended July 31, 2006, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended July 31, 2005, the Fund utilized $359,429 of capital loss carryforward to offset capital gains realized in that fiscal year.


                   44 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 was as follows:

                                YEAR ENDED        YEAR ENDED
                             JULY 31, 2006     JULY 31, 2005
------------------------------------------------------------
Distributions paid from:
Exempt-interest dividends     $ 21,099,721      $ 12,515,732

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities     $ 548,636,476
                                               =============

            Gross unrealized appreciation      $  23,614,240
            Gross unrealized depreciation         (2,653,327)
                                               -------------
            Net unrealized appreciation        $  20,960,913
                                               =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2006, the Fund's projected benefit obligations were increased by $16,386 and payments of $2,176 were made to retired trustees, resulting in an accumulated liability of $32,532 as of July 31, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.


                   45 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                   46 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                              YEAR ENDED JULY 31, 2006     YEAR ENDED JULY 31, 2005
                                 SHARES         AMOUNT       SHARES          AMOUNT
------------------------------------------------------------------------------------
CLASS A
Sold                         18,682,666  $ 221,763,770    9,080,461   $ 105,520,260
Dividends and/or
distributions reinvested        685,948      8,140,403      376,131       4,339,946
Redeemed                     (4,853,455)   (57,518,138)  (1,520,910)    (17,521,220)
                             -------------------------------------------------------
Net increase                 14,515,159  $ 172,386,035    7,935,682   $  92,338,986
                             =======================================================

                              YEAR ENDED JULY 31, 2006     YEAR ENDED JULY 31, 2005
                                 SHARES         AMOUNT       SHARES          AMOUNT
------------------------------------------------------------------------------------
CLASS B
Sold                          1,835,126  $  21,799,263    1,585,776   $  18,264,106
Dividends and/or
distributions reinvested        136,533      1,622,906      142,260       1,635,223
Redeemed                       (948,989)   (11,267,534)  (1,312,398)    (15,076,840)
                             -------------------------------------------------------
Net increase                  1,022,670  $  12,154,635      415,638   $   4,822,489
                             =======================================================

------------------------------------------------------------------------------------
CLASS C
Sold                          7,000,353  $  83,208,814    3,958,354   $  46,014,401
Dividends and/or
distributions reinvested        200,285      2,378,670       90,223       1,044,143
Redeemed                     (1,385,935)   (16,406,319)    (434,529)     (4,992,030)
                             -------------------------------------------------------
Net increase                  5,814,703  $  69,181,165    3,614,048   $  42,066,514
                             =======================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2006, were as follows:

                                                 PURCHASES            SALES
                 ----------------------------------------------------------
                 Investment securities       $ 338,672,706    $ 165,508,680

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

                 FEE SCHEDULE
                 ------------------------------------------------
                 Up to $200 million of net assets           0.60%
                 Next $100 million of net assets            0.55
                 Next $200 million of net assets            0.50
                 Next $250 million of net assets            0.45
                 Next $250 million of net assets            0.40
                 Over $1 billion of net assets              0.35

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2006, the Fund paid $196,206 to OFS for services to the Fund.


                   47 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Board of Trustees can increase that fee to 0.25% of average net assets without shareholder approval. Shareholders will be notified of any such change. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.15% under each plan. However, the Board of Trustees can increase that fee to 0.25% of average annual net assets without shareholder approval. Shareholders will be notified of any such change. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2006 for Class B and Class C shares were $2,686,348 and $1,707,308, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.


                   48 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                         CLASS A         CLASS B         CLASS C
                         CLASS A      CONTINGENT      CONTINGENT      CONTINGENT
                       FRONT-END        DEFERRED        DEFERRED        DEFERRED
                   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED           DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------
July 31, 2006           $549,821         $10,245        $107,185         $55,855

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager had voluntarily agreed to waive a portion of its management fee so the management fees will not exceed 0.40% of average annual net assets for each class of shares. During the year ended July 31, 2006, the Manager waived $313,080 of its management fees. Effective January 1, 2006 this waiver was withdrawn.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of July 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund has entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.3126% as of July 31, 2006). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

      For the year ended July 31, 2006, the average daily loan balance was $12,612,877 at an average daily interest rate of 4.313%. The Fund had borrowings outstanding of $15,100,000


                   49 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. BORROWINGS Continued

at July 31, 2006 at an interest rate of 5.3126%. The Fund had gross borrowings and gross loan repayments of $239,400,000 and $235,900,000, respectively, during the year ended July 31, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended July 31, 2006 was $23,200,000. The Fund paid $54,534 in fees and $554,187 in interest during the year ended July 31, 2006.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of July 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                   50 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MULTI-STATE MUNICIPAL
TRUST:

We have audited the accompanying statement of assets and liabilities of Oppenheimer New Jersey Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
September 14, 2006


                   51 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended July 31, 2006 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   52 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                   53 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD;
FUND, LENGTH OF SERVICE, AGE     NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE
INDEPENDENT                      THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                         CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,              Director of American Commercial Lines (barge company) (since January 2005);
Chairman of the Board            Attorney at Hogan & Hartson (law firm) (since June 1993); Director of Covanta
of Trustees (since 2003),        Holding Corp. (waste-to-energy company) (since 2002); Director of Weyerhaeuser
Trustee (since 1993)             Corp. (1999-April 2004); Director of Caterpillar, Inc. (1993-December 2002);
Age: 75                          Director of ConAgra Foods (1993-2001); Director of Texas Instruments (1993-2001);
                                 Director of FMC Corporation (1993-2001). Oversees 43 portfolios in the
                                 OppenheimerFunds complex.

MATTHEW P. FINK,                 Trustee of the Committee for Economic Development (policy research foundation)
Trustee (since 2005)             (since 2005); Director of ICI Education Foundation (education foundation) (since
Age: 65                          October 1991); President of the Investment Company Institute (trade association)
                                 (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 43 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                 A director or trustee of other Oppenheimer funds. Oversees 53 portfolios in the
Trustee (since 1993)             OppenheimerFunds complex.
Age: 73

PHILLIP A. GRIFFITHS,            Distinguished Presidential Fellow for International Affairs (since 2002) and Member
Trustee (since 1999)             (since 1979) of the National Academy of Sciences; Council on Foreign Relations
Age: 67                          (since 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since
                                 2001); Chair of Science Initiative Group (since 1999); Member of the American
                                 Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983);
                                 Foreign Associate of Third World Academy of Sciences; Director of the Institute for
                                 Advanced Study (1991-2004); Director of Bankers Trust New York Corporation
                                 (1994-1999); Provost at Duke University (1983-1991). Oversees 43 portfolios in the
                                 OppenheimerFunds complex.

MARY F. MILLER,                  Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998);
Trustee (since 2004)             and Senior Vice President and General Auditor of American Express Company
Age: 63                          (financial services company) (July 1998-February 2003). Oversees 43 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                  Director of Columbia Equity Financial Corp. (privately-held financial adviser)
Trustee (since 2002)             (since 2002); Managing Director of Carmona Motley, Inc. (privately-held financial
Age: 54                          adviser) (since January 2002); Managing Director of Carmona Motley Hoffman Inc.
                                 (privately-held financial adviser) (January 1998-December 2001); Member of the
                                 Finance and Budget Committee of the Council on Foreign Relations, the Investment
                                 Committee of the Episcopal Church of America, the Investment Committee and Board of
                                 Human Rights Watch and the Investment Committee of Historic Hudson Valley. Oversees
                                 43 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,              Director of Dominion Resources, Inc. (electric utility holding company) (February
Trustee (since 1989)             1972-October 2005); Former Director of Prime Retail, Inc. (real estate investment
Age: 79                          trust), Dominion Energy Inc. (electric power and oil & gas producer), Lumberman's
                                 Mutual Casualty Company, American Motorists Insurance


                   54 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

KENNETH A. RANDALL,              Company and American Manufacturers Mutual Insurance Company; Former President and
Continued                        Chief Executive Officer of The Conference Board, Inc. (international economic and business research). Oversees 43 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,        Chairman of The Directorship Search Group, Inc. (corporate governance consulting
Trustee (since 1989)             and executive recruiting) (since 1993); Life Trustee of International House
Age: 74                          (non-profit educational organization); Founder, Chairman and Chief Executive
                                 Officer of Russell Reynolds Associates, Inc. (1969-1993); Banker at J.P. Morgan &
                                 Co. (1958-1966); 1st Lt. Strategic Air Command, U.S. Air Force (1954-1958).
                                 Oversees 43 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                Director of the following medical device companies: Medintec (since 1992) and
Trustee (since 2005)             Cathco (since 1996); Director of Lakes Environmental Association (since 1996);
Age: 65                          Member of the Investment Committee of the Associated Jewish Charities of Baltimore
                                 (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001).
                                 Oversees 43 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                   President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2005)             company) (since 1994); Vice President, Secretary and Treasurer of Wold Trona
Age: 58                          Company, Inc. (soda ash processing and production) (since 1996); Vice President of
                                 Wold Talc Company, Inc. (talc mining) (since 1999); Managing Member of
                                 Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the
                                 Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director
                                 of PacifiCorp. (electric utility) (1995-1999). Oversees 43 portfolios in the
                                 OppenheimerFunds complex.

BRIAN F. WRUBLE,                 General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995);
Trustee (since 2005)             Director of Special Value Opportunities Fund, LLC (registered investment company)
Age: 63                          (since September 2004); Member of Zurich Financial Investment Advisory Board
                                 (insurance) (since October 2004); Board of Governing Trustees of The Jackson
                                 Laboratory (non-profit) (since August 1990); Trustee of the Institute for Advanced
                                 Study (non-profit educational institute) (since May 1992); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January
                                 1999-September 2004); Trustee of Research Foundation of AIMR (2000-2002)
                                 (investment research, non-profit); Governor, Jerome Levy Economics Institute of
                                 Bard College (August 1990-September 2001) (economics research); Director of Ray &
                                 Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 53 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE               THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                      FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEF-
                                 INITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN
                                 OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR
                                 REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH
                                 OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and Director (since June 2001) and President
Trustee, President and           (since September 2000) of the Manager; President and a director or trustee of
Principal Executive Officer      other Oppenheimer funds; President and Director of Oppenheimer Acquisition
(since 2001)                     Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer
Age: 57                          Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since
                                 July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
                                 Manager) (since November 2001); Chairman and Director of Shareholder
                                 Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent


                   55 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                  subsidiaries of the Manager) (since July 2001); President and Director of
Continued                        OppenheimerFunds Legacy Program (charitable trust program established by the
                                 Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial
                                 Asset Management Corporation, Trinity Investment Management Corporation and Tremont
                                 Capital Management, Inc. (since November 2001), HarbourView Asset Management
                                 Corporation and OFI Private Investments, Inc. (since July 2001); President (since
                                 November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset
                                 Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance
                                 Company (OAC's parent company) (since February 1997); Director of DLB Acquisition
                                 Corporation (holding company parent of Babson Capital Management LLC) (since June
                                 1995); Member of the Investment Company Institute's Board of Governors (since
                                 October 3, 2003); Chief Operating Officer of the Manager (September 2000-June
                                 2001); President and Trustee of MML Series Investment Fund and MassMutual Select
                                 Funds (open-end investment companies) (November 1999-November 2001); Director of
                                 C.M. Life Insurance Company (September 1999-August 2000); President, Chief
                                 Executive Officer and Director of MML Bay State Life Insurance Company (September
                                 1999-August 2000); Director of Emerald Isle Bancorp and Hibernia Savings Bank
                                 (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998). Oversees
                                 91 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS                   THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MR. ZACK, TWO
OF THE FUND                      WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                 MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
                                 AND FOR MESSRS. FIELDING, LOUGHRAN, COTTIER AND WILLIS, 350 LINDEN OAKS, ROCHESTER,
                                 NY 14625. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RONALD H. FIELDING,              Senior Vice President of the Manager since January 1996; Chairman of the
Vice President (since 2002)      Rochester Division of the Manager since January 1996; an officer of 14 portfolios
Age: 57                          in the OppenheimerFunds complex.

DANIEL G. LOUGHRAN,              Vice President of the Manager since April 2001. An officer of 14 portfolios in the
Vice President and Portfolio     OppenheimerFunds complex.
Manager (since 2005)
Age: 42

SCOTT S. COTTIER,                Vice President of the Manager since 2002; portfolio manager and trader at Victory
Vice President and Portfolio     Capital Management (1999-2002); an officer of 14 portfolios in the OppenheimerFunds
Manager (since 2005)             complex.
Age: 34

TROY E. WILLIS,                  Assistant Vice President of the Manager since 2005; Associate Portfolio
Vice President and Portfolio     Manager of the Manager since 2003; corporate attorney for Southern Resource Group
Manager (since 2005)             (1999-2003). An officer of 14 portfolios in the OppenheimerFunds complex.
Age: 33

MARK S. VANDEHEY,
Vice President and Chief         Senior Vice President and Chief Compliance Officer of the Manager (since
Compliance Officer               March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
(since 2004)                     Asset Management Corporation and Shareholder Services, Inc. (since June 1983).
Age: 56                          Former Vice President and Director of Internal Audit of the Manager (1997-
                                 February 2004). An officer of 91 portfolios in the OppenheimerFunds complex.


                   56 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

BRIAN W. WIXTED,                 Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and Principal          the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial and Accounting         Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
Officer (since 1999)             Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
Age: 46                          Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd.
                                 (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                 Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                 (charitable trust program established by the Manager) (since June 2003);
                                 Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
                                 OAC (since March 1999),Centennial Asset Management Corporation (March 1999-October
                                 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and
                                 Chief Operating Officer of Bankers Trust Company-Mutual Fund Services Division
                                 (March 1995-March 1999). An officer of 91 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004) and General Counsel (since March
Secretary (since 2001)           2002) of the Manager; General Counsel and Director of the Distributor (since
Age: 58                          December 2001); General Counsel of Centennial Asset Management Corporation (since
                                 December 2001); Senior Vice President and General Counsel of HarbourView Asset
                                 Management Corporation (since December 2001); Secretary and General Counsel of OAC
                                 (since November 2001); Assistant Secretary (since September 1997) and Director
                                 (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds
                                 plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since
                                 December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November
                                 2001); Senior Vice President, General Counsel and Director of Shareholder Financial
                                 Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                 President, General Counsel and Director of OFI Private Investments, Inc. and OFI
                                 Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                 Program (since June 2003); Senior Vice President and General Counsel of OFI
                                 Institutional Asset Management, Inc. (since November 2001); Director of
                                 OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                                 1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                                 Associate General Counsel (May 1981-October 2001) of the Manager; Assistant
                                 Secretary of the following: Shareholder Services, Inc. (May 1985-November 2001),
                                 Shareholder Financial Services, Inc. (November 1989-November 2001), and
                                 OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of
                                 91 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                   57 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND



OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

TOP TEN INDUSTRIES
--------------------------------------------------------------------------------
Tobacco Settlement Payments                                               21.8%
--------------------------------------------------------------------------------
Higher Education                                                           9.4
--------------------------------------------------------------------------------
Adult Living Facilities                                                    6.8
--------------------------------------------------------------------------------
Hospital/Health Care                                                       6.8
--------------------------------------------------------------------------------
Highways/Railways                                                          6.6
--------------------------------------------------------------------------------
Manufacturing, Durable Goods                                               6.1
--------------------------------------------------------------------------------
Marine/Aviation Facilities                                                 4.9
--------------------------------------------------------------------------------
Not-For-Profit Organizations                                               4.9
--------------------------------------------------------------------------------
Water Utilities                                                            4.4
--------------------------------------------------------------------------------
Resource Recovery                                                          3.6

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2006, and are based on the total market value of investments.

--------------------------------------------------------------------------------
CREDIT ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

    AAA                 16.6%

    AA                   6.7

    A                    4.4

    BBB                 48.0

    BB                   9.9

    B                    1.5

    CCC                  2.1

    Not Rated           10.8

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2006, and are dollar-weighted based on the total market value of investments. As of that date, no securities held by the Fund were rated lower than CCC. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
--------------------------------------------------------------------------------


                  11 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Across the past 12 months, the Fund performed extremely well for shareholders seeking tax-free income as its yield compared very favorably to those earned by its competitors and by other fixed income investments. The Fund's Class A shares produced a 30-day distribution yield of 4.91% (without sales charges) as of July 31, 2006. Lipper Analytical Services, Inc., an independent mutual fund rating service, reported an average distribution yield of 3.72% among the 62 funds in its Pennsylvania Municipal Debt Funds category as of the same date. 1 The Fund's holdings represent a wide variety of industry sectors and credit qualities, and tax-free income generated by this diverse portfolio made up 100% of the Fund's positive total return for the period. Strong asset growth fueled the Fund's strategy of building diversification, and by the end of the report period the number of holdings in the Fund rose to 436, from 345 a year earlier.

      The Fund's income-oriented approach continued to provide significant benefit to our investors in this report period. In the year ended July 31, 2006, the Fund's Class A shares generated a total return of 4.21% without sales charge (-0.74% with sales charge). By comparison, its primary benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 2.55% for the period. 2 In the 12 months ended July 31, 2006, distributions totaled 62.4 cents per Class A share, with steady monthly distributions of $0.052 per Class A share.

      In this period, the prices of lower-rated municipal bonds have increased relative to prices of higher-grade bonds. This condition, referred to as "credit spread tightening," has contributed to strong performance in credit-sensitive areas of our portfolios, including higher education (9.4% of our holdings as of July 31, 2006), adult living facilities (6.8%) and airlines (2.1%). For example, our airline holdings, many backed by payments from American Airlines, have generally increased in price while generating very attractive yields. In the past year, growing passenger traffic, capacity control and increased fares have helped American stabilize its financial picture. The carrier was profitable in the second quarter despite rising

1. Lipper Analytical Services, Inc. Lipper calculations do not include sales charges which, if included, would reduce results.

2. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds. The index cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of a fund.


                  12 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

fuel costs, and many analysts expect it to return to profitability in 2006 after years of losses. The Fund's holdings in airline sector bonds have been a positive contributor to total return in this report period.

      During this period, the Fund's holdings in Master Settlement Agreement ("MSA") tobacco-backed bonds, which accounted for 21.8% of Fund investments as of July 31, 2006, have also contributed strongly to the Fund's yield and total return performance. MSA bonds are backed by the issuing State's (or U.S. territory's) share of proceeds from a national litigation settlement with tobacco manufacturers.

      The litigation environment in the past 12 months has continued to improve for the tobacco industry and, by extension, for MSA bonds. On December 15, 2005, the Illinois Supreme Court reversed a $10.1 billion judgment against Philip Morris USA that had been awarded by a lower court in 2003. Near the end of the period the Florida Supreme Court upheld an appellate court's reversal of a $145 billion judgment against cigarette manufacturers in the long-running Engle case. An action brought by the U.S. government against the tobacco industry is still pending, but we believe that final resolution of this matter will not carry negative consequences for the Fund's MSA bonds.

      During this report period, the Fund continued to produce shareholder benefits as a result of "pre-refundings." In a pre-refunding, a municipality issues a new bond whose proceeds are escrowed in U.S. Government bonds and earmarked to pay off another previously issued--but not yet callable--municipal bond. When an outstanding bond is pre-refunded, its price generally rises significantly. Bonds issued in a non-rated private placement to finance construction at Garden Spot Village, an adult living facility in Lancaster County, demonstrate the shareholder benefits of a pre-refunding. Community demand for the facility's cottages and apartments was quite strong and, as the waiting list grew, Garden Spot took advantage of favorable market conditions and its improved credit quality to pre-refund its bonds during this report period. As a result, prices on these bonds rose and the Fund's holdings not only contributed to yield for the period but to net asset value as well. After the pre-refunding event, the Fund sold its holdings at a gain over their purchase price. The Fund also took strategic advantage of tax loss carry-forwards to ensure that no capital gain was distributed to shareholders. Pre-refunding provides a particularly good example of how our yield-oriented investment strategy can result in both yield and price appreciation for individual bonds, generating attractive total return.

      During this report period, financial difficulties in the Commonwealth of Puerto Rico led Moody's Investors Services and Standard & Poor's to issue downgrades on government-issued bonds. While bonds issued by Puerto Rico underperformed as prices were weakened by the broader market's reaction to government overspending and budget deficits, we


                  13 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

believe that the government's more recent decisions to raise taxes and reinforce its financial structure will ultimately strengthen municipal bonds that the Fund continues to own. As we have continued to monitor developments in Puerto Rico, we have taken advantage of market weakness to add to positions in these bonds at favorable prices.

      Separately, the percentage of Fund holdings in municipal inverse-floating-rate securities has declined during this report period. These holdings are generally highly liquid, tax-exempt securities whose interest payments move inversely to short-term interest rates: stated differently, an increase in short-term interest rates causes a decline in income from these securities. As the yield curve flattened and long-term interest rates rose slightly during this period, these securities offered higher-than-market rates but generated less income than in previous periods. The Fund's diversified portfolio includes a variety of bond types, structures and maturities, in an effort to mute the effects of any one variety. New municipal bond issues during this report period offered fewer higher-yielding municipal bonds, which typically possess a favorable balance of risk and reward for the Fund. In an effort to minimize overall income volatility in the Fund across the past 12 months, we continued to invest in select premium-coupon, callable bonds that may remain outstanding through periods of rising short-term interest rates.

      The "Rochester style" of municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce exposure to any individual risk. We continue to comb the market for bonds that offer attractive yields, and to monitor developing market conditions. We believe that shareholders will continue to benefit from highly competitive yields as market conditions change. Shareholders should note that market conditions during this report period did not affect the Fund's overall investment strategies or cause it to pay any capital gain distribution.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes.


                  14 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  15 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Pennsylvania Municipal Fund (Class A)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Oppenheimer
                         Pennsylvania      Lehman Brothers
                        Municipal Fund     Municipal Bond
                          (Class A)             Index
                        --------------     ---------------
  07/31/1996                 9,525             10,000
  10/31/1996                 9,766             10,252
  01/31/1997                 9,907             10,415
  04/30/1997                 9,945             10,458
  07/31/1997                10,447             11,025
  10/31/1997                10,553             11,123
  01/31/1998                10,873             11,468
  04/30/1998                10,804             11,430
  07/31/1998                10,968             11,686
  10/31/1998                11,195             12,014
  01/31/1999                11,353             12,231
  04/30/1999                11,398             12,224
  07/31/1999                11,189             12,022
  10/31/1999                10,723             11,802
  01/31/2000                10,432             11,787
  04/30/2000                10,745             12,112
  07/31/2000                11,077             12,541
  10/31/2000                11,238             12,806
  01/31/2001                11,352             13,353
  04/30/2001                11,348             13,369
  07/31/2001                11,973             13,804
  10/31/2001                12,233             14,151
  01/31/2002                12,232             14,140
  04/30/2002                12,418             14,305
  07/31/2002                12,854             14,731
  10/31/2002                13,103             14,982
  01/31/2003                13,247             15,196
  04/30/2003                13,510             15,519
  07/31/2003                13,543             15,262
  10/31/2003                14,184             15,748
  01/31/2004                14,860             16,136
  04/30/2004                14,874             15,935
  07/31/2004                14,698             16,145
  10/31/2004                15,380             16,698
  01/31/2005                16,013             16,919
  04/30/2005                16,481             17,021
  07/31/2005                16,967             17,169
  10/31/2005                16,936             17,121
  01/31/2006                17,202             17,398
  04/30/2006                17,408             17,388
  07/31/2006                17,681             17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year -0.74%   5-Year 7.06%   10-Year 5.86%


                  16 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Pennsylvania Municipal Fund (Class B)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Oppenheimer
                         Pennsylvania      Lehman Brothers
                        Municipal Fund     Municipal Bond
                          (Class B)             Index
                        --------------     ---------------
  07/31/1996                10,000             10,000
  10/31/1996                10,234             10,252
  01/31/1997                10,361             10,415
  04/30/1997                10,382             10,458
  07/31/1997                10,886             11,025
  10/31/1997                10,975             11,123
  01/31/1998                11,278             11,468
  04/30/1998                11,195             11,430
  07/31/1998                11,343             11,686
  10/31/1998                11,556             12,014
  01/31/1999                11,697             12,231
  04/30/1999                11,713             12,224
  07/31/1999                11,475             12,022
  10/31/1999                10,986             11,802
  01/31/2000                10,668             11,787
  04/30/2000                10,967             12,112
  07/31/2000                11,275             12,541
  10/31/2000                11,427             12,806
  01/31/2001                11,513             13,353
  04/30/2001                11,487             13,369
  07/31/2001                12,108             13,804
  10/31/2001                12,347             14,151
  01/31/2002                12,323             14,140
  04/30/2002                12,488             14,305
  07/31/2002                12,910             14,731
  10/31/2002                13,160             14,982
  01/31/2003                13,304             15,196
  04/30/2003                13,568             15,519
  07/31/2003                13,601             15,262
  10/31/2003                14,245             15,748
  01/31/2004                14,925             16,136
  04/30/2004                14,939             15,935
  07/31/2004                14,762             16,145
  10/31/2004                15,447             16,698
  01/31/2005                16,082             16,919
  04/30/2005                16,552             17,021
  07/31/2005                17,040             17,169
  10/31/2005                17,010             17,121
  01/31/2006                17,276             17,398
  04/30/2006                17,483             17,388
  07/31/2006                17,757             17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year -1.55%   5-Year 6.98%   10-Year 5.91%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                  17 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Pennsylvania Municipal Fund (Class C)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Oppenheimer
                         Pennsylvania      Lehman Brothers
                        Municipal Fund     Municipal Bond
                          (Class C)             Index
                        --------------     ---------------
  07/31/1996                10,000             10,000
  10/31/1996                10,242             10,252
  01/31/1997                10,359             10,415
  04/30/1997                10,380             10,458
  07/31/1997                10,884             11,025
  10/31/1997                10,973             11,123
  01/31/1998                11,285             11,468
  04/30/1998                11,193             11,430
  07/31/1998                11,341             11,686
  10/31/1998                11,554             12,014
  01/31/1999                11,705             12,231
  04/30/1999                11,720             12,224
  07/31/1999                11,482             12,022
  10/31/1999                10,984             11,802
  01/31/2000                10,675             11,787
  04/30/2000                10,964             12,112
  07/31/2000                11,282             12,541
  10/31/2000                11,424             12,806
  01/31/2001                11,519             13,353
  04/30/2001                11,493             13,369
  07/31/2001                12,104             13,804
  10/31/2001                12,343             14,151
  01/31/2002                12,319             14,140
  04/30/2002                12,483             14,305
  07/31/2002                12,897             14,731
  10/31/2002                13,112             14,982
  01/31/2003                13,241             15,196
  04/30/2003                13,479             15,519
  07/31/2003                13,486             15,262
  10/31/2003                14,097             15,748
  01/31/2004                14,742             16,136
  04/30/2004                14,716             15,935
  07/31/2004                14,526             16,145
  10/31/2004                15,160             16,698
  01/31/2005                15,754             16,919
  04/30/2005                16,196             17,021
  07/31/2005                16,629             17,169
  10/31/2005                16,567             17,121
  01/31/2006                16,795             17,398
  04/30/2006                16,964             17,388
  07/31/2006                17,197             17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year 2.42%    5-Year 7.27%   10-Year 5.57%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                  18 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. THIS ANNUAL REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND. BEFORE INVESTING IN ANY OF THE OPPENHEIMER FUNDS, INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. FUND PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUNDS. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048, OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ PROSPECTUSES CAREFULLY BEFORE INVESTING.

THE FUND'S INVESTMENT STRATEGY AND FOCUS CAN CHANGE OVER TIME. THE MENTION OF SPECIFIC FUND HOLDINGS DOES NOT CONSTITUTE A RECOMMENDATION BY OPPENHEIMERFUNDS, INC.

CLASS A shares of the Fund were first publicly offered on 9/18/89. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  19 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                  20 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                               BEGINNING       ENDING          EXPENSES
                               ACCOUNT         ACCOUNT         PAID DURING
                               VALUE           VALUE           6 MONTHS ENDED
                               (2/1/06)        (7/31/06)       JULY 31, 2006
--------------------------------------------------------------------------------
Class A Actual                 $1,000.00       $1,027.80       $4.03
--------------------------------------------------------------------------------
Class A Hypothetical            1,000.00        1,020.83        4.02
--------------------------------------------------------------------------------
Class B Actual                  1,000.00        1,023.90        7.91
--------------------------------------------------------------------------------
Class B Hypothetical            1,000.00        1,017.01        7.88
--------------------------------------------------------------------------------
Class C Actual                  1,000.00        1,024.00        7.86
--------------------------------------------------------------------------------
Class C Hypothetical            1,000.00        1,017.06        7.83

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2006 are as follows:

CLASS        EXPENSE RATIOS
---------------------------
Class A             0.80%
---------------------------
Class B             1.57
---------------------------
Class C             1.56
--------------------------------------------------------------------------------


                  21 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  July 31, 2006
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                        VALUE
     AMOUNT                                                                 COUPON          MATURITY          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--100.0%
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--63.4%
$     5,000  Abington School District                                        5.125%       05/15/2026     $         5,036
------------------------------------------------------------------------------------------------------------------------
  7,375,000  Allegheny County Airport
             (Pittsburgh International Airport) 1                            5.000        01/01/2019           7,513,208
------------------------------------------------------------------------------------------------------------------------
     45,000  Allegheny County Airport
             (Pittsburgh International Airport)                              5.250        01/01/2016              45,964
------------------------------------------------------------------------------------------------------------------------
     10,000  Allegheny County COP                                            5.000        12/01/2028              10,186
------------------------------------------------------------------------------------------------------------------------
    130,000  Allegheny County HDA (Catholic Health East)                     5.375        11/15/2022             134,706
------------------------------------------------------------------------------------------------------------------------
     40,000  Allegheny County HDA (Catholic Health East)                     5.500        11/15/2032              41,446
------------------------------------------------------------------------------------------------------------------------
  3,150,000  Allegheny County HDA (Ohio Valley General Hospital)             5.125        04/01/2035           3,165,971
------------------------------------------------------------------------------------------------------------------------
     55,000  Allegheny County HDA (Pittsburgh Mercy Health System)           5.625        08/15/2026              58,205
------------------------------------------------------------------------------------------------------------------------
    570,000  Allegheny County HDA (Presbyterian University Hospital)         5.625        04/01/2027             586,604
------------------------------------------------------------------------------------------------------------------------
     25,000  Allegheny County HDA (The Covenant at South Hills) 2            7.700        02/01/2008              12,405
------------------------------------------------------------------------------------------------------------------------
     25,000  Allegheny County HDA (The Covenant at South Hills) 2            7.800        02/01/2009              12,589
------------------------------------------------------------------------------------------------------------------------
  1,535,000  Allegheny County HDA (The Covenant at South Hills) 2            8.625        02/01/2021             765,934
------------------------------------------------------------------------------------------------------------------------
    305,000  Allegheny County HDA (The Covenant at South Hills) 2            8.750        02/01/2031             152,122
------------------------------------------------------------------------------------------------------------------------
     10,000  Allegheny County HDA (UPMC Health System)                       5.000        12/15/2018              10,267
------------------------------------------------------------------------------------------------------------------------
     20,000  Allegheny County HDA (UPMC Health System)                       5.000        11/01/2023              20,406
------------------------------------------------------------------------------------------------------------------------
     20,000  Allegheny County HDA (UPMC Health System)                       5.125        07/01/2022              20,475
------------------------------------------------------------------------------------------------------------------------
  3,570,000  Allegheny County HDA
             (West Penn Allegheny Health System)                             9.250        11/15/2015           4,243,159
------------------------------------------------------------------------------------------------------------------------
  1,650,000  Allegheny County HDA
             (West Penn Allegheny Health System)                             9.250        11/15/2022           1,955,316
------------------------------------------------------------------------------------------------------------------------
 12,705,000  Allegheny County HDA
             (West Penn Allegheny Health System)                             9.250        11/15/2030          15,029,761
------------------------------------------------------------------------------------------------------------------------
  1,900,000  Allegheny County HDA RITES                                     12.502 3      11/15/2030           2,758,534
------------------------------------------------------------------------------------------------------------------------
    350,000  Allegheny County HDA RITES                                     12.502 3      11/15/2030             508,151
------------------------------------------------------------------------------------------------------------------------
    300,000  Allegheny County HEBA (Carnegie Mellon University)              5.450        03/01/2027             300,303
------------------------------------------------------------------------------------------------------------------------
  2,020,000  Allegheny County HEBA (Chatham College)                         5.750        11/15/2028           2,119,586
------------------------------------------------------------------------------------------------------------------------
  7,980,000  Allegheny County HEBA (Chatham College)                         5.750        11/15/2035           8,329,524
------------------------------------------------------------------------------------------------------------------------
  1,000,000  Allegheny County HEBA (Chatham College)                         5.850        03/01/2022           1,050,600
------------------------------------------------------------------------------------------------------------------------
  1,000,000  Allegheny County HEBA (Chatham College)                         5.950        03/01/2032           1,044,500
------------------------------------------------------------------------------------------------------------------------
     60,000  Allegheny County HEBA (Thiel College)                           5.375        11/15/2029              61,675
------------------------------------------------------------------------------------------------------------------------
      5,000  Allegheny County IDA (Coltec Industries)                        7.250        06/01/2008               4,960
------------------------------------------------------------------------------------------------------------------------
  1,145,000  Allegheny County IDA (Residential Resources)                    5.700        09/01/2012           1,205,330
------------------------------------------------------------------------------------------------------------------------
  4,665,000  Allegheny County IDA (Residential Resources)                    6.600        09/01/2031           5,176,564
------------------------------------------------------------------------------------------------------------------------
  1,000,000  Allegheny County IDA
             (RR/RRSW/RRDC Obligated Group) 4                                5.000        09/01/2021           1,003,890
------------------------------------------------------------------------------------------------------------------------
  1,250,000  Allegheny County IDA
             (RR/RRSW/RRDC Obligated Group) 4                                5.100        09/01/2026           1,249,950


                  22 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

  PRINCIPAL                                                                                                        VALUE
     AMOUNT                                                                 COUPON          MATURITY          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$ 1,250,000  Allegheny County IDA
             (RR/RRSW/RRDC Obligated Group) 4                                5.125%       09/01/2031     $     1,246,788
------------------------------------------------------------------------------------------------------------------------
     35,000  Allegheny County IDA (USX Corp.)                                5.500        12/01/2029              35,988
------------------------------------------------------------------------------------------------------------------------
    260,000  Allegheny County IDA (USX Corp.)                                5.600        09/01/2030             269,139
------------------------------------------------------------------------------------------------------------------------
    205,000  Allegheny County IDA (USX Corp.)                                6.100        01/15/2018             210,533
------------------------------------------------------------------------------------------------------------------------
     10,000  Allegheny County IDA (USX Corp.)                                6.100        07/15/2020              10,290
------------------------------------------------------------------------------------------------------------------------
  2,265,000  Allegheny County Redevel. Authority (Pittsburgh Mills)          5.100        07/01/2014           2,300,719
------------------------------------------------------------------------------------------------------------------------
 11,500,000  Allegheny County Redevel. Authority (Pittsburgh Mills)          5.600        07/01/2023          11,956,320
------------------------------------------------------------------------------------------------------------------------
    100,000  Allegheny County Redevel. Authority (Robinson Mall)             6.875        11/01/2017             106,597
------------------------------------------------------------------------------------------------------------------------
  8,000,000  Allegheny County Residential Finance Authority                  7.000        11/01/2017           8,565,520
------------------------------------------------------------------------------------------------------------------------
  1,060,000  Allegheny County Residential Finance Authority
             (Single Family)                                                 4.850        11/01/2028           1,050,661
------------------------------------------------------------------------------------------------------------------------
  1,260,000  Allegheny County Residential Finance Authority
             (Single Family)                                                 5.000        05/01/2035           1,260,391
------------------------------------------------------------------------------------------------------------------------
    450,000  Allegheny County Residential Finance Authority
             (Single Family)                                                 5.150        11/01/2016             458,663
------------------------------------------------------------------------------------------------------------------------
     30,000  Allegheny County Residential Finance Authority
             (Single Family)                                                 5.625        11/01/2023              30,017
------------------------------------------------------------------------------------------------------------------------
     30,000  Allegheny County Residential Finance Authority
             (Single Family)                                                 5.950        11/01/2024              31,216
------------------------------------------------------------------------------------------------------------------------
     60,000  Allegheny County Residential Finance Authority
             (Single Family)                                                 7.100        05/01/2024              60,077
------------------------------------------------------------------------------------------------------------------------
  1,000,000  Allegheny County Sanitation Authority 1                         5.000        12/01/2030           1,032,700
------------------------------------------------------------------------------------------------------------------------
     10,000  Armstrong County IDA (Kittanning Care Center)                   5.375        08/20/2012              10,380
------------------------------------------------------------------------------------------------------------------------
    375,000  Beaver County IDA (J. Ray McDermott & Company)                  6.800        02/01/2009             376,388
------------------------------------------------------------------------------------------------------------------------
    150,000  Beaver County IDA (Pennsylvania Power & Light Company)          5.375        06/01/2028             155,072
------------------------------------------------------------------------------------------------------------------------
     45,000  Beaver County IDA (St. Joe Minerals Corp.)                      6.000        05/01/2007              45,064
------------------------------------------------------------------------------------------------------------------------
     35,000  Bedford County IDA (Brown Group)                                7.125        02/01/2009              35,044
------------------------------------------------------------------------------------------------------------------------
    300,000  Berks County Municipal Authority
             (RHMC/HW Obligated Group)                                       5.000        03/01/2028             303,573
------------------------------------------------------------------------------------------------------------------------
    775,000  Blair County IDA (The Village at Penn State
             Retirement Community)                                           6.050        01/01/2034             772,396
------------------------------------------------------------------------------------------------------------------------
     75,000  Blair County IDA (The Village at Penn State
             Retirement Community)                                           6.400        01/01/2012              76,643
------------------------------------------------------------------------------------------------------------------------
  4,085,000  Blair County IDA (The Village at Penn State
             Retirement Community)                                           6.900        01/01/2022           4,257,305
------------------------------------------------------------------------------------------------------------------------
  7,120,000  Blair County IDA (The Village at Penn State
             Retirement Community)                                           7.000        01/01/2034           7,403,732
------------------------------------------------------------------------------------------------------------------------
     50,000  Blair County IDA (The Village at Penn State
             Retirement Community) 2                                        10.000        01/01/2012              26,863
------------------------------------------------------------------------------------------------------------------------
  4,500,000  Bradford County IDA (International Paper Company)               5.200        12/01/2019           4,491,540
------------------------------------------------------------------------------------------------------------------------
    500,000  Brighton Township Municipal Authority                           5.100        07/15/2022             503,695


                  23 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                        VALUE
     AMOUNT                                                                 COUPON          MATURITY          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$ 3,000,000  Bucks County IDA (Ann's Choice)                                 6.125%       01/01/2025     $     3,123,870
------------------------------------------------------------------------------------------------------------------------
  3,000,000  Bucks County IDA (Ann's Choice)                                 6.250        01/01/2035           3,137,220
------------------------------------------------------------------------------------------------------------------------
     15,000  Bucks County IDA (Pennswood Village)                            5.800        10/01/2020              15,695
------------------------------------------------------------------------------------------------------------------------
  1,000,000  Bucks County IDA (Pennswood Village)                            6.000        10/01/2027           1,054,910
------------------------------------------------------------------------------------------------------------------------
    240,000  Bucks County IDA (Pennsylvania Suburban
             Water Company)                                                  5.550        09/01/2032             251,261
------------------------------------------------------------------------------------------------------------------------
     15,000  Bucks County IDA (USX Corp.)                                    5.600        03/01/2033              15,484
------------------------------------------------------------------------------------------------------------------------
  2,000,000  Bucks County IDA RITES 1                                        8.587 3      09/01/2032           2,375,360
------------------------------------------------------------------------------------------------------------------------
     10,000  Butler County Hospital Authority
             (Butler Memorial Hospital)                                      5.250        07/01/2012              10,010
------------------------------------------------------------------------------------------------------------------------
     20,000  Butler County Hospital Authority
             (Butler Memorial Hospital)                                      5.250        07/01/2016              20,021
------------------------------------------------------------------------------------------------------------------------
    480,000  Butler County IDA (Greenview Gardens Apartments)                6.000        07/01/2023             500,659
------------------------------------------------------------------------------------------------------------------------
    880,000  Butler County IDA (Greenview Gardens Apartments)                6.250        07/01/2033             913,106
------------------------------------------------------------------------------------------------------------------------
     65,000  Cambria County GO                                               5.000        08/15/2023              66,542
------------------------------------------------------------------------------------------------------------------------
    200,000  Cambridge Area Joint Authority                                  5.250        12/01/2021             202,372
------------------------------------------------------------------------------------------------------------------------
  7,870,000  Chester County H&EFA (Chester County Hospital)                  5.875        07/01/2016           7,960,899
------------------------------------------------------------------------------------------------------------------------
    700,000  Chester County H&EFA (Chester County Hospital)                  6.750        07/01/2031             760,977
------------------------------------------------------------------------------------------------------------------------
  2,250,000  Chester County H&EFA (Devereaux Foundation)                     5.000        11/01/2031           2,279,565
------------------------------------------------------------------------------------------------------------------------
     95,000  Chester County H&EFA (Devereaux Foundation)                     6.000        11/01/2019              99,925
------------------------------------------------------------------------------------------------------------------------
     25,000  Chester County H&EFA (Immaculata College)                       5.300        10/15/2011              24,999
------------------------------------------------------------------------------------------------------------------------
     30,000  Chester County H&EFA (Immaculata College)                       5.400        10/15/2012              30,001
------------------------------------------------------------------------------------------------------------------------
     25,000  Chester County H&EFA (Immaculata College)                       5.625        10/15/2027              25,053
------------------------------------------------------------------------------------------------------------------------
     70,000  Chester County H&EFA (Jefferson Health System)                  5.375        05/15/2027              71,823
------------------------------------------------------------------------------------------------------------------------
  7,500,000  Chester County H&EFA (Jenners Pond)                             7.625        07/01/2034           8,461,200
------------------------------------------------------------------------------------------------------------------------
  2,040,000  Chester County IDA (Collegium Charter School)                   5.500        04/15/2031           2,116,724
------------------------------------------------------------------------------------------------------------------------
  1,575,000  Chester County IDA (Renaissance Academy-Edison
             Charter School)                                                 5.250        10/01/2010           1,576,922
------------------------------------------------------------------------------------------------------------------------
  1,870,000  Chester County IDA (Renaissance Academy-Edison
             Charter School)                                                 5.625        10/01/2015           1,874,993
------------------------------------------------------------------------------------------------------------------------
    800,000  Crawford County Hospital Authority
             (Wesbury United Methodist Community)                            6.125        08/15/2019             821,616
------------------------------------------------------------------------------------------------------------------------
  2,100,000  Cumberland County Municipal Authority
             (Presbyterian Homes)                                            5.000        12/01/2020           2,173,500
------------------------------------------------------------------------------------------------------------------------
  1,050,000  Cumberland County Municipal Authority
             (Presbyterian Homes)                                            5.000        12/01/2021           1,083,527
------------------------------------------------------------------------------------------------------------------------
  1,685,000  Cumberland County Municipal Authority
             (Wesley Affiliated Services)                                    7.250        01/01/2035           1,831,393
------------------------------------------------------------------------------------------------------------------------
    545,000  Delaware County Authority (CCMC)                                5.300        12/15/2020             548,532
------------------------------------------------------------------------------------------------------------------------
    120,000  Delaware County Authority
             (MAS/MCMCSPA/MHH/MHP/MHSSPA Obligated Group)                    5.375        11/15/2023             124,212


                  24 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

  PRINCIPAL                                                                                                        VALUE
     AMOUNT                                                                 COUPON          MATURITY          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$ 2,530,000  Delaware County Authority (Neumann College)                     6.000%       10/01/2031     $     2,636,159
------------------------------------------------------------------------------------------------------------------------
     15,000  Delaware County Hospital Authority
             (CCMC/CKHS/DCMH Obligated Group)                                5.375        12/01/2018              15,342
------------------------------------------------------------------------------------------------------------------------
     25,000  Delaware County Hospital Authority
             (CCMC/CKHS/DCMH Obligated Group)                                6.250        12/15/2022              26,784
------------------------------------------------------------------------------------------------------------------------
     25,000  Delaware County Hospital Authority
             (CCMC/CKHS/DCMH Obligated Group)                                6.250        12/15/2031              26,649
------------------------------------------------------------------------------------------------------------------------
    335,000  Delaware County Hospital Authority (DCMH)                       5.500        08/15/2019             338,735
------------------------------------------------------------------------------------------------------------------------
     10,000  Delaware County IDA (American Ref-Fuel Company)                 6.100        07/01/2013              10,404
------------------------------------------------------------------------------------------------------------------------
     25,000  Delaware County IDA (American Ref-Fuel Company)                 6.200        07/01/2019              25,643
------------------------------------------------------------------------------------------------------------------------
  2,750,000  Delaware County IDA (Aqua Pennsylvania) RITES                   6.639 3      11/01/2037           2,950,695
------------------------------------------------------------------------------------------------------------------------
  2,250,000  Delaware County IDA (Aqua Pennsylvania) RITES 1                 6.639 3      11/01/2038           2,412,855
------------------------------------------------------------------------------------------------------------------------
     30,000  Delaware County IDA (Philadelphia Suburban Water)               5.350        10/01/2031              31,175
------------------------------------------------------------------------------------------------------------------------
  5,670,000  Delaware County IDA Water Facilities (Aqua Pennsylvania)        5.000        02/01/2035           5,770,189
------------------------------------------------------------------------------------------------------------------------
  5,000,000  Delaware County IDA Water Facilities (Aqua Pennsylvania)        5.000        11/01/2036           5,094,950
------------------------------------------------------------------------------------------------------------------------
     55,000  Delaware County IDA Water Facilities (Aqua Pennsylvania)        5.000        11/01/2037              56,003
------------------------------------------------------------------------------------------------------------------------
    900,000  Delaware County IDA Water Facilities (Aqua Pennsylvania)        5.000        11/01/2038             916,281
------------------------------------------------------------------------------------------------------------------------
  2,250,000  Delaware County IDA Water Facilities (Aqua Pennsylvania)
             RITES 1                                                         6.639 3      11/01/2038           2,412,855
------------------------------------------------------------------------------------------------------------------------
     25,000  Delaware River Port Authority PA/NJ                             5.000        01/01/2026              25,351
------------------------------------------------------------------------------------------------------------------------
     50,000  Delaware River Port Authority PA/NJ                             5.400        01/01/2014              51,038
------------------------------------------------------------------------------------------------------------------------
    175,000  Delaware River Port Authority PA/NJ                             5.400        01/01/2015             178,631
------------------------------------------------------------------------------------------------------------------------
  2,000,000  Delaware River Port Authority PA/NJ                             5.400        01/01/2016           2,042,060
------------------------------------------------------------------------------------------------------------------------
  9,515,000  Delaware River Port Authority PA/NJ                             5.500        01/01/2026           9,717,860
------------------------------------------------------------------------------------------------------------------------
    250,000  Delaware River Port Authority PA/NJ                             5.500        01/01/2026             254,830
------------------------------------------------------------------------------------------------------------------------
    150,000  Doylestown Hospital Authority (Doylestown Hospital)             5.000        07/01/2023             150,084
------------------------------------------------------------------------------------------------------------------------
    255,000  Eastern York County Sewer Authority                             6.000        09/15/2016             255,349
------------------------------------------------------------------------------------------------------------------------
    270,000  Eastern York County Sewer Authority                             6.000        09/15/2019             270,319
------------------------------------------------------------------------------------------------------------------------
    170,000  Erie County Hospital Authority (St. Mary's Home of Erie)        6.000        08/15/2029             180,710
------------------------------------------------------------------------------------------------------------------------
    140,000  Erie County IDA (International Paper Company)                   5.000        11/01/2018             138,600
------------------------------------------------------------------------------------------------------------------------
  2,990,000  Erie-Western PA Port Authority                                  5.125        06/15/2016           3,046,690
------------------------------------------------------------------------------------------------------------------------
     80,000  Falls Township Hospital Authority
             (Delaware Valley Medical Center)                                7.000        08/01/2022              80,538
------------------------------------------------------------------------------------------------------------------------
     40,000  Ferndale Area School District GO                                6.750        07/15/2009              40,090
------------------------------------------------------------------------------------------------------------------------
     50,000  Geisinger Authority Health System
             (Penn State Geisinger Health System Foundation)                 5.000        08/15/2028              50,499
------------------------------------------------------------------------------------------------------------------------
     10,000  Gettysburg Municipal Authority (Gettysburg College)             5.000        08/15/2023              10,237
------------------------------------------------------------------------------------------------------------------------
  1,000,000  Horsham, PA Industrial & Commercial Devel. Authority
             (GF/Pennsylvania Property)                                      8.375        09/01/2024           1,000,520
------------------------------------------------------------------------------------------------------------------------
     65,000  Indiana County IDA Pollution Control (PSEG Power LLC)           5.850        06/01/2027              68,315


                  25 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                        VALUE
     AMOUNT                                                                 COUPON          MATURITY          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$   250,000  Jeannette Health Services Authority
             (Jeannette District Memorial Hospital)                          6.000%       11/01/2018     $       248,263
------------------------------------------------------------------------------------------------------------------------
    100,000  Lancaster County Hospital Authority
             (Masonic Homes of PA)                                           5.300        11/15/2007             100,358
------------------------------------------------------------------------------------------------------------------------
     25,000  Lancaster County Hospital Authority
             (Saint Anne's Home for the Aged)                                6.500        04/01/2015              25,023
------------------------------------------------------------------------------------------------------------------------
     40,000  Lancaster County IDA (Garden Spot Village)                      7.600        05/01/2022              45,497
------------------------------------------------------------------------------------------------------------------------
  2,300,000  Lancaster County IDA (Garden Spot Village)                      7.625        05/01/2031           2,618,067
------------------------------------------------------------------------------------------------------------------------
  1,000,000  Langhorne Manor Boro Higher Education Authority
             (Lower Bucks Hospital)                                          7.350        07/01/2022           1,000,110
------------------------------------------------------------------------------------------------------------------------
  1,000,000  Langhorne Manor Boro Higher Education Authority
             (Philadelphia Biblical University)                              5.200        04/01/2020             988,470
------------------------------------------------------------------------------------------------------------------------
    575,000  Langhorne Manor Boro Higher Education Authority
             (Philadelphia Biblical University)                              5.500        04/01/2025             575,150
------------------------------------------------------------------------------------------------------------------------
     35,000  Latrobe IDA (St. Vincent College)                               5.700        05/01/2031              36,384
------------------------------------------------------------------------------------------------------------------------
     55,000  Lawrence County IDA
             (Pennsylvania Power & Light Company)                            5.400        09/15/2017              55,110
------------------------------------------------------------------------------------------------------------------------
    115,000  Lawrence County IDA (Shenango Presbyterian Center)              7.000        11/15/2016             115,316
------------------------------------------------------------------------------------------------------------------------
  5,190,000  Lawrence County IDA (Shenango Presbyterian Center)              7.500        11/15/2031           5,565,964
------------------------------------------------------------------------------------------------------------------------
  1,020,000  Lehigh County GPA (Bible Fellowship Church Home)                6.000        12/15/2023           1,028,874
------------------------------------------------------------------------------------------------------------------------
  1,060,000  Lehigh County GPA (Bible Fellowship Church Home)                7.625        11/01/2021           1,169,095
------------------------------------------------------------------------------------------------------------------------
    750,000  Lehigh County GPA (Bible Fellowship Church Home)                7.750        11/01/2033             825,893
------------------------------------------------------------------------------------------------------------------------
  1,485,000  Lehigh County GPA (Kidspeace Obligated Group)                   5.800        11/01/2012           1,455,939
------------------------------------------------------------------------------------------------------------------------
  1,265,000  Lehigh County GPA (Kidspeace Obligated Group)                   5.800        11/01/2012           1,329,717
------------------------------------------------------------------------------------------------------------------------
  8,190,000  Lehigh County GPA (Kidspeace Obligated Group)                   6.000        11/01/2018           7,995,078
------------------------------------------------------------------------------------------------------------------------
  2,000,000  Lehigh County GPA (Kidspeace Obligated Group)                   6.000        11/01/2018           2,106,380
------------------------------------------------------------------------------------------------------------------------
  1,100,000  Lehigh County GPA (Kidspeace Obligated Group)                   6.000        11/01/2023           1,056,528
------------------------------------------------------------------------------------------------------------------------
  2,940,000  Lehigh County GPA (Kidspeace Obligated Group)                   6.000        11/01/2023           3,090,528
------------------------------------------------------------------------------------------------------------------------
     55,000  Lehigh County GPA (Lehigh Valley Health Network)                5.000        07/01/2028              55,739
------------------------------------------------------------------------------------------------------------------------
     20,000  Lehigh County GPA (Lehigh Valley Hospital)                      5.625        07/01/2015              20,423
------------------------------------------------------------------------------------------------------------------------
      5,000  Lehigh County GPA (St. Lukes Hospital Bethlehem)                5.375        08/15/2033               5,161
------------------------------------------------------------------------------------------------------------------------
    190,000  Lehigh County IDA (Lifepath)                                    5.850        06/01/2008             188,978
------------------------------------------------------------------------------------------------------------------------
  1,000,000  Lehigh County IDA (Pennsylvania Power & Light Company)
             RITES 5                                                         6.165 3      02/15/2027           1,022,890
------------------------------------------------------------------------------------------------------------------------
  4,335,000  Lehigh County IDA Pollution Control RITES                       5.595 3      02/15/2027           4,401,152
------------------------------------------------------------------------------------------------------------------------
    650,000  Lehigh Northampton Airport Authority
             (Lehigh Valley International Airport)                           5.000        01/01/2021             667,264
------------------------------------------------------------------------------------------------------------------------
    750,000  Lehigh Northampton Airport Authority
             (Lehigh Valley International Airport)                           5.000        01/01/2023             767,295
------------------------------------------------------------------------------------------------------------------------
     15,000  Lewistown Boro Municipal Water Authority                        5.250        01/01/2028              15,228
------------------------------------------------------------------------------------------------------------------------
  3,160,000  Luzerne County IDA ROLs                                         8.375 3      09/01/2034           3,423,734


                  26 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

  PRINCIPAL                                                                                                        VALUE
     AMOUNT                                                                 COUPON          MATURITY          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$    50,000  Lycoming County Hospital Authority
             (MVH/DPH Obligated Group)                                       5.250%       11/15/2015     $        50,734
------------------------------------------------------------------------------------------------------------------------
     10,000  Lycoming County Hospital Authority
             (MVH/DPH Obligated Group)                                       5.500        11/15/2022              10,185
------------------------------------------------------------------------------------------------------------------------
     20,000  Lycoming County Hospital Authority
             (WH/NCPHS Obligated Group)                                      5.250        11/15/2015              20,293
------------------------------------------------------------------------------------------------------------------------
     50,000  Lycoming County Hospital Authority
             (WH/NCPHS Obligated Group)                                      5.375        11/15/2010              50,866
------------------------------------------------------------------------------------------------------------------------
    975,000  Lycoming County Recreation Authority 1                          5.000        12/15/2027             977,330
------------------------------------------------------------------------------------------------------------------------
  2,730,000  McKean County Hospital Authority (Bradford Hospital)            5.000        10/01/2020           2,774,990
------------------------------------------------------------------------------------------------------------------------
  3,000,000  McKean County Hospital Authority (Bradford Hospital)            5.250        10/01/2030           3,073,230
------------------------------------------------------------------------------------------------------------------------
    100,000  Mifflin County Hospital Authority (Lewiston Hospital)           6.200        07/01/2030             108,793
------------------------------------------------------------------------------------------------------------------------
  8,740,000  Montgomery County HEHA (Arcadia University)                     5.000        04/01/2036           8,890,241
------------------------------------------------------------------------------------------------------------------------
  5,750,000  Montgomery County HEHA (Dickinson College)                      5.000        05/01/2031           5,935,495
------------------------------------------------------------------------------------------------------------------------
     35,000  Montgomery County HEHA
             (Holy Redeemer Health System)                                   5.250        10/01/2023              35,721
------------------------------------------------------------------------------------------------------------------------
    260,000  Montgomery County IDA
             (ACTS Retirement Life Community)                                5.250        11/15/2028             262,912
------------------------------------------------------------------------------------------------------------------------
  1,445,000  Montgomery County IDA (ACTS/BPE Obligated Group)                5.875        11/15/2022           1,478,249
------------------------------------------------------------------------------------------------------------------------
  1,750,000  Montgomery County IDA (Meadowood Corp.)                         6.250        12/01/2017           1,806,595
------------------------------------------------------------------------------------------------------------------------
     50,000  Montgomery County IDA
             (Pennsylvania-American Water Company)                           5.050        06/01/2029              50,325
------------------------------------------------------------------------------------------------------------------------
  2,500,000  Montgomery County IDA (Whitemarsh Continued Care) 1             6.250        02/01/2035           2,636,375
------------------------------------------------------------------------------------------------------------------------
  3,840,000  Montgomery County IDA (Wordsworth Academy)                      8.000        09/01/2024           3,839,616
------------------------------------------------------------------------------------------------------------------------
     15,000  Montgomery County Redevel. Authority (Pheasant Run)             5.600        01/15/2024              15,052
------------------------------------------------------------------------------------------------------------------------
    145,000  Montgomery County Redevel. Authority (Pheasant Run)             5.600        01/15/2024             145,500
------------------------------------------------------------------------------------------------------------------------
     50,000  Moon IDA (Ellis School)                                         5.650        03/01/2020              52,244
------------------------------------------------------------------------------------------------------------------------
    600,000  Myerstown Water Authority                                       5.000        11/15/2018             600,540
------------------------------------------------------------------------------------------------------------------------
    360,000  Myerstown Water Authority                                       5.100        11/15/2028             360,230
------------------------------------------------------------------------------------------------------------------------
  2,905,000  New Morgan IDA (Browning-Ferris Industries)                     6.500        04/01/2019           2,883,416
------------------------------------------------------------------------------------------------------------------------
     40,000  New Wilmington Municipal Authority
             (Westminster College)                                           5.300        03/01/2018              40,399
------------------------------------------------------------------------------------------------------------------------
     55,000  New Wilmington Municipal Authority
             (Westminster College)                                           5.350        03/01/2028              55,258
------------------------------------------------------------------------------------------------------------------------
    100,000  Northampton County Higher Education Authority
             (Lafayette College)                                             5.000        11/01/2027             100,943
------------------------------------------------------------------------------------------------------------------------
    170,000  Northampton County IDA (Moravian Hall Square)                   5.350        07/01/2010             170,177
------------------------------------------------------------------------------------------------------------------------
     40,000  Northampton County IDA (Moravian Hall Square)                   5.700        07/01/2020              40,051
------------------------------------------------------------------------------------------------------------------------
    470,000  Northeastern PA Hospital & Education Authority
             (Wilkes University)                                             5.625        10/01/2018             471,081
------------------------------------------------------------------------------------------------------------------------
     20,000  Northeastern PA Hospital & Education Authority
             (Wilkes University)                                             5.625        10/01/2018              20,056


                  27 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                        VALUE
     AMOUNT                                                                 COUPON          MATURITY          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$   100,000  Northeastern PA Hospital & Education Authority
             (WVHCS)                                                         5.250%       01/01/2026     $       102,247
------------------------------------------------------------------------------------------------------------------------
    830,000  Northumberland County IDA (Aqua Pennsylvania)                   5.050        10/01/2039             845,455
------------------------------------------------------------------------------------------------------------------------
    665,000  Northumberland County IDA (NHS Youth Services)                  5.500        02/15/2033             690,436
------------------------------------------------------------------------------------------------------------------------
  1,845,000  Northumberland County IDA (NHS Youth Services)                  7.500        02/15/2029           1,903,099
------------------------------------------------------------------------------------------------------------------------
  3,905,000  Northumberland County IDA (NHS Youth Services) 1                7.750        02/15/2029           4,077,952
------------------------------------------------------------------------------------------------------------------------
 10,000,000  PA EDFA (30th Street Garage) 1                                  5.875        06/01/2033          10,664,000
------------------------------------------------------------------------------------------------------------------------
     50,000  PA EDFA (Amtrak)                                                6.000        11/01/2011              52,527
------------------------------------------------------------------------------------------------------------------------
    250,000  PA EDFA (Amtrak)                                                6.125        11/01/2021             266,608
------------------------------------------------------------------------------------------------------------------------
  5,005,000  PA EDFA (Amtrak)                                                6.250        11/01/2031           5,339,584
------------------------------------------------------------------------------------------------------------------------
    930,000  PA EDFA (Amtrak)                                                6.375        11/01/2041             996,439
------------------------------------------------------------------------------------------------------------------------
 14,700,000  PA EDFA (National Gypsum Company) 1                             6.125        11/02/2027          15,372,525
------------------------------------------------------------------------------------------------------------------------
  5,000,000  PA EDFA (National Gypsum Company) 1                             6.250        11/01/2027           5,266,500
------------------------------------------------------------------------------------------------------------------------
  7,000,000  PA EDFA (Northampton Generating) 1                              6.400        01/01/2009           6,999,090
------------------------------------------------------------------------------------------------------------------------
  4,965,000  PA EDFA (Northampton Generating)                                6.500        01/01/2013           4,964,404
------------------------------------------------------------------------------------------------------------------------
  6,000,000  PA EDFA (Northampton Generating)                                6.600        01/01/2019           6,063,480
------------------------------------------------------------------------------------------------------------------------
  1,400,000  PA EDFA (Northampton Generating)                                6.875        01/01/2011           1,398,684
------------------------------------------------------------------------------------------------------------------------
 12,000,000  PA EDFA (Northampton Generating)                                6.950        01/01/2021          11,991,480
------------------------------------------------------------------------------------------------------------------------
  4,310,000  PA EDFA (Northwestern Human Services)                           5.250        06/01/2014           4,266,124
------------------------------------------------------------------------------------------------------------------------
  3,000,000  PA EDFA (Northwestern Human Services)                           5.250        06/01/2028           2,828,760
------------------------------------------------------------------------------------------------------------------------
 12,500,000  PA EDFA (Reliant Energy)                                        6.750        12/01/2036          13,408,875
------------------------------------------------------------------------------------------------------------------------
  8,000,000  PA EDFA (Reliant Energy)                                        6.750        12/01/2036           8,581,680
------------------------------------------------------------------------------------------------------------------------
  5,000,000  PA EDFA (Reliant Energy) RITES 5                                8.656 3      12/01/2036           5,727,050
------------------------------------------------------------------------------------------------------------------------
 40,155,000  PA EDFA (USG Corp.)                                             6.000        06/01/2031          41,813,402
------------------------------------------------------------------------------------------------------------------------
  4,500,000  PA EDFA (Waste Management)                                      5.100        10/01/2027           4,553,235
------------------------------------------------------------------------------------------------------------------------
  2,500,000  PA EDFA ROLs                                                    6.967 3      12/01/2018           2,550,700
------------------------------------------------------------------------------------------------------------------------
     95,000  PA HEFA (Allegheny Delaware Valley Obligated Group)             5.875        11/15/2021              97,420
------------------------------------------------------------------------------------------------------------------------
    115,000  PA HEFA (Allegheny General Hospital)                            7.125        09/01/2007             115,161
------------------------------------------------------------------------------------------------------------------------
     55,000  PA HEFA (Allegheny General Hospital)                            7.250        09/01/2017              55,083
------------------------------------------------------------------------------------------------------------------------
  1,830,000  PA HEFA (Assoc. Independent Colleges & Universities)            5.000        12/15/2021           1,891,140
------------------------------------------------------------------------------------------------------------------------
  3,070,000  PA HEFA (Assoc. Independent Colleges & Universities)            5.000        12/15/2024           3,155,346
------------------------------------------------------------------------------------------------------------------------
  4,000,000  PA HEFA (Assoc. Independent Colleges & Universities)            5.000        12/15/2027           4,088,920
------------------------------------------------------------------------------------------------------------------------
    230,000  PA HEFA (Bryn Mawr College)                                     5.625        12/01/2027             237,489
------------------------------------------------------------------------------------------------------------------------
    100,000  PA HEFA (CA University of PA Student Assoc.)                    5.000        07/01/2028             101,267
------------------------------------------------------------------------------------------------------------------------
  1,500,000  PA HEFA (CA University of PA Student Assoc.)                    6.750        09/01/2020           1,626,990
------------------------------------------------------------------------------------------------------------------------
    110,000  PA HEFA (CA University of PA Student Assoc.)                    6.750        09/01/2032             118,168
------------------------------------------------------------------------------------------------------------------------
     50,000  PA HEFA (CA University of PA Student Assoc.)                    6.800        09/01/2025              53,996
------------------------------------------------------------------------------------------------------------------------
  1,475,000  PA HEFA (College of Science & Agriculture)                      5.350        04/15/2028           1,483,349
------------------------------------------------------------------------------------------------------------------------
  1,460,000  PA HEFA (Delaware Valley College of Science & Agriculture)      5.650        04/15/2025           1,520,429
------------------------------------------------------------------------------------------------------------------------
    815,000  PA HEFA (Delaware Valley College of Science & Agriculture)      5.750        04/15/2029             848,146


                  28 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

  PRINCIPAL                                                                                                        VALUE
     AMOUNT                                                                 COUPON          MATURITY          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$   220,000  PA HEFA (Delaware Valley College of Science & Agriculture)      5.750%       04/15/2034     $       228,202
------------------------------------------------------------------------------------------------------------------------
  3,210,000  PA HEFA (Delaware Valley College of Science & Agriculture)      5.800        04/15/2030           3,350,373
------------------------------------------------------------------------------------------------------------------------
  3,385,000  PA HEFA (Delaware Valley College of Science & Agriculture)      5.800        04/15/2033           3,517,726
------------------------------------------------------------------------------------------------------------------------
  1,820,000  PA HEFA (Geneva College)                                        5.375        04/01/2023           1,858,657
------------------------------------------------------------------------------------------------------------------------
    860,000  PA HEFA (Geneva College)                                        5.450        04/01/2018             883,039
------------------------------------------------------------------------------------------------------------------------
  1,035,000  PA HEFA (Geneva College)                                        6.125        04/01/2022           1,103,051
------------------------------------------------------------------------------------------------------------------------
     50,000  PA HEFA (La Salle University)                                   5.500        05/01/2034              51,494
------------------------------------------------------------------------------------------------------------------------
    735,000  PA HEFA (Lycoming College)                                      5.250        11/01/2027             766,671
------------------------------------------------------------------------------------------------------------------------
  1,490,000  PA HEFA (Marywood University)                                   5.125        06/01/2029           1,533,329
------------------------------------------------------------------------------------------------------------------------
      5,000  PA HEFA (MCP/HUHS/AUS Obligated Group)                          5.875        11/15/2016               5,127
------------------------------------------------------------------------------------------------------------------------
     50,000  PA HEFA (MCP/HUHS/AUS Obligated Group)                          5.875        11/15/2016              51,289
------------------------------------------------------------------------------------------------------------------------
  3,040,000  PA HEFA (MCP/HUHS/AUS Obligated Group)                          5.875        11/15/2021           3,118,341
------------------------------------------------------------------------------------------------------------------------
    250,000  PA HEFA (Philadelphia University)                               5.000        06/01/2035             248,848
------------------------------------------------------------------------------------------------------------------------
  3,000,000  PA HEFA (Philadelphia University)                               5.125        06/01/2025           3,032,580
------------------------------------------------------------------------------------------------------------------------
  2,200,000  PA HEFA (Philadelphia University)                               5.250        06/01/2032           2,227,302
------------------------------------------------------------------------------------------------------------------------
    250,000  PA HEFA (Philadelphia University)                               6.000        06/01/2029             266,083
------------------------------------------------------------------------------------------------------------------------
     35,000  PA HEFA (Philadelphia University)                               6.100        06/01/2030              37,344
------------------------------------------------------------------------------------------------------------------------
    100,000  PA HEFA (St. Francis University)                                5.750        11/01/2023             105,532
------------------------------------------------------------------------------------------------------------------------
  3,925,000  PA HEFA (St. Francis University)                                6.250        11/01/2018           4,265,926
------------------------------------------------------------------------------------------------------------------------
     50,000  PA HEFA (St. Joseph University)                                 5.875        07/15/2015              50,542
------------------------------------------------------------------------------------------------------------------------
    830,000  PA HEFA (St. Joseph University)                                 5.875        07/15/2025             838,989
------------------------------------------------------------------------------------------------------------------------
    575,000  PA HEFA (St. Joseph University)                                 5.875        07/15/2025             581,227
------------------------------------------------------------------------------------------------------------------------
  1,215,000  PA HEFA (University of the Arts)                                5.000        09/15/2033           1,237,648
------------------------------------------------------------------------------------------------------------------------
     25,000  PA HEFA (University of the Arts)                                5.750        03/15/2030              26,258
------------------------------------------------------------------------------------------------------------------------
     20,000  PA HEFA (UPMC Health System)                                    5.000        08/01/2029              20,430
------------------------------------------------------------------------------------------------------------------------
     30,000  PA HEFA (UPMC Health System)                                    6.000        01/15/2031              32,492
------------------------------------------------------------------------------------------------------------------------
  1,650,000  PA HEFA (Ursinus College)                                       5.000        01/01/2036           1,677,819
------------------------------------------------------------------------------------------------------------------------
    750,000  PA HEFA (Widener University)                                    5.000        07/15/2026             760,523
------------------------------------------------------------------------------------------------------------------------
     45,000  PA HFA (Multifamily FHA Mtg.)                                   8.200        07/01/2024              46,657
------------------------------------------------------------------------------------------------------------------------
    105,000  PA HFA (Single Family Mtg.)                                     5.450        10/01/2032             107,355
------------------------------------------------------------------------------------------------------------------------
  2,500,000  PA HFA (Single Family Mtg.) RITES                               6.797 3      10/01/2020           2,693,650
------------------------------------------------------------------------------------------------------------------------
  2,500,000  PA HFA (Single Family Mtg.) RITES                               6.997 3      10/01/2022           2,685,600
------------------------------------------------------------------------------------------------------------------------
  2,000,000  PA HFA (Single Family Mtg.) RITES                               7.490 3      04/01/2021           2,162,680
------------------------------------------------------------------------------------------------------------------------
  2,850,000  PA HFA (Single Family Mtg.) RITES                               7.797 3      10/01/2022           3,142,068
------------------------------------------------------------------------------------------------------------------------
  9,180,000  PA HFA (Single Family Mtg.), Series 61A 1                       5.450        10/01/2021           9,300,533
------------------------------------------------------------------------------------------------------------------------
  4,235,000  PA HFA (Single Family Mtg.), Series 61A                         5.500        04/01/2029           4,305,047
------------------------------------------------------------------------------------------------------------------------
    100,000  PA HFA (Single Family Mtg.), Series 61A                         5.500        04/01/2029             101,654
------------------------------------------------------------------------------------------------------------------------
    195,000  PA HFA (Single Family Mtg.), Series 63A                         5.430 6      04/01/2030              53,071
------------------------------------------------------------------------------------------------------------------------
      5,000  PA HFA (Single Family Mtg.), Series 66A                         5.650        04/01/2029               5,075


                  29 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                        VALUE
     AMOUNT                                                                 COUPON          MATURITY          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$ 4,740,000  PA HFA (Single Family Mtg.), Series 70A                         5.800%       04/01/2027     $     4,884,428
------------------------------------------------------------------------------------------------------------------------
  3,145,000  PA HFA (Single Family Mtg.), Series 74B 1                       5.250        04/01/2032           3,193,244
------------------------------------------------------------------------------------------------------------------------
  2,365,000  PA Infrastructure Investment Authority 1                        5.625        09/01/2014           2,415,516
------------------------------------------------------------------------------------------------------------------------
     40,000  PA Intergovernmental Cooperative Authority                      5.000        06/15/2021              40,899
------------------------------------------------------------------------------------------------------------------------
     30,000  PA State University, Series A                                   5.000        08/15/2027              30,498
------------------------------------------------------------------------------------------------------------------------
     20,000  Patterson Township Municipal Authority                          5.250        04/15/2007              20,019
------------------------------------------------------------------------------------------------------------------------
     10,000  Patterson Township Municipal Authority                          5.500        04/15/2011              10,009
------------------------------------------------------------------------------------------------------------------------
    220,000  Philadelphia Airport                                            5.375        06/15/2015             228,241
------------------------------------------------------------------------------------------------------------------------
  2,000,000  Philadelphia Airport Authority for Industrial Devel. RITES      7.790 3      07/01/2022           2,416,240
------------------------------------------------------------------------------------------------------------------------
  1,310,000  Philadelphia Airport, Series A                                  5.000        06/15/2023           1,349,195
------------------------------------------------------------------------------------------------------------------------
  2,000,000  Philadelphia Airport, Series A 1                                5.000        06/15/2024           2,056,900
------------------------------------------------------------------------------------------------------------------------
  2,000,000  Philadelphia Airport, Series A                                  5.000        06/15/2025           2,052,500
------------------------------------------------------------------------------------------------------------------------
     15,000  Philadelphia Airport, Series B                                  5.250        06/15/2031              15,422
------------------------------------------------------------------------------------------------------------------------
     15,000  Philadelphia Airport, Series B                                  5.250        06/15/2012              15,418
------------------------------------------------------------------------------------------------------------------------
     85,000  Philadelphia Airport, Series B                                  5.400        06/15/2027              86,822
------------------------------------------------------------------------------------------------------------------------
  6,720,000  Philadelphia Authority for Industrial Devel.
             (Aero Philadelphia) 1                                           5.500        01/01/2024           6,750,845
------------------------------------------------------------------------------------------------------------------------
  3,870,000  Philadelphia Authority for Industrial Devel. (Air Cargo)        7.500        01/01/2025           4,229,407
------------------------------------------------------------------------------------------------------------------------
     25,000  Philadelphia Authority for Industrial Devel.
             (American College of Physicians)                                6.000        06/15/2030              26,546
------------------------------------------------------------------------------------------------------------------------
  1,150,000  Philadelphia Authority for Industrial Devel.
             (Baptist Home of Philadelphia)                                  5.500        11/15/2018           1,101,367
------------------------------------------------------------------------------------------------------------------------
    776,000  Philadelphia Authority for Industrial Devel.
             (Baptist Home of Philadelphia)                                  5.600        11/15/2028             727,275
------------------------------------------------------------------------------------------------------------------------
    450,000  Philadelphia Authority for Industrial Devel.
             (Cathedral Village)                                             6.750        04/01/2023             493,704
------------------------------------------------------------------------------------------------------------------------
  1,100,000  Philadelphia Authority for Industrial Devel.
             (Cathedral Village)                                             6.875        04/01/2034           1,208,053
------------------------------------------------------------------------------------------------------------------------
  2,565,000  Philadelphia Authority for Industrial Devel.
             (City of Philadelphia) 1                                        5.375        02/15/2027           2,632,254
------------------------------------------------------------------------------------------------------------------------
  2,750,000  Philadelphia Authority for Industrial Devel.
             (First Mtg.-CPAP)                                               6.125        04/01/2019           2,080,925
------------------------------------------------------------------------------------------------------------------------
  1,330,000  Philadelphia Authority for Industrial Devel.
             (International Educational & Community Project)                 5.875        06/01/2022           1,413,724
------------------------------------------------------------------------------------------------------------------------
     35,000  Philadelphia Authority for Industrial Devel.
             (PGH Devel. Corp.)                                              5.250        07/01/2017              35,037
------------------------------------------------------------------------------------------------------------------------
     35,000  Philadelphia Authority for Industrial Devel.
             (Philadelphia Airport)                                          5.250        07/01/2028              35,965
------------------------------------------------------------------------------------------------------------------------
     25,000  Philadelphia Authority for Industrial Devel.
             (Philadelphia Airport)                                          5.000        07/01/2019              25,448
------------------------------------------------------------------------------------------------------------------------
    365,000  Philadelphia Authority for Industrial Devel.
             (Philadelphia Airport)                                          5.000        07/01/2023             369,577


                  30 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

  PRINCIPAL                                                                                                        VALUE
     AMOUNT                                                                 COUPON          MATURITY          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$ 1,065,000  Philadelphia Authority for Industrial Devel.
             (Philadelphia Airport)                                          5.125%       07/01/2028     $     1,081,124
------------------------------------------------------------------------------------------------------------------------
    400,000  Philadelphia Authority for Industrial Devel.
             (Philadelphia Airport)                                          5.300        07/01/2017             410,604
------------------------------------------------------------------------------------------------------------------------
  1,640,000  Philadelphia Authority for Industrial Devel.
             (Richard Allen Prep Charter School)                             6.250        05/01/2033           1,628,208
------------------------------------------------------------------------------------------------------------------------
  1,370,000  Philadelphia Authority for Industrial Devel.
             (Stapeley Germantown)                                           5.000        01/01/2015           1,357,889
------------------------------------------------------------------------------------------------------------------------
  1,580,000  Philadelphia Authority for Industrial Devel.
             (Stapeley Germantown)                                           5.125        01/01/2021           1,540,484
------------------------------------------------------------------------------------------------------------------------
     25,000  Philadelphia Authority for Industrial Devel.
             (The Franklin Institute)                                        5.200        06/15/2018              25,571
------------------------------------------------------------------------------------------------------------------------
  3,425,000  Philadelphia Authority for Industrial Devel. RITES 1            6.966 3      10/01/2026           3,949,505
------------------------------------------------------------------------------------------------------------------------
  1,400,000  Philadelphia Authority for Industrial Devel. Senior Living
             (Arbor House)                                                   6.100        07/01/2033           1,451,814
------------------------------------------------------------------------------------------------------------------------
  1,240,000  Philadelphia Authority for Industrial Devel. Senior Living
             (Miriam and Robert M. Rieder House)                             6.100        07/01/2033           1,285,892
------------------------------------------------------------------------------------------------------------------------
  3,000,000  Philadelphia Authority for Industrial Devel. Senior Living
             (Presbyterian Homes Germantown)                                 5.625        07/01/2035           3,003,330
------------------------------------------------------------------------------------------------------------------------
  1,160,000  Philadelphia Authority for Industrial Devel. Senior Living
             (Robert Saligman House)                                         6.100        07/01/2033           1,202,932
------------------------------------------------------------------------------------------------------------------------
    105,000  Philadelphia Gas Works                                          5.250        08/01/2024             105,102
------------------------------------------------------------------------------------------------------------------------
  1,780,000  Philadelphia Gas Works RITES                                    6.956 3      08/01/2031           2,209,906
------------------------------------------------------------------------------------------------------------------------
  2,000,000  Philadelphia Gas Works RITES                                    7.836 3      08/01/2021           2,528,240
------------------------------------------------------------------------------------------------------------------------
  8,025,000  Philadelphia GO                                                 5.000        05/15/2020           8,152,598
------------------------------------------------------------------------------------------------------------------------
    180,000  Philadelphia GO                                                 5.000        05/15/2025             181,719
------------------------------------------------------------------------------------------------------------------------
    300,000  Philadelphia GO                                                 5.000        03/15/2028             305,868
------------------------------------------------------------------------------------------------------------------------
  1,210,000  Philadelphia H&HEFA
             (Centralized Comprehensive Human Services)                      7.250        01/01/2021           1,272,666
------------------------------------------------------------------------------------------------------------------------
    240,000  Philadelphia H&HEFA (Frankford Hospital)                        5.750        01/01/2019             242,618
------------------------------------------------------------------------------------------------------------------------
  1,475,000  Philadelphia H&HEFA (Jeanes Health System)                      6.600        07/01/2010           1,568,913
------------------------------------------------------------------------------------------------------------------------
     80,000  Philadelphia H&HEFA (Jefferson Health System)                   5.000        05/15/2018              81,898
------------------------------------------------------------------------------------------------------------------------
  2,380,000  Philadelphia H&HEFA (Philadelphia Protestant Home)              6.500        07/01/2027           2,393,661
------------------------------------------------------------------------------------------------------------------------
     15,000  Philadelphia H&HEFA
             (Temple University Children's Medical Center)                   5.750        06/15/2029              15,497
------------------------------------------------------------------------------------------------------------------------
     10,000  Philadelphia H&HEFA (Temple University Hospital)                5.500        11/15/2027              10,258
------------------------------------------------------------------------------------------------------------------------
    205,000  Philadelphia H&HEFA (Temple University Hospital)                5.500        11/15/2027             207,019
------------------------------------------------------------------------------------------------------------------------
     35,000  Philadelphia H&HEFA (Temple University Hospital)                5.875        11/15/2023              35,736
------------------------------------------------------------------------------------------------------------------------
     20,000  Philadelphia H&HEFA (Temple University Hospital)                6.500        11/15/2008              20,571
------------------------------------------------------------------------------------------------------------------------
     35,000  Philadelphia IDA Authority for Industrial Devel.
             (Cathedral Village in Philadelphia)                             5.700        04/01/2015              35,359
------------------------------------------------------------------------------------------------------------------------
      5,000  Philadelphia New Public Housing Authority                       5.000        04/01/2012               5,202


                  31 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                        VALUE
     AMOUNT                                                                 COUPON          MATURITY          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$    50,000  Philadelphia Parking Authority                                  5.000%       02/01/2027     $        51,019
------------------------------------------------------------------------------------------------------------------------
     20,000  Philadelphia Parking Authority, Series A                        5.250        02/15/2029              20,611
------------------------------------------------------------------------------------------------------------------------
    190,000  Philadelphia Redevel. Authority (Multifamily Hsg.)              5.450        02/01/2023             192,687
------------------------------------------------------------------------------------------------------------------------
  2,580,000  Philadelphia Redevel. Authority (Pavilion Apartments)           6.000        10/01/2023           2,657,632
------------------------------------------------------------------------------------------------------------------------
  4,100,000  Philadelphia Redevel. Authority (Pavilion Apartments) 1         6.250        10/01/2032           4,205,329
------------------------------------------------------------------------------------------------------------------------
  2,250,000  Philadelphia Redevel. Authority ROLs 1                          8.578 3      04/15/2028           2,534,580
------------------------------------------------------------------------------------------------------------------------
  2,000,000  Philadelphia School District GO RITES                           8.970 3      08/01/2022           2,765,520
------------------------------------------------------------------------------------------------------------------------
     55,000  Philadelphia Water & Wastewater, Series A                       5.125        08/01/2027              56,327
------------------------------------------------------------------------------------------------------------------------
 16,645,000  Philadelphia, PA H&HEFA (Temple University Hospital)            6.625        11/15/2023          16,866,545
------------------------------------------------------------------------------------------------------------------------
     45,000  Pine-Richland School District                                   5.625        09/01/2018              45,064
------------------------------------------------------------------------------------------------------------------------
     10,000  Pittsburgh & Allegheny County
             Public Auditorium Authority                                     5.000        02/01/2024              10,306
------------------------------------------------------------------------------------------------------------------------
     50,000  Pittsburgh & Allegheny County
             Public Auditorium Authority                                     5.000        02/01/2029              50,979
------------------------------------------------------------------------------------------------------------------------
     40,000  Pittsburgh & Allegheny County
             Public Auditorium Authority                                     5.250        02/01/2031              41,514
------------------------------------------------------------------------------------------------------------------------
     60,000  Pittsburgh Urban Redevel. Authority                             5.600        04/01/2020              60,963
------------------------------------------------------------------------------------------------------------------------
     20,000  Pittsburgh Urban Redevel. Authority
             (Home Improvement Loans), Series A                              5.650        08/01/2015              20,004
------------------------------------------------------------------------------------------------------------------------
     20,000  Pittsburgh Urban Redevel. Authority (Oliver Garage)             5.450        06/01/2028              20,650
------------------------------------------------------------------------------------------------------------------------
     20,000  Pittsburgh Urban Redevel. Authority Mtg., Series A              7.250        02/01/2024              20,022
------------------------------------------------------------------------------------------------------------------------
     10,000  Pittsburgh Urban Redevel. Authority Mtg., Series C              5.700        04/01/2030              10,149
------------------------------------------------------------------------------------------------------------------------
    605,000  Pittsburgh Urban Redevel. Authority Mtg., Series C              5.950        10/01/2029             619,974
------------------------------------------------------------------------------------------------------------------------
     10,000  Pittsburgh Urban Redevel. Authority Mtg., Series C              7.125        08/01/2013              10,010
------------------------------------------------------------------------------------------------------------------------
     10,000  Pittsburgh Water & Sewer Authority, Series A                    5.050        09/01/2025              10,106
------------------------------------------------------------------------------------------------------------------------
    120,000  Potter County Hospital Authority
             (Charles Cole Memorial Hospital)                                6.050        08/01/2024             122,586
------------------------------------------------------------------------------------------------------------------------
    220,000  Pottstown Boro Authority                                        5.500        11/01/2021             220,843
------------------------------------------------------------------------------------------------------------------------
  1,000,000  Pottsville Hospital Authority
             (Pottsville Hospital & Warne Clinic)                            5.500        07/01/2018           1,000,130
------------------------------------------------------------------------------------------------------------------------
  4,170,000  Pottsville Hospital Authority
             (Pottsville Hospital & Warne Clinic)                            5.625        07/01/2024           4,144,188
------------------------------------------------------------------------------------------------------------------------
     25,000  Pottsville Hospital Authority
             (Pottsville Hospital & Warne Clinic)                            5.625        07/01/2024              25,311
------------------------------------------------------------------------------------------------------------------------
  1,000,000  Saxonburg Area Authority (Sewer & Water)                        5.000        03/01/2030           1,033,420
------------------------------------------------------------------------------------------------------------------------
  2,000,000  Sayre Health Care Facilities (Guthrie Healthcare System)        7.125        12/01/2031           2,360,140
------------------------------------------------------------------------------------------------------------------------
     10,000  Schuylkill County IDA
             (DOCNHS/BSVHS/WMHS Obligated Group)                             5.000        11/01/2028              10,129
------------------------------------------------------------------------------------------------------------------------
    145,000  Scranton School District                                        5.000        04/01/2022             150,110
------------------------------------------------------------------------------------------------------------------------
      5,000  Sharon Regional Health System Authority
             (SRPS/SRHS Obligated Group)                                     5.000        12/01/2028               5,074


                  32 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

  PRINCIPAL                                                                                                        VALUE
     AMOUNT                                                                 COUPON          MATURITY          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$    30,000  Somerset County Hospital Authority
             (Somerset Community Hospital)                                   5.375%       03/01/2017     $        30,729
------------------------------------------------------------------------------------------------------------------------
    450,000  South Fork Municipal Authority
             (Conemaugh Valley Memorial Hospital)                            5.000        07/01/2028             456,044
------------------------------------------------------------------------------------------------------------------------
    305,000  South Fork Municipal Authority
             (Good Samaritan Medial Center of Johnstown)                     5.250        07/01/2026             310,658
------------------------------------------------------------------------------------------------------------------------
     25,000  South Fork Municipal Authority
             (Good Samaritan Medial Center of Johnstown)                     5.375        07/01/2016              25,528
------------------------------------------------------------------------------------------------------------------------
    350,000  Southcentral General Authority ROLs 4                           0.000 3      12/01/2023             386,141
------------------------------------------------------------------------------------------------------------------------
    565,000  Southcentral General Authority ROLs 4                           0.000 3      12/01/2025             613,036
------------------------------------------------------------------------------------------------------------------------
    820,000  Southcentral General Authority ROLs 4                           0.000 3      12/01/2026             884,764
------------------------------------------------------------------------------------------------------------------------
    500,000  Southcentral General Authority ROLs 4                           0.000 3      12/01/2027             542,510
------------------------------------------------------------------------------------------------------------------------
    630,000  Southcentral General Authority ROLs 4                           0.000 3      12/01/2028             681,647
------------------------------------------------------------------------------------------------------------------------
    250,000  Southcentral General Authority ROLs 4                           0.000 3      12/01/2030             268,985
------------------------------------------------------------------------------------------------------------------------
  5,280,000  Southeastern PA Transportation Authority                        5.375        03/01/2022           5,425,675
------------------------------------------------------------------------------------------------------------------------
  3,250,000  St. Mary Hospital Authority (Catholic Health East)              5.375        11/15/2034           3,382,633
------------------------------------------------------------------------------------------------------------------------
     95,000  St. Mary Hospital Authority (Catholic Health Initiatives)       5.000        12/01/2028              97,067
------------------------------------------------------------------------------------------------------------------------
     50,000  St. Mary Hospital Authority (Franciscan Health)                 7.000        06/15/2015              50,431
------------------------------------------------------------------------------------------------------------------------
      5,000  State Public School Building Authority
             (Chester Upland School District)                                5.150        11/15/2026               5,172
------------------------------------------------------------------------------------------------------------------------
  2,060,000  State Public School Building Authority
             (Haverford Township School District)                            5.000        03/15/2029           2,132,285
------------------------------------------------------------------------------------------------------------------------
     35,000  State Public School Building Authority
             (Lehigh Carbon Community College)                               5.000        11/01/2017              35,422
------------------------------------------------------------------------------------------------------------------------
  1,000,000  Susquehanna Area Regional Airport Authority
             (Aero Harrisburg)                                               5.500        01/01/2024             957,720
------------------------------------------------------------------------------------------------------------------------
     10,000  Venango IDA (Boise Cascade Corp.)                               5.900        09/01/2007              10,005
------------------------------------------------------------------------------------------------------------------------
  5,450,000  Washington County Authority
             (Capital Projects & Equipment Program)                          6.150        12/01/2029           5,832,754
------------------------------------------------------------------------------------------------------------------------
    750,000  Washington Township Municipal Authority                         5.875        12/15/2023             775,725
------------------------------------------------------------------------------------------------------------------------
  2,500,000  Washington Township Municipal Authority                         6.000        12/15/2033           2,581,600
------------------------------------------------------------------------------------------------------------------------
    300,000  West Shore Area Hospital Authority
             (Holy Spirit Hospital)                                          6.250        01/01/2032             316,641
------------------------------------------------------------------------------------------------------------------------
      5,000  Westmoreland County IDA
             (Redstone Health Care Facilities)                               8.125        11/15/2030               5,802
------------------------------------------------------------------------------------------------------------------------
  1,550,000  Westmoreland County IDA
             (Redstone Retirement Community)                                 5.750        01/01/2026           1,589,556
------------------------------------------------------------------------------------------------------------------------
  1,085,000  Westmoreland County IDA
             (Redstone Retirement Community)                                 5.875        01/01/2032           1,106,548
------------------------------------------------------------------------------------------------------------------------
     20,000  York County Hospital Authority (York Hospital)                  5.500        07/01/2008              20,024
------------------------------------------------------------------------------------------------------------------------
     10,000  York County IDA (PSEG Power)                                    5.500        09/01/2020              10,516


                  33 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                        VALUE
     AMOUNT                                                                 COUPON          MATURITY          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$    25,000  York Hsg. Corp. Mtg., Series A                                  6.875%       11/01/2009     $        25,024
                                                                                                         ---------------
                                                                                                             645,231,655
------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--36.6%
  1,485,000  Guam EDA (TASC) 1                                               5.400        05/15/2031           1,507,691
------------------------------------------------------------------------------------------------------------------------
  3,900,000  Guam EDA (TASC) 1                                               5.500        05/15/2041           3,966,066
------------------------------------------------------------------------------------------------------------------------
    105,000  Guam GO, Series A                                               5.375        11/15/2013             105,085
------------------------------------------------------------------------------------------------------------------------
  3,640,000  Guam GO, Series A                                               5.400        11/15/2018           3,642,038
------------------------------------------------------------------------------------------------------------------------
  2,000,000  Guam Government Waterworks
             Authority & Wastewater System                                   5.875        07/01/2035           2,091,620
------------------------------------------------------------------------------------------------------------------------
    500,000  Guam Government Waterworks
             Authority & Wastewater System                                   6.000        07/01/2025             531,340
------------------------------------------------------------------------------------------------------------------------
    195,000  Guam Power Authority, Series A                                  5.250        10/01/2013             195,072
------------------------------------------------------------------------------------------------------------------------
    710,000  Guam Power Authority, Series A                                  5.250        10/01/2023             711,519
------------------------------------------------------------------------------------------------------------------------
  2,725,000  Northern Mariana Islands Ports Authority, Series A              5.500        03/15/2031           2,697,614
------------------------------------------------------------------------------------------------------------------------
  1,380,000  Northern Mariana Islands Ports Authority, Series A              6.600        03/15/2028           1,510,438
------------------------------------------------------------------------------------------------------------------------
     60,000  Northern Mariana Islands, Series A                              6.000        06/01/2014              63,104
------------------------------------------------------------------------------------------------------------------------
 10,100,000  Northern Mariana Islands, Series A                              6.750        10/01/2033          11,226,554
------------------------------------------------------------------------------------------------------------------------
     50,000  Puerto Rico Aqueduct & Sewer Authority                          5.000        07/01/2019              50,983
------------------------------------------------------------------------------------------------------------------------
 29,870,000  Puerto Rico Children's Trust Fund (TASC)                        5.375        05/15/2033          30,582,997
------------------------------------------------------------------------------------------------------------------------
 77,435,000  Puerto Rico Children's Trust Fund (TASC)                        5.500        05/15/2039          79,530,391
------------------------------------------------------------------------------------------------------------------------
 73,495,000  Puerto Rico Children's Trust Fund (TASC)                        5.625        05/15/2043          75,643,259
------------------------------------------------------------------------------------------------------------------------
355,000,000  Puerto Rico Children's Trust Fund (TASC)                        6.360 6      05/15/2050          22,432,450
------------------------------------------------------------------------------------------------------------------------
 97,000,000  Puerto Rico Children's Trust Fund (TASC)                        7.010 6      05/15/2055           3,231,070
------------------------------------------------------------------------------------------------------------------------
    290,000  Puerto Rico Electric Power Authority, Series AA                 5.375        07/01/2027             297,711
------------------------------------------------------------------------------------------------------------------------
     20,000  Puerto Rico Electric Power Authority, Series DD                 5.000        07/01/2028              20,130
------------------------------------------------------------------------------------------------------------------------
  1,450,000  Puerto Rico Highway & Transportation Authority                  5.500        07/01/2036           1,546,382
------------------------------------------------------------------------------------------------------------------------
    395,000  Puerto Rico Highway & Transportation Authority, Series A        5.000        07/01/2038             396,165
------------------------------------------------------------------------------------------------------------------------
  3,145,000  Puerto Rico Highway & Transportation Authority, Series G        5.000        07/01/2033           3,171,387
------------------------------------------------------------------------------------------------------------------------
  4,740,000  Puerto Rico Highway & Transportation Authority, Series G        5.000        07/01/2042           4,748,579
------------------------------------------------------------------------------------------------------------------------
    945,000  Puerto Rico Highway & Transportation Authority, Series H        5.000        07/01/2028             953,486
------------------------------------------------------------------------------------------------------------------------
 12,000,000  Puerto Rico Highway & Transportation Authority, Series J        5.125        07/01/2039          12,142,680
------------------------------------------------------------------------------------------------------------------------
  7,620,000  Puerto Rico Highway & Transportation Authority, Series J        5.125        07/01/2043           7,702,144
------------------------------------------------------------------------------------------------------------------------
  8,855,000  Puerto Rico Highway & Transportation Authority, Series K        5.000        07/01/2030           8,959,489
------------------------------------------------------------------------------------------------------------------------
  2,925,000  Puerto Rico Highway & Transportation Authority, Series K        5.000        07/01/2035           2,953,168
------------------------------------------------------------------------------------------------------------------------
  5,000,000  Puerto Rico Highway & Transportation Authority, Series K        5.000        07/01/2040           5,014,750
------------------------------------------------------------------------------------------------------------------------
  8,000,000  Puerto Rico Highway & Transportation Authority, Series K        5.000        07/01/2045           8,017,920
------------------------------------------------------------------------------------------------------------------------
  2,105,000  Puerto Rico IMEPCF (American Airlines) 1                        6.450        12/01/2025           2,108,452
------------------------------------------------------------------------------------------------------------------------
 12,250,000  Puerto Rico Infrastructure 1                                    5.000        07/01/2041          12,277,440
------------------------------------------------------------------------------------------------------------------------
    235,000  Puerto Rico ITEMECF (Ana G. Mendez University)                  5.375        02/01/2019             239,792
------------------------------------------------------------------------------------------------------------------------
    500,000  Puerto Rico ITEMECF (Ana G. Mendez University)                  5.375        02/01/2029             507,575


                  34 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

  PRINCIPAL                                                                                                        VALUE
     AMOUNT                                                                 COUPON          MATURITY          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$ 2,750,000  Puerto Rico Municipal Finance Agency, Series A                  5.250%       08/01/2025     $     2,854,858
------------------------------------------------------------------------------------------------------------------------
 18,010,000  Puerto Rico Port Authority (American Airlines), Series A 1      6.250        06/01/2026          17,866,640
------------------------------------------------------------------------------------------------------------------------
  1,175,000  Puerto Rico Port Authority (American Airlines), Series A 1      6.300        06/01/2023           1,172,215
------------------------------------------------------------------------------------------------------------------------
    105,000  Puerto Rico Port Authority, Series D                            7.000        07/01/2014             106,995
------------------------------------------------------------------------------------------------------------------------
  9,540,000  Puerto Rico Public Buildings Authority 1                        5.250        07/01/2033           9,867,222
------------------------------------------------------------------------------------------------------------------------
    100,000  University of Puerto Rico                                       5.400        06/01/2009             100,881
------------------------------------------------------------------------------------------------------------------------
    280,000  University of Puerto Rico, Series M                             5.250        06/01/2025             282,355
------------------------------------------------------------------------------------------------------------------------
  1,760,000  University of Puerto Rico, Series O                             5.375        06/01/2030           1,767,667
------------------------------------------------------------------------------------------------------------------------
  6,645,000  V.I. Government Refinery Facilities (Hovensa Coker) 1           6.500        07/01/2021           7,454,893
------------------------------------------------------------------------------------------------------------------------
  4,000,000  V.I. Public Finance Authority (Hovensa Coker) 1                 6.500        07/01/2021           4,487,520
------------------------------------------------------------------------------------------------------------------------
  5,000,000  V.I. Public Finance Authority (Hovensa Refinery) 1              6.125        07/01/2022           5,484,200
------------------------------------------------------------------------------------------------------------------------
  3,250,000  V.I. Public Finance Authority ROLs 1                            8.481 3      10/01/2024           3,711,825
------------------------------------------------------------------------------------------------------------------------
 17,450,000  V.I. Tobacco Settlement Financing Corp. 1                       6.250 6      05/15/2035           2,979,762
------------------------------------------------------------------------------------------------------------------------
  2,195,000  V.I. Tobacco Settlement Financing Corp. 1                       6.500 6      05/15/2035             348,895
------------------------------------------------------------------------------------------------------------------------
  4,150,000  V.I. Tobacco Settlement Financing Corp. 1                       6.880 6      05/15/2035             594,197
------------------------------------------------------------------------------------------------------------------------
  7,000,000  V.I. Tobacco Settlement Financing Corp. 1                       7.630 6      05/15/2035             824,180
------------------------------------------------------------------------------------------------------------------------
     40,000  V.I. Tobacco Settlement Financing Corp. (TASC)                  5.000        05/15/2021              40,090
------------------------------------------------------------------------------------------------------------------------
  2,235,000  V.I. Tobacco Settlement Financing Corp. (TASC) 1                5.000        05/15/2031           2,220,696
                                                                                                         ---------------
                                                                                                             372,941,632
                                                                                                         ---------------
Total Municipal Bonds and Notes (Cost $967,740,327)                                                        1,018,173,287

------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--0.7%
------------------------------------------------------------------------------------------------------------------------

  7,000,000  Government Devel. Bank for Puerto Rico (Cost $7,000,000)        4.750        08/01/2006           7,000,000

------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $974,740,327)--100.7%                                                    1,025,173,287
------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(0.7)                                                                  (7,497,008)
                                                                                                         ---------------
NET ASSETS--100.0%                                                                                       $ 1,017,676,279
                                                                                                         ===============

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.

2. Issue is in default. Non-income producing. See Note 1 of accompanying Notes.

3. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of accompanying Notes.

4. When-issued security or forward commitment to be delivered and settled after July 31, 2006. See Note 1 of accompanying Notes.

5. Security is subject to a shortfall and forbearance agreement. See Note 1 of accompanying Notes.

6. Zero coupon bond reflects effective yield on the date of purchase.


                  35 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ACTS        Adult Communities Total Services
AUS         Allegheny United Hospital
BPE         Brittany Pointe Estates
BSVHS       Baptist/St. Vincent's Health System
CCMC        Crozer-Chester Medical Center
CKHS        Crozer-Keystone Health System
COP         Certificates of Participation
CPAP        Crime Prevention Assoc. of Philadelphia
DCMH        Delaware County Memorial Hospital
DOCNHS      Daughters of Charity National Health Systems
DPH         Divine Providence Hospital
EDA         Economic Devel. Authority
EDFA        Economic Devel. Finance Authority
FHA         Federal Housing Agency
GO          General Obligation
GPA         General Purpose Authority
H&EFA       Health and Educational Facilities Authority
H&HEFA      Hospitals and Higher Education Facilities Authority
HDA         Hospital Devel. Authority
HEBA        Higher Education Building Authority
HEFA        Higher Education Facilities Authority
HEHA        Higher Education and Health Authority
HFA         Housing Finance Agency
HUHS        Hehnemann University Hospital System
HW          Highlands at Wyomissing
IDA         Industrial Devel. Agency
IMEPCF      Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF     Industrial, Tourist, Educational, Medical and Environmental
            Community Facilities
MAS         Mercy Adult Services
MCMCSPA     Mercy Catholic Medical Center of Southeastern Pennsylvania
MCP         Medical College of Pennsylvania
MHH         Mercy Haverford Hospital
MHP         Mercy Health Plan
MHSSPA      Mercy Health System of Southeastern Pennsylvania
MVH         Muncy Valley Hospital
NCPHS       North Central Pennsylvania Helath System
PSEG        Public Service Enterprise Group
RHMC        Reading Hospital & Medical Center
RITES       Residual Interest Tax Exempt Security
ROLs        Residual Option Longs
RR          Residential Resources
RRDC        Residential Resources Devel. Corp.
RRSW        Residential Resources Southwest
SRHS        Sharon Regional Health System
SRPS        Sharon Regional Physicians Services
TASC        Tobacco Settlement Asset-Backed Bonds
UPMC        University of Pittsburgh Medical Center
V.I.        United States Virgin Islands
WH          Williamsport Hospital
WMHS        Western Maryland Health Systems
WVHCS       Wyoming Valley Health Care System


                  36 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                             VALUE          PERCENT
-----------------------------------------------------------------------------
Tobacco Settlement Payments                 $  223,901,744             21.8%
Higher Education                                96,432,881              9.4
Adult Living Facilities                         71,204,093              6.8
Hospital/Health Care                            69,522,806              6.8
Highways/Railways                               67,686,983              6.6
Manufacturing, Durable Goods                    62,868,819              6.1
Marine/Aviation Facilities                      50,706,666              4.9
Not-for-Profit Organization                     50,470,309              4.9
Water Utilities                                 45,504,163              4.4
Resource Recovery                               36,887,301              3.6
Single Family Housing                           36,225,326              3.5
General Obligation                              35,431,904              3.5
Electric Utilities                              34,576,261              3.4
Airlines                                        21,147,307              2.1
Pollution Control                               18,101,947              1.8
Municipal Leases                                16,459,167              1.6
Special Assessment                              14,257,039              1.4
Special Tax                                     11,140,999              1.1
Sewer Utilities                                 10,955,591              1.1
Education                                       10,805,308              1.1
Parking Fee Revenue                             10,756,280              1.0
Multifamily Housing                              8,758,454              0.9
Commercial Banks                                 7,000,000              0.7
Gas Utilities                                    4,843,248              0.5
Paper, Containers & Packaging                    4,630,140              0.5
Sales Tax Revenue                                3,814,624              0.4
Sports Facility Revenue                            977,330              0.1
Hotels, Restaurants & Leisure                      106,597              0.0
                                            ---------------------------------
Total                                       $1,025,173,287            100.0%
                                            =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  37 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

JULY 31, 2006
----------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------
Investments, at value (cost $974,740,327)--see accompanying statement of investments            $ 1,025,173,287
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                    568,694
----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                     19,197,109
Interest                                                                                             12,201,308
Shares of beneficial interest sold                                                                    5,719,348
Other                                                                                                    20,717
                                                                                                ----------------
Total assets                                                                                      1,062,880,463

----------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable on borrowings (See Note 5)                                                                   36,100,000
Investments purchased on a when-issued basis or forward commitment                                    6,888,801
Shares of beneficial interest redeemed                                                                  963,639
Dividends                                                                                               831,616
Distribution and service plan fees                                                                      124,468
Trustees' compensation                                                                                   82,127
Interest expense                                                                                         80,625
Shareholder communications                                                                               41,804
Transfer and shareholder servicing agent fees                                                            40,674
Other                                                                                                    50,430
                                                                                                ----------------
Total liabilities                                                                                    45,204,184

----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $ 1,017,676,279
                                                                                                ================

----------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                 $   970,858,453
----------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                         (53,552)
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                         (3,561,582)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                           50,432,960
                                                                                                ----------------
NET ASSETS                                                                                      $ 1,017,676,279
                                                                                                ================


                  38 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $600,716,202
and 47,115,115 shares of beneficial interest outstanding)                                             $   12.75
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                           $   13.39
----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $196,703,839 and 15,432,304
shares of beneficial interest outstanding)                                                            $   12.75
----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $220,256,238 and 17,297,091
shares of beneficial interest outstanding)                                                            $   12.73

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  39 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2006
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------
Interest                                                                                         $   48,539,313
----------------------------------------------------------------------------------------------------------------
Other income                                                                                                507
                                                                                                 ---------------
Total investment income                                                                              48,539,820

----------------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------------
Management fees                                                                                       4,276,821
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                 703,170
Class B                                                                                               1,738,069
Class C                                                                                               1,566,330
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                 197,586
Class B                                                                                                 111,469
Class C                                                                                                  93,210
----------------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                                  45,244
Class B                                                                                                  21,170
Class C                                                                                                  19,679
----------------------------------------------------------------------------------------------------------------
Interest expense                                                                                        799,633
----------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                   47,610
----------------------------------------------------------------------------------------------------------------
Other                                                                                                   164,149
                                                                                                 ---------------
Total expenses                                                                                        9,784,140

----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                38,755,680

----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
----------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                       (313,108)
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                 (4,822,897)

----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $   33,619,675
                                                                                                 ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  40 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JULY 31                                                                       2006              2005
----------------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------------
Net investment income                                                         $    38,755,680    $   28,197,440
----------------------------------------------------------------------------------------------------------------
Net realized loss                                                                    (313,108)         (396,855)
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                              (4,822,897)       49,249,528
                                                                              ----------------------------------
Net increase in net assets resulting from operations                               33,619,675        77,050,113

----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                           (23,712,877)      (16,117,132)
Class B                                                                            (7,996,967)       (8,235,507)
Class C                                                                            (7,208,027)       (4,521,666)

----------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                           218,682,144       130,474,143
Class B                                                                             8,520,749        17,198,067
Class C                                                                            87,696,234        48,949,671

----------------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------
Total increase                                                                    309,600,931       244,797,689
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                               708,075,348       463,277,659
                                                                              ----------------------------------
End of period (including accumulated net investment income
(loss) of $(53,552) and $108,639, respectively)                               $ 1,017,676,279    $  708,075,348
                                                                              ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  41 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A         YEAR ENDED JULY 31,                        2006           2005               2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       12.85     $    11.76        $     11.48     $     11.57     $     11.46
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .62 1          .67 1              .73             .75             .70
Net realized and unrealized gain (loss)                    (.10)          1.10                .25            (.11)            .11
                                                  ----------------------------------------------------------------------------------
Total from investment operations                            .52           1.77                .98             .64             .81
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.62)          (.68)              (.70)           (.73)           (.70)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $       12.75     $    12.85        $     11.76     $     11.48     $     11.57
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         4.21%         15.43%              8.53%           5.36%           7.36%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     600,716     $  384,863        $   229,450     $   184,638     $   144,592
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     484,153     $  295,002        $   211,061     $   172,228     $   120,251
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      4.88%          5.35%              6.01%           6.11%           6.03%
Total expenses                                             0.82%          0.81%              0.86%           0.86%           0.85%
Expenses after payments and waivers and
reduction to custodian expenses                            0.82%          0.81%              0.86%           0.86%           0.82% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      29%            30%                37%             33%             39%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribuions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  42 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

CLASS B         YEAR ENDED JULY 31,                        2006           2005               2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       12.85     $    11.76        $     11.48     $     11.57     $     11.46
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .53 1          .57 1              .63             .65             .62
Net realized and unrealized gain (loss)                    (.10)          1.11                .25            (.11)            .11
                                                  ----------------------------------------------------------------------------------
Total from investment operations                            .43           1.68                .88             .54             .73
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.53)          (.59)              (.60)           (.63)           (.62)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $       12.75     $    12.85        $     11.76     $     11.48     $     11.57
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         3.41%         14.56%              7.71%           4.56%           6.55%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     196,704     $  189,643        $   157,338     $   146,369     $   101,126
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     193,225     $  173,663        $   156,689     $   127,280     $    75,772
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      4.14%          4.62%              5.26%           5.34%           5.26%
Total expenses                                             1.59%          1.59%              1.62%           1.63%           1.61%
Expenses after payments and waivers and
reduction to custodian expenses                            1.59%          1.59%              1.62%           1.63%           1.58% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      29%            30%                37%             33%             39%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribuions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  43 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C         YEAR ENDED JULY 31,                        2006           2005               2004           2003             2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       12.83     $    11.75        $     11.47     $     11.56     $     11.45
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .52 1          .57 1              .63             .65             .61
Net realized and unrealized gain (loss)                    (.09)          1.10                .25            (.11)            .12
                                                  ----------------------------------------------------------------------------------
Total from investment operations                            .43           1.67                .88             .54             .73
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.53)          (.59)              (.60)           (.63)           (.62)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $       12.73     $    12.83        $     11.75     $     11.47     $     11.56
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         3.41%         14.48%              7.71%           4.57%           6.55%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     220,256     $  133,569        $    76,489     $    69,916     $    47,163
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     174,354     $   96,508        $    74,956     $    60,202     $    33,327
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      4.10%          4.56%              5.25%           5.34%           5.26%
Total expenses                                             1.58%          1.59%              1.63%           1.63%           1.61%
Expenses after payments and waivers and
reduction to custodian expenses                            1.58%          1.59%              1.63%           1.63%           1.58% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      29%            30%                37%             33%             39%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribuions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  44 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not


                  45 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2006, the Fund had purchased $6,888,801 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will not invest more than 20% of its total assets in inverse floaters. Inverse floaters amount to $64,720,873 as of July 31, 2006, which represents 6.09% of the Fund's total assets.

      The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to pay the sponsor of the inverse floater, in certain circumstances, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater (the "shortfall"). At July 31, 2006, the Fund's maximum aggregate exposure under such agreements is estimated at approximately $10,000,000. This exposure is diversified across underlying securities that have various credit qualities, interest rates and maturity dates. Under the terms of these agreements, the Fund maintains the right to collapse the trust issuing the inverse floater by paying the shortfall, if any, and exchanging the inverse floater for the underlying fixed rate security upon which the inverse floater is based, thereby terminating its investment in the inverse floater. The


                  46 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in the inverse floaters, as it deems appropriate. As of July 31, 2006, the Fund has not made any payments related to such agreements and it expects the risk of material future payments required under these agreements to be remote.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2006, securities with an aggregate market value of $969,913, representing 0.10% of the Fund's net assets, were in default.

      There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

      The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.


                  47 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
    --------------------------------------------------------------------------
    $944,941                   $--             $3,561,585          $50,432,960

1. As of July 31, 2006, the Fund had $2,694,837 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2006, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              ----------------------
                              2010        $1,035,477
                              2013         1,659,360
                                          ----------
                              TOTAL       $2,694,837
                                          ==========

2. As of July 31, 2006, the Fund had $866,748 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. During the fiscal year ended July 31, 2006, the Fund utilized $526,030 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended July 31, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 was as follows:

                                      YEAR ENDED      YEAR ENDED
                                   JULY 31, 2006   JULY 31, 2005
      ----------------------------------------------------------
      Distributions paid from:
      Exempt-interest dividends      $38,917,871     $28,874,305

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.


                  48 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

                 Federal tax cost of securities    $ 974,740,327
                                                   =============

                 Gross unrealized appreciation     $  54,492,633
                 Gross unrealized depreciation        (4,059,673)
                                                   -------------
                 Net unrealized appreciation       $  50,432,960
                                                   =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2006, the Fund's projected benefit obligations were increased by $28,229 and payments of $4,719 were made to retired trustees, resulting in an accumulated liability of $63,339 as of July 31, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.


                  49 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                  YEAR ENDED JULY 31, 2006    YEAR ENDED JULY 31, 2005
                                     SHARES         AMOUNT       SHARES         AMOUNT
---------------------------------------------------------------------------------------
CLASS A
Sold                             20,449,939   $260,522,610   12,116,018   $151,196,257
Dividends and/or
distributions reinvested          1,082,853     13,793,427      695,852      8,652,502
Redeemed                         (4,370,506)   (55,633,893)  (2,365,369)   (29,374,616)
                                 ------------------------------------------------------
Net increase                     17,162,286   $218,682,144   10,446,501   $130,474,143
                                 ======================================================

---------------------------------------------------------------------------------------
CLASS B
Sold                              2,237,664   $ 28,510,720    2,375,112   $ 29,515,607
Dividends and/or
distributions reinvested            317,279      4,041,219      314,290      3,897,091
Redeemed                         (1,886,359)   (24,031,190)  (1,305,293)   (16,214,631)
                                 ------------------------------------------------------
Net increase                        668,584   $  8,520,749    1,384,109   $ 17,198,067
                                 ======================================================

---------------------------------------------------------------------------------------
CLASS C
Sold                              8,181,321   $104,120,434    4,460,811   $ 55,895,068
Dividends and/or
distributions reinvested            349,259      4,443,647      221,073      2,744,414
Redeemed                         (1,641,297)   (20,867,847)    (784,051)    (9,689,811)
                                 ------------------------------------------------------
Net increase                      6,889,283   $ 87,696,234    3,897,833   $ 48,949,671
                                 ======================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2006, were as follows:


                  50 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

                                            PURCHASES          SALES
                 ---------------------------------------------------
                 Investment securities   $462,441,889   $209,520,233

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

        FEE SCHEDULE
        ---------------------------------------------
        Up to $200 million of net assets        0.60%
        Next $100 million of net assets         0.55
        Next $200 million of net assets         0.50
        Next $250 million of net assets         0.45
        Next $250 million of net assets         0.40
        Over $1 billion of net assets           0.35

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2006, the Fund paid $389,649 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.15% under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2006 for Class B and Class C shares were $5,089,067 and $2,691,282, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.


                  51 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                              CLASS A         CLASS B         CLASS C
                              CLASS A      CONTINGENT      CONTINGENT      CONTINGENT
                            FRONT-END        DEFERRED        DEFERRED        DEFERRED
                        SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                          RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED                DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------------
July 31, 2006               $ 845,762         $ 9,524       $ 383,285        $ 56,182

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund has entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.3126% as of July 31, 2006). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

      For the year ended July 31, 2006, the average daily loan balance was $18,232,055 at an average daily interest rate of 4.351%. The Fund had borrowings outstanding of $36,100,000 at July 31, 2006 at an interest rate of 5.3126%. The Fund had gross borrowings and gross loan repayments of $340,000,000 and $335,400,000, respectively, during the year ended July 31, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended July 31, 2006 was $36,100,000. The Fund paid $87,985 in fees and $789,762 in interest during the year ended July 31, 2006.


                  52 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
6. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of July 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                  53 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MULTI-STATE
MUNICIPAL TRUST:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Pennsylvania Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
September 14, 2006


                  54 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended July 31, 2006 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  55 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  56 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH       PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
THE FUND, LENGTH OF SERVICE,      TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN FUND COMPLEX
AGE                               CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                          CENTENNIAL, COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE
                                  TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,               Director of American Commercial Lines (barge company) (since January 2005);
Chairman of the Board             Attorney at Hogan & Hartson (law firm) (since June 1993); Director of
of Trustees (since 2003),         Covanta Holding Corp. (waste-to-energy company) (since 2002); Director of
Trustee (since 1993)              Weyerhaeuser Corp. (1999-April 2004); Director of Caterpillar, Inc.
Age: 75                           (1993-December 2002); Director of ConAgra Foods (1993-2001); Director of
                                  Texas Instruments (1993-2001); Director of FMC Corporation (1993-2001).
                                  Oversees 43 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                  Trustee of the Committee for Economic Development (policy research
Trustee (since 2005)              foundation) (since 2005); Director of ICI Education Foundation (education
Age: 65                           foundation) (since October 1991); President of the Investment Company
                                  Institute (trade association) (October 1991-June 2004); Director of ICI
                                  Mutual Insurance Company (insurance company) (October 1991-June 2004).
                                  Oversees 43 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                  A director or trustee of other Oppenheimer funds. Oversees 53 portfolios in
Trustee (since 1993)              the OppenheimerFunds complex.
Age: 73

PHILLIP A. GRIFFITHS,             Distinguished Presidential Fellow for International Affairs (since 2002) and
Trustee (since 1999)              Member (since 1979) of the National Academy of Sciences; Council on Foreign
Age: 67                           Relations (since 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew W. Mellon
                                  Foundation (since 2001); Chair of Science Initiative Group (since 1999);
                                  Member of the American Philosophical Society (since 1996); Trustee of
                                  Woodward Academy (since 1983); Foreign Associate of Third World Academy of
                                  Sciences; Director of the Institute for Advanced Study (1991-2004); Director
                                  of Bankers Trust New York Corporation (1994-1999); Provost at Duke
                                  University (1983-1991). Oversees 43 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                   Trustee of the American Symphony Orchestra (not-for-profit) (since October
Trustee (since 2004)              1998); and Senior Vice President and General Auditor of American Express
Age: 63                           Company (financial services company) (July 1998-February 2003). Oversees 43 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                   Director of Columbia Equity Financial Corp. (privately-held financial
Trustee (since 2002)              adviser) (since 2002); Managing Director of Carmona Motley, Inc.
Age: 54                           (privately-held financial adviser) (since January 2002); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial adviser) (January
                                  1998-December 2001); Member of the Finance and Budget Committee of the
                                  Council on Foreign Relations, the Investment Committee of the Episcopal
                                  Church of America, the Investment Committee and Board of Human Rights Watch
                                  and the Investment Committee of Historic Hudson Valley. Oversees 43
                                  portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,               Director of Dominion Resources, Inc. (electric utility holding company)
Trustee (since 1989)              (February 1972-October 2005); Former Director of Prime Retail, Inc. (real
Age: 79                           estate investment trust), Dominion Energy Inc. (electric power and oil &
                                  gas producer), Lumberman's Mutual Casualty Company, American Motorists
                                  Insurance Company and American


                  57 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

KENNETH A. RANDALL,               Manufacturers Mutual Insurance Company; Former President and Chief Executive
Continued                         Officer of The Conference Board, Inc. (international economic and business research). Oversees 43 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,         Chairman of The Directorship Search Group, Inc. (corporate governance
Trustee (since 1989)              consulting and executive recruiting) (since 1993); Life Trustee of
Age: 74                           International House (non-profit educational organization); Founder, Chairman and Chief Executive Officer of Russell Reynolds Associates, Inc.
                                  (1969-1993); Banker at J.P. Morgan & Co. (1958-1966); 1st Lt. Strategic Air
                                  Command, U.S. Air Force (1954-1958). Oversees 43 portfolios in the
                                  OppenheimerFunds complex.

JOSEPH M. WIKLER,                 Director of the following medical device companies: Medintec (since 1992)
Trustee (since 2005)              and Cathco (since 1996); Director of Lakes Environmental Association (since
Age: 65                           1996); Member of the Investment Committee of the Associated Jewish Charities
                                  of Baltimore (since 1994); Director of Fortis/Hartford mutual funds
                                  (1994-December 2001). Oversees 43 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                    President of Wold Oil Properties, Inc. (oil and gas exploration and
Trustee (since 2005)              production company) (since 1994); Vice President, Secretary and Treasurer of
Age: 58                           Wold Trona Company, Inc. (soda ash processing and production) (since 1996);
                                  Vice President of Wold Talc Company, Inc. (talc mining) (since 1999);
                                  Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979);
                                  Director and Chairman of the Denver Branch of the Federal Reserve Bank of
                                  Kansas City (1993-1999); and Director of PacifiCorp. (electric utility)
                                  (1995-1999). Oversees 43 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                  General Partner of Odyssey Partners, L.P. (hedge fund) (since September
Trustee (since 2005)              1995); Director of Special Value Opportunities Fund, LLC (registered
Age: 63                           investment company) (since September 2004); Member of Zurich Financial
                                  Investment Advisory Board (insurance) (since October 2004); Board of
                                  Governing Trustees of The Jackson Laboratory (non-profit) (since August
                                  1990); Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Special Limited Partner of Odyssey Investment
                                  Partners, LLC (private equity investment) (January 1999-September 2004);
                                  Trustee of Research Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College
                                  (August 1990-September 2001) (economics research); Director of Ray &
                                  Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 53 portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
AND OFFICER                       11TH FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE
                                  FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR
                                  REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                  POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director (since June 2001) and
Trustee, President and            President (since September 2000) of the Manager; President and a director or
Principal Executive Officer       trustee of other Oppenheimer funds; President and Director of Oppenheimer
(since 2001)                      Acquisition Corp. ("OAC") (the Manager's parent holding company) and of
Age: 57                           Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
                                  Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc.
                                  (subsidiary of the Manager) (since November 2001); Chairman and Director of
                                  Shareholder Services, Inc. and of Shareholder Financial Services, Inc.
                                  (transfer agent subsidiaries of the Manager)


                  58 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

JOHN V. MURPHY,                   (since July 2001); President and Director of OppenheimerFunds Legacy Program
Continued                         (charitable trust program established by the Manager) (since July 2001);
                                  Director of the following investment advisory subsidiaries of the Manager:
                                  OFI Institutional Asset Management, Inc., Centennial Asset Management
                                  Corporation, Trinity Investment Management Corporation and Tremont Capital
                                  Management, Inc. (since November 2001), HarbourView Asset Management
                                  Corporation and OFI Private Investments, Inc. (since July 2001); President
                                  (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real
                                  Asset Management, Inc.; Executive Vice President of Massachusetts Mutual
                                  Life Insurance Company (OAC's parent company) (since February 1997);
                                  Director of DLB Acquisition Corporation (holding company parent of Babson
                                  Capital Management LLC) (since June 1995); Member of the Investment Company
                                  Institute's Board of Governors (since October 3, 2003); Chief Operating
                                  Officer of the Manager (September 2000-June 2001); President and Trustee of
                                  MML Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance
                                  Company (September 1999-August 2000); President, Chief Executive Officer and
                                  Director of MML Bay State Life Insurance Company (September 1999-August
                                  2000); Director of Emerald Isle Bancorp and Hibernia Savings Bank
                                  (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998).
                                  Oversees 91 portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                 THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MR.
THE FUND                          ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                                  10281-1008, FOR MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL,
                                  COLORADO 80112-3924 AND FOR MESSRS. FIELDING, LOUGHRAN, COTTIER AND WILLIS,
                                  350 LINDEN OAKS,ROCHESTER, NY 14625. EACH OFFICER SERVES FOR AN INDEFINITE
                                  TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RONALD H. FIELDING,               Senior Vice President of the Manager since January 1996; Chairman of the
Vice President (since 2002)       Rochester Division of the Manager since January 1996; an officer of 14
Age: 57                           portfolios in the OppenheimerFunds complex.

DANIEL G. LOUGHRAN,               Vice President of the Manager since April 2001. An officer of 14 portfolios
Vice President and Portfolio      in the OppenheimerFunds complex.
Manager (since 2005)
Age: 42

SCOTT S. COTTIER,                 Vice President of the Manager since 2002; portfolio manager and trader at
Vice President and Portfolio      Victory Capital Management (1999-2002); an officer of 14 portfolios in the
Manager (since 2005)              OppenheimerFunds complex.
Age: 34

TROY E. WILLIS,                   Assistant Vice President of the Manager since 2005; Associate Portfolio
Vice President and Portfolio      Manager of the Manager since 2003; corporate attorney for Southern Resource
Manager (since 2005)              Group (1999-2003). An officer of 14 portfolios in the OppenheimerFunds
Age: 33                           complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and Chief          March 2004); Vice President of OppenheimerFunds Distributor, Inc.,
Compliance Officer                Centennial Asset Management Corporation and Shareholder Services, Inc.
(since 2004)                      (since June 1983). Former Vice President and Director of Internal Audit of
Age: 56                           the Manager (1997-February 2004). An officer of 91 portfolios in the
                                  OppenheimerFunds complex.


                  59 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer and Principal           Treasurer of the following: HarbourView Asset Management Corporation,
Financial and Accounting          Shareholder Financial Services, Inc., Shareholder Services, Inc.,
Officer (since 1999)              Oppenheimer Real Asset Management Corporation, and Oppenheimer
Age: 46                           Partnership Holdings, Inc. (since March 1999), OFI Private Investments,
                                  Inc. (since March 2000), OppenheimerFunds International Ltd. (since May
                                  2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                  Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                  (charitable trust program established by the Manager) (since June 2003);
                                  Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation
                                  (March 1999-October 2003) and OppenheimerFunds Legacy Program (April
                                  2000-June 2003); Principal and Chief Operating Officer of Bankers Trust
                                  Company-Mutual Fund Services Division (March 1995-March 1999). An officer of
                                  91 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since
Secretary (since 2001)            March 2002) of the Manager; General Counsel and Director of the Distributor
Age: 58                           (since December 2001); General Counsel of Centennial Asset Management
                                  Corporation (since December 2001); Senior Vice President and General Counsel
                                  of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since
                                  September 1997) and Director (since November 2001) of OppenheimerFunds
                                  International Ltd. and OppenheimerFunds plc; Vice President and Director of
                                  Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                  Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice
                                  President, General Counsel and Director of Shareholder Financial Services,
                                  Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                  President, General Counsel and Director of OFI Private Investments, Inc. and
                                  OFI Trust Company (since November 2001); Vice President of OppenheimerFunds
                                  Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice
                                  President (May 1985-December 2003), Acting General Counsel (November
                                  2001-February 2002) and Associate General Counsel (May 1981-October 2001) of
                                  the Manager; Assistant Secretary of the following: Shareholder Services,
                                  Inc. (May 1985-November 2001), Shareholder Financial Services, Inc.
                                  (November 1989-November 2001), and OppenheimerFunds International Ltd.
                                  (September 1997-November 2001). An officer of 91 portfolios in the
                                  OppenheimerFunds complex.


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                  60 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND



OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN INDUSTRIES
--------------------------------------------------------------------------------
Tobacco Settlement Payments                                               24.7%
--------------------------------------------------------------------------------
Airlines                                                                  14.9
--------------------------------------------------------------------------------
Special Assessment                                                         7.1
--------------------------------------------------------------------------------
Electric Utilities                                                         5.8
--------------------------------------------------------------------------------
Hospital/Health Care                                                       5.8
--------------------------------------------------------------------------------
Multifamily Housing                                                        5.1
--------------------------------------------------------------------------------
Single Family Housing                                                      3.6
--------------------------------------------------------------------------------
Manufacturing, Durable Goods                                               3.6
--------------------------------------------------------------------------------
Marine/Aviation Facilities                                                 3.4
--------------------------------------------------------------------------------
Special Tax                                                                2.9

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2006, and are based on total market value of investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ALLOCATION

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


AAA                    9.4%
AA                     3.1
A                      4.7
BBB                   32.6
BB                     8.8
B                     10.3
CCC                    4.1
CC                     1.4
Not Rated             25.6

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2006, and are dollar-weighted based on the total market value of investments. As of that date, no securities held by the Fund were rated lower than CC. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

--------------------------------------------------------------------------------


                 12 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Oppenheimer Rochester National Municipals succeeded in generating highly attractive yields for shareholders during this report period. As of July 31, 2006, Oppenheimer Rochester National Municipals' Class A shares provided a distribution yield of 5.49% without sales charges. Lipper Analytical Services Inc.--an independent mutual fund rating service--reported an average distribution yield of 4.43% among the 81 funds in its High Yield Municipal Debt Funds category as of the same date. 6 Yields generated by holdings diversified over a wide variety of credit qualities and industry sectors, also generated the Fund's positive total return during this report period. As of July 31, 2006, the Fund's Class A shares generated a 1-year total return of 3.79% without sales charge. By comparison, its primary benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 2.55%. 7

     In this reporting period, the Fund distributed 67.5 cents per Class A share. This included two monthly distributions of $0.060, four distributions of $0.054, three distributions of $0.056 and three distributions of $0.057 per Class A share; distributions for other share classes were adjusted accordingly. These adjustments were made in response to general market conditions and uncertainty caused by the Sept. 14, 2005, bankruptcy filings of Delta Air Lines and Northwest Airlines. In particular, the municipal bond market experienced "credit spread tightening" throughout this report period as the difference between yields on lower-rated and higher-rated municipals securities decreased. Concurrently, the difference between yields on shorter- and longer-term municipal securities declined. These two market conditions created pressure on the Fund's monthly dividend distribution.

    During this report period, there was also some concern about the Fund's holdings in the municipal bonds that were issued to finance airline facilities and backed by payments from Delta and Northwest. The airlines made payments on a few of the Fund's holdings, relieving some of the dividend pressure this report period. The monthly distribution was raised by $0.002 in February and by an additional $0.001 in May, and other distributions for other share classes were adjusted accordingly. We have substantially retained the Fund's holdings in these bonds in the belief that the facilities they finance remain necessary in the


6. Lipper. Lipper calculations do not include sales charges which, if included, would reduce results.

7. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds. The index cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of a fund.


                  13 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

ongoing operations of each airline. We continue to monitor the situation closely, since both companies have made legal motions that could weaken the bondholders' position; the final outcome remains uncertain at this time, and we believe will vary markedly across the different positions held by the Fund.

    Airline-backed bonds made up 14.9% of the Fund's holdings as of July 31, 2006, and these holdings, in aggregate, have positively contributed to total return for Fund shareholders. Bonds backed by payments from American Airlines make up the overwhelming majority of airline sector bonds in which the Fund invests. During this report period, the Fund's holdings backed by payments from American Airlines and Continental Airlines have generated strong performance as the companies have reported quarterly profits after years of losses. The strength of these holdings in this report period has more than adequately compensated for periodic weakness in holdings backed by Delta and Northwest.

    In general, the underlying financial condition of the airline industry continues to improve despite persistently high fuel prices. Particularly for American Airlines and Continental Airlines, capacity control, passenger volumes and increased fares have combined to the companies' economic advantage. We believe that the Fund's overall benefit from airline-backed municipal bonds demonstrates the benefits of spreading investments across a broad range of bonds, and of professional portfolio management.

    The Fund's holdings in Master Settlement Agreement ("MSA") tobacco-backed bonds, which accounted for 24.7% of Fund investments as of July 31, 2006, have contributed strongly to the Fund's yield and total return performance during this period. MSA bonds are backed by the issuing State's (or U.S. territory's) share of proceeds from a national litigation settlement with tobacco manufacturers.

    During this period the litigation environment has continued to improve for the tobacco industry and, by extension, for MSA bonds. On December 15, 2005, the Illinois Supreme Court reversed a $10.1 billion judgment against Philip Morris USA that had been awarded by a lower court in 2003. Near the end of the period the Florida Supreme Court upheld an appellate court's reversal of a $145 billion judgment against cigarette manufacturers in the long-running Engle case. An action brought by the U.S. government against the tobacco industry is still pending, but we believe that final resolution of this matter will not carry negative consequences for the Fund's MSA bonds.

    MSA bond prices rose early in the report period amid widespread market speculation that these bonds might be "pre-refunded" by their issuers. In a pre-refunding, a municipality issues a new bond whose proceeds are escrowed in U.S. Government bonds and earmarked to pay off another previously issued--but not yet callable--municipal bond. When an outstanding bond is pre-refunded, its price generally rises significantly. During


                  14 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS this report period $310 million in MSA-backed bonds issued in the State of Iowa were pre-refunded, and their prices rose. As a result, holdings in this issue contributed to the Fund's favorable relative total return for the period. After the pre-refunding event, the Fund sold its holdings at a gain over their purchase price. The Fund also took strategic advantage of tax loss carry-forwards to ensure that no capital gain was distributed to shareholders. Pre-refunding of MSA-backed tobacco bonds provides a particularly good example of how our yield-oriented investment strategy can result in both yield and price appreciation for individual bonds, generating attractive total return.

    Fund holdings in bonds backed by payments from Asarco Mining detracted from performance after that company filed for bankruptcy protection early in this report period. These bonds have been sold. The Fund has retained a small position in bonds issued to finance pollution control measures and backed by payments from General Motors Corp. ("GM"). Standard & Poor's, Moody's Investors Service and Fitch Ratings downgraded General Motors to below investment grade in the past 12 months, and all three maintain a negative outlook on the automaker. The Fund's investment in these bonds comprised approximately 1.8% of its assets at the end of the period, and the greatest share of these were floating-rate bonds that can be redeemed upon two weeks' notice. Because of their large yields, the Fund's net return from these investments has been positive even though their prices have declined. While the outlook for GM remains clouded, these carefully selected holdings have provided an income benefit for the Fund's shareholders.

    The Fund has increased its holdings in municipal inverse-floating-rate securities during this report period. These holdings are generally highly liquid, tax-exempt securities whose interest payments move inversely to short-term interest rates; stated differently, an increase in short-term interest rates causes a decline in income from these securities. As the yield curve flattened and long-term interest rates rose slightly during this period, these securities generated less income than in previous periods but their yields remained higher than market rates. The Fund's diversified portfolio includes a variety of bond types, structures and maturities, in an effort to mute the effects of any one variety. New municipal bond issues during this report period offered fewer higher-yielding municipal bonds, which typically possess a favorable balance of risk and reward for the Fund. In an effort to minimize overall income volatility in the Fund across the past 12 months, we continued to invest in select premium-coupon, callable bonds that may remain outstanding through periods of rising short-term interest rates.

    The "Rochester style" of municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce exposure to any individual risk. We continue to comb the market for bonds that offer


                 15 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

attractive yields, and to monitor developing market conditions. Notwithstanding changes in the Fund's dividend distribution, we believe that shareholders will continue to benefit from highly competitive yields as market conditions change. Shareholders should note that market conditions during this report period did not affect the Fund's overall investment strategies or cause it to pay any capital gain distribution.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

    The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                 16 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Rochester National Municipals (Class A)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                    Oppenheimer
                                  Rochester National        Lehman Brothers
    Date                         Municipals (Class A)     Municipal Bond Index

    07/31/1996                         9,525                    10,000
    10/31/1996                         9,735                    10,252
    01/31/1997                         9,905                    10,415
    04/30/1997                         9,930                    10,458
    07/31/1997                        10,419                    11,025
    10/31/1997                        10,561                    11,123
    01/31/1998                        10,887                    11,468
    04/30/1998                        10,848                    11,430
    07/31/1998                        11,099                    11,686
    10/31/1998                        11,332                    12,014
    01/31/1999                        11,529                    12,231
    04/30/1999                        11,527                    12,224
    07/31/1999                        11,250                    12,022
    10/31/1999                        10,869                    11,802
    01/31/2000                        10,722                    11,787
    04/30/2000                        11,033                    12,112
    07/31/2000                        11,394                    12,541
    10/31/2000                        11,652                    12,806
    01/31/2001                        12,125                    13,353
    04/30/2001                        12,127                    13,369
    07/31/2001                        12,536                    13,804
    10/31/2001                        12,845                    14,151
    01/31/2002                        12,811                    14,140
    04/30/2002                        13,097                    14,305
    07/31/2002                        13,399                    14,731
    10/31/2002                        12,723                    14,982
    01/31/2003                        12,600                    15,196
    04/30/2003                        12,858                    15,519
    07/31/2003                        13,715                    15,262
    10/31/2003                        14,786                    15,748
    01/31/2004                        15,687                    16,136
    04/30/2004                        15,417                    15,935
    07/31/2004                        15,468                    16,145
    10/31/2004                        16,367                    16,698
    01/31/2005                        17,305                    16,919
    04/30/2005                        18,016                    17,021
    07/31/2005                        18,866                    17,169
    10/31/2005                        18,185                    17,121
    01/31/2006                        18,812                    17,398
    04/30/2006                        19,124                    17,388
    07/31/2006                        19,580                    17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year -1.14%     5-Year 8.27%     10-Year 6.95%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.

                 17 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

        Oppenheimer Rochester National Municipals (Class B)

        Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                    Oppenheimer
                                  Rochester National        Lehman Brothers
    Date                         Municipals (Class B)     Municipal Bond Index

    07/31/1996                        10,000                    10,000
    10/31/1996                        10,201                    10,252
    01/31/1997                        10,351                    10,415
    04/30/1997                        10,367                    10,458
    07/31/1997                        10,856                    11,025
    10/31/1997                        10,983                    11,123
    01/31/1998                        11,299                    11,468
    04/30/1998                        11,239                    11,430
    07/31/1998                        11,476                    11,686
    10/31/1998                        11,695                    12,014
    01/31/1999                        11,875                    12,231
    04/30/1999                        11,850                    12,224
    07/31/1999                        11,545                    12,022
    10/31/1999                        11,123                    11,802
    01/31/2000                        10,962                    11,787
    04/30/2000                        11,259                    12,112
    07/31/2000                        11,604                    12,541
    10/31/2000                        11,844                    12,806
    01/31/2001                        12,301                    13,353
    04/30/2001                        12,280                    13,369
    07/31/2001                        12,670                    13,804
    10/31/2001                        12,957                    14,151
    01/31/2002                        12,899                    14,140
    04/30/2002                        13,161                    14,305
    07/31/2002                        13,448                    14,731
    10/31/2002                        12,770                    14,982
    01/31/2003                        12,646                    15,196
    04/30/2003                        12,904                    15,519
    07/31/2003                        13,765                    15,262
    10/31/2003                        14,840                    15,748
    01/31/2004                        15,744                    16,136
    04/30/2004                        15,473                    15,935
    07/31/2004                        15,524                    16,145
    10/31/2004                        16,427                    16,698
    01/31/2005                        17,368                    16,919
    04/30/2005                        18,082                    17,021
    07/31/2005                        18,934                    17,169
    10/31/2005                        18,252                    17,121
    01/31/2006                        18,881                    17,398
    04/30/2006                        19,194                    17,388
    07/31/2006                        19,652                    17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year -1.94%     5-Year 8.20%      10-Year 6.99%


                 18 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

        Oppenheimer Rochester National Municipals (Class C)

        Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                    Oppenheimer
                                  Rochester National        Lehman Brothers
    Date                         Municipals (Class C)     Municipal Bond Index

    07/31/1996                        10,000                    10,000
    10/31/1996                        10,200                    10,252
    01/31/1997                        10,346                    10,415
    04/30/1997                        10,352                    10,458
    07/31/1997                        10,841                    11,025
    10/31/1997                        10,968                    11,123
    01/31/1998                        11,284                    11,468
    04/30/1998                        11,223                    11,430
    07/31/1998                        11,461                    11,686
    10/31/1998                        11,680                    12,014
    01/31/1999                        11,861                    12,231
    04/30/1999                        11,836                    12,224
    07/31/1999                        11,530                    12,022
    10/31/1999                        11,118                    11,802
    01/31/2000                        10,946                    11,787
    04/30/2000                        11,243                    12,112
    07/31/2000                        11,590                    12,541
    10/31/2000                        11,829                    12,806
    01/31/2001                        12,288                    13,353
    04/30/2001                        12,267                    13,369
    07/31/2001                        12,658                    13,804
    10/31/2001                        12,945                    14,151
    01/31/2002                        12,886                    14,140
    04/30/2002                        13,150                    14,305
    07/31/2002                        13,428                    14,731
    10/31/2002                        12,713                    14,982
    01/31/2003                        12,577                    15,196
    04/30/2003                        12,811                    15,519
    07/31/2003                        13,640                    15,262
    10/31/2003                        14,664                    15,748
    01/31/2004                        15,530                    16,136
    04/30/2004                        15,233                    15,935
    07/31/2004                        15,254                    16,145
    10/31/2004                        16,112                    16,698
    01/31/2005                        17,004                    16,919
    04/30/2005                        17,670                    17,021
    07/31/2005                        18,469                    17,169
    10/31/2005                        17,782                    17,121
    01/31/2006                        18,346                    17,398
    04/30/2006                        18,616                    17,388
    07/31/2006                        19,024                    17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year 2.02%    5-Year 8.49%    10-Year 6.64%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                 19 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. THIS ANNUAL REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS. BEFORE INVESTING IN ANY OF THE OPPENHEIMER FUNDS, INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. FUND PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUNDS. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048, OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ PROSPECTUSES CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                 20 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                 21 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND EXPENSES
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                            BEGINNING        ENDING             EXPENSES
                            ACCOUNT          ACCOUNT            PAID DURING
                            VALUE            VALUE              6 MONTHS ENDED
                            (2/1/06)         (7/31/06)          JULY 31, 2006
--------------------------------------------------------------------------------
Class A Actual              $1,000.00        $1,040.90          $3.24
--------------------------------------------------------------------------------
Class A Hypothetical         1,000.00         1,021.62           3.21
--------------------------------------------------------------------------------
Class B Actual               1,000.00         1,036.80           7.20
--------------------------------------------------------------------------------
Class B Hypothetical         1,000.00         1,017.75           7.13
--------------------------------------------------------------------------------
Class C Actual               1,000.00         1,037.00           7.09
--------------------------------------------------------------------------------
Class C Hypothetical         1,000.00         1,017.85           7.03

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2006 are as follows:

CLASS      EXPENSE RATIOS
-------------------------
Class A          0.64%
-------------------------
Class B          1.42
-------------------------
Class C          1.40

--------------------------------------------------------------------------------


                 22 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS July 31, 2006
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                    COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--99.1%
---------------------------------------------------------------------------------------------------------------------------
ALABAMA--1.4%
$  25,070,000   AL HFA (Single Family)                                            5.450%      10/01/2032     $   25,526,775
---------------------------------------------------------------------------------------------------------------------------
   15,635,000   AL IDA Solid Waste Disposal (Pine City Fiber Company)             6.450       12/01/2023         15,940,821
---------------------------------------------------------------------------------------------------------------------------
    7,380,000   AL IDA Solid Waste Disposal (Pine City Fiber Company)             6.450       12/01/2023          7,561,548
---------------------------------------------------------------------------------------------------------------------------
   11,000,000   AL Space Science Exhibit Finance Authority                        6.000       10/01/2025         10,749,310
---------------------------------------------------------------------------------------------------------------------------
    1,810,000   Andalusia-Opp, AL Airport Authority                               5.000       08/01/2026          1,811,955
---------------------------------------------------------------------------------------------------------------------------
      100,000   Bay Minette, AL Industrial Devel. Board (B.F. Goodrich)           6.500       02/15/2009            101,389
---------------------------------------------------------------------------------------------------------------------------
       50,000   Courtland, AL Industrial Devel. Board
                (Champion International Corp.)                                    5.750       11/01/2027             51,176
---------------------------------------------------------------------------------------------------------------------------
   10,000,000   Courtland, AL Industrial Devel. Board
                (International Paper Company)                                     5.200       06/01/2025         10,070,400
---------------------------------------------------------------------------------------------------------------------------
       25,000   Mobile, AL Industrial Devel. Board
                (International Paper Corp.)                                       6.450       05/15/2019             26,575
---------------------------------------------------------------------------------------------------------------------------
    2,200,000   Rainbow City, AL Special Health Care Facilities
                Financing Authority (Regency Pointe) 1                            8.250       01/01/2031          1,100,374
---------------------------------------------------------------------------------------------------------------------------
       10,000   Selma, AL Industrial Devel. Board
                (International Paper Company)                                     6.000       05/01/2025             10,525
---------------------------------------------------------------------------------------------------------------------------
       20,000   South Marengo County, AL Water & Fire
                Protection Authority                                              7.700       05/01/2008             20,159
                                                                                                             --------------
                                                                                                                 72,971,007
---------------------------------------------------------------------------------------------------------------------------
ALASKA--0.3%
    7,250,000   AK HFC, Series C                                                  5.200       12/01/2037          7,348,455
---------------------------------------------------------------------------------------------------------------------------
      260,000   AK Northern Tobacco Securitization Corp. (TASC)                   5.375       06/01/2021            264,178
---------------------------------------------------------------------------------------------------------------------------
      605,000   AK Northern Tobacco Securitization Corp. (TASC)                   5.500       06/01/2029            615,854
---------------------------------------------------------------------------------------------------------------------------
    5,170,000   AK Northern Tobacco Securitization Corp. (TASC)                   6.500       06/01/2031          5,432,429
                                                                                                             --------------
                                                                                                                 13,660,916
---------------------------------------------------------------------------------------------------------------------------
ARIZONA--1.1%
      325,000   Apache County, AZ IDA (Tucson Electric Power Company)             5.875       03/01/2033            325,143
---------------------------------------------------------------------------------------------------------------------------
       35,000   Apache Junction, AZ Fire District COP                             6.050       05/01/2008             35,140
---------------------------------------------------------------------------------------------------------------------------
    7,000,000   AZ Health Facilities Authority (American Baptist Estates)         7.750       11/15/2033          7,841,050
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   Buckeye, AZ Watson Road Community Facilities District             5.750       07/01/2022          3,078,480
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   Buckeye, AZ Watson Road Community Facilities District             6.000       07/01/2030          5,167,600
---------------------------------------------------------------------------------------------------------------------------
      580,000   Coconino County, AZ Pollution Control
                (Nevada Power Company)                                            6.375       10/01/2036            589,495
---------------------------------------------------------------------------------------------------------------------------
      810,000   Estrella, AZ Mountain Ranch Community Facilities District         5.625       07/15/2025            811,669
---------------------------------------------------------------------------------------------------------------------------
      400,000   Estrella, AZ Mountain Ranch Community Facilities District         5.800       07/15/2030            404,020
---------------------------------------------------------------------------------------------------------------------------
      500,000   Gladden Farms, AZ Community Facilities District 2                 5.500       07/15/2031            500,555
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Goodyear, AZ IDA Water & Sewer
                (Litchfield Park Service Company)                                 6.750       10/01/2031          1,081,970
---------------------------------------------------------------------------------------------------------------------------
    5,120,000   Maricopa County, AZ IDA (Christian Care Apartments)               6.500       01/01/2036          5,354,086

                 23 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                    COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
ARIZONA Continued
$     130,000   Maricopa County, AZ IDA (Citizens Utilities Company)              6.200%      05/01/2030     $      128,567
---------------------------------------------------------------------------------------------------------------------------
    1,885,000   Maricopa County, AZ IDA (Immanuel Campus Care)                    8.500       04/20/2041          1,885,811
---------------------------------------------------------------------------------------------------------------------------
      355,000   Maricopa County, AZ IDA (Sun King Apartments)                     6.750       11/01/2018            323,139
---------------------------------------------------------------------------------------------------------------------------
      500,000   Maricopa County, AZ IDA (Sun King Apartments)                     6.750       05/01/2031            428,025
---------------------------------------------------------------------------------------------------------------------------
    3,820,000   Maricopa County, AZ IDA (Sun King Apartments)                     9.500       11/01/2031          3,781,800
---------------------------------------------------------------------------------------------------------------------------
      460,000   Merrill Ranch, AZ Community Facilities District
                No. 1 Special Assessment Lien                                     5.250       07/01/2024            461,564
---------------------------------------------------------------------------------------------------------------------------
      390,000   Merrill Ranch, AZ Community Facilities District
                No. 2 Special Assessment Lien                                     5.250       07/01/2024            391,326
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Merrill Ranch, AZ Community Facilities District
                No. 2 Special Assessment Lien                                     5.300       07/01/2030          1,001,100
---------------------------------------------------------------------------------------------------------------------------
    1,050,000   Navajo County, AZ IDA (Stone Container Corp.)                     7.400       04/01/2026          1,076,145
---------------------------------------------------------------------------------------------------------------------------
    3,275,000   Phoenix, AZ IDA (America West Airlines)                           6.250       06/01/2019          3,340,860
---------------------------------------------------------------------------------------------------------------------------
    2,500,000   Phoenix, AZ IDA (America West Airlines)                           6.300       04/01/2023          2,474,075
---------------------------------------------------------------------------------------------------------------------------
    1,605,000   Phoenix, AZ IDA (Royal Paper Converting)                          7.000       03/01/2014          1,536,081
---------------------------------------------------------------------------------------------------------------------------
       40,000   Phoneix, AZ Street & Highway                                      6.100       07/01/2011             40,074
---------------------------------------------------------------------------------------------------------------------------
      190,000   Pima County, AZ Devel. Authority
                (Tucson Electric Power Company)                                   6.100       09/01/2025            190,118
---------------------------------------------------------------------------------------------------------------------------
       25,000   Pima County, AZ IDA (Arizona Charter School)                      6.375       07/01/2031             25,858
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Pima County, AZ IDA (Desert Tech Schools)                         7.000       02/01/2024          1,010,720
---------------------------------------------------------------------------------------------------------------------------
    1,250,000   Pima County, AZ IDA (Facility Choice Education
                & Devel. Corp.)                                                   6.250       06/01/2026          1,259,450
---------------------------------------------------------------------------------------------------------------------------
    2,350,000   Pima County, AZ IDA (Facility Choice Education
                & Devel. Corp.)                                                   6.375       06/01/2036          2,368,518
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   Pima County, AZ IDA (P.L.C. Charter Schools)                      6.750       04/01/2036          1,578,645
---------------------------------------------------------------------------------------------------------------------------
      250,000   Pima County, AZ IDA (Paradise Education Center)                   5.875       06/01/2022            251,275
---------------------------------------------------------------------------------------------------------------------------
      550,000   Pima County, AZ IDA (Paradise Education Center)                   6.000       06/01/2036            546,546
---------------------------------------------------------------------------------------------------------------------------
      280,000   Pima County, AZ IDA (Single Family Mtg.)                          6.200       11/01/2030            294,680
---------------------------------------------------------------------------------------------------------------------------
    1,650,000   Pinal County, AZ IDA (San Manuel Facility)                        6.250       06/01/2026          1,776,291
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   Quail Creek, AZ Community Facilities District                     5.550       07/15/2030          1,513,770
---------------------------------------------------------------------------------------------------------------------------
    1,200,000   San Luis, AZ Facility Devel. Corp.
                (Regional Detention Center)                                       7.250       05/01/2027          1,211,664
---------------------------------------------------------------------------------------------------------------------------
      710,000   Tucson & Pima Counties, AZ IDA (Single Family Mtg.)               6.000       07/01/2021            715,069
---------------------------------------------------------------------------------------------------------------------------
      105,000   Tucson & Pima Counties, AZ IDA (Single Family Mtg.)               6.200       01/01/2034            107,055
---------------------------------------------------------------------------------------------------------------------------
      990,000   Tucson & Pima Counties, AZ IDA (Single Family Mtg.)               6.350       01/01/2034            998,187
                                                                                                             --------------
                                                                                                                 55,905,621
---------------------------------------------------------------------------------------------------------------------------
ARKANSAS--0.1%
      100,000   Calhoun County, AR Solid Waste Disposal
                (Georgia-Pacific Corp.)                                           6.375       11/01/2026            104,484
---------------------------------------------------------------------------------------------------------------------------
       50,000   Grand Prairie, AR Water Users Board                               5.900       07/01/2022             50,294
---------------------------------------------------------------------------------------------------------------------------
    1,265,000   Little River County, AR (Georgia-Pacific Corp.)                   5.600       10/01/2026          1,264,962

                 24 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                    COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
ARKANSAS Continued
$   2,125,000   North Little Rock, AR Residential Hsg.
                Facilities Board RITES                                            8.832% 3    02/20/2017     $    2,387,098
---------------------------------------------------------------------------------------------------------------------------
       25,000   Pine Bluff, AR (International Paper Co.)                          5.550       08/15/2022             25,722
                                                                                                             --------------
                                                                                                                  3,832,560
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--13.3%
      415,000   Bakersfield, CA Improvement Bond Act 1915                         5.100       09/02/2021            418,054
---------------------------------------------------------------------------------------------------------------------------
    1,325,000   Bakersfield, CA Improvement Bond Act 1915                         5.125       09/02/2026          1,331,837
---------------------------------------------------------------------------------------------------------------------------
   43,665,000   CA County Tobacco Securitization Agency                           6.270 4     06/01/2046          3,903,214
---------------------------------------------------------------------------------------------------------------------------
   75,000,000   CA County Tobacco Securitization Agency                           6.300 4     06/01/2055          2,980,500
---------------------------------------------------------------------------------------------------------------------------
  127,310,000   CA County Tobacco Securitization Agency                           6.490 4     06/01/2046         10,293,014
---------------------------------------------------------------------------------------------------------------------------
  107,400,000   CA County Tobacco Securitization Agency                           6.620 4     06/01/2050          5,938,146
---------------------------------------------------------------------------------------------------------------------------
   33,920,000   CA County Tobacco Securitization Agency                           6.650 4     06/01/2046          2,534,502
---------------------------------------------------------------------------------------------------------------------------
  215,100,000   CA County Tobacco Securitization Agency                           7.000 4     06/01/2055          7,640,352
---------------------------------------------------------------------------------------------------------------------------
  246,760,000   CA County Tobacco Securitization Agency                           7.480 4     06/01/2055          6,926,553
---------------------------------------------------------------------------------------------------------------------------
   36,000,000   CA County Tobacco Securitization Agency (TASC)                    0.000 5     06/01/2041         29,098,440
---------------------------------------------------------------------------------------------------------------------------
   56,530,000   CA County Tobacco Securitization Agency (TASC)                    0.000 5     06/01/2046         45,788,735
---------------------------------------------------------------------------------------------------------------------------
   19,000,000   CA County Tobacco Securitization Agency (TASC)                    5.250       06/01/2046         19,002,660
---------------------------------------------------------------------------------------------------------------------------
    2,500,000   CA County Tobacco Securitization Agency (TASC)                    5.500       06/01/2033          2,552,875
---------------------------------------------------------------------------------------------------------------------------
      680,000   CA County Tobacco Securitization Agency (TASC)                    5.750       06/01/2029            702,875
---------------------------------------------------------------------------------------------------------------------------
    2,610,000   CA County Tobacco Securitization Agency (TASC)                    5.875       06/01/2035          2,711,425
---------------------------------------------------------------------------------------------------------------------------
    7,285,000   CA County Tobacco Securitization Agency (TASC)                    5.875       06/01/2043          7,568,095
---------------------------------------------------------------------------------------------------------------------------
    2,930,000   CA County Tobacco Securitization Agency (TASC)                    6.000       06/01/2042          3,065,893
---------------------------------------------------------------------------------------------------------------------------
      155,000   CA County Tobacco Securitization Agency (TASC)                    6.000       06/01/2043            162,189
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   CA County Tobacco Securitization Agency (TASC)                    6.125       06/01/2038          5,263,100
---------------------------------------------------------------------------------------------------------------------------
  318,250,000   CA County Tobacco Securitization Agency (TASC)                    6.310 4     06/01/2050         20,415,738
---------------------------------------------------------------------------------------------------------------------------
   57,000,000   CA County Tobacco Securitization Agency (TASC)                    6.400 4     06/01/2046          4,697,940
---------------------------------------------------------------------------------------------------------------------------
    2,250,000   CA GO ROLs 6                                                      7.403 3     12/01/2018          2,278,485
---------------------------------------------------------------------------------------------------------------------------
    5,250,000   CA GO ROLs 6                                                      8.011 3     12/01/2025          5,297,880
---------------------------------------------------------------------------------------------------------------------------
   14,375,000   CA GO ROLs 6                                                      8.620 3     12/01/2036         14,472,750
---------------------------------------------------------------------------------------------------------------------------
    3,655,000   CA Golden State Tobacco Securitization Corp.                      6.250       06/01/2033          3,997,071
---------------------------------------------------------------------------------------------------------------------------
   13,180,000   CA Golden State Tobacco Securitization Corp.                      6.625       06/01/2040         14,708,353
---------------------------------------------------------------------------------------------------------------------------
   30,195,000   CA Golden State Tobacco Securitization Corp.                      6.750       06/01/2039         33,990,512
---------------------------------------------------------------------------------------------------------------------------
  155,960,000   CA Golden State Tobacco Securitization Corp. (TASC)               5.000       06/01/2045        156,778,790
---------------------------------------------------------------------------------------------------------------------------
    1,510,000   CA Golden State Tobacco Securitization Corp. (TASC)               7.875       06/01/2042          1,813,193
---------------------------------------------------------------------------------------------------------------------------
    6,250,000   CA Pollution Control Financing Authority
                (Browning-Ferris Industries)                                      6.750       09/01/2019          6,282,875
---------------------------------------------------------------------------------------------------------------------------
   25,575,000   CA Pollution Control Financing Authority
                (Browning-Ferris Industries)                                      6.875       11/01/2027         25,740,215
---------------------------------------------------------------------------------------------------------------------------
    2,980,000   CA Pollution Control Financing Authority
                (General Motors Corp.)                                            5.500       04/01/2008          2,959,170

                 25 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                    COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$   4,880,000   CA Statewide CDA (Aspire Public Schools)                          7.250%      08/01/2031     $    4,943,294
---------------------------------------------------------------------------------------------------------------------------
   13,000,000   CA Statewide CDA (East Valley Tourist)                            9.250       10/01/2020         14,192,360
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   CA Statewide CDA (Elder Care Alliance)                            8.250       11/15/2032          3,274,620
---------------------------------------------------------------------------------------------------------------------------
   14,400,000   CA Statewide CDA (Fairfield Apartments)                           7.250       01/01/2035         12,821,472
---------------------------------------------------------------------------------------------------------------------------
   53,224,000   CA Statewide CDA (United Airlines) 1,7                            5.700       10/01/2033         28,474,840
---------------------------------------------------------------------------------------------------------------------------
  555,300,000   CA Statewide Financing Authority Tobacco Settlement               7.000 4     06/01/2055         19,724,256
---------------------------------------------------------------------------------------------------------------------------
  260,000,000   CA Statewide Financing Authority Tobacco Settlement               7.880 4     06/01/2055          6,338,800
---------------------------------------------------------------------------------------------------------------------------
    4,500,000   CA Statewide Financing Authority Tobacco Settlement
                (TASC)                                                            6.000       05/01/2037          4,706,055
---------------------------------------------------------------------------------------------------------------------------
    1,405,000   CA Statewide Financing Authority Tobacco Settlement
                (TASC)                                                            6.000       05/01/2043          1,469,335
---------------------------------------------------------------------------------------------------------------------------
      100,000   CA Statewide Financing Authority Tobacco Settlement
                (TASC)                                                            6.000       05/01/2043            104,579
---------------------------------------------------------------------------------------------------------------------------
    3,875,000   CA Valley Health System COP                                       6.875       05/15/2023          3,880,115
---------------------------------------------------------------------------------------------------------------------------
    1,385,000   Lathrop, CA Special Tax Community Facilities District
                No. 03-2                                                          7.000       09/01/2033          1,432,325
---------------------------------------------------------------------------------------------------------------------------
    3,250,000   Long Beach, CA Harbor DRIVERS                                     8.956 3     05/15/2027          3,734,185
---------------------------------------------------------------------------------------------------------------------------
    5,700,000   Los Angeles, CA Regional Airports Improvement Corp.
                (Air Canada)                                                      8.750       10/01/2014          5,540,058
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   Los Angeles, CA Regional Airports Improvement Corp.
                (American Airlines)                                               7.500       12/01/2024          2,211,300
---------------------------------------------------------------------------------------------------------------------------
    1,685,000   Los Angeles, CA Regional Airports Improvement Corp.
                (Continental Airlines)                                            5.650       08/01/2017          1,631,434
---------------------------------------------------------------------------------------------------------------------------
    1,135,000   Los Angeles, CA Regional Airports Improvement Corp.
                (Delta Airlines)                                                  6.350       11/01/2025          1,039,921
---------------------------------------------------------------------------------------------------------------------------
    8,400,000   Los Angeles, CA Regional Airports Improvement Corp.
                (Delta-Continental Airlines)                                      9.250       08/01/2024          8,417,052
---------------------------------------------------------------------------------------------------------------------------
  115,975,000   Northern CA Tobacco Securitization Authority (TASC)               6.370 4     06/01/2045         10,176,806
---------------------------------------------------------------------------------------------------------------------------
    2,200,000   San Diego County, CA COP                                          5.700       02/01/2028          2,180,904
---------------------------------------------------------------------------------------------------------------------------
   55,150,000   Southern CA Tobacco Securitization Authority                      5.125       06/01/2046         54,135,240
---------------------------------------------------------------------------------------------------------------------------
  175,550,000   Southern CA Tobacco Securitization Authority                      6.250 4     06/01/2046         15,235,985
---------------------------------------------------------------------------------------------------------------------------
   41,325,000   Southern CA Tobacco Securitization Authority                      6.400 4     06/01/2046          3,374,186
---------------------------------------------------------------------------------------------------------------------------
  143,080,000   Southern CA Tobacco Securitization Authority                      7.100 4     06/01/2046          9,145,674
---------------------------------------------------------------------------------------------------------------------------
   16,000,000   Southern CA Tobacco Securitization Authority
                (San Diego County Tobacco Asset Securitization Corp.)             5.000       06/01/2037         15,666,400
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   Stockton, CA Public Financing Authority, Series A                 5.250       09/01/2031          3,132,390
---------------------------------------------------------------------------------------------------------------------------
    2,860,000   Stockton, CA Public Financing Authority, Series A                 5.250       09/01/2034          2,979,920
---------------------------------------------------------------------------------------------------------------------------
    5,425,000   Temecula, CA Public Financing Authority
                (Roripaugh Community Facilities District)                         5.450       09/01/2026          5,414,855
---------------------------------------------------------------------------------------------------------------------------
    4,000,000   Temecula, CA Public Financing Authority
                (Roripaugh Community Facilities District)                         5.500       09/01/2036          3,967,800

                 26 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                    COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$   2,680,000   Val Verde, CA Unified School District Special Tax                 5.450%      09/01/2036     $    2,734,645
                                                                                                             --------------
                                                                                                                703,396,237
---------------------------------------------------------------------------------------------------------------------------
COLORADO--3.1%
    1,000,000   Andonea, CO Metropolitan District No. 2                           6.125       12/01/2025          1,016,230
---------------------------------------------------------------------------------------------------------------------------
    2,380,000   Andonea, CO Metropolitan District No. 3                           6.250       12/01/2035          2,422,650
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   Arista, CO Metropolitan District                                  6.750       12/01/2035          5,314,050
---------------------------------------------------------------------------------------------------------------------------
    2,620,000   Beacon Point, CO Metropolitan District                            6.125       12/01/2025          2,756,607
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   Beacon Point, CO Metropolitan District                            6.250       12/01/2035          2,111,920
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Castle Oaks, CO Metropolitan District                             6.000       12/01/2025          1,035,660
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   Castle Oaks, CO Metropolitan District                             6.125       12/01/2035          1,558,155
---------------------------------------------------------------------------------------------------------------------------
    6,000,000   Central Marksheffel, CO Metropolitan District                     7.250       12/01/2029          6,416,580
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   CO Educational & Cultural Facilities Authority
                (Banning Lewis Ranch Academy)                                     6.125       12/15/2035          1,527,525
---------------------------------------------------------------------------------------------------------------------------
   24,295,000   CO Educational & Cultural Facilities Authority
                (Inn at Auraria)                                                  6.000       07/01/2042         23,785,291
---------------------------------------------------------------------------------------------------------------------------
      595,000   CO Hsg. & Finance Authority                                       6.400       11/01/2024            608,554
---------------------------------------------------------------------------------------------------------------------------
      825,000   CO Hsg. & Finance Authority                                       6.450       04/01/2030            837,763
---------------------------------------------------------------------------------------------------------------------------
      885,000   CO Hsg. & Finance Authority                                       7.000       02/01/2030            929,834
---------------------------------------------------------------------------------------------------------------------------
      180,000   CO Hsg. & Finance Authority                                       7.050       04/01/2031            187,704
---------------------------------------------------------------------------------------------------------------------------
      715,000   CO Hsg. & Finance Authority                                       7.050       04/01/2031            745,602
---------------------------------------------------------------------------------------------------------------------------
      875,000   CO Hsg. & Finance Authority                                       7.250       10/01/2031            916,930
---------------------------------------------------------------------------------------------------------------------------
      510,000   CO Hsg. & Finance Authority                                       8.400       10/01/2021            529,217
---------------------------------------------------------------------------------------------------------------------------
       20,000   CO Hsg. & Finance Authority (Single Family)                       6.500       11/01/2029             20,450
---------------------------------------------------------------------------------------------------------------------------
       50,000   CO Hsg. & Finance Authority (Single Family)                       6.800       04/01/2030             50,286
---------------------------------------------------------------------------------------------------------------------------
      109,000   CO Hsg. & Finance Authority (Single Family)                       7.250       05/01/2027            111,156
---------------------------------------------------------------------------------------------------------------------------
      480,000   CO Hsg. & Finance Authority, Series C-2                           6.600       08/01/2032            497,155
---------------------------------------------------------------------------------------------------------------------------
      545,000   CO Hsg. & Finance Authority, Series C-2                           6.875       11/01/2028            549,142
---------------------------------------------------------------------------------------------------------------------------
    2,950,000   CO International Center Metropolitan District No.3                6.500       12/01/2035          3,035,727
---------------------------------------------------------------------------------------------------------------------------
    8,315,000   Colorado Springs, CO Utilities                                    5.000       11/15/2043          8,443,799
---------------------------------------------------------------------------------------------------------------------------
    1,100,000   Crystal Crossing, CO Metropolitan District                        6.000       12/01/2036          1,107,051
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   Denver, CO City & County Airport DRIVERS                          8.126 3     05/15/2013          2,315,840
---------------------------------------------------------------------------------------------------------------------------
    7,975,000   Denver, CO City & County Airport Special Facilities
                (United Air Lines) 1                                              6.875       10/01/2032         10,098,344
---------------------------------------------------------------------------------------------------------------------------
    3,200,000   Denver, CO Urban Renewal Authority                                9.125       09/01/2017          3,245,248
---------------------------------------------------------------------------------------------------------------------------
      475,000   Eagle County, CO Airport Terminal Corp.                           5.250       05/01/2020            476,040
---------------------------------------------------------------------------------------------------------------------------
    2,475,000   Elkhorn Ranch, CO Metropolitan District                           6.375       12/01/2035          2,564,496
---------------------------------------------------------------------------------------------------------------------------
    3,625,000   High Plains, CO Metropolitan District                             6.125       12/01/2025          3,814,008
---------------------------------------------------------------------------------------------------------------------------
    6,625,000   High Plains, CO Metropolitan District                             6.250       12/01/2035          6,995,735
---------------------------------------------------------------------------------------------------------------------------
    3,725,000   Highline Business Improvement District (Littleton, CO) 1          5.250       12/15/2019          2,550,768
---------------------------------------------------------------------------------------------------------------------------
      500,000   Huntington Trails, CO Metropolitan District                       6.250       12/01/2036            503,960

                 27 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                    COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
COLORADO Continued
$  11,000,000   Lincoln Park, CO Metropolitan District                            7.750%      12/01/2026     $   11,675,400
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   Murphy Creek, CO Metropolitan District No. 3                      6.000       12/01/2026          3,153,930
---------------------------------------------------------------------------------------------------------------------------
    9,060,000   Murphy Creek, CO Metropolitan District No. 3                      6.125       12/01/2035          9,573,249
---------------------------------------------------------------------------------------------------------------------------
    2,500,000   Northwest CO Metropolitan District No. 3                          6.125       12/01/2025          2,613,575
---------------------------------------------------------------------------------------------------------------------------
    5,625,000   Northwest CO Metropolitan District No. 3                          6.250       12/01/2035          5,880,769
---------------------------------------------------------------------------------------------------------------------------
   19,500,000   Park Valley, CO Water & Sanitation Metropolitan District          6.000 4     12/15/2017          9,898,395
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Southlands, CO Medical District                                   7.000       12/01/2024          1,096,650
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   Southlands, CO Medical District                                   7.125       12/01/2034          2,195,800
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   Wheatlands, CO Metropolitan District                              6.125       12/01/2035          2,076,080
---------------------------------------------------------------------------------------------------------------------------
   11,500,000   Woodmen Heights, CO Metropolitan District                         7.000       12/01/2030         11,846,035
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Wyndham Hill, CO Metropolitan District                            6.250       12/01/2025          1,035,990
---------------------------------------------------------------------------------------------------------------------------
    2,450,000   Wyndham Hill, CO Metropolitan District                            6.375       12/01/2035          2,538,592
                                                                                                             --------------
                                                                                                                162,663,942
---------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--0.4%
       50,000   CT Devel. Authority (Aquarion Water Company of CT)                6.000       09/01/2036             51,053
---------------------------------------------------------------------------------------------------------------------------
       66,978   CT Devel. Authority (East Hills Woods)                            7.750       11/01/2017             64,536
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   CT Devel. Authority Airport Facility (Learjet)                    7.950       04/01/2026          1,781,130
---------------------------------------------------------------------------------------------------------------------------
    4,490,000   CT Devel. Authority Pollution Control
                (Connecticut Light & Power Company)                               5.950       09/01/2028          4,703,051
---------------------------------------------------------------------------------------------------------------------------
      100,000   CT H&EFA (Bridgeport Hospital/Bridgeport Hospital
                Foundation Obligated Group)                                       6.500       07/01/2012            102,229
---------------------------------------------------------------------------------------------------------------------------
      330,000   CT H&EFA (Pope John Paul II Center for Health)                    6.250       11/01/2013            331,752
---------------------------------------------------------------------------------------------------------------------------
      100,000   CT HFA                                                            6.300       11/15/2017            102,358
---------------------------------------------------------------------------------------------------------------------------
    8,985,000   CT Resource Recovery Authority
                (Browning-Ferris Industries)                                      6.450       11/15/2022          9,182,670
---------------------------------------------------------------------------------------------------------------------------
    3,750,000   Mashantucket, CT Western Pequot Tribe, Series B                   5.500       09/01/2036          3,875,888
                                                                                                             --------------
                                                                                                                 20,194,667
---------------------------------------------------------------------------------------------------------------------------
DELAWARE--0.0%
    1,810,000   DE EDA (General Motors Corp.)                                     5.600       04/01/2009          1,769,655
---------------------------------------------------------------------------------------------------------------------------
       25,000   DE EDA (Peninsula United Methodist Homes)                         6.300       05/01/2022             25,554
---------------------------------------------------------------------------------------------------------------------------
      245,000   DE Hsg. Authority (Multifamily Mtg.)                              7.000       05/01/2025            239,840
---------------------------------------------------------------------------------------------------------------------------
       15,000   DE Hsg. Authority (Single Family Mtg.)                            6.000       07/01/2018             15,259
---------------------------------------------------------------------------------------------------------------------------
      200,000   New Castle County, DE Pollution Control
                (General Motors Corp.)                                            7.750 8     10/01/2008            200,000
---------------------------------------------------------------------------------------------------------------------------
       25,000   Wilmington, DE GO                                                 6.200       10/01/2016             25,591
                                                                                                             --------------
                                                                                                                  2,275,899
---------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--1.4%
      150,000   District of Columbia (American University)                        5.750       10/01/2016            151,952
---------------------------------------------------------------------------------------------------------------------------
       75,000   District of Columbia HFA (Benning Road Apartments)                6.300       01/01/2012             75,206

                 28 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA Continued
$   2,595,000   District of Columbia HFA RITES                                   7.667% 3    12/01/2021      $    2,429,647
---------------------------------------------------------------------------------------------------------------------------
      120,000   District of Columbia Tobacco Settlement Financing Corp.          6.250       05/15/2024             127,386
---------------------------------------------------------------------------------------------------------------------------
   10,290,000   District of Columbia Tobacco Settlement Financing Corp.          6.500       05/15/2033          11,730,394
---------------------------------------------------------------------------------------------------------------------------
   32,680,000   District of Columbia Tobacco Settlement Financing Corp.          6.750       05/15/2040          35,525,448
---------------------------------------------------------------------------------------------------------------------------
    2,055,000   Metropolitan Washington D.C. Airport Authority DRIVERS           8.541 3     10/01/2011           2,251,910
---------------------------------------------------------------------------------------------------------------------------
    8,200,000   Metropolitan Washington D.C. Airport Authority ROLs              6.070 3     10/01/2035           8,573,100
---------------------------------------------------------------------------------------------------------------------------
    1,250,000   Metropolitan Washington D.C. Airport Authority ROLs              8.458 3     10/01/2035           1,354,750
---------------------------------------------------------------------------------------------------------------------------
    1,250,000   Metropolitan Washington D.C. Airport Authority ROLs              8.478 3     10/01/2034           1,331,800
---------------------------------------------------------------------------------------------------------------------------
    5,575,000   Metropolitan Washington D.C. Airport Authority ROLs              9.472 3     10/01/2032           6,229,505
---------------------------------------------------------------------------------------------------------------------------
    6,580,000   Metropolitan Washington D.C. Airport Authority ROLs,
                Series A                                                         7.579 3     10/01/2020           7,064,749
                                                                                                             --------------
                                                                                                                 76,845,847
---------------------------------------------------------------------------------------------------------------------------
FLORIDA--8.8%
    4,765,000   Aberdeen, FL Community Devel. District                           5.500       05/01/2036           4,792,923
---------------------------------------------------------------------------------------------------------------------------
      105,000   Alachua County, FL Health Facilities Authority
                (Shands Teaching Hospital and Clinics)                           5.800       12/01/2026             107,678
---------------------------------------------------------------------------------------------------------------------------
    1,895,000   Amelia Walk, FL Community Devel. District
                Special Assessment                                               5.500       05/01/2037           1,908,341
---------------------------------------------------------------------------------------------------------------------------
    4,265,000   Arlington Ridge, FL Community Devel. District                    5.500       05/01/2036           4,292,552
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Avelar Creek, FL Community Devel. District                       5.375       05/01/2036             996,960
---------------------------------------------------------------------------------------------------------------------------
      885,000   Baywinds, FL Community Devel. District                           5.250       05/01/2037             872,300
---------------------------------------------------------------------------------------------------------------------------
    2,200,000   Beacon, FL Tradeport Community Devel. District                   7.250       05/01/2033           2,372,260
---------------------------------------------------------------------------------------------------------------------------
    2,750,000   Beacon, FL Tradeport Community Devel. District RITES             8.897 3     05/01/2032           3,550,800
---------------------------------------------------------------------------------------------------------------------------
    7,625,000   Bonnet Creek, FL Resort Community Devel. District
                Special Assessment                                               7.500       05/01/2034           8,369,658
---------------------------------------------------------------------------------------------------------------------------
    2,500,000   Broward County, FL Educational Facilities Authority ROLs         8.320 3     04/01/2036           2,757,650
---------------------------------------------------------------------------------------------------------------------------
       25,000   Broward County, FL HFA (Cross Keys Apartments)                   5.750       10/01/2028              25,381
---------------------------------------------------------------------------------------------------------------------------
      125,000   Broward County, FL HFA (Stirling Apartments)                     5.750       04/01/2038             127,700
---------------------------------------------------------------------------------------------------------------------------
       55,000   Collier County, FL IDA (Allete)                                  6.500       10/01/2025              56,186
---------------------------------------------------------------------------------------------------------------------------
    7,520,000   Cordoba Ranch, FL Community Devel. District
                Special Assessment                                               5.550       05/01/2037           7,606,781
---------------------------------------------------------------------------------------------------------------------------
    1,130,000   Crestview II, FL Community Devel. District
                Special Assessment                                               5.600       05/01/2037           1,131,153
---------------------------------------------------------------------------------------------------------------------------
      490,000   Dade County, FL Aviation (Miami International Airport)           5.750       10/01/2026             501,079
---------------------------------------------------------------------------------------------------------------------------
      255,000   Dade County, FL Aviation, Series A                               5.750       10/01/2018             260,766
---------------------------------------------------------------------------------------------------------------------------
       45,000   Dade County, FL HFA (Golden Lakes Apartments)                    6.050       11/01/2039              45,468
---------------------------------------------------------------------------------------------------------------------------
       25,000   Dade County, FL HFA (Siesta Pointe Apartments)                   5.750       09/01/2029              25,388
---------------------------------------------------------------------------------------------------------------------------
       25,000   Dade County, FL IDA (FL Club Care)                               6.600       01/20/2018              25,055
---------------------------------------------------------------------------------------------------------------------------
    1,915,000   Dade County, FL IDA (Miami Cerebral Palsy Residence)             8.000       06/01/2022           1,947,306

                 29 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$   5,630,000   Escambia County, FL Pollution Control
                (Champion International Corp.)                                   5.875%      06/01/2022      $    5,658,488
---------------------------------------------------------------------------------------------------------------------------
    4,440,000   Escambia County, FL Pollution Control
                (Champion International Corp.)                                   6.400       09/01/2030           4,541,987
---------------------------------------------------------------------------------------------------------------------------
    1,985,000   FL Capital Projects Finance Authority
                (Waste Corp. of America)                                         8.000       10/01/2019           1,986,985
---------------------------------------------------------------------------------------------------------------------------
    1,250,000   FL Capital Projects Finance Authority
                (Waste Corp. of America)                                         9.000       09/01/2020           1,241,088
---------------------------------------------------------------------------------------------------------------------------
       50,000   FL Capital Projects Finance Authority CCRC
                (Glenridge on Palmer Ranch)                                      7.625       06/01/2032              51,885
---------------------------------------------------------------------------------------------------------------------------
    8,485,000   FL Capital Projects Finance Authority CCRC
                (Glenridge on Palmer Ranch)                                      8.000       06/01/2032           9,305,839
---------------------------------------------------------------------------------------------------------------------------
      710,000   FL Capital Trust Agency (American Opportunity)                   8.250       12/01/2038             713,174
---------------------------------------------------------------------------------------------------------------------------
    7,135,000   FL Capital Trust Agency (Atlantic Hsg. Foundation)               6.000       07/01/2040           7,037,893
---------------------------------------------------------------------------------------------------------------------------
   13,000,000   FL Capital Trust Agency (Atlantic Hsg. Foundation)               8.000       07/01/2040          12,826,710
---------------------------------------------------------------------------------------------------------------------------
   24,600,000   FL Capital Trust Agency (Seminole Tribe Convention)              8.950       10/01/2033          30,326,880
---------------------------------------------------------------------------------------------------------------------------
   26,200,000   FL Capital Trust Agency Multifamily Affordable Hsg.,
                Series C                                                         8.125       10/01/2038          27,305,640
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   FL City Center Community Devel. District                         6.125       05/01/2036           2,010,700
---------------------------------------------------------------------------------------------------------------------------
       25,000   FL HFA (Crossings Indian Run Apartments)                         6.200       12/01/2036              25,538
---------------------------------------------------------------------------------------------------------------------------
       10,000   FL HFA (Hsg. Partners of Panama City)                            5.700       05/01/2037              10,179
---------------------------------------------------------------------------------------------------------------------------
       75,000   FL HFA (Mariner Club Apartments), Series K-1                     6.375       09/01/2036              76,557
---------------------------------------------------------------------------------------------------------------------------
    4,905,000   FL HFA (St. Cloud Village Associates)                            5.950       02/01/2030           5,056,417
---------------------------------------------------------------------------------------------------------------------------
       25,000   FL HFA (Turtle Creek Apartments)                                 6.150       05/01/2026              25,442
---------------------------------------------------------------------------------------------------------------------------
       25,000   FL HFA (Vizcaya Villas)                                          6.125       12/01/2021              25,521
---------------------------------------------------------------------------------------------------------------------------
       20,000   FL HFA (Vizcaya Villas)                                          6.200       12/01/2028              20,417
---------------------------------------------------------------------------------------------------------------------------
   10,000,000   FL HFC (Homeowner Mtg.) 2                                        5.050       07/01/2026          10,129,700
---------------------------------------------------------------------------------------------------------------------------
   23,960,000   FL HFC (Homeowner Mtg.) 2                                        5.150       07/01/2037          24,199,360
---------------------------------------------------------------------------------------------------------------------------
       10,000   FL HFC (Stonebridge Landings Apartments)                         5.200       08/01/2031              10,098
---------------------------------------------------------------------------------------------------------------------------
    2,605,000   FL HFC (Tallahassee Augustine Club Apartments)                   8.250       10/01/2030           2,667,442
---------------------------------------------------------------------------------------------------------------------------
    5,160,000   FL HFC (Westchase Apartments)                                    6.610       07/01/2038           5,279,815
---------------------------------------------------------------------------------------------------------------------------
   17,340,000   Glades, FL Correctional Devel. Corp.
                (Glades County Detention)                                        7.375       03/01/2030          17,280,697
---------------------------------------------------------------------------------------------------------------------------
      665,000   Grand Haven, FL Community Devel. District
                Special Assessment, Series B                                     6.900       05/01/2019             665,998
---------------------------------------------------------------------------------------------------------------------------
    6,360,000   Greater Orlando, FL Aviation Authority
                (JetBlue Airways Corp.)                                          6.375       11/15/2026           6,614,972
---------------------------------------------------------------------------------------------------------------------------
   14,865,000   Greater Orlando, FL Aviation Authority
                (JetBlue Airways Corp.)                                          6.500       11/15/2036          15,524,114
---------------------------------------------------------------------------------------------------------------------------
    4,150,000   Highlands County, FL Health Facilities Authority
                (AHS-GA/AHS-Sunbelt/CV/OCC/Fletcher/FH-
                Waterman Obligated Group)                                        5.000       11/15/2030           4,203,535

                 30 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$   4,185,000   Highlands, FL Community Devel. District                          5.550%      05/01/2036      $    4,238,108
---------------------------------------------------------------------------------------------------------------------------
      100,000   Hillsborough County, FL Aviation Authority
                (Tampa International Airport)                                    6.000       10/01/2023             102,305
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   Hillsborough County, FL IDA (National Gypsum Company)            7.125       04/01/2030           2,199,440
---------------------------------------------------------------------------------------------------------------------------
    9,250,000   Hillsborough County, FL IDA (Senior Care Group)                  6.700       07/01/2021           9,445,915
---------------------------------------------------------------------------------------------------------------------------
    6,000,000   Hillsborough County, FL IDA (Senior Care Group)                  6.750       07/01/2029           6,100,860
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   Jacksonville, FL EDC (Met Packaging Solutions)                   5.500       10/01/2030           3,141,570
---------------------------------------------------------------------------------------------------------------------------
    4,500,000   Jacksonville, FL Health Facilities Authority ROLs                9.592 3     11/15/2032           5,090,310
---------------------------------------------------------------------------------------------------------------------------
      225,000   Jacksonville, FL Water & Sewage (United Waterworks)              6.350       08/01/2025             227,684
---------------------------------------------------------------------------------------------------------------------------
    1,210,000   Keys Cove, FL Community Devel. District                          5.875       05/01/2035           1,262,792
---------------------------------------------------------------------------------------------------------------------------
      135,000   Largo, FL Sun Coast Health System (Sun Coast Hospital)           6.200       03/01/2013             135,007
---------------------------------------------------------------------------------------------------------------------------
    1,725,000   Madison County, FL Mtg. (Twin Oaks)                              6.000       07/01/2025           1,774,283
---------------------------------------------------------------------------------------------------------------------------
   14,190,000   Martin County, FL IDA (Indiantown Cogeneration)                  7.875       12/15/2025          14,276,985
---------------------------------------------------------------------------------------------------------------------------
      720,000   Martin County, FL IDA (Indiantown Cogeneration)                  8.050       12/15/2025             725,040
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Miami Beach, FL Health Facilities Authority
                (Mt. Sinai Medical Center)                                       6.700       11/15/2019           1,097,180
---------------------------------------------------------------------------------------------------------------------------
      500,000   Miami Beach, FL Health Facilities Authority
                (Mt. Sinai Medical Center)                                       6.800       11/15/2031             549,945
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   Miami, FL Health Facilities Authority (Mercy Hospital) IRS       7.304 3     08/15/2015           2,003,460
---------------------------------------------------------------------------------------------------------------------------
    8,650,000   Miami-Dade County, FL Aviation ROLs                              6.070 3     10/01/2035           8,912,441
---------------------------------------------------------------------------------------------------------------------------
    8,895,000   Miami-Dade County, FL Aviation ROLs                              8.230 3     10/01/2038           9,455,207
---------------------------------------------------------------------------------------------------------------------------
   17,535,000   Miami-Dade County, FL Aviation ROLs                              8.478 3     10/01/2037          18,239,556
---------------------------------------------------------------------------------------------------------------------------
      700,000   Mira Lago West, FL Community Devel. District                     5.375       05/01/2036             698,908
---------------------------------------------------------------------------------------------------------------------------
    4,000,000   Miromar Lakes, FL Community Devel. District                      6.875       05/01/2035           4,423,480
---------------------------------------------------------------------------------------------------------------------------
    3,790,000   Montecito, FL Community Devel. District                          5.500       05/01/2037           3,814,483
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   Monterra, FL Community Devel. District
                Special Assessment                                               5.500       05/01/2036           3,019,380
---------------------------------------------------------------------------------------------------------------------------
    7,250,000   New Port Tampa Bay, FL Community Devel. District                 5.875       05/01/2038           7,324,240
---------------------------------------------------------------------------------------------------------------------------
    1,535,000   Orange County, FL Health Facilities Authority
                (GF Orlando/CFGH Obligated Group)                                8.875       07/01/2021           1,706,413
---------------------------------------------------------------------------------------------------------------------------
    3,200,000   Orange County, FL Health Facilities Authority
                (GF Orlando/CFGH Obligated Group)                                9.000       07/01/2031           3,527,360
---------------------------------------------------------------------------------------------------------------------------
    2,625,000   Orange County, FL HFA                                            5.150       03/01/2037           2,657,576
---------------------------------------------------------------------------------------------------------------------------
    6,020,000   Orange County, FL HFA (Dunwoodie Apartments)                     6.500       07/01/2035           6,129,082
---------------------------------------------------------------------------------------------------------------------------
    1,755,000   Orange County, FL Hsg. Finance Authority
                (Seminole Pointe)                                                5.800       06/01/2032           1,782,501
---------------------------------------------------------------------------------------------------------------------------
    3,750,000   Palm Bay, FL Educational Facilities (Patriot Charter School)     7.000       07/01/2036           3,998,213
---------------------------------------------------------------------------------------------------------------------------
       20,000   Palm Beach County, FL HFA (Chelsea Commons)                      5.900       06/01/2029              20,224
---------------------------------------------------------------------------------------------------------------------------
       45,000   Palm Beach County, FL HFA (Golden Lake Hsg. Assoc.)              6.100       08/01/2029              45,261
---------------------------------------------------------------------------------------------------------------------------
      685,000   Palm Beach County, FL Multifamily (Boynton Apartments) 1         8.000       01/01/2014             450,196

                 31 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$   3,375,000   Palm Coast Park, FL Community Devel. District
                Special Assessment                                               5.700%      05/01/2037      $    3,396,600
---------------------------------------------------------------------------------------------------------------------------
      975,000   Palm Glades, FL Community Devel. District                        5.300       05/01/2036             976,238
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   Parkway Center, FL Community Devel. District, Series A           6.300       05/01/2034           1,595,685
---------------------------------------------------------------------------------------------------------------------------
    2,250,000   Portico, FL Community Devel. District                            5.450       05/01/2037           2,267,573
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   Portofino Isles, FL Community Devel. District
                (Portofino Court)                                                5.600       05/01/2036           3,065,250
---------------------------------------------------------------------------------------------------------------------------
      500,000   Renaissance Commons, FL Community Devel. District,
                Series A                                                         5.600       05/01/2036             511,580
---------------------------------------------------------------------------------------------------------------------------
    1,750,000   Reunion East, FL Community Devel. District                       5.800       05/01/2036           1,806,438
---------------------------------------------------------------------------------------------------------------------------
   10,000,000   Reunion East, FL Community Devel. District, Series A             7.375       05/01/2033          11,102,900
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   Reunion West, FL Community Devel. District
                Special Assessment                                               6.250       05/01/2036           2,108,180
---------------------------------------------------------------------------------------------------------------------------
    3,965,000   Sanford, FL Airport Facilities Authority
                (Central Florida Terminals)                                      7.500       05/01/2010           4,049,534
---------------------------------------------------------------------------------------------------------------------------
    5,880,000   Sanford, FL Airport Facilities Authority
                (Central Florida Terminals)                                      7.500       05/01/2015           6,005,362
---------------------------------------------------------------------------------------------------------------------------
    1,105,000   Sanford, FL Airport Facilities Authority
                (Central Florida Terminals)                                      7.500       05/01/2021           1,111,696
---------------------------------------------------------------------------------------------------------------------------
   10,395,000   Sanford, FL Airport Facilities Authority
                (Central Florida Terminals)                                      7.750       05/01/2021          10,618,181
---------------------------------------------------------------------------------------------------------------------------
    4,475,000   Seminole County, FL IDA (Progressive Health)                     7.500       03/01/2035           4,513,530
---------------------------------------------------------------------------------------------------------------------------
    6,000,000   Shingle Creek, FL Community Devel. District                      6.100       05/01/2025           6,019,440
---------------------------------------------------------------------------------------------------------------------------
    5,250,000   Shingle Creek, FL Community Devel. District                      6.125       05/01/2037           5,229,945
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   Stonebrier, FL Community Devel. District                         5.500       05/01/2037           2,012,720
---------------------------------------------------------------------------------------------------------------------------
    2,965,000   Town Center, FL at Palm Coast Community Devel. District          6.000       05/01/2036           3,061,956
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   Verandah East, FL Community Devel. District                      5.400       05/01/2037           1,521,330
---------------------------------------------------------------------------------------------------------------------------
    2,400,000   Verano Center, FL Community Devel. District                      5.375       05/01/2037           2,403,936
---------------------------------------------------------------------------------------------------------------------------
    1,790,000   Villa Portofino West, FL Community Devel. District               5.350       05/01/2036           1,790,519
---------------------------------------------------------------------------------------------------------------------------
    7,620,000   Wentworth Estates, FL Community Devel. District                  5.625       05/01/2037           7,703,210
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   West Villages, FL Improvement District                           5.800       05/01/2036           3,079,470
---------------------------------------------------------------------------------------------------------------------------
    6,525,000   Westside FL Community Devel. District                            5.650       05/01/2037           6,616,546
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   Winter Garden Village at Fowler Groves, FL
                Community Devel. District Special Tax                            5.650       05/01/2037           1,530,840
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   World Commerce, FL Community Devel. District
                Special Assessment                                               6.500       05/01/2036           1,058,150
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   Zephyr Ridge, FL Community Devel. District                       5.250       05/01/2013           1,501,725
---------------------------------------------------------------------------------------------------------------------------
    2,705,000   Zephyr Ridge, FL Community Devel. District                       5.625       05/01/2037           2,727,046
                                                                                                             --------------
                                                                                                                464,557,441
---------------------------------------------------------------------------------------------------------------------------
GEORGIA--0.9%
    5,000,000   Atlanta, GA Airport Passenger Facility ROLs                      6.100 3     01/01/2034           5,251,600

                 32 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
GEORGIA Continued
$   3,000,000   Atlanta, GA Devel. Authority Student Hsg.
                (ADA/CAU Partners)                                               6.250%      07/01/2036      $    3,296,580
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   Atlanta, GA Tax Allocation (Eastside)                            5.600       01/01/2030           1,529,115
---------------------------------------------------------------------------------------------------------------------------
      140,000   Atlanta, GA Urban Residential Finance Authority
                (Spring Branch Apartments)                                       8.500       04/01/2026             111,916
---------------------------------------------------------------------------------------------------------------------------
      580,000   Brunswick & Glynn County, GA Devel. Authority
                (Coastal Community Retirement Corp.)                             7.125       01/01/2025             574,038
---------------------------------------------------------------------------------------------------------------------------
    7,695,000   Brunswick & Glynn County, GA Devel. Authority
                (Coastal Community Retirement Corp.)                             7.250       01/01/2035           7,610,278
---------------------------------------------------------------------------------------------------------------------------
       60,000   Brunswick & Glynn County, GA Devel. Authority
                (Georgia-Pacific Corp.)                                          5.550       03/01/2026              59,749
---------------------------------------------------------------------------------------------------------------------------
       50,000   Burke County, GA Devel. Authority
                (Georgia Power Company)                                          5.450       05/01/2034              50,018
---------------------------------------------------------------------------------------------------------------------------
      120,000   Burke County, GA Devel. Authority
                (Georgia Power Company)                                          5.450       05/01/2034             120,120
---------------------------------------------------------------------------------------------------------------------------
      155,000   Charlton County, GA Solid Waste Management
                Authority (Chesser Island Road Landfill)                         7.375       04/01/2018             156,163
---------------------------------------------------------------------------------------------------------------------------
       50,000   Cherokee County, GA Hospital Authority
                (RT Jones Memorial Hospital)                                     7.300       12/01/2013              50,548
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   De Kalb County, GA Devel. Authority
                (General Motors Corp.)                                           6.000       03/15/2021           1,500,285
---------------------------------------------------------------------------------------------------------------------------
      950,000   Effingham County, GA Devel. Authority (Fort James Corp.)         5.625       07/01/2018             955,577
---------------------------------------------------------------------------------------------------------------------------
       45,000   Effingham County, GA IDA Pollution Control
                (Georgia-Pacific Corp.)                                          6.500       06/01/2031              47,411
---------------------------------------------------------------------------------------------------------------------------
      100,000   McDuffie County, GA County Devel. Authority
                (Temple-Inland)                                                  6.950       12/01/2023             111,017
---------------------------------------------------------------------------------------------------------------------------
    3,245,000   Rockdale County, GA Devel. Authority (Visy Paper)                7.400       01/01/2016           3,273,232
---------------------------------------------------------------------------------------------------------------------------
   14,500,000   Rockdale County, GA Devel. Authority (Visy Paper)                7.500       01/01/2026          14,626,150
---------------------------------------------------------------------------------------------------------------------------
      430,000   Savannah, GA EDA (Skidway Health & Living Services)              6.850       01/01/2019             444,478
---------------------------------------------------------------------------------------------------------------------------
    1,005,000   Savannah, GA EDA (Skidway Health & Living Services)              7.400       01/01/2024           1,055,612
---------------------------------------------------------------------------------------------------------------------------
    2,885,000   Savannah, GA EDA (Skidway Health & Living Services)              7.400       01/01/2034           3,014,508
---------------------------------------------------------------------------------------------------------------------------
    2,160,000   Savannah, GA EDA (Stone Container Corp.)                         8.125       07/01/2015           2,207,282
                                                                                                             --------------
                                                                                                                 46,045,677
---------------------------------------------------------------------------------------------------------------------------
HAWAII--0.5%
    2,500,000   HI Dept. of Budget & Finance RITES                               6.332 3     12/01/2022           2,729,700
---------------------------------------------------------------------------------------------------------------------------
    2,125,000   HI Dept. of Budget & Finance RITES                               6.728 3     09/01/2032           2,286,075
---------------------------------------------------------------------------------------------------------------------------
      165,000   HI Dept. of Budget & Finance Special Purpose
                (Hawaiian Electric Company)                                      5.450       11/01/2023             165,884
---------------------------------------------------------------------------------------------------------------------------
       50,000   HI Dept. of Budget & Finance Special Purpose
                (Hawaiian Electric Company)                                      6.200       05/01/2026              50,590
---------------------------------------------------------------------------------------------------------------------------
   10,600,000   HI Dept. of Budget & Finance Special Purpose
                (Kahala Nui)                                                     8.000       11/15/2033          12,200,282

                 33 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
HAWAII Continued
$   2,600,000   HI Dept. of Budget & Finance Special Purpose
                (Kahala Senior Living Community)                                 7.875%      11/15/2023      $    2,990,546
---------------------------------------------------------------------------------------------------------------------------
       25,000   HI Dept. of Transportation (Continental Airlines)                5.625       11/15/2027              24,318
---------------------------------------------------------------------------------------------------------------------------
    5,620,000   HI Dept. of Transportation (Continental Airlines)                7.000       06/01/2020           5,911,566
                                                                                                             --------------
                                                                                                                 26,358,961
---------------------------------------------------------------------------------------------------------------------------
IDAHO--0.1%
    3,000,000   ID Health Facilities Authority (Valley Vista Care Corp.)         7.875       11/15/2022           3,140,790
---------------------------------------------------------------------------------------------------------------------------
      125,000   ID Hsg. & Finance Assoc. (Single Family Mtg.)                    5.950       01/01/2014             127,291
---------------------------------------------------------------------------------------------------------------------------
       25,000   ID Hsg. Agency (Park Place)                                      6.500       12/01/2036              25,604
---------------------------------------------------------------------------------------------------------------------------
      120,000   ID Hsg. Agency (Single Family Mtg.)                              6.200       07/01/2025             122,611
---------------------------------------------------------------------------------------------------------------------------
      710,000   ID Hsg. Agency (Single Family Mtg.)                              6.550       07/01/2025             725,585
                                                                                                             --------------
                                                                                                                  4,141,881
---------------------------------------------------------------------------------------------------------------------------
ILLINOIS--3.4%
    4,262,500   Bolingbrook, IL Will & Du Page Counties
                Wastewater Facilities (Crossroads Treatment)                     6.600       01/01/2035           4,286,413
---------------------------------------------------------------------------------------------------------------------------
    8,000,000   Caseyville, IL Tax (Forest Lakes)                                7.000       12/30/2022           8,358,240
---------------------------------------------------------------------------------------------------------------------------
    8,000,000   Centerpoint, IL Intermodal Center Program                        8.000       06/15/2023           8,104,000
---------------------------------------------------------------------------------------------------------------------------
   10,000,000   Chicago, IL Midway Airport                                       5.500       01/01/2029          10,163,300
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   Chicago, IL O'Hare International Airport
                (American Airlines)                                              8.200       12/01/2024           5,135,000
---------------------------------------------------------------------------------------------------------------------------
    8,050,000   Chicago, IL O'Hare International Airport RITES                  10.283 3     01/01/2029          11,375,133
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   Chicago, IL O'Hare International Airport ROLs                    8.458 3     01/01/2034           2,046,440
---------------------------------------------------------------------------------------------------------------------------
    3,375,000   Cortland, IL Special Tax (Sheaffer System)                       5.500       03/01/2017           3,378,848
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   Deerfield, IL Educational Facilities
                (Chicagoland Jewish High School)                                 6.000       05/01/2041           1,511,385
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Du Page County, IL Special Service Area No. 31
                Special Tax (Monarch Landing)                                    5.625       03/01/2036           1,005,680
---------------------------------------------------------------------------------------------------------------------------
    1,375,000   Godfrey, IL (United Methodist Village)                           5.875       11/15/2029           1,194,119
---------------------------------------------------------------------------------------------------------------------------
       26,961   IL Devel. Finance Authority (Community Rehab Providers)          8.250       08/01/2012              24,064
---------------------------------------------------------------------------------------------------------------------------
   23,540,000   IL Devel. Finance Authority Environmental Facilities
                (Citgo Petroleum Corp.)                                          8.000       06/01/2032          26,409,055
---------------------------------------------------------------------------------------------------------------------------
       30,000   IL Devel. Finance Authority Pollution Control
                (Rockford School)                                                6.700       02/01/2013              30,421
---------------------------------------------------------------------------------------------------------------------------
       25,000   IL Educational Facilities Authority (Lewis University)           6.125       10/01/2026              25,593
---------------------------------------------------------------------------------------------------------------------------
    4,350,000   IL Educational Facilities Authority
                (Plum Creek Rolling Meadows)                                     6.500       12/01/2037           4,346,607
---------------------------------------------------------------------------------------------------------------------------
    3,195,000   IL Finance Authority (Bethel Terrace Apartments)                 5.375       09/01/2035           3,059,117
---------------------------------------------------------------------------------------------------------------------------
    4,250,000   IL Finance Authority (Clare Oaks)                                6.000       11/15/2039           4,261,178
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   IL Finance Authority (Friendship Village Schaumburg)             5.375       02/15/2025           2,007,420
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   IL Finance Authority (Friendship Village Schaumburg)             5.625       02/15/2037           2,016,800
---------------------------------------------------------------------------------------------------------------------------
      850,000   IL Finance Authority (Luther Oaks)                               6.000       08/15/2026             878,450

                 34 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS


    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
ILLINOIS Continued
$   1,500,000   IL Finance Authority (Luther Oaks)                               6.000%      08/15/2039      $    1,532,385
---------------------------------------------------------------------------------------------------------------------------
    3,640,000   IL Finance Authority (Lutheran Social Services of Illinois/
                Vesper Management Corp. Obligated Group)                         5.125       08/15/2028           3,525,486
---------------------------------------------------------------------------------------------------------------------------
    3,265,000   IL Finance Authority (Lutheran Social Services)                  5.000       08/15/2024           3,146,154
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   IL Health Facilities Authority                                   6.900       11/15/2033           1,635,585
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   IL Health Facilities Authority (Edward Hospital)                 6.000       02/15/2019           1,528,125
---------------------------------------------------------------------------------------------------------------------------
    5,250,000   IL Health Facilities Authority (Hinsdale)                        7.000       11/15/2019           5,472,285
---------------------------------------------------------------------------------------------------------------------------
       60,000   IL Health Facilities Authority
                (LUHS/LUMC Obligated Group)                                      6.125       07/01/2031              63,027
---------------------------------------------------------------------------------------------------------------------------
    2,125,000   IL Health Facilities Authority RITES                             6.956 3     02/15/2025           2,376,430
---------------------------------------------------------------------------------------------------------------------------
       30,000   IL Hsg. Devel. Authority (Garden House River Oak)                6.875       01/01/2020              30,398
---------------------------------------------------------------------------------------------------------------------------
       10,000   IL Hsg. Devel. Authority (Multifamily Hsg.), Series A            7.100       07/01/2026              10,013
---------------------------------------------------------------------------------------------------------------------------
      985,000   Lombard, IL Facilities Corp. ROLs                                9.552 3     01/01/2030           1,149,731
---------------------------------------------------------------------------------------------------------------------------
    1,250,000   Lombard, IL Facilities Corp. ROLs                                9.552 3     01/01/2036           1,447,475
---------------------------------------------------------------------------------------------------------------------------
    2,600,000   Lombard, IL Public Facilities Corp.
                (Conference Center & Hotel)                                      5.250       01/01/2036           2,702,674
---------------------------------------------------------------------------------------------------------------------------
   13,635,000   Lombard, IL Public Facilities Corp.
                (Conference Center & Hotel)                                      7.125       01/01/2036          14,491,551
---------------------------------------------------------------------------------------------------------------------------
      495,000   Peoria, IL Hsg. (Peoria Oak Woods Apartments)                    7.750       10/15/2033             488,070
---------------------------------------------------------------------------------------------------------------------------
    3,500,000   Plano, IL Special Service Area No. 5                             6.000       03/01/2036           3,536,225
---------------------------------------------------------------------------------------------------------------------------
    6,375,000   Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)         6.375       08/01/2040           6,274,913
---------------------------------------------------------------------------------------------------------------------------
   19,026,158   Robbins, IL Res Rec (Robbins Res Rec Partners)                   7.250       10/15/2024          19,382,708
---------------------------------------------------------------------------------------------------------------------------
    5,660,000   Volo Village, IL Special Service Area (Remington Pointe)         6.450       03/01/2034           5,929,359
---------------------------------------------------------------------------------------------------------------------------
    5,175,000   Yorkville, IL United City Special Services Area
                Special Tax (Bristol Bay)                                        5.875       03/01/2036           5,103,275
                                                                                                             --------------
                                                                                                                179,443,132
---------------------------------------------------------------------------------------------------------------------------
INDIANA--1.1%
      295,000   East Chicago, IN Solid Waste Disposal (USG Corp.)                6.375       08/01/2029             309,951
---------------------------------------------------------------------------------------------------------------------------
       25,000   Fort Wayne, IN Pollution Control (General Motors Corp.)          6.200       10/15/2025              25,335
---------------------------------------------------------------------------------------------------------------------------
       25,000   IN Bond Bank (Southwestern Bartholomew Water Corp.)              6.625       06/01/2012              25,037
---------------------------------------------------------------------------------------------------------------------------
   13,925,000   IN Devel. Finance Authority (Inland Steel)                       7.250       11/01/2011          14,221,463
---------------------------------------------------------------------------------------------------------------------------
    1,690,000   IN Health Facility Financing Authority RITES                     8.426 3     11/01/2031           2,271,191
---------------------------------------------------------------------------------------------------------------------------
    2,500,000   IN Health Facility Financing Authority RITES                     8.432 3     11/01/2031           3,359,750
---------------------------------------------------------------------------------------------------------------------------
       20,000   IN HFA (Single Family Mtg.)                                      5.550       01/01/2025              20,113
---------------------------------------------------------------------------------------------------------------------------
      550,000   IN Pollution Control (General Motors Corp.)                      5.625       04/01/2011             544,473
---------------------------------------------------------------------------------------------------------------------------
    4,360,000   Indianapolis, IN Hsg. (Cambridge Station Apartments)             5.250       01/01/2039           4,400,112
---------------------------------------------------------------------------------------------------------------------------
       75,000   Jasper County, IN Economic Devel. (Georgia-Pacific Corp.)        5.625       12/01/2027              75,140
---------------------------------------------------------------------------------------------------------------------------
   17,505,000   North Manchester, IN (Estelle Peabody Memorial Home)             7.250       07/01/2033          18,189,270
---------------------------------------------------------------------------------------------------------------------------
    4,500,000   Petersburg, IN Pollution Control
                (Indianapolis Power & Light Company)                             6.625       12/01/2024           4,588,380

                 35 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
INDIANA Continued
$     230,000   St. Joseph County, IN Economic Devel.
                (Holy Cross Village Notre Dame)                                  5.550%      05/15/2019      $      231,697
---------------------------------------------------------------------------------------------------------------------------
      265,000   St. Joseph County, IN Economic Devel.
                (Holy Cross Village Notre Dame)                                  5.700       05/15/2028             267,168
---------------------------------------------------------------------------------------------------------------------------
      500,000   St. Joseph County, IN Economic Devel.
                (Holy Cross Village Notre Dame)                                  6.000       05/15/2038             518,295
---------------------------------------------------------------------------------------------------------------------------
    6,915,000   Vincennes, IN Economic Devel.
                (Southwest Indiana Regional Youth Village)                       6.250       01/01/2024           6,927,447
                                                                                                             --------------
                                                                                                                 55,974,822
---------------------------------------------------------------------------------------------------------------------------
IOWA--3.0%
      750,000   Coralville, IA Urban Renewal                                     5.750       06/01/2028             754,913
---------------------------------------------------------------------------------------------------------------------------
      750,000   Coralville, IA Urban Renewal                                     6.000       06/01/2036             761,153
---------------------------------------------------------------------------------------------------------------------------
      520,000   IA Finance Authority (Amity Fellowserve)                         5.900       10/01/2016             525,096
---------------------------------------------------------------------------------------------------------------------------
      780,000   IA Finance Authority (Amity Fellowserve)                         6.000       10/01/2028             747,685
---------------------------------------------------------------------------------------------------------------------------
      940,000   IA Finance Authority (Amity Fellowserve)                         6.375       10/01/2026             948,864
---------------------------------------------------------------------------------------------------------------------------
    2,190,000   IA Finance Authority (Amity Fellowserve)                         6.500       10/01/2036           2,208,418
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   IA Finance Authority Health Facilities (Care Initiatives) 2      5.500       07/01/2025           3,085,290
---------------------------------------------------------------------------------------------------------------------------
      900,000   IA Finance Authority Retirement Community
                (Friendship Haven)                                               6.125       11/15/2032             911,097
---------------------------------------------------------------------------------------------------------------------------
   10,000,000   IA Higher Education Loan Authority (Wartburg College)            5.300       10/01/2037           9,961,400
---------------------------------------------------------------------------------------------------------------------------
   22,050,000   IA Tobacco Settlement Authority                                  5.375       06/01/2038          22,279,982
---------------------------------------------------------------------------------------------------------------------------
   50,000,000   IA Tobacco Settlement Authority                                  5.500       06/01/2042          50,959,000
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   IA Tobacco Settlement Authority                                  5.625       06/01/2046           5,146,800
---------------------------------------------------------------------------------------------------------------------------
  190,800,000   IA Tobacco Settlement Authority                                  6.250 4     06/01/2046          16,282,872
---------------------------------------------------------------------------------------------------------------------------
  360,990,000   IA Tobacco Settlement Authority                                  7.130 4     06/01/2046          21,778,527
---------------------------------------------------------------------------------------------------------------------------
   20,000,000   IA Tobacco Settlement Authority ROLs 6                           9.074 3     06/01/2046          21,761,600
                                                                                                             --------------
                                                                                                                158,112,697
---------------------------------------------------------------------------------------------------------------------------
KANSAS--0.3%
    1,125,000   KS Devel. Finance Authority (Oak Ridge Park Associates)          6.500       02/01/2018           1,125,821
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   KS Devel. Finance Authority (Oak Ridge Park Associates)          6.625       08/01/2029           1,001,020
---------------------------------------------------------------------------------------------------------------------------
    1,295,000   Lenexa, KS Multifamily Hsg. (Meadows Apartments)                 7.950       10/15/2035           1,312,444
---------------------------------------------------------------------------------------------------------------------------
    1,310,000   Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                             5.900       06/01/2028           1,322,655
---------------------------------------------------------------------------------------------------------------------------
    2,625,000   Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                             6.450       12/01/2033           2,700,521
---------------------------------------------------------------------------------------------------------------------------
      800,000   Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                             6.875       12/01/2026             807,888
---------------------------------------------------------------------------------------------------------------------------
      295,000   Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                             7.600       12/01/2031             300,077
---------------------------------------------------------------------------------------------------------------------------
      735,000   Sedgwick & Shawnee Counties, KS Hsg.
                (Single Family Mtg.)                                             7.600       12/01/2031             747,649

                 36 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
KANSAS Continued
$     660,000   Wichita, KS Hsg. (Christian Relief Services KS
                Affordable Hsg. Corp.)                                           5.900%      12/01/2016      $      430,247
---------------------------------------------------------------------------------------------------------------------------
    1,650,000   Wichita, KS Hsg. (Innes Station Apartments)                      6.250       03/01/2028           1,679,684
---------------------------------------------------------------------------------------------------------------------------
    2,500,000   Wyandotte County/Kansas City, KS Unified
                Government Industrial Devel. (Crestwood Apts)                    6.950       06/01/2037           2,503,025
---------------------------------------------------------------------------------------------------------------------------
    1,400,000   Wyandotte County/Kansas City, KS Unified
                Government Pollution Control (General Motors)                    6.000       06/01/2025           1,400,518
                                                                                                             --------------
                                                                                                                 15,331,549
---------------------------------------------------------------------------------------------------------------------------
KENTUCKY--1.8%
      890,000   Boone County, KY Pollution Control
                (Dayton Power & Light Company)                                   6.500       11/15/2022             898,046
---------------------------------------------------------------------------------------------------------------------------
        5,000   Boone County, KY Pollution Control
                (Dayton Power & Light Company)                                   6.500       11/15/2022               5,011
---------------------------------------------------------------------------------------------------------------------------
   27,170,000   Kenton County, KY Airport Special Facilities
                (Delta Airlines) 1                                               6.125       02/01/2022          13,999,071
---------------------------------------------------------------------------------------------------------------------------
   45,760,000   Kenton County, KY Airport Special Facilities
                (Delta Airlines) 1                                               7.125       02/01/2021          24,776,294
---------------------------------------------------------------------------------------------------------------------------
      150,000   Kenton County, KY Airport Special Facilities
                (Delta Airlines) 1                                               7.250       02/01/2022              81,216
---------------------------------------------------------------------------------------------------------------------------
   28,805,000   Kenton County, KY Airport Special Facilities
                (Delta Airlines) 1                                               7.500       02/01/2012          15,882,789
---------------------------------------------------------------------------------------------------------------------------
   31,200,000   Kenton County, KY Airport Special Facilities
                (Delta Airlines) 1                                               7.500       02/01/2020          17,203,992
---------------------------------------------------------------------------------------------------------------------------
    4,930,000   Kenton County, KY Airport Special Facilities
                (Mesaba Aviation)                                                6.625       07/01/2019           4,891,300
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   Kenton County, KY Airport Special Facilities
                (Mesaba Aviation)                                                6.700       07/01/2029           4,998,450
---------------------------------------------------------------------------------------------------------------------------
    2,685,000   Kuttawa, KY (1st Mortgage-GF/Kentucky)                           6.750       03/01/2029           2,685,161
---------------------------------------------------------------------------------------------------------------------------
    2,900,000   Morgantown, KY Solid Waste Disposal (Imco Recycling)             6.000       05/01/2023           2,815,958
---------------------------------------------------------------------------------------------------------------------------
    1,200,000   Morgantown, KY Solid Waste Disposal (Imco Recycling)             7.450       05/01/2022           1,201,380
---------------------------------------------------------------------------------------------------------------------------
    5,740,000   Morgantown, KY Solid Waste Disposal (Imco Recycling)             7.650       05/01/2016           5,760,320
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   Perry County, KY Solid Waste Disposal
                (Weyerhaeuser Company)                                           6.550       04/15/2027           2,070,280
                                                                                                             --------------
                                                                                                                 97,269,268
---------------------------------------------------------------------------------------------------------------------------
LOUISIANA--3.6%
    5,565,000   Calcasieu Parish, LA Industrial Devel. Board
                Pollution Control (Gulf States Utilities Company)                6.750       10/01/2012           5,583,031
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   Claiborne Parish, LA Law Enforcement District
                (Claiborne Correctional Facilities) 7                            6.250       03/01/2019           3,131,010
---------------------------------------------------------------------------------------------------------------------------
    1,400,000   Epps, LA COP 7                                                   8.000       06/01/2018           1,442,210
---------------------------------------------------------------------------------------------------------------------------
    3,790,000   LA CDA (Eunice Student Hsg. Foundation)                          7.375       09/01/2033           3,412,061
---------------------------------------------------------------------------------------------------------------------------
      155,000   LA HFA (Single Family Mtg.)                                      6.300       06/01/2020             157,496

                 37 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
LOUISIANA Continued
$   1,135,000   LA Local Government EF&CD Authority
                (Cypress Apartments)                                             8.000%      04/20/2028      $    1,134,818
---------------------------------------------------------------------------------------------------------------------------
      580,000   LA Local Government EF&CD Authority
                (Oakleigh Apartments)                                            8.500       06/01/2038             605,282
---------------------------------------------------------------------------------------------------------------------------
    4,100,000   LA Local Government EF&CD Authority
                (Oakleigh Apartments) Series A                                   6.375       06/01/2038           4,301,187
---------------------------------------------------------------------------------------------------------------------------
      510,000   LA Local Government EF&CD Authority
                (Sharlo Apartments)                                              8.000       06/20/2028             509,918
---------------------------------------------------------------------------------------------------------------------------
    8,000,000   LA Local Government EF&CD Authority (St. James Place)            7.000       11/01/2029           8,253,920
---------------------------------------------------------------------------------------------------------------------------
    7,460,000   LA Public Facilities Authority
                (Lake Charles Memorial Hospital)                                 8.625       12/01/2030           7,848,144
---------------------------------------------------------------------------------------------------------------------------
    5,350,000   LA Public Facilities Authority (Progressive Healthcare)          6.375       10/01/2028           5,283,767
---------------------------------------------------------------------------------------------------------------------------
    1,875,000   LA Public Facilities Authority ROLs                              8.578 3     05/15/2022           1,928,100
---------------------------------------------------------------------------------------------------------------------------
  119,935,000   LA Tobacco Settlement Financing Corp. (TASC)                     5.875       05/15/2039         125,837,001
---------------------------------------------------------------------------------------------------------------------------
    9,630,000   LA Tobacco Settlement Financing Corp. (TASC), Series B           5.500       05/15/2030           9,910,040
---------------------------------------------------------------------------------------------------------------------------
       45,000   Lake Charles, LA Non-Profit HDC Section 8 (Chateau)              7.875       02/15/2025              45,282
---------------------------------------------------------------------------------------------------------------------------
   11,700,000   New Orleans, LA Exhibit Hall Special Tax
                (Ernest N. Morial) ROLs                                          6.600 3     07/15/2028          12,589,083
---------------------------------------------------------------------------------------------------------------------------
      735,000   New Orleans, LA Finance Authority (Single Family Mtg.)           6.220 4     12/01/2032             144,369
---------------------------------------------------------------------------------------------------------------------------
    1,835,000   New Orleans, LA Finance Authority (Single Family Mtg.)           6.370 4     06/01/2032             356,999
---------------------------------------------------------------------------------------------------------------------------
      340,000   New Orleans, LA HDC (Southwood Patio)                            7.700       02/01/2022             347,742
---------------------------------------------------------------------------------------------------------------------------
       60,000   Tensas Parish, LA Law Enforcement District COP                   8.000       10/01/2010              61,336
---------------------------------------------------------------------------------------------------------------------------
      140,000   West Feliciana Parish, LA Pollution Control
                (Entergy Gulf States)                                            5.800       12/01/2015             140,739
---------------------------------------------------------------------------------------------------------------------------
      240,000   West Feliciana Parish, LA Pollution Control
                (Entergy Gulf States)                                            5.800       04/01/2016             240,667
                                                                                                             --------------
                                                                                                                193,264,202
---------------------------------------------------------------------------------------------------------------------------
MAINE--0.9%
   35,020,000   ME Finance Authority Solid Waste Recycling Facilities
                (Great Northern Paper)                                           7.750       10/01/2022          35,307,514
---------------------------------------------------------------------------------------------------------------------------
       90,000   ME Municipal Bond Bank, Series D                                 6.300       11/01/2014              90,553
---------------------------------------------------------------------------------------------------------------------------
    1,240,000   ME State Hsg. Authority Mtg. ROLs                                9.025 3     11/15/2022           1,328,933
---------------------------------------------------------------------------------------------------------------------------
       20,000   North Berwick, ME (Hussey Seating Company)                       7.000       12/01/2013              20,354
---------------------------------------------------------------------------------------------------------------------------
    4,800,000   Rumford, ME Pollution Control (Boise Cascade Corp.)              6.625       07/01/2020           4,860,480
---------------------------------------------------------------------------------------------------------------------------
    6,200,000   Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)           6.875       10/01/2026           6,720,428
                                                                                                             --------------
                                                                                                                 48,328,262
---------------------------------------------------------------------------------------------------------------------------
MARYLAND--0.4%
    3,000,000   Baltimore, MD Convention Center                                  5.875       09/01/2039           3,138,990
---------------------------------------------------------------------------------------------------------------------------
      977,000   Baltimore, MD Special Obligation (North Locust Point)            5.500       09/01/2034             983,341
---------------------------------------------------------------------------------------------------------------------------
      100,000   Frederick County, MD Economic Devel.
                (YMCA of Frederick)                                              6.000       10/01/2023             102,259

                 38 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
MARYLAND Continued
$   3,140,000   MD Community Devel. Administration
                (Dept. of Hsg.& Community Devel.)                                5.050%      07/01/2047      $    3,126,372
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   MD EDC Student Hsg. (University of Maryland)                     5.750       10/01/2033           4,778,250
---------------------------------------------------------------------------------------------------------------------------
      750,000   MD H&HEFA (Edenwald)                                             5.400       01/01/2031             763,973
---------------------------------------------------------------------------------------------------------------------------
      750,000   MD H&HEFA (Edenwald)                                             5.400       01/01/2037             762,810
---------------------------------------------------------------------------------------------------------------------------
      320,000   MD Industrial Devel. Financing Authority
                (Our Lady of Good Counsel)                                       5.500       05/01/2020             333,158
---------------------------------------------------------------------------------------------------------------------------
      850,000   MD Industrial Devel. Financing Authority
                (Our Lady of Good Counsel)                                       6.000       05/01/2035             897,541
---------------------------------------------------------------------------------------------------------------------------
      300,000   MD Stadium Authority (Convention Center Expansion)               5.875       12/15/2010             302,331
---------------------------------------------------------------------------------------------------------------------------
       15,000   Montgomery County, MD Hsg. Opportunities
                Commission (Multifamily Mtg.), Series C                          7.150       07/01/2023              15,018
---------------------------------------------------------------------------------------------------------------------------
    4,000,000   Prince Georges County, MD Special Obligation
                (National Harbor)                                                5.200       07/01/2034           3,960,840
                                                                                                             --------------
                                                                                                                 19,164,883
---------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--0.5%
       40,000   MA Devel. Finance Agency (Alliance Health
                of Brockton/Alliance Health of Quincy Obligated Group)           7.100       07/01/2032              41,542
---------------------------------------------------------------------------------------------------------------------------
      800,000   MA Devel. Finance Agency (Eastern Nazarene College)              5.625       04/01/2019             813,368
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   MA Devel. Finance Agency (Eastern Nazarene College)              5.625       04/01/2029           2,022,280
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   MA GO ROLs                                                       8.578 3     08/01/2027           2,482,120
---------------------------------------------------------------------------------------------------------------------------
       85,000   MA H&EFA (Holyoke Hospital)                                      6.500       07/01/2015              85,013
---------------------------------------------------------------------------------------------------------------------------
       10,000   MA H&EFA (Medical Academic and Scientific
                Community Organization)                                          6.625       01/01/2015              10,094
---------------------------------------------------------------------------------------------------------------------------
    2,500,000   MA H&EFA RITES                                                   6.560 3     08/15/2035           2,604,850
---------------------------------------------------------------------------------------------------------------------------
   13,020,000   MA HFA RITES(6)                                                  7.595 3     07/01/2025          14,399,078
---------------------------------------------------------------------------------------------------------------------------
    5,640,000   MA HFA ROLs                                                      8.488 3     07/01/2022           5,817,096
                                                                                                             --------------
                                                                                                                 28,275,441
---------------------------------------------------------------------------------------------------------------------------
MICHIGAN--2.4%
    2,625,000   Kent, MI Hospital Finance Authority                              6.250       07/01/2040           2,865,503
---------------------------------------------------------------------------------------------------------------------------
    2,475,000   MI Higher Education Student Loan Authority RITES                 8.128 3     09/01/2026           2,783,187
---------------------------------------------------------------------------------------------------------------------------
       65,000   MI Hospital Finance Authority (Detroit Medical Center)           6.500       08/15/2018              65,033
---------------------------------------------------------------------------------------------------------------------------
   20,000,000   MI Hospital Finance Authority (Henry Ford Health System)         5.250       11/15/2046          20,612,800
---------------------------------------------------------------------------------------------------------------------------
    1,200,000   MI Hsg. Devel. Authority (Deaconess Tower) 2                     5.200       08/20/2038           1,213,380
---------------------------------------------------------------------------------------------------------------------------
      500,000   MI Hsg. Devel. Authority, Series D                               5.200       10/01/2042             505,595
---------------------------------------------------------------------------------------------------------------------------
    2,185,000   MI Job Devel. Authority Pollution Control
                (General Motors Corp.)                                           5.550       04/01/2009           2,162,495
---------------------------------------------------------------------------------------------------------------------------
      450,000   MI Public Educational Facilities Authority
                (Black River School)                                             5.800       09/01/2030             453,906
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   MI Public Educational Facilities Authority (Old Redford)         6.000       12/01/2035           1,992,960
---------------------------------------------------------------------------------------------------------------------------
    4,900,000   MI Strategic Fund (Genesee Power Station)                        7.500       01/01/2021           4,886,721

                 39 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
MICHIGAN Continued
$     360,000   MI Strategic Fund Limited Obligation
                (Clark Retirement Community/Clark Retirement
                Community Foundation Obligated Group)                            5.650%      09/01/2029      $      376,927
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   MI Strategic Fund Limited Obligation
                (Detroit Edison Company) ROLs                                   10.486 3     06/01/2030           2,471,440
---------------------------------------------------------------------------------------------------------------------------
    5,505,000   MI Strategic Fund Limited Obligation
                (Ford Motor Company), Series A                                   6.550       10/01/2022           5,518,763
---------------------------------------------------------------------------------------------------------------------------
   15,375,000   MI Strategic Fund Pollution Control
                (General Motors Corp.)                                           7.750 8     04/01/2008          15,375,000
---------------------------------------------------------------------------------------------------------------------------
   27,895,000   MI Strategic Fund Pollution Control
                (General Motors Corp.)                                           7.750 8     12/01/2008          27,895,000
---------------------------------------------------------------------------------------------------------------------------
   25,250,000   Midland County, MI EDC (Midland Cogeneration Venture)            6.875       07/23/2009          25,719,145
---------------------------------------------------------------------------------------------------------------------------
      800,000   Pontiac, MI Tax Increment Finance Authority                      6.375       06/01/2031             852,640
---------------------------------------------------------------------------------------------------------------------------
    3,765,000   Wayne Charter County, MI Airport Facilities
                (Northwest Airlines) 1                                           6.000       12/01/2029           2,270,333
---------------------------------------------------------------------------------------------------------------------------
    7,795,000   Wayne County, MI Airport Authority ROLs                          8.478 3     12/01/2029           8,410,493
                                                                                                             --------------
                                                                                                                126,431,321
---------------------------------------------------------------------------------------------------------------------------
MINNESOTA--2.1%
    1,375,000   Aitkin, MN Health Care Facilities
                (Riverwood Healthcare Center) 2                                  5.600       02/01/2032           1,377,214
---------------------------------------------------------------------------------------------------------------------------
    1,430,000   Burnsville, MN Commercial Devel. (Holiday Inn)                   5.900       04/01/2008           1,423,208
---------------------------------------------------------------------------------------------------------------------------
       45,000   Burnsville, MN Multifamily (Summit Park Apartments)              6.000       07/01/2033              45,041
---------------------------------------------------------------------------------------------------------------------------
       65,000   Cloguet, MN Pollution Control (Potlach Corp.)                    5.900       10/01/2026              66,010
---------------------------------------------------------------------------------------------------------------------------
      475,000   Cuyuna Range, MN Hospital District Health Facilities             5.200       06/01/2025             476,967
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Cuyuna Range, MN Hospital District Health Facilities             5.500       06/01/2035           1,008,970
---------------------------------------------------------------------------------------------------------------------------
      200,000   Eden Prairie, MN Hsg. (Sterling Ponds)                           6.250       12/01/2029             200,382
---------------------------------------------------------------------------------------------------------------------------
      130,000   Grand Rapids, MN Hsg. & Redevel. Authority (Lakeshore)           5.700       10/01/2029             133,734
---------------------------------------------------------------------------------------------------------------------------
      525,000   International Falls, MN Pollution Control
                (Boise Cascade Corp.)                                            5.500       04/01/2023             534,167
---------------------------------------------------------------------------------------------------------------------------
    3,250,000   International Falls, MN Pollution Control
                (Boise Cascade Corp.)                                            5.650       12/01/2022           3,285,555
---------------------------------------------------------------------------------------------------------------------------
    6,175,000   International Falls, MN Solid Waste Disposal
                (Boise Cascade Corp.)                                            6.850       12/01/2029           6,589,960
---------------------------------------------------------------------------------------------------------------------------
      515,000   Lake Crystal, MN Hsg. (Ecumen-Second Century) 2                  5.550       09/01/2026             516,437
---------------------------------------------------------------------------------------------------------------------------
    1,135,000   Lake Crystal, MN Hsg. (Ecumen-Second Century) 2                  5.700       09/01/2036           1,137,270
---------------------------------------------------------------------------------------------------------------------------
    1,230,000   Mahtomedi, MN Multifamily (Briarcliff)                           7.350       06/01/2036           1,256,261
---------------------------------------------------------------------------------------------------------------------------
    9,800,000   Mankato, MN Industrial Devel.
                (Environ Biocomposites Holdings)                                 7.250       12/01/2025           9,650,648
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   Minneapolis & St. Paul, MN Hsg. Finance Board
                (Single Family Mtg.)                                             5.000       12/01/2038           5,001,500
---------------------------------------------------------------------------------------------------------------------------
   30,555,000   Minneapolis & St. Paul, MN Metropolitan
                Airports Commission (Northwest Airlines) 1                       7.000       04/01/2025          21,029,479

                 40 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
MINNESOTA Continued
$  12,400,000   Minneapolis & St. Paul, MN Metropolitan
                Airports Commission (Northwest Airlines) 1                       7.375%      04/01/2025      $    8,532,688
---------------------------------------------------------------------------------------------------------------------------
       35,000   Minneapolis, MN (Walker Methodist Senior Services)               5.875       11/15/2018              35,121
---------------------------------------------------------------------------------------------------------------------------
      145,000   Minneapolis, MN (Walker Methodist Senior Services)               6.000       11/15/2028             145,418
---------------------------------------------------------------------------------------------------------------------------
       15,000   Minneapolis, MN (Walker Methodist Senior Services)               6.000       11/15/2028              15,043
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Minneapolis, MN Tax Increment (Ivy Tower)                        5.700       02/01/2029           1,009,650
---------------------------------------------------------------------------------------------------------------------------
      250,000   MN HFA (Residential Hsg.)                                        5.100       07/01/2031             251,943
---------------------------------------------------------------------------------------------------------------------------
       25,000   MN HFA (Single Family Mtg.)                                      5.900       07/01/2025              25,372
---------------------------------------------------------------------------------------------------------------------------
      900,000   New Hope, MN Hsg. & Health Care Facilities
                (MN Masonic Home North Ridge)                                    5.900       03/01/2019             927,567
---------------------------------------------------------------------------------------------------------------------------
      500,000   Northfield, MN Hospital(2)                                       5.375       11/01/2031             516,475
---------------------------------------------------------------------------------------------------------------------------
      280,000   Orono, MN Hsg. (Orono Senior Hsg.)                               6.250       11/01/2036             285,704
---------------------------------------------------------------------------------------------------------------------------
      400,000   Owatonna, MN Senior Hsg. (Owatonna Senior Living)                5.800       10/01/2029             398,196
---------------------------------------------------------------------------------------------------------------------------
    1,250,000   Owatonna, MN Senior Hsg. (Owatonna Senior Living)                6.000       04/01/2041           1,259,450
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Pine City, MN (Lakes International Language Academy)             6.250       05/01/2035           1,001,690
---------------------------------------------------------------------------------------------------------------------------
      820,000   Pine City, MN Health Care & Hsg. (North Branch)                  6.000       10/20/2036             819,680
---------------------------------------------------------------------------------------------------------------------------
    1,715,000   Pine City, MN Health Care & Hsg. (North Branch)                  6.125       10/20/2047           1,715,840
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   Prior Lake, MN EDA (Sheperds Path Senior Hsg.) 2                 5.625       08/01/2026           1,508,550
---------------------------------------------------------------------------------------------------------------------------
    6,200,000   Richfield, MN Senior Hsg. (Richfield Senior Hsg.)                6.625       12/01/2039           6,259,706
---------------------------------------------------------------------------------------------------------------------------
      685,000   Rochester, MN Multifamily Hsg. (Eastridge Estates)               7.750       12/15/2034             681,404
---------------------------------------------------------------------------------------------------------------------------
    8,265,000   Rochester, MN Multifamily Hsg.
                (Wedum Shorewood Campus)                                         6.600       06/01/2036           8,491,461
---------------------------------------------------------------------------------------------------------------------------
    4,500,000   Sartell, MN Health Care & Hsg. Facilities
                (The Foundation for Health Care Continuums)                      6.625       09/01/2029           4,640,805
---------------------------------------------------------------------------------------------------------------------------
      830,000   St. Anthony, MN Hsg. & Redevel. Authority
                (Silver Lake Village) 2                                          5.375       08/01/2021             834,291
---------------------------------------------------------------------------------------------------------------------------
      790,000   St. Anthony, MN Hsg. & Redevel. Authority
                (Silver Lake Village) 2                                          5.625       02/01/2031             795,491
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   St. Louis Park, MN (Roitenberg Family) 2                         5.700       08/15/2041           1,000,830
---------------------------------------------------------------------------------------------------------------------------
    1,700,000   St. Paul, MN Hsg. & Redevel. Authority
                (Brigecreek Senior Place)                                        7.000       09/15/2037           1,700,000
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   St. Paul, MN Hsg. & Redevel. Authority
                (Community of Peace Building Company)                            7.875       12/01/2030           2,063,820
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   St. Paul, MN Hsg. & Redevel. Authority
                (Great Northern Lofts)                                           6.250       03/01/2029           3,168,630
---------------------------------------------------------------------------------------------------------------------------
    2,130,000   St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)           7.000       03/01/2029           2,291,454
---------------------------------------------------------------------------------------------------------------------------
    1,710,000   St. Paul, MN Port Authority (Great Northern)                     6.000       03/01/2030           1,765,866
---------------------------------------------------------------------------------------------------------------------------
    3,400,000   St. Paul, MN Port Authority (Healtheast Midway Campus)           6.000       05/01/2030           3,459,772
                                                                                                             --------------
                                                                                                                109,334,720

                 41 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI--0.4%
$     125,000   Claiborne County, MS Pollution Control
                (System Energy Resources)                                        6.200%      02/01/2026      $      125,599
---------------------------------------------------------------------------------------------------------------------------
       50,000   Gulfport, MS Hospital Facility
                (Gulfport Memorial Hospital)                                     6.125       07/01/2015              50,074
---------------------------------------------------------------------------------------------------------------------------
      320,000   Hinds County, MS Urban Renewal
                (The Lodge Associates, Ltd.) 1                                   8.000       10/15/2022             259,613
---------------------------------------------------------------------------------------------------------------------------
   12,485,000   MS Business Finance Corp. (System Energy Resources)              5.875       04/01/2022          12,521,706
---------------------------------------------------------------------------------------------------------------------------
    6,430,000   MS Business Finance Corp. (System Energy Resources)              5.900       05/01/2022           6,449,869
---------------------------------------------------------------------------------------------------------------------------
    4,375,000   MS Hospital Equipment & Facilities Authority RITES               6.539 3     09/01/2024           4,443,513
                                                                                                             --------------
                                                                                                                 23,850,374
---------------------------------------------------------------------------------------------------------------------------
MISSOURI--0.9%
      250,000   Belton, MO Tax Increment (Belton Town Center)                    5.500       03/01/2020             249,633
---------------------------------------------------------------------------------------------------------------------------
      400,000   Belton, MO Tax Increment (Belton Town Center)                    5.625       03/01/2025             399,064
---------------------------------------------------------------------------------------------------------------------------
   13,000,000   Branson, MO IDA (Branson Hills)                                  7.050       05/01/2027          13,920,790
---------------------------------------------------------------------------------------------------------------------------
    2,075,000   Branson, MO IDA (Branson Landing)                                5.250       06/01/2021           2,073,776
---------------------------------------------------------------------------------------------------------------------------
    2,470,000   Branson, MO IDA (Branson Landing)                                5.500       06/01/2029           2,484,375
---------------------------------------------------------------------------------------------------------------------------
      570,000   Broadway-Fairview, MO Transportation Devel. District
                (Columbia)                                                       6.125       12/01/2036             573,842
---------------------------------------------------------------------------------------------------------------------------
    1,215,000   Chillicothe, MO Tax Increment (South U.S. 65)                    5.500       04/01/2021           1,208,257
---------------------------------------------------------------------------------------------------------------------------
    1,100,000   Chillicothe, MO Tax Increment (South U.S. 65)                    5.625       04/01/2027           1,094,588
---------------------------------------------------------------------------------------------------------------------------
    2,530,000   Clay County, MO IDA (Oak Creek)                                  6.300       01/20/2038           2,714,437
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Kansas City, MO IDA (Plaza Library)                              5.900       03/01/2024             994,100
---------------------------------------------------------------------------------------------------------------------------
    1,400,000   Kansas City, MO IDA (West Paseo)                                 6.750       07/01/2036           1,398,992
---------------------------------------------------------------------------------------------------------------------------
    3,750,000   Kansas City, MO Tax Increment (Briarcliff West)                  5.400       06/01/2024           3,791,063
---------------------------------------------------------------------------------------------------------------------------
    3,915,000   MO Hsg. Devel. Commission
                (Mansion Apartments Phase II)                                    6.170       04/01/2032           3,941,191
---------------------------------------------------------------------------------------------------------------------------
    3,615,000   MO Hsg. Devel. Commission (Single Family Mtg.)                   5.550       09/01/2034           3,686,396
---------------------------------------------------------------------------------------------------------------------------
      530,000   MO Hsg. Devel. Commission (Single Family Mtg.)                   6.350       09/01/2034             556,993
---------------------------------------------------------------------------------------------------------------------------
    2,500,000   St. Joseph, MO IDA (Living Community of St. Joseph)              7.000       08/15/2032           2,662,100
---------------------------------------------------------------------------------------------------------------------------
      750,000   St. Joseph, MO IDA (Shoppes at North Village)                    5.375       11/01/2024             747,345
---------------------------------------------------------------------------------------------------------------------------
    2,500,000   St. Joseph, MO IDA (Shoppes at North Village)                    5.500       11/01/2027           2,503,875
---------------------------------------------------------------------------------------------------------------------------
       60,000   St. Louis, MO IDA (Anheuser-Busch Companies)                     5.875       11/01/2026              61,270
---------------------------------------------------------------------------------------------------------------------------
    1,660,000   St. Louis, MO Tax Increment (Printers Lofts)                     6.000       08/21/2026           1,678,509
                                                                                                             --------------
                                                                                                                 46,740,596
---------------------------------------------------------------------------------------------------------------------------
MONTANA--0.2%
    6,800,000   MT Board of Investment Exempt Facilities
                (Stillwater Mining Company)                                      8.000       07/01/2020           7,102,056
---------------------------------------------------------------------------------------------------------------------------
    1,125,000   MT Facilities Finance Authority (St. John's Lutheran) 2          6.000       05/15/2025           1,141,515
---------------------------------------------------------------------------------------------------------------------------
    1,650,000   MT Facilities Finance Authority (St. John's Lutheran) 2          6.125       05/15/2036           1,677,621

                 42 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
MONTANA Continued
$   1,910,000   MT Health Facilities Authority
                (Community Medical Center)                                       6.375%      06/01/2018      $    1,938,287
---------------------------------------------------------------------------------------------------------------------------
      165,000   MT Higher Education Student Assistance Corp.                     5.500       12/01/2031             168,102
                                                                                                             --------------
                                                                                                                 12,027,581
---------------------------------------------------------------------------------------------------------------------------
MULTI STATES--0.5%
    7,000,000   GMAC Municipal Mortgage Trust                                    5.500       10/31/2040           7,046,130
---------------------------------------------------------------------------------------------------------------------------
   13,000,000   GMAC Municipal Mortgage Trust                                    5.700       10/31/2040          13,066,950
---------------------------------------------------------------------------------------------------------------------------
    8,000,000   Munimae TE Bond Subsidiary                                       5.900       11/29/2049           8,103,920
                                                                                                             --------------
                                                                                                                 28,217,000
---------------------------------------------------------------------------------------------------------------------------
NEBRASKA--0.0%
       65,000   NE Student Loan (Nebhelp Inc.)                                   6.000       06/01/2028              65,441
---------------------------------------------------------------------------------------------------------------------------
      250,000   NE Student Loan (Nebhelp Inc.)                                   6.660 4     12/15/2015             129,955
                                                                                                             --------------
                                                                                                                    195,396
---------------------------------------------------------------------------------------------------------------------------
NEVADA--1.4%
   27,210,000   Clark County, NV Industrial Devel.
                (Nevada Power Company)                                           5.900       10/01/2030          27,207,551
---------------------------------------------------------------------------------------------------------------------------
    7,025,000   Clark County, NV Industrial Devel.
                (Nevada Power Company), Series A                                 5.900       11/01/2032           7,026,616
---------------------------------------------------------------------------------------------------------------------------
    2,065,000   Clark County, NV Industrial Devel. RITES                         8.528 3     12/01/2038           2,526,321
---------------------------------------------------------------------------------------------------------------------------
    5,285,000   Clark County, NV Industrial Devel. ROLs                          6.570 3     07/01/2034           5,654,633
---------------------------------------------------------------------------------------------------------------------------
    6,000,000   Clark County, NV Industrial Devel. ROLs                          6.570 3     03/01/2038           6,451,440
---------------------------------------------------------------------------------------------------------------------------
    4,800,000   Clark County, NV Industrial Devel. ROLs                          8.230 3     12/01/2033           5,092,896
---------------------------------------------------------------------------------------------------------------------------
    2,765,000   Clark County, NV Pollution Control
                (Nevada Power Company)                                           6.600       06/01/2019           2,769,894
---------------------------------------------------------------------------------------------------------------------------
   10,000,000   Director of the State of NV Dept. of Business & Industry
                (Las Ventanas Retirement)                                        7.000       11/15/2034          10,070,900
---------------------------------------------------------------------------------------------------------------------------
      100,000   Humboldt County, NV Pollution Control
                (Sierra Pacific Power Company)                                   6.300       07/01/2022             100,204
---------------------------------------------------------------------------------------------------------------------------
      380,000   Humboldt County, NV Pollution Control
                (Sierra Pacific Power Company)                                   6.350       08/01/2012             383,982
---------------------------------------------------------------------------------------------------------------------------
      135,000   Mesquite, NV Special Improvement District
                (Canyon Creek)                                                   5.400       08/01/2020             132,854
---------------------------------------------------------------------------------------------------------------------------
      500,000   Mesquite, NV Special Improvement District
                (Canyon Creek)                                                   5.500       08/01/2025             491,615
---------------------------------------------------------------------------------------------------------------------------
      100,000   Reno, NV Redevel. Agency Tax Allocation, Series A                6.200       06/01/2018             100,087
---------------------------------------------------------------------------------------------------------------------------
    1,675,000   Washoe County, NV Gas & Water Facilities
                (Sierra Pacific Power Company)                                   5.900       06/01/2023           1,695,217
---------------------------------------------------------------------------------------------------------------------------
       45,000   Washoe County, NV Gas & Water Facilities
                (Sierra Pacific Power Company)                                   6.300       12/01/2014              45,799

                 43 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEVADA Continued
$   4,290,000   Washoe County, NV Gas Facility
                (Sierra Pacific Power Company)                                   6.550%      09/01/2020      $    4,351,905
                                                                                                             --------------
                                                                                                                 74,101,914
---------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.1%
    2,215,000   NH Business Finance Authority (Air Cargo at Pease)               6.750       04/01/2024           2,162,349
---------------------------------------------------------------------------------------------------------------------------
    4,000,000   NH H&EFA (Franklin Pierce College)                               6.050       10/01/2034           4,233,920
---------------------------------------------------------------------------------------------------------------------------
      775,000   NH HE&HFA (New England College)                                  5.750       03/01/2009             777,627
                                                                                                             --------------
                                                                                                                  7,173,896
---------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--7.9%
      100,000   NJ EDA (Cascade Corp.)                                           8.250       02/01/2026              99,997
---------------------------------------------------------------------------------------------------------------------------
   24,000,000   NJ EDA (Cigarette Tax)                                           5.500       06/15/2024          24,943,920
---------------------------------------------------------------------------------------------------------------------------
    5,205,000   NJ EDA (Cigarette Tax)                                           5.500       06/15/2031           5,398,366
---------------------------------------------------------------------------------------------------------------------------
   19,205,000   NJ EDA (Cigarette Tax)                                           5.750       06/15/2029          20,357,108
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   NJ EDA (Cigarette Tax)                                           5.750       06/15/2034           3,159,900
---------------------------------------------------------------------------------------------------------------------------
      965,000   NJ EDA (Continental Airlines)                                    5.500       04/01/2028             856,438
---------------------------------------------------------------------------------------------------------------------------
    5,285,000   NJ EDA (Continental Airlines)                                    6.250       09/15/2019           5,410,994
---------------------------------------------------------------------------------------------------------------------------
   31,170,000   NJ EDA (Continental Airlines)                                    6.250       09/15/2029          31,897,508
---------------------------------------------------------------------------------------------------------------------------
   16,005,000   NJ EDA (Continental Airlines)                                    6.400       09/15/2023          16,440,496
---------------------------------------------------------------------------------------------------------------------------
      935,000   NJ EDA (Continental Airlines)                                    6.625       09/15/2012             985,752
---------------------------------------------------------------------------------------------------------------------------
   20,725,000   NJ EDA (Continental Airlines)                                    7.000       11/15/2030          21,736,795
---------------------------------------------------------------------------------------------------------------------------
   16,910,000   NJ EDA (Continental Airlines)                                    7.200       11/15/2030          17,862,033
---------------------------------------------------------------------------------------------------------------------------
      100,000   NJ EDA (Continental Airlines)                                    9.000       06/01/2033             118,071
---------------------------------------------------------------------------------------------------------------------------
    1,510,000   NJ EDA (Empowerment Zone-Cumberland)                             7.750       08/01/2021           1,518,139
---------------------------------------------------------------------------------------------------------------------------
    3,250,000   NJ EDA Retirement Community (Cedar Crest Village)                7.250       11/15/2031           3,519,230
---------------------------------------------------------------------------------------------------------------------------
    7,395,000   NJ EDA ROLs                                                      9.619 3     12/15/2015          10,107,634
---------------------------------------------------------------------------------------------------------------------------
    2,545,000   NJ Health Care Facilities Financing Authority
                (Columbus Hospital)                                              7.500       07/01/2021           2,548,410
---------------------------------------------------------------------------------------------------------------------------
    5,100,000   NJ Health Care Facilities Financing Authority
                (Raritan Bay Medical Center)                                     7.250       07/01/2027           5,216,280
---------------------------------------------------------------------------------------------------------------------------
   64,620,000   NJ Tobacco Settlement Financing Corp. (TASC)                     6.000       06/01/2037          68,267,799
---------------------------------------------------------------------------------------------------------------------------
   88,750,000   NJ Tobacco Settlement Financing Corp. (TASC)                     6.125       06/01/2042          94,316,400
---------------------------------------------------------------------------------------------------------------------------
   46,215,000   NJ Tobacco Settlement Financing Corp. (TASC)                     6.250       06/01/2043          50,146,048
---------------------------------------------------------------------------------------------------------------------------
   16,165,000   NJ Tobacco Settlement Financing Corp. (TASC)                     6.375       06/01/2032          17,627,124
---------------------------------------------------------------------------------------------------------------------------
   12,590,000   NJ Tobacco Settlement Financing Corp. (TASC)                     6.750       06/01/2039          14,133,282
---------------------------------------------------------------------------------------------------------------------------
    4,055,000   NJ Tobacco Settlement Financing Corp. (TASC)                     7.000       06/01/2041           4,623,592
                                                                                                             --------------
                                                                                                                421,291,316
---------------------------------------------------------------------------------------------------------------------------
NEW MEXICO--0.2%
    5,800,000   Eldorado, NM Area Water & Sanitation District                    6.000       02/01/2025           5,714,102
---------------------------------------------------------------------------------------------------------------------------
    1,100,000   Mariposa East, NM Public Improvement District                    5.500       09/01/2016           1,118,249

                 44 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW MEXICO Continued
$     500,000   Mariposa East, NM Public Improvement District                    5.750%      09/01/2021      $      511,295
---------------------------------------------------------------------------------------------------------------------------
      500,000   Mariposa East, NM Public Improvement District                    6.000       09/01/2032             512,320
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Ventana West, NM Public Improvement District
                Special Levy                                                     6.875       08/01/2033           1,061,140
                                                                                                             --------------
                                                                                                                  8,917,106
---------------------------------------------------------------------------------------------------------------------------
NEW YORK--3.2%
    3,000,000   Albany, NY IDA (New Covenant Charter School)                     7.000       05/01/2035           2,865,990
---------------------------------------------------------------------------------------------------------------------------
   23,000,000   Erie County, NY IDA (Great Lakes)                                7.500       12/01/2025          21,956,720
---------------------------------------------------------------------------------------------------------------------------
   13,000,000   Erie County, NY Tobacco Asset Securitization Corp.               5.810 4     06/01/2047           1,042,990
---------------------------------------------------------------------------------------------------------------------------
   56,000,000   Erie County, NY Tobacco Asset Securitization Corp.               6.280 4     06/01/2050           3,244,640
---------------------------------------------------------------------------------------------------------------------------
   62,000,000   Erie County, NY Tobacco Asset Securitization Corp.               6.660 4     06/01/2055           2,189,840
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NY Counties Tobacco Trust IV                                     5.000       06/01/2042             971,530
---------------------------------------------------------------------------------------------------------------------------
  132,765,000   NY Counties Tobacco Trust V                                      5.900 4     06/01/2038          19,454,055
---------------------------------------------------------------------------------------------------------------------------
  108,000,000   NY Counties Tobacco Trust V                                      6.070 4     06/01/2050           7,198,200
---------------------------------------------------------------------------------------------------------------------------
  412,100,000   NY Counties Tobacco Trust V                                      7.150 4     06/01/2060           9,470,058
---------------------------------------------------------------------------------------------------------------------------
  500,000,000   NY Counties Tobacco Trust V                                      7.840 4     06/01/2060           8,595,000
---------------------------------------------------------------------------------------------------------------------------
    8,765,000   NY TSASC, Inc. (TFABs)                                           5.125       06/01/2042           8,679,103
---------------------------------------------------------------------------------------------------------------------------
    2,815,000   NYC IDA (American Airlines)                                      5.400       07/01/2020           2,604,438
---------------------------------------------------------------------------------------------------------------------------
    7,055,000   NYC IDA (American Airlines)                                      6.900       08/01/2024           7,053,871
---------------------------------------------------------------------------------------------------------------------------
    4,750,000   NYC IDA (American Airlines)                                      7.625       08/01/2025           5,562,155
---------------------------------------------------------------------------------------------------------------------------
   46,000,000   NYC IDA (American Airlines)                                      7.750       08/01/2031          53,914,300
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)               5.750       10/01/2036           1,004,640
---------------------------------------------------------------------------------------------------------------------------
      500,000   NYC IDA Special Facilities (JFK International Airport)           8.000       08/01/2012             564,240
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   NYS DA (MSH/NYU Hospital Center/HJDOI
                Obligated Group)                                                 6.625       07/01/2019           5,384,900
---------------------------------------------------------------------------------------------------------------------------
    1,350,000   Otsego County, NY IDA (Hartwick College)                         6.000       07/01/2013           1,403,987
---------------------------------------------------------------------------------------------------------------------------
    1,435,000   Otsego County, NY IDA (Hartwick College)                         6.000       07/01/2014           1,487,220
---------------------------------------------------------------------------------------------------------------------------
    1,520,000   Otsego County, NY IDA (Hartwick College)                         6.000       07/01/2015           1,566,740
---------------------------------------------------------------------------------------------------------------------------
    1,610,000   Otsego County, NY IDA (Hartwick College)                         6.000       07/01/2016           1,657,060
                                                                                                             --------------
                                                                                                                167,871,677
---------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA--1.3%
      100,000   Asheville, NC Hsg. Authority (Woodridge Apartments)              5.750       11/20/2029             102,601
---------------------------------------------------------------------------------------------------------------------------
   33,140,000   Charlotte, NC Douglas International Airport
                Special Facilities (US Airways)                                  5.600       07/01/2027          32,844,060
---------------------------------------------------------------------------------------------------------------------------
    2,865,000   Charlotte, NC Douglas International Airport
                Special Facilities (US Airways)                                  7.750       02/01/2028           3,075,062
---------------------------------------------------------------------------------------------------------------------------
   25,000,000   Gaston, NC IF&PCFA (National Gypsum)                             5.750       08/01/2035          26,211,500
---------------------------------------------------------------------------------------------------------------------------
      100,000   NC HFA                                                           5.625       07/01/2030             102,273
---------------------------------------------------------------------------------------------------------------------------
    1,900,000   NC Medical Care Commission
                (Glenaire/The Presbyterian Homes Obligated Group)                5.500       10/01/2031           1,926,429

                 45 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA Continued
$   1,100,000   NC Medical Care Commission
                (Glenaire/The Presbyterian Homes Obligated Group)                5.600%      10/01/2036      $    1,116,093
---------------------------------------------------------------------------------------------------------------------------
    1,400,000   NC Medical Care Commission (United Methodist)                    5.500       10/01/2032           1,428,882
                                                                                                             --------------
                                                                                                                 66,806,900
---------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA--0.1%
    1,000,000   Cando, ND Nursing Facility
                (Towner County Medical Center)                                   7.125       08/01/2022             999,900
---------------------------------------------------------------------------------------------------------------------------
    2,865,000   Richland County, ND Hsg. (Birchwood Properties)                  6.750       05/01/2029           2,895,426
                                                                                                             --------------
                                                                                                                  3,895,326
---------------------------------------------------------------------------------------------------------------------------
OHIO--2.6%
    1,495,000   Butler County, OH Hsg. (Anthony Wayne Apartments)                6.500       09/01/2030           1,378,390
---------------------------------------------------------------------------------------------------------------------------
   15,850,000   Cleveland, OH Airport (Continental Airlines)                     5.375       09/15/2027          14,633,988
---------------------------------------------------------------------------------------------------------------------------
       90,000   Cleveland, OH Airport (Continental Airlines)                     5.500       12/01/2008              89,314
---------------------------------------------------------------------------------------------------------------------------
   17,170,000   Cleveland, OH Airport (Continental Airlines)                     5.700       12/01/2019          16,916,743
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Cleveland-Cuyahoga County, OH Port Authority
                (St. Clarence)                                                   6.250       05/01/2038           1,000,790
---------------------------------------------------------------------------------------------------------------------------
    3,480,000   Dublin, OH Industrial Devel. (Dublin Health Care Corp.)          7.500       12/01/2016           3,585,270
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   Erie County, OH Hospital Facilities
                (Firelands Regional Medical Center)                              5.250       08/15/2046           5,134,950
---------------------------------------------------------------------------------------------------------------------------
      885,000   Lorain County, OH Port Authority (Alumalloy LLC)                 6.000       11/15/2025             893,319
---------------------------------------------------------------------------------------------------------------------------
   23,065,000   Mahoning County, OH Hospital Facilities (Forum Health)           6.000       11/15/2032          23,401,980
---------------------------------------------------------------------------------------------------------------------------
      265,000   Medina County, OH Economic Devel. (Camelot Place)                8.100       10/01/2013             269,441
---------------------------------------------------------------------------------------------------------------------------
    4,200,000   Medina County, OH Economic Devel. (Camelot Place)                8.375       10/01/2023           4,271,358
---------------------------------------------------------------------------------------------------------------------------
    2,050,000   Miami County, OH Hospital Facilities
                (Upper Valley Medical Center)                                    5.250       05/15/2026           2,122,037
---------------------------------------------------------------------------------------------------------------------------
      960,000   Moraine, OH Solid Waste Disposal (General Motors Corp.)          5.650       07/01/2024             911,251
---------------------------------------------------------------------------------------------------------------------------
      225,000   Moraine, OH Solid Waste Disposal (General Motors Corp.)          6.750       07/01/2014             233,062
---------------------------------------------------------------------------------------------------------------------------
      465,000   OH Environmental Facilities (Ford Motor Company)                 5.950       09/01/2029             441,039
---------------------------------------------------------------------------------------------------------------------------
    5,170,000   OH HFA (Uptown Towers Apartments)                                5.250       04/20/2048           5,225,061
---------------------------------------------------------------------------------------------------------------------------
      550,000   OH Pollution Control (General Motors Corp.)                      5.625       03/01/2015             546,464
---------------------------------------------------------------------------------------------------------------------------
    2,050,000   OH Port Authority of Columbiana Solid Waste
                (A&L Salvage)                                                   14.500       07/01/2028           2,453,358
---------------------------------------------------------------------------------------------------------------------------
   16,320,000   OH Port Authority of Columbiana Solid Waste
                (Apex Environmental)                                             7.250       08/01/2034          16,503,600
---------------------------------------------------------------------------------------------------------------------------
   13,835,000   OH Solid Waste (General Motors Corp.)                            6.300       12/01/2032          13,850,357
---------------------------------------------------------------------------------------------------------------------------
   17,595,000   OH Solid Waste (USG Corp.)                                       5.650       03/01/2033          17,894,115
---------------------------------------------------------------------------------------------------------------------------
    4,353,000   OH Solid Waste Disposal (USG Corp.)                              5.600       08/01/2032           4,450,986
---------------------------------------------------------------------------------------------------------------------------
    2,450,000   OH Solid Waste Disposal (USG Corp.)                              6.050       08/01/2034           2,549,519
---------------------------------------------------------------------------------------------------------------------------
      430,000   OH Water Devel. Authority (Cincinnati Gas)                       5.450       01/01/2024             432,597
---------------------------------------------------------------------------------------------------------------------------
      572,000   OH Water Devel. Authority (General Motors Corp.)                 5.900       06/15/2008             571,251

                 46 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
OHIO Continued
$      70,000   Pike County, OH Hospital Facilities (Pike Health Services)       7.000%      07/01/2022      $       71,068
---------------------------------------------------------------------------------------------------------------------------
      125,000   Toledo-Lucas County, OH Port Authority
                (Northwest Ohio)                                                 5.125       11/15/2025             125,816
                                                                                                             --------------
                                                                                                                139,957,124
---------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.0%
    1,700,000   Ardmore, OK Devel. Authority (Airpark Increment District)        5.750       11/01/2022           1,698,929
---------------------------------------------------------------------------------------------------------------------------
    2,635,000   Cleveland County, OK IDA (Vaughn Foods)                          6.750       12/01/2012           2,657,029
---------------------------------------------------------------------------------------------------------------------------
    2,365,000   Cleveland County, OK IDA (Vaughn Foods)                          7.100       12/01/2024           2,395,225
---------------------------------------------------------------------------------------------------------------------------
    2,015,000   Ellis County, OK Industrial Authority
                (W.B. Johnston Grain of Shattuck)                                7.100       08/01/2023           2,103,056
---------------------------------------------------------------------------------------------------------------------------
    2,760,000   Ellis County, OK Industrial Authority
                (W.B. Johnston Grain of Shattuck)                                7.500       08/01/2023           2,903,327
---------------------------------------------------------------------------------------------------------------------------
      500,000   Grady County, OK Industrial Authority
                (Correctional Facilities) 7                                      7.000       11/01/2011             350,000
---------------------------------------------------------------------------------------------------------------------------
    3,555,000   Jackson County, OK Memorial Hospital Authority
                (Jackson County Memorial)                                        7.300       08/01/2015           3,573,166
---------------------------------------------------------------------------------------------------------------------------
    9,000,000   OK Devel. Finance Authority (Doane Products Company)             6.250       07/15/2023           9,104,040
---------------------------------------------------------------------------------------------------------------------------
    4,000,000   OK HFA (Single Family Homeownership Loan Program)                5.050       09/01/2031           4,018,640
---------------------------------------------------------------------------------------------------------------------------
       10,000   OK Water Resource Board                                          6.450       09/01/2013              10,221
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   Oklahoma City, OK Industrial & Cultural Facilities
                (Aero Obligated Group)                                           6.750       01/01/2023           1,597,335
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   Ottawa, OK Finance Authority (Doane Products Company)            7.250       06/01/2017           3,030,570
---------------------------------------------------------------------------------------------------------------------------
    6,425,000   Tulsa, OK Municipal Airport Trust (American Airlines)            5.650       12/01/2035           6,450,572
---------------------------------------------------------------------------------------------------------------------------
   10,500,000   Tulsa, OK Municipal Airport Trust (American Airlines)            7.750       06/01/2035          11,516,820
                                                                                                             --------------
                                                                                                                 51,408,930
---------------------------------------------------------------------------------------------------------------------------
OREGON--0.6%
    3,500,000   Clackamas County, OR Hsg. Authority (Easton Ridge)               5.900       12/01/2026           3,443,125
---------------------------------------------------------------------------------------------------------------------------
    3,745,000   Cow Creek Band, OR (Umpqua Tribe of Indians)                     5.625       10/01/2026           3,720,583
---------------------------------------------------------------------------------------------------------------------------
    5,365,000   Klamath Falls, OR Electric (Klamath Cogeneration)                5.500       01/01/2007           5,339,409
---------------------------------------------------------------------------------------------------------------------------
   10,000,000   Klamath Falls, OR Electric (Klamath Cogeneration)                5.750       01/01/2013           9,301,900
---------------------------------------------------------------------------------------------------------------------------
    2,250,000   Klamath Falls, OR Electric (Klamath Cogeneration)                5.875       01/01/2016           2,029,388
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   Klamath Falls, OR Electric (Klamath Cogeneration)                6.000       01/01/2025           1,350,540
---------------------------------------------------------------------------------------------------------------------------
      320,000   OR Economic Devel. (Georgia-Pacific Corp.)                       5.700       12/01/2025             320,883
---------------------------------------------------------------------------------------------------------------------------
      570,000   OR Economic Devel. (Georgia-Pacific Corp.)                       6.350       08/01/2025             570,331
---------------------------------------------------------------------------------------------------------------------------
    2,555,000   OR Solid Waste Disposal (USG Corp.)                              6.400       12/01/2029           2,706,128
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   Port of Portland, OR Special Obligation (Delta Air Lines) 1      6.200       09/01/2022             761,010
---------------------------------------------------------------------------------------------------------------------------
    3,300,000   Port of St. Helen's, OR Pollution Control
                (Boise Cascade Corp.)                                            5.650       12/01/2027           3,360,390
                                                                                                             --------------
                                                                                                                 32,903,687

                 47 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--4.3%
$   1,250,000   Allegheny County, PA HDA (The Covenant at South Hills) 1         8.750%      02/01/2031      $      623,450
---------------------------------------------------------------------------------------------------------------------------
    4,370,000   Allegheny County, PA HDA
                (West Penn Allegheny Health System)                              9.250       11/15/2015           5,194,007
---------------------------------------------------------------------------------------------------------------------------
    6,000,000   Allegheny County, PA HDA
                (West Penn Allegheny Health System)                              9.250       11/15/2022           7,110,240
---------------------------------------------------------------------------------------------------------------------------
   36,010,000   Allegheny County, PA HDA
                (West Penn Allegheny Health System)                              9.250       11/15/2030          42,599,110
---------------------------------------------------------------------------------------------------------------------------
       95,000   Beaver County, PA IDA (J. Ray McDermott & Company)               6.800       02/01/2009              95,352
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Chester County, PA H&EFA (Jenners Pond)                          7.750       07/01/2034           1,031,410
---------------------------------------------------------------------------------------------------------------------------
      340,000   Horsham, PA Industrial & Commercial Devel. Authority
                (GF/Pennsylvania Property)                                       7.375       09/01/2008             337,923
---------------------------------------------------------------------------------------------------------------------------
    5,040,000   Horsham, PA Industrial & Commercial Devel. Authority
                (GF/Pennsylvania Property)                                       8.375       09/01/2024           5,042,621
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Lawrence County, PA IDA (Shenango Presbyterian Center)           7.500       11/15/2031           1,072,440
---------------------------------------------------------------------------------------------------------------------------
      485,000   New Morgan, PA IDA (Browning-Ferris Industries)                  6.500       04/01/2019             481,396
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   PA EDFA (National Gypsum Company)                                6.250       11/01/2027           5,266,500
---------------------------------------------------------------------------------------------------------------------------
   79,425,000   PA EDFA (Reliant Energy)                                         6.750       12/01/2036          85,199,992
---------------------------------------------------------------------------------------------------------------------------
   17,500,000   PA EDFA (Reliant Energy)                                         6.750       12/01/2036          18,772,425
---------------------------------------------------------------------------------------------------------------------------
   29,675,000   PA EDFA (Reliant Energy)                                         6.750       12/01/2036          31,832,669
---------------------------------------------------------------------------------------------------------------------------
   17,500,000   PA EDFA (Reliant Energy)                                         6.750       12/01/2036          18,772,425
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   PA EDFA (USG Corp.)                                              6.000       06/01/2031           3,123,900
---------------------------------------------------------------------------------------------------------------------------
      250,000   Philadelphia, PA H&HEFA (Temple University Hospital)             6.625       11/15/2023             253,328
                                                                                                             --------------
                                                                                                                226,809,188
---------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND--2.4%
   45,000,000   Central Falls, RI Detention Facility                             7.250       07/15/2035          49,666,500
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   RI Hsg. & Mtg. Finance Corp. RITES                               6.997 3     10/01/2022           2,106,440
---------------------------------------------------------------------------------------------------------------------------
   51,715,000   RI Tobacco Settlement Financing Corp. (TASC)                     6.250       06/01/2042          54,558,808
---------------------------------------------------------------------------------------------------------------------------
   18,085,000   RI Tobacco Settlement Financing Corp. (TASC), Series A           6.125       06/01/2032          19,078,590
                                                                                                             --------------
                                                                                                                125,410,338
---------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--1.4%
    7,500,000   Columbia, SC Parking Facility ROLs                               6.100 3     02/01/2037           7,838,775
---------------------------------------------------------------------------------------------------------------------------
      560,000   Darlington County, SC Industrial Devel.
                (Sonoco Products Company)                                        6.000       04/01/2026             570,102
---------------------------------------------------------------------------------------------------------------------------
    1,510,000   Florence County, SC Industrial Devel.
                (Stone Container Corp.)                                          7.375       02/01/2007           1,512,190
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   Georgetown County, SC Environmental Improvement
                (International Paper Company)                                    5.550       12/01/2029           2,064,680
---------------------------------------------------------------------------------------------------------------------------
    7,740,000   Greenville County, SC School District                            4.625       12/01/2020           7,828,700
---------------------------------------------------------------------------------------------------------------------------
    4,815,000   Lancaster County, SC (Edenmoor Improvement District)             5.750       12/01/2037           4,867,195
---------------------------------------------------------------------------------------------------------------------------
    1,795,000   McCormick County, SC Hospital Facilities
                (Health Care Center)                                             8.000       03/01/2021           2,058,973

                 48 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA Continued
$   6,250,000   SC Connector 2000 Assoc. Toll Road, Series B                     6.550% 4    01/01/2020      $    2,972,875
---------------------------------------------------------------------------------------------------------------------------
    8,500,000   SC Connector 2000 Assoc. Toll Road, Series B                     6.620 4     01/01/2024           3,199,655
---------------------------------------------------------------------------------------------------------------------------
    7,315,000   SC GO ROLs                                                       6.058 3     08/01/2019           7,934,288
---------------------------------------------------------------------------------------------------------------------------
    1,720,000   SC Hsg. Finance & Devel. Authority RITES                         5.731 3     01/01/2023           1,760,420
---------------------------------------------------------------------------------------------------------------------------
    2,775,000   SC Hsg. Finance & Devel. Authority ROLs                          9.271 3     07/01/2034           2,936,339
---------------------------------------------------------------------------------------------------------------------------
        5,000   SC Resource Authority Local Government Program                   7.250       06/01/2020               5,014
---------------------------------------------------------------------------------------------------------------------------
   18,840,000   SC Tobacco Settlement Management Authority, Series B             6.375       05/15/2028          20,198,552
---------------------------------------------------------------------------------------------------------------------------
    6,485,000   SC Tobacco Settlement Management Authority, Series B             6.375       05/15/2030           7,236,871
---------------------------------------------------------------------------------------------------------------------------
    3,430,000   York County, SC (Hoechst Celanese Corp.)                         5.700       01/01/2024           3,419,676
---------------------------------------------------------------------------------------------------------------------------
      315,000   York County, SC Pollution Control (Bowater)                      7.400       01/01/2010             318,875
                                                                                                             --------------
                                                                                                                 76,723,180
---------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--1.0%
    7,200,000   Lower Brule, SD Sioux Tribe (Farm Road Reconstruction)           6.500       02/01/2016           7,184,808
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Lower Brule, SD Sioux Tribe, Series B                            5.500       05/01/2019             983,730
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Lower Brule, SD Sioux Tribe, Series B                            5.600       05/01/2020             985,970
---------------------------------------------------------------------------------------------------------------------------
   37,065,000   SD Educational Enhancement Funding Corp.
                Tobacco Settlement                                               6.500       06/01/2032          40,073,937
---------------------------------------------------------------------------------------------------------------------------
    6,131,469   Sioux Falls, SD Economic Devel. (City Centre Hotel)              7.000 8     11/01/2016           6,059,056
                                                                                                             --------------
                                                                                                                 55,287,501
---------------------------------------------------------------------------------------------------------------------------
TENNESSEE--1.1%
      985,000   Chattanooga, TN Health Educational & Hsg. Board
                (Campus Devel. Foundation Phase I)                               5.500       10/01/2020           1,001,912
---------------------------------------------------------------------------------------------------------------------------
    1,800,000   Chattanooga, TN Health Educational & Hsg. Board
                (Campus Devel. Foundation Phase I)                               6.000       10/01/2035           1,863,306
---------------------------------------------------------------------------------------------------------------------------
   17,000,000   Johnson City, TN Health & Educational Facilities Board
                (Mountain States Health Alliance)                                5.500       07/01/2036          17,752,080
---------------------------------------------------------------------------------------------------------------------------
    6,000,000   Johnson City, TN Health & Educational Facilities
                Board RITES                                                      6.173 3     07/01/2036           6,530,940
---------------------------------------------------------------------------------------------------------------------------
       25,000   Knox County, TN Industrial Devel. Board
                (Waterford Apartments)                                           5.850       03/01/2015              25,366
---------------------------------------------------------------------------------------------------------------------------
    7,400,000   Maury County, TN Industrial Devel. Board
                (General Motors Corp.)                                           7.750 8     06/01/2027           7,400,000
---------------------------------------------------------------------------------------------------------------------------
    7,000,000   Maury County, TN Industrial Devel. Board
                (General Motors Corp.)                                           8.000 8     09/01/2027           7,000,000
---------------------------------------------------------------------------------------------------------------------------
    4,405,000   McMinn County, TN Industrial Devel. Board
                Pollution Control (Calhoun Newsprint)                            7.625       03/01/2016           4,412,929
---------------------------------------------------------------------------------------------------------------------------
    1,520,000   McMinn County, TN Industrial Devel. Board Solid Waste
                (Calhoun Newsprint)                                              7.400       12/01/2022           1,541,706
---------------------------------------------------------------------------------------------------------------------------
      300,000   Memphis-Shelby County, TN Airport Authority
                (Express Airlines)                                               6.125       12/01/2016             277,437

                 49 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
TENNESSEE Continued
$   8,500,000   Metropolitan Knoxville, TN Airport Authority
                (Northwest Airlines) 1                                           8.000%      04/01/2032      $    4,479,670
---------------------------------------------------------------------------------------------------------------------------
      800,000   Shelby County, TN HE&HF
                (Cornerstone-Cameron & Stonegate) 1                              5.900       07/01/2018             582,376
---------------------------------------------------------------------------------------------------------------------------
      655,000   Shelby County, TN HE&HF
                (Cornerstone-Cameron & Stonegate) 1                              6.000       07/01/2028             477,154
---------------------------------------------------------------------------------------------------------------------------
      310,000   Shelby County, TN HE&HF (Lapaloma Apartments)                    7.750       12/01/2029             301,336
---------------------------------------------------------------------------------------------------------------------------
    3,500,000   TN Hsg. Devel. Agency (Homeownership Program)                    5.150       01/01/2037           3,545,465
                                                                                                             --------------
                                                                                                                 57,191,677
---------------------------------------------------------------------------------------------------------------------------
TEXAS--10.9%
   76,240,000   Alliance Airport Authority, TX (American Airlines)               7.500       12/01/2029          76,623,487
---------------------------------------------------------------------------------------------------------------------------
       20,000   Angelina & Neches River Authority, TX Solid Waste
                (Champion International Corp.)                                   6.300       04/01/2018              20,434
---------------------------------------------------------------------------------------------------------------------------
    2,225,000   Austin, TX Convention Enterprises (Convention Center)            5.750       01/01/2032           2,291,528
---------------------------------------------------------------------------------------------------------------------------
    4,000,000   Austin, TX Convention Enterprises (Convention Center)            6.000       01/01/2023           4,226,600
---------------------------------------------------------------------------------------------------------------------------
      520,000   Austin, TX Convention Enterprises (Convention Center)            6.700       01/01/2028             552,796
---------------------------------------------------------------------------------------------------------------------------
      135,000   Beaumont, TX Multifamily HDC
                (Madison on the Lake Apartments)                                 7.750       12/01/2028             135,612
---------------------------------------------------------------------------------------------------------------------------
      485,000   Bexar County, TX HFC (American Opportunity Hsg.)                 7.500       01/01/2013             489,734
---------------------------------------------------------------------------------------------------------------------------
      880,000   Bexar County, TX HFC (American Opportunity Hsg.)                 8.000       01/01/2031             878,495
---------------------------------------------------------------------------------------------------------------------------
    1,195,000   Bexar County, TX HFC (American Opportunity Hsg.)                 8.250       12/01/2037           1,234,304
---------------------------------------------------------------------------------------------------------------------------
      970,000   Bexar County, TX HFC (American Opportunity Hsg.)                 9.250       12/01/2037             986,335
---------------------------------------------------------------------------------------------------------------------------
    1,145,000   Bexar County, TX HFC
                (American Opportunity Hsg.-Nob Hill Apartments)                  8.500       06/01/2031           1,148,000
---------------------------------------------------------------------------------------------------------------------------
    1,020,000   Bexar County, TX HFC (Doral Club)                                8.750       10/01/2036           1,017,532
---------------------------------------------------------------------------------------------------------------------------
      215,000   Bexar County, TX HFC (Honey Creek LLC)                           8.000       04/01/2030             215,978
---------------------------------------------------------------------------------------------------------------------------
       50,000   Bexar County, TX HFC (Honey Creek LLC)                           9.000       04/01/2030              48,961
---------------------------------------------------------------------------------------------------------------------------
    1,460,000   Bexar County, TX HFC (Perrin Square)                             9.750       11/20/2031           1,530,679
---------------------------------------------------------------------------------------------------------------------------
   20,000,000   Brazos River Authority, TX (TXU Energy Company)                  5.000       03/01/2041          19,675,600
---------------------------------------------------------------------------------------------------------------------------
    3,150,000   Brazos River Authority, TX (TXU Energy Company)                  6.750       10/01/2038           3,538,269
---------------------------------------------------------------------------------------------------------------------------
    8,095,000   Brazos River Authority, TX (TXU Energy Company)                  7.700       04/01/2033           9,438,770
---------------------------------------------------------------------------------------------------------------------------
    3,375,000   Brazos River Authority, TX ROLs 6                                9.645 3     05/01/2029           3,770,010
---------------------------------------------------------------------------------------------------------------------------
   17,500,000   Cambridge, TX Student Hsg.
                (Cambridge Student Hsg. Devel.)                                  7.000       11/01/2039          17,612,525
---------------------------------------------------------------------------------------------------------------------------
    3,700,000   Comal County, TX Health Facilities Devel. Corp.
                (MMH/MHS/MHM Obligated Group)                                    6.250       02/01/2032           3,933,951
---------------------------------------------------------------------------------------------------------------------------
      885,000   Dallas-Fort Worth, TX International Airport Facility
                (American Airlines)                                              6.150       05/01/2029             887,682
---------------------------------------------------------------------------------------------------------------------------
    3,630,000   Dallas-Fort Worth, TX International Airport Facility
                (American Airlines)                                              6.375       05/01/2035           3,575,949

                 50 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$     165,000   Dallas-Fort Worth, TX International Airport Facility
                (American Airlines)                                              7.250%      11/01/2030      $      164,975
---------------------------------------------------------------------------------------------------------------------------
      185,000   Dallas-Fort Worth, TX International Airport Facility
                (American Airlines)                                              8.250       11/01/2036             198,734
---------------------------------------------------------------------------------------------------------------------------
   22,000,000   Dallas-Fort Worth, TX International Airport
                Facility Improvement Corp.                                       9.000       05/01/2029          25,622,740
---------------------------------------------------------------------------------------------------------------------------
   45,945,000   Dallas-Fort Worth, TX International Airport
                Facility Improvement Corp.                                       9.125       05/01/2029          52,496,298
---------------------------------------------------------------------------------------------------------------------------
    9,320,000   Dallas-Fort Worth, TX International Airport
                Facility Improvement Corp. (Learjet)                             6.150       01/01/2016           9,448,616
---------------------------------------------------------------------------------------------------------------------------
    6,000,000   Dallas-Fort Worth, TX International Airport RITES                6.421 3     11/01/2027           6,173,400
---------------------------------------------------------------------------------------------------------------------------
    8,125,000   Dallas-Fort Worth, TX International Airport ROLs                10.486 3     11/01/2033           9,959,788
---------------------------------------------------------------------------------------------------------------------------
       20,000   Dallas-Fort Worth, TX Regional Airport
                (Dallas-Fort Worth Interational Airport)                         5.500       11/01/2015              20,314
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Danbury, TX Higher Education Authority
                (AW Brown Fellowship Charter) 2                                  5.125       08/15/2036             998,450
---------------------------------------------------------------------------------------------------------------------------
      450,000   Decatur, TX Hospital Authority
                (Wise Regional Health System)                                    5.625       09/01/2013             455,342
---------------------------------------------------------------------------------------------------------------------------
    5,587,619   El Paso, TX HFC (Single Family)                                  6.180       04/01/2033           5,884,489
---------------------------------------------------------------------------------------------------------------------------
    7,240,000   El Paso, TX HFDC (Bienvivir Senior Health Services)              7.750       08/15/2031           7,944,886
---------------------------------------------------------------------------------------------------------------------------
       25,000   Galveston County, TX HFC                                         6.200       10/01/2021              25,063
---------------------------------------------------------------------------------------------------------------------------
    1,895,000   Galveston County, TX HFC (Single Family)                         6.300       09/15/2031           1,927,480
---------------------------------------------------------------------------------------------------------------------------
        5,000   Galveston, TX Special Contract (Farmers Export Company)          6.750       05/01/2007               5,012
---------------------------------------------------------------------------------------------------------------------------
    6,935,000   Garza County, TX Public Facility Corp.                           5.750       10/01/2025           7,210,458
---------------------------------------------------------------------------------------------------------------------------
       50,000   Grand Prairie, TX HFC (Windsor Hsg. Foundation)                  6.875       02/01/2025              50,624
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Grapevine, TX IDC (Air Cargo)                                    6.500       01/01/2024           1,073,340
---------------------------------------------------------------------------------------------------------------------------
    4,660,000   Gulf Coast, TX IDA (Citgo Petroleum Corp.)                       7.500       05/01/2025           5,224,792
---------------------------------------------------------------------------------------------------------------------------
       75,000   Gulf Coast, TX Waste Disposal Authority (FMC Corp.)              7.050       10/01/2009              76,535
---------------------------------------------------------------------------------------------------------------------------
    5,685,000   Gulf Coast, TX Waste Disposal Authority
                (International Paper Company)                                    6.100       08/01/2024           6,083,177
---------------------------------------------------------------------------------------------------------------------------
       25,000   Gulf Coast, TX Waste Disposal Authority
                (Valero Energy Corp.)                                            5.700       04/01/2032              25,611
---------------------------------------------------------------------------------------------------------------------------
    5,950,000   Harris County, TX IDC (Continental Airlines)                     5.375       07/01/2019           5,346,551
---------------------------------------------------------------------------------------------------------------------------
       30,000   Harris County, TX Water Control
                & Improvement District No. 114                                   6.750       09/01/2006              30,072
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   HFDC of Central TX
                (Lutheran Social Services of the South)                          6.875       02/15/2032           2,092,480
---------------------------------------------------------------------------------------------------------------------------
    4,000,000   HFDC of Central TX (Villa De San Antonio)                        6.250       05/15/2036           4,043,160
---------------------------------------------------------------------------------------------------------------------------
    6,495,000   Houston, TX Airport Special Facilities (Continental Airlines)    5.700       07/15/2029           6,277,158
---------------------------------------------------------------------------------------------------------------------------
    6,855,000   Houston, TX Airport Special Facilities (Continental Airlines)    5.700       07/15/2029           6,625,083
---------------------------------------------------------------------------------------------------------------------------
    8,600,000   Houston, TX Airport Special Facilities (Continental Airlines)    6.125       07/15/2017           8,629,240
---------------------------------------------------------------------------------------------------------------------------
    7,580,000   Houston, TX Airport Special Facilities (Continental Airlines)    6.125       07/15/2027           7,579,924

                 51 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$  17,975,000   Houston, TX Airport Special Facilities (Continental Airlines)    6.125%      07/15/2027      $   18,027,847
---------------------------------------------------------------------------------------------------------------------------
   17,750,000   Houston, TX Airport Special Facilities (Continental Airlines)    6.750       07/01/2021          18,884,580
---------------------------------------------------------------------------------------------------------------------------
   46,045,000   Houston, TX Airport Special Facilities (Continental Airlines)    6.750       07/01/2029          48,757,511
---------------------------------------------------------------------------------------------------------------------------
      100,000   Houston, TX Airport Special Facilities (Continental Airlines)    7.000       07/01/2029             106,701
---------------------------------------------------------------------------------------------------------------------------
    1,260,000   Houston, TX Airport Special Facilities (Continental Airlines)    7.375       07/01/2022           1,366,180
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   Houston, TX HFDC (Buckinham Senior Living Community)             7.000       02/15/2026           1,655,055
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   Houston, TX HFDC (Buckinham Senior Living Community)             7.125       02/15/2034           5,524,750
---------------------------------------------------------------------------------------------------------------------------
      165,000   Houston, TX IDC (Air Cargo)                                      6.375       01/01/2023             175,991
---------------------------------------------------------------------------------------------------------------------------
    4,200,000   Hutto, TX Independent School District ROLs                       8.598 3     08/01/2037           4,609,836
---------------------------------------------------------------------------------------------------------------------------
    2,200,000   IAH TX Public Facility Corp.                                     7.750       05/01/2026           2,186,624
---------------------------------------------------------------------------------------------------------------------------
    2,500,000   Lancaster, TX Independent School District GO RITES               9.432 3     02/15/2034           3,684,300
---------------------------------------------------------------------------------------------------------------------------
    6,025,000   Lancaster, TX Independent School District ROLs                   6.100 3     02/15/2034           6,379,511
---------------------------------------------------------------------------------------------------------------------------
      815,000   Laredo, TX HFC                                                   6.950       10/01/2027             829,401
---------------------------------------------------------------------------------------------------------------------------
    9,000,000   Lewisville, TX GO                                                6.125       09/01/2029           9,837,990
---------------------------------------------------------------------------------------------------------------------------
    1,790,000   Lubbock, TX HFC (Las Colinas Quail Creek Apartments)             6.000       07/01/2032           1,813,413
---------------------------------------------------------------------------------------------------------------------------
      245,000   Matagorda County, TX Navigation District
                (Central Power & Light Company)                                  6.125       05/01/2030             250,319
---------------------------------------------------------------------------------------------------------------------------
      410,000   Matagorda County, TX Navigation District (Reliant Energy)        5.950       05/01/2030             422,390
---------------------------------------------------------------------------------------------------------------------------
    1,350,000   Newton County, TX Public Facility Corp. 7                        8.000       03/01/2019           1,376,055
---------------------------------------------------------------------------------------------------------------------------
    2,250,000   North Central, TX HFDC (Northwest Senior Hsg. Corp.)             7.500       11/15/2029           2,518,245
---------------------------------------------------------------------------------------------------------------------------
    1,860,000   Nueces County, TX HFC (Dolphins Landing Apartments)              6.875       07/01/2030           1,975,934
---------------------------------------------------------------------------------------------------------------------------
    5,920,000   Port of Bay City, TX (Hoechst Celanese Corp.)                    6.500       05/01/2026           6,056,515
---------------------------------------------------------------------------------------------------------------------------
   15,000,000   Port of Corpus Christi, TX Authority (CNA Holdings)              6.700       11/01/2030          16,251,000
---------------------------------------------------------------------------------------------------------------------------
       75,000   Port of Corpus Christi, TX Industrial Devel. Corp.
                (Citgo Petroleum Corp.)                                          8.250       11/01/2031              78,034
---------------------------------------------------------------------------------------------------------------------------
       80,000   Sabine, TX River Authority Pollution Control
                (TXU Electric Company)                                           6.450       06/01/2021              85,316
---------------------------------------------------------------------------------------------------------------------------
   10,565,000   San Antonio, TX Convention Center Hotel
                Finance Corp. ROLs                                               8.458 3     07/15/2039          10,965,202
---------------------------------------------------------------------------------------------------------------------------
   14,410,000   San Antonio, TX Convention Center Hotel
                Finance Corp. ROLs                                               8.478 3     07/15/2034          15,093,322
---------------------------------------------------------------------------------------------------------------------------
    7,000,000   San Antonio, TX HFC (Midcrowne Senior Apartments)                5.150       06/20/2047           7,024,220
---------------------------------------------------------------------------------------------------------------------------
       45,000   Southeast TX HFC (Forest View Apartments) 1                      8.750       11/01/2023              36,009
---------------------------------------------------------------------------------------------------------------------------
    6,030,000   Springhill, TX Courtland Heights Public Facility Corp.           5.850       12/01/2028           6,091,205
---------------------------------------------------------------------------------------------------------------------------
   10,755,000   Tarrant County, TX HFC (Lindberg Park)                           5.150       10/20/2047          10,791,459
---------------------------------------------------------------------------------------------------------------------------
    1,600,000   Travis County, TX HFDC (Querencia Barton Creek)                  5.650       11/15/2035           1,563,568
---------------------------------------------------------------------------------------------------------------------------
    8,400,000   Trinity, TX River Authority (General Motors Corp.)               7.875 8     04/01/2009           8,400,000
---------------------------------------------------------------------------------------------------------------------------
    2,320,000   TX Affordable Hsg. Corp. (American Hsg. Foundation) 1,7          8.000       03/01/2032             139,200
---------------------------------------------------------------------------------------------------------------------------
    2,965,000   TX Affordable Hsg. Corp.
                (Ashton Place & Woodstock Apartments)                            6.300       08/01/2033           2,450,217
---------------------------------------------------------------------------------------------------------------------------
   10,000,000   TX Dept. of Hsg. & Community Affairs RITES                       6.456 3     07/01/2034          10,205,400

                 52 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$   2,500,000   TX GO RITES                                                     10.928% 3    12/01/2028      $    2,875,000
---------------------------------------------------------------------------------------------------------------------------
    1,840,000   TX Panhandle HFA (Amarillo Affordable Hsg.)                      6.625       03/01/2020           1,681,502
---------------------------------------------------------------------------------------------------------------------------
    2,545,000   TX Panhandle HFA (Amarillo Affordable Hsg.)                      6.750       03/01/2031           2,265,763
---------------------------------------------------------------------------------------------------------------------------
       50,000   TX Student Hsg. Corp. (University of North Texas)                6.000       07/01/2011              48,561
---------------------------------------------------------------------------------------------------------------------------
       85,000   TX Student Hsg. Corp. (University of North Texas)                6.750       07/01/2021              82,018
---------------------------------------------------------------------------------------------------------------------------
      200,000   TX Student Hsg. Corp. (University of North Texas)                6.850       07/01/2031             191,152
---------------------------------------------------------------------------------------------------------------------------
    4,000,000   TX Turnpike Authority ROLs                                       8.578 3     08/15/2042           4,240,240
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   TX Veterans Hsg. Assistance RITES                                9.328 3     06/01/2029           3,331,680
---------------------------------------------------------------------------------------------------------------------------
    4,000,000   Willacy County, TX Local Government Corp. 2                      6.000       03/01/2009           4,052,600
                                                                                                             --------------
                                                                                                                579,908,839
---------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--1.7%
    1,200,000   Guam EDA (Royal Socio Apartments)(1)                             9.500       11/01/2018           1,057,824
---------------------------------------------------------------------------------------------------------------------------
      150,000   Guam GO, Series A                                                5.400       11/15/2018             150,084
---------------------------------------------------------------------------------------------------------------------------
    9,500,000   Northern Mariana Islands, Series A                               6.750       10/01/2033          10,559,630
---------------------------------------------------------------------------------------------------------------------------
  507,000,000   Puerto Rico Children's Trust Fund (TASC)                         6.300 4     05/15/2050          32,037,330
---------------------------------------------------------------------------------------------------------------------------
  745,000,000   Puerto Rico Children's Trust Fund (TASC)                         7.010 4     05/15/2055          24,815,950
---------------------------------------------------------------------------------------------------------------------------
    9,995,000   Puerto Rico Port Authority (American Airlines), Series A         6.250       06/01/2026           9,915,440
---------------------------------------------------------------------------------------------------------------------------
    6,640,000   Puerto Rico Port Authority (American Airlines), Series A         6.300       06/01/2023           6,624,263
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   Puerto Rico Public Finance Corp. ROLs 6                         22.363 3     08/01/2027           4,979,100
                                                                                                             --------------
                                                                                                                 90,139,621
---------------------------------------------------------------------------------------------------------------------------
UTAH--0.1%
      650,000   Carbon County, UT Solid Waste Disposal
                (Allied Waste Industries)                                        7.450       07/01/2017             677,352
---------------------------------------------------------------------------------------------------------------------------
    2,085,000   Carbon County, UT Solid Waste Disposal
                (Allied Waste Industries)                                        7.500       02/01/2010           2,101,847
---------------------------------------------------------------------------------------------------------------------------
    1,935,000   UT HFA (RHA Community Service of Utah)                           6.875       07/01/2027           1,966,811
                                                                                                             --------------
                                                                                                                  4,746,010
---------------------------------------------------------------------------------------------------------------------------
VERMONT--0.0%
    2,000,000   VT EDA (Wake Robin Corp.)                                        5.375       05/01/2036           1,999,520
---------------------------------------------------------------------------------------------------------------------------
       65,000   VT HFA (Single Family), Series 9                                 5.400       05/01/2037              65,527
                                                                                                             --------------
                                                                                                                  2,065,047
---------------------------------------------------------------------------------------------------------------------------
VIRGINIA--1.5%
    2,275,000   Bedford County, VA IDA (Georgia-Pacific Corp.)                   6.550       12/01/2025           2,363,156
---------------------------------------------------------------------------------------------------------------------------
    6,300,000   Celebrate, VA South Community Devel. Authority
                Special Assessment                                               6.250       03/01/2037           6,424,614
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   Fairfax County, VA Redevel. & Hsg. Authority
                (Burke Shire Commons)                                            7.600       10/01/2036           3,124,380
---------------------------------------------------------------------------------------------------------------------------
       90,000   Giles County, VA IDA (Hoechst Celanese Corp.)                    5.950       12/01/2025              90,414
---------------------------------------------------------------------------------------------------------------------------
    9,950,000   Giles County, VA IDA (Hoechst Celanese Corp.)                    6.450       05/01/2026          10,110,096

                 53 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
---------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
VIRGINIA Continued
$   7,720,000   Giles County, VA IDA (Hoechst Celanese Corp.)                    6.625%      12/01/2022      $    7,743,237
---------------------------------------------------------------------------------------------------------------------------
    1,750,000   Halifax County, VA IDA RITES                                     8.828 3     06/01/2028           2,287,005
---------------------------------------------------------------------------------------------------------------------------
        5,000   Harrisonburg, VA Redevel. & Hsg. Authority
                (Greens of Salem Run)                                            5.850       04/01/2007               5,027
---------------------------------------------------------------------------------------------------------------------------
       25,000   Hopewell, VA IDA (Continental Group)                             5.900       06/01/2007              24,779
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   New Port, VA CDA                                                 5.600       09/01/2036           3,033,690
---------------------------------------------------------------------------------------------------------------------------
    1,085,000   Norfolk, VA Redevel. & Hsg. Authority
                (First Mtg.-Retirement Community)                                6.125       01/01/2035           1,116,140
---------------------------------------------------------------------------------------------------------------------------
   10,350,000   Pittsylvania County, VA IDA (Multitrade of Pittsylvania)         7.500       01/01/2014          10,400,198
---------------------------------------------------------------------------------------------------------------------------
    7,050,000   Pittsylvania County, VA IDA (Multitrade of Pittsylvania)         7.550       01/01/2019           7,082,924
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   Pocahontas Parkway Assoc., VA
                (Route 895 Connector Toll Road)                                  5.250       08/15/2008           3,090,750
---------------------------------------------------------------------------------------------------------------------------
    2,250,000   Pocahontas Parkway Assoc., VA
                (Route 895 Connector Toll Road)                                  7.000 4     08/15/2007           2,162,925
---------------------------------------------------------------------------------------------------------------------------
   20,000,000   VA Tobacco Settlement Authority (TASC)                           5.625       06/01/2037          20,770,800
---------------------------------------------------------------------------------------------------------------------------
    2,500,000   West Point, VA IDA (Chesapeake Corp.)                            6.375       03/01/2019           2,521,525
                                                                                                             --------------
                                                                                                                 82,351,660
---------------------------------------------------------------------------------------------------------------------------
WASHINGTON--1.4%
    3,000,000   Chelan County, WA Public Utility District RITES                  8.732 3     01/01/2036           3,762,540
---------------------------------------------------------------------------------------------------------------------------
    3,500,000   Grant County, WA Public Utility District RITES                   6.466 3     01/01/2022           3,545,990
---------------------------------------------------------------------------------------------------------------------------
      500,000   King County, WA Hsg. Authority
                (Southwood Square Apartments)                                    6.200       10/01/2031             508,795
---------------------------------------------------------------------------------------------------------------------------
    2,455,000   Port Camas, WA Public Industrial Corp.
                (James River Corp. of Virginia)                                  6.700       04/01/2023           2,457,038
---------------------------------------------------------------------------------------------------------------------------
       55,000   Port Kalama, WA, Series B                                        5.550       12/01/2010              55,153
---------------------------------------------------------------------------------------------------------------------------
    1,600,000   Port of Seattle, WA Special Facility (Northwest Airlines) 1      7.125       04/01/2020           1,036,688
---------------------------------------------------------------------------------------------------------------------------
   24,900,000   Port of Seattle, WA Special Facility (Northwest Airlines) 1      7.250       04/01/2030          16,133,457
---------------------------------------------------------------------------------------------------------------------------
    1,095,000   Seattle, WA Hsg. Authority (Kin on Health Care Center)           7.400       11/20/2036           1,146,268
---------------------------------------------------------------------------------------------------------------------------
    1,675,000   Snohomish County, WA Hsg. Authority
                (Whispering Pines Apartments)                                    5.600       09/01/2025           1,693,325
---------------------------------------------------------------------------------------------------------------------------
    1,250,000   Snohomish County, WA Hsg. Authority
                (Whispering Pines Apartments)                                    5.750       09/01/2030           1,267,138
---------------------------------------------------------------------------------------------------------------------------
    7,105,000   Tacoma, WA Port Authority ROLs                                   8.230 3     12/01/2030           7,644,696
---------------------------------------------------------------------------------------------------------------------------
   13,160,000   WA HFC (Single Family Programs) 2                                5.150       06/01/2037          13,309,761
---------------------------------------------------------------------------------------------------------------------------
    4,620,000   WA Tobacco Settlement Authority (TASC)                           6.500       06/01/2026           5,037,509
---------------------------------------------------------------------------------------------------------------------------
   14,285,000   WA Tobacco Settlement Authority (TASC)                           6.625       06/01/2032          15,577,221
                                                                                                             --------------
                                                                                                                 73,175,579
---------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA--0.5%
   14,020,000   Braxton County, WV Solid Waste Disposal
                (Weyerhaeuser Company)                                           5.800       06/01/2027          14,358,022
---------------------------------------------------------------------------------------------------------------------------
    5,425,000   Braxton County, WV Solid Waste Disposal ROLs 6                  10.040 3     05/01/2025           5,369,991


                 54 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                         VALUE
       AMOUNT                                                                   COUPON        MATURITY           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA Continued
$     600,000   Ohio County, WV Commission Special District Excise Tax
                (Fort Henry Centre)                                              5.625%      03/01/2036      $      605,940
---------------------------------------------------------------------------------------------------------------------------
       15,000   WV Hospital Finance Authority
                (Charleston Area Medical Center)                                 7.250       10/01/2014              15,036
---------------------------------------------------------------------------------------------------------------------------
    4,765,000   WV Hsg. Devel. Fund RITES                                        7.912 3     11/01/2032           4,885,745
                                                                                                             --------------
                                                                                                                 25,234,734
---------------------------------------------------------------------------------------------------------------------------
WISCONSIN--1.5%
       15,000   Badger, WI Tobacco Asset Securitization Corp.                    6.125       06/01/2027              15,949
---------------------------------------------------------------------------------------------------------------------------
   40,935,000   Badger, WI Tobacco Asset Securitization Corp.                    6.375       06/01/2032          43,802,497
---------------------------------------------------------------------------------------------------------------------------
    4,450,000   Janesville, WI Pollution Control (General Motors Corp.)          5.550       04/01/2009           4,404,165
---------------------------------------------------------------------------------------------------------------------------
    6,510,000   Kaukauna, WI Environmental Improvement
                (International Paper Company)                                    5.250       06/01/2029           6,453,949
---------------------------------------------------------------------------------------------------------------------------
      670,000   Milwaukee, WI (Aero Milwaukee)                                   6.500       01/01/2025             719,138
---------------------------------------------------------------------------------------------------------------------------
    1,350,000   Milwaukee, WI (Air Cargo)                                        7.500       01/01/2025           1,475,375
---------------------------------------------------------------------------------------------------------------------------
      165,000   New Berlin, WI Hsg. Authority (Pinewood Creek)                   6.800       11/01/2012             169,241
---------------------------------------------------------------------------------------------------------------------------
      160,000   New Berlin, WI Hsg. Authority (Pinewood Creek)                   6.850       05/01/2013             164,112
---------------------------------------------------------------------------------------------------------------------------
    1,595,000   New Berlin, WI Hsg. Authority (Pinewood Creek)                   7.125       05/01/2024           1,632,004
---------------------------------------------------------------------------------------------------------------------------
    1,750,000   Sokaogon, WI Chippewa Community (Gaming)                         7.000       01/01/2026           1,735,563
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   Sokaogon, WI Chippewa Community (Gaming)                         8.250       01/01/2017           1,987,540
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   WI H&EFA (Eastcastle Place)                                      6.125       12/01/2034           1,017,150
---------------------------------------------------------------------------------------------------------------------------
    4,400,000   WI H&EFA (Hess Memorial Hospital Assoc.)                         7.750       11/01/2015           4,477,836
---------------------------------------------------------------------------------------------------------------------------
       50,000   WI H&EFA (Milwaukee Catholic Home)                               7.250       07/01/2017              50,957
---------------------------------------------------------------------------------------------------------------------------
    1,300,000   WI H&EFA (Wisconsin Illinois Senior Hsg.)                        5.650       08/01/2021           1,312,064
---------------------------------------------------------------------------------------------------------------------------
    2,385,000   WI H&EFA (Wisconsin Illinois Senior Hsg.)                        5.800       08/01/2029           2,402,434
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   WI H&EFA RITES                                                   7.432 3     02/15/2032           2,314,400
---------------------------------------------------------------------------------------------------------------------------
    3,205,000   WI Hsg. & Economic Devel. Authority RITES                        7.978 3     09/01/2024           3,323,457
---------------------------------------------------------------------------------------------------------------------------
    3,800,000   WI Hsg. & Economic Devel. Authority ROLs                         8.265 3     03/01/2024           3,807,600
---------------------------------------------------------------------------------------------------------------------------
      250,000   WI Lac Courte Oreilles Band of Lake Superior
                Chippewa Indians                                                 8.000       12/01/2018             248,526
                                                                                                             --------------
                                                                                                                 81,513,957
---------------------------------------------------------------------------------------------------------------------------
WYOMING--0.0%
      500,000   Jackson, WY National Rural Utilities Cooperative
                (Lower Valley Power & Light Company)                             5.875       05/01/2026             509,410

---------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS, AT VALUE (COST $5,038,300,276)--99.1%                                                    5,250,206,517
---------------------------------------------------------------------------------------------------------------------------
  OTHER ASSETS NET OF LIABILITIES--0.9                                                                           47,309,936
                                                                                                             --------------
  NET ASSETS-100.0%                                                                                          $5,297,516,453
                                                                                                             ==============

                 55 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Issue is in default. Non-income producing. See Note 1 of accompanying Notes.

2. When-issued security or forward commitment to be delivered and settled after July 31, 2006. See Note 1 of accompanying Notes.

3. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of accompanying Notes.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Security is subject to a shortfall and forbearance agreement. See Note 1 of accompanying Notes.

7. Illiquid security. The aggregate value of illiquid securities as of July 31, 2006 was $34,913,315, which represents 0.66% of the Fund's net assets. See Note 5 of accompanying Notes.

8. Represents the current interest rate for a variable or increasing rate security.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ADA                       Atlanta Devel. Authority
AHS                       Adventist Health System
CAU                       Clark Atlanta University
CCRC                      Continuing Care Retirement Community
CDA                       Communities Devel. Authority
CFGH                      Central Florida Group Homes
COP                       Certificates of Participation
CV                        Chippewa Valley
DA                        Dormitory Authority
DRIVERS                   Derivative Inverse Tax Exempt Receipts
EDA                       Economic Devel. Authority
EDC                       Economic Devel. Corp.
EDFA                      Economic Devel. Finance Authority
EF&CD                     Environmental Facilities and Community
                          Devel.
FH                        Foothill Hospital
FMC                       Flagstaff Medical Center
GO                        General Obligation
H&EFA                     Health and Educational Facilities
                          Authority
H&HEFA                    Hospitals and Higher Education Facilities
                          Authority
HDA                       Hospital Devel. Authority
HDC                       Housing Devel. Corp.
HE&HF                     Higher Educational and Housing Facilities
HE&HFA                    Higher Education and Health Facilities
                          Authority
HFA                       Housing Finance Agency
HFC                       Housing Finance Corp.
HFDC                      Health Facilities Devel. Corp.
HJDOI                     Hospital for Joint Diseases Orthopedic
                          Institute
IDA                       Industrial Devel. Agency
IDC                       Industrial Devel. Corp.
IF&PCFA                   Industrial Facilities & Pollution Control
                          Financing Authority
IRS                       Inverse Rate Security
JFK                       John Fitzgerald Kennedy
LUHS                      Loyola University Health Systems
LUMC                      Loyola University Medical Center
MHM                       McKenna Health Management
MHS                       McKenna Health System
MMH                       McKenna Memorial Hospital
MSH/NYU                   Mount Sinai Hospital/New York
                          University
NYC                       New York City
NYS                       New York State
OCC                       Oakview Care Center
RHA                       Resource Healthcare of America
RITES                     Residual Interest Tax Exempt Security
ROLs                      Residual Option Longs
Res Rec                   Resource Recovery Facility
TASC                      Tobacco Settlement Asset-Backed Bonds
TFABs                     Tobacco Flexible Amortization Bonds
YMCA                      Young Men's Christian Assoc.


                 56 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                                        VALUE    PERCENT
--------------------------------------------------------------------------------
Tobacco Settlement Payments                            $1,296,647,877      24.7%
Airlines                                                  781,035,721      14.9
Special Assessment                                        374,701,880       7.1
Electric Utilities                                        306,537,948       5.8
Hospital/Health Care                                      301,824,947       5.8
Multifamily Housing                                       268,868,117       5.1
Single Family Housing                                     188,472,620       3.6
Manufacturing, Durable Goods                              188,142,346       3.6
Marine/Aviation Facilities                                177,137,409       3.4
Special Tax                                               154,040,683       2.9
Adult Living Facilities                                   152,903,651       2.9
Resource Recovery                                         142,650,536       2.7
Hotels, Restaurants & Leisure                             132,348,483       2.5
Paper, Containers & Packaging                             129,130,421       2.5
General Obligation                                         98,783,403       1.9
Manufacturing, Non-Durable Goods                           87,882,175       1.7
Not-for-Profit Organization                                85,362,067       1.6
Pollution Control                                          69,392,384       1.3
Higher Education                                           65,690,797       1.3
Gas Utilities                                              58,039,502       1.1
Sales Tax Revenue                                          53,864,308       1.0
Education                                                  39,766,999       0.8
Water Utilities                                            26,226,948       0.5
Highways/Railways                                          22,891,327       0.4
Municipal Leases                                           21,513,898       0.4
Sewer Utilities                                            12,088,811       0.2
Parking Fee Revenue                                        10,980,345       0.2
Student Loans                                               2,978,583       0.1
Sports Facility Revenue                                       302,331       0.0
                                                       -------------------------
Total                                                  $5,250,206,517     100.0%
                                                       =========================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 57 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

JULY 31, 2006
--------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------
Investments, at value (cost $5,038,300,276)--see accompanying statement of investments   $ 5,250,206,517
--------------------------------------------------------------------------------------------------------
Cash                                                                                          68,701,411
--------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                      62,697,836
Shares of beneficial interest sold                                                            40,219,994
Investments sold                                                                               9,365,757
Other                                                                                             54,611
                                                                                         ---------------
Total assets                                                                               5,431,246,126

--------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $67,589,769 purchased on a when-issued basis
or forward commitment)                                                                       117,750,754
Shares of beneficial interest redeemed                                                         9,632,207
Dividends                                                                                      4,913,917
Distribution and service plan fees                                                               655,070
Trustees' compensation                                                                           314,992
Transfer and shareholder servicing agent fees                                                    206,231
Shareholder communications                                                                        98,325
Interest expense                                                                                  37,000
Other                                                                                            121,177
                                                                                         ---------------
Total liabilities                                                                            133,729,673

--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $ 5,297,516,453
                                                                                         ===============

--------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------
Paid-in capital                                                                          $ 5,087,398,284
--------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                              6,099,618
--------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                  (7,887,690)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                   211,906,241
                                                                                         ---------------
NET ASSETS                                                                               $ 5,297,516,453
                                                                                         ===============

                 58 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

-------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $3,439,135,260 and 275,828,908 shares of beneficial interest outstanding)   $12.47
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                    $13.09
-------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $558,386,529 and 44,674,234 shares of beneficial interest outstanding)      $12.50
-------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $1,299,994,664 and 104,434,901 shares of beneficial interest outstanding)   $12.45

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 59 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF OPERATIONS For the Year Ended July 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                          $ 270,200,626
--------------------------------------------------------------------------------
Other income                                                                451
                                                                  -------------
Total investment income                                             270,201,077

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      16,430,868
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               4,048,268
Class B                                                               4,803,464
Class C                                                               9,441,710
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               1,091,738
Class B                                                                 352,922
Class C                                                                 558,096
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 134,662
Class B                                                                  45,266
Class C                                                                  67,976
--------------------------------------------------------------------------------
Interest expense                                                      3,115,863
--------------------------------------------------------------------------------
Trustees' compensation                                                  305,215
--------------------------------------------------------------------------------
Other                                                                   879,450
--------------------------------------------------------------------------------
Total expenses                                                       41,275,498

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               228,925,579

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------------------
Net realized loss on investments                                     (4,117,151)
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                (61,831,329)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 162,977,099
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 60 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                                       2006               2005
-----------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                          $   228,925,579    $   139,800,688
-----------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                            (4,117,151)        16,330,226
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                              (61,831,329)       270,282,535
                                                                               ----------------------------------
Net increase in net assets resulting from operations                               162,977,099        426,413,449

-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                           (148,596,538)       (89,316,259)
Class B                                                                            (24,985,161)       (24,198,317)
Class C                                                                            (49,377,636)       (28,160,685)

-----------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                          1,166,918,418      1,407,359,926
Class B                                                                             39,436,284        166,634,889
Class C                                                                            444,988,006        541,739,166

-----------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Total increase                                                                   1,591,360,472      2,400,472,169
-----------------------------------------------------------------------------------------------------------------
Beginning of period                                                              3,706,155,981      1,305,683,812
                                                                               ----------------------------------
End of period (including accumulated net investment income
of $6,099,618 and $133,374, respectively)                                      $ 5,297,516,453    $ 3,706,155,981
                                                                               ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  61 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A        YEAR ENDED JULY 31,                        2006             2005            2004            2003            2002
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      12.69     $      11.13     $     10.64     $     11.28     $     11.25
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .69 1            .78 1           .85             .92             .71
Net realized and unrealized gain (loss)                   (.24)            1.59             .50            (.67)            .03
                                                  --------------------------------------------------------------------------------

Total from investment operations                           .45             2.37            1.35             .25             .74
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.67)            (.81)           (.86)           (.89)           (.71)

Net asset value, end of period                    $      12.47     $      12.69     $     11.13     $     10.64     $     11.28
                                                  ================================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        3.79%           21.97%          12.78%           2.36%           6.89%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  3,439,135     $  2,309,856     $   731,565     $   306,857     $   193,452
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  2,721,861     $  1,366,113     $   506,440     $   252,496     $    73,877
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     5.60%            6.46%           7.54%           8.44%           6.61%
Total expenses                                            0.67%            0.69%           0.80%           1.04%           1.06%
Expenses after payments and waivers
and reduction to custodian expenses                       0.67%            0.69%           0.80%           1.04%           0.89% 4
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     53%              22%             44%             57%            127%


1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 62 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

CLASS B        YEAR ENDED JULY 31,                     2006            2005              2004            2003            2002
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   12.72       $   11.15       $     10.66     $     11.30     $     11.27
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .60 1           .70 1             .77             .83             .63
Net realized and unrealized gain (loss)                (.24)           1.59               .49            (.66)            .02
                                                  ------------------------------------------------------------------------------
Total from investment operations                        .36            2.29              1.26             .17             .65
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.58)           (.72)             (.77)           (.81)           (.62)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   12.50       $   12.72       $     11.15     $     10.66     $     11.30
                                                  ==============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     2.97%          21.09%            11.89%           1.57%           6.07%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 558,386       $ 528,192       $   308,778     $   188,645     $    90,547
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 533,869       $ 410,031       $   256,425     $   141,819     $    36,100
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.84%           5.80%             6.80%           7.67%           5.85%
Total expenses                                         1.46%           1.48%             1.56%           1.81%           1.80%
Expenses after payments and waivers
and reduction to custodian expenses                    1.46%           1.48%             1.56%           1.81%           1.63% 4
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  53%             22%               44%             57%            127%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 63 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------


CLASS C        YEAR ENDED JULY 31,                     2006          2005            2004            2003            2002
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   12.67     $   11.11     $     10.63     $     11.27     $     11.24
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .60 1         .68 1           .76             .83             .61
Net realized and unrealized gain (loss)                (.24)         1.60             .49            (.66)            .04
                                                  --------------------------------------------------------------------------

Total from investment operations                        .36          2.28            1.25             .17             .65
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.58)         (.72)           (.77)           (.81)           (.62)
----------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $   12.45     $   12.67     $     11.11     $     10.63     $     11.27
                                                  ==========================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     3.01%        21.08%          11.83%           1.59%           6.09%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,299,995    $ 868,108     $   265,340     $   111,710     $    49,248
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,050,344    $ 488,562     $   193,845     $    85,483     $    13,453
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                  4.83%         5.68%           6.76%           7.68%           5.88%
Total expenses                                         1.44%         1.46%           1.56%           1.80%           1.80%
Expenses after payments and waivers
and reduction to custodian expenses                    1.44%         1.46%           1.56%           1.80%           1.63% 4
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  53%           22%             44%             57%            127%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 64 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Rochester National Municipals (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

    The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose


                 65 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2006, the Fund had purchased $67,589,769 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will not invest more than 35% of its total assets in inverse floaters. Inverse floaters amount to $407,192,480 as of July 31, 2006, which represents 7.50% of the Fund's total assets.

    The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to pay the sponsor of the inverse floater, in certain circumstances, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater (the "shortfall"). At July 31, 2006, the Fund's maximum aggregate exposure under such agreements is estimated at approximately $198,000,000. This exposure is diversified across underlying securities that have various credit qualities, interest rates and maturity dates. Under the terms of these agreements, the Fund maintains the right to collapse the trust issuing the inverse floater by paying the shortfall, if any, and exchanging the inverse floater for the underlying fixed rate security upon which the


                 66 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS inverse floater is based, thereby terminating its investment in the inverse floater. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in the inverse floaters, as it deems appropriate. As of July 31, 2006, the Fund has not made any payments related to such agreements and it expects the risk of material future payments required under these agreements to be remote.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2006, securities with an aggregate market value of $172,036,835, representing 3.25% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.


                 67 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

      NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                                             NET UNREALIZED
                                                                               APPRECIATION
                                                                           BASED ON COST OF
                                                                             SECURITIES AND
     UNDISTRIBUTED           UNDISTRIBUTED                ACCUMULATED     OTHER INVESTMENTS
     NET INVESTMENT              LONG-TERM                       LOSS    FOR FEDERAL INCOME
     INCOME                           GAIN         CARRYFORWARD 1,2,3          TAX PURPOSES
     --------------------------------------------------------------------------------------
        $12,237,699                   $ --                 $6,336,277          $210,354,826


1. As of July 31, 2006, the Fund had $6,336,277 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2006, details of the capital loss carryforwards were as follows:

                  EXPIRING
                  --------------------------------------
                  2012                     $   3,586,519
                  2014                         2,749,758
                                           -------------
                  Total                    $   6,336,277
                                           =============

2. During the fiscal year ended July 31, 2006, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 31, 2005, the Fund utilized $16,514,248 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 was as follows:

                                           YEAR ENDED      YEAR ENDED
                                        JULY 31, 2006   JULY 31, 2005
            ---------------------------------------------------------
            Distributions paid from:
            Exempt-interest dividends   $ 219,847,314   $ 141,675,261
            Ordinary income                 3,112,021              --
                                        -----------------------------
            Total                       $ 222,959,335   $ 141,675,261
                                        =============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 68 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

            Federal tax cost of securities   $ 5,039,851,691
            Gross unrealized appreciation    $   308,917,793
            Gross unrealized depreciation        (98,562,967)
                                             ---------------
            Net unrealized appreciation      $   210,354,826
                                             ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2006, the Fund's projected benefit obligations were increased by $207,735 and payments of $14,862 were made to retired trustees, resulting in an accumulated liability of $260,478 as of July 31, 2006.

    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

                 69 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED JULY 31, 2006         YEAR ENDED JULY 31, 2005
                                 SHARES             AMOUNT          SHARES             AMOUNT
---------------------------------------------------------------------------------------------
CLASS A
Sold                        151,329,225    $ 1,872,703,060     133,239,665    $ 1,612,797,528
Dividends and/or
distributions reinvested      6,344,165         78,337,015       3,545,591         42,823,965
Redeemed                    (63,845,028)      (784,121,657)    (20,526,179)      (248,261,567)
                            -----------------------------------------------------------------
Net increase                 93,828,362    $ 1,166,918,418     116,259,077    $ 1,407,359,926
                            =================================================================
---------------------------------------------------------------------------------------------
CLASS B
Sold                          9,219,328    $   114,329,770      17,084,575    $   205,710,784
Dividends and/or
distributions reinvested        897,736         11,108,543         820,743          9,875,104
Redeemed                     (6,964,743)       (86,002,029)     (4,071,776)       (48,950,999)
                            -----------------------------------------------------------------
Net increase                  3,152,321    $    39,436,284      13,833,542    $   166,634,889
                            =================================================================
---------------------------------------------------------------------------------------------
CLASS C
Sold                         50,564,974    $   624,690,798      47,841,160    $   580,425,334
Dividends and/or
distributions reinvested      1,881,037         23,186,853       1,061,481         12,801,896
Redeemed                    (16,519,059)      (202,889,645)     (4,272,766)       (51,488,064)
                            -----------------------------------------------------------------
Net increase                 35,926,952    $   444,988,006      44,629,875    $   541,739,166
                            =================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2006, were as follows:


                 70 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

                             PURCHASES            SALES
-------------------------------------------------------
Investment securities   $2,762,030,032   $1,830,883,575

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

FEE SCHEDULE
--------------------------------------------------------------------------------
Up to $200 million of net assets                                           0.60%
Next $100 million of net assets                                            0.55
Next $200 million of net assets                                            0.50
Next $250 million of net assets                                            0.45
Next $250 million of net assets                                            0.40
Over $1 billion of net assets                                              0.35

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2006, the Fund paid $1,923,726 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.15% under each plan. However, the Board of Trustees can increase that fee to 0.25% of average annual net assets without shareholders approval. Shareholders will be notified of any such change. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at


                 71 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

July 31, 2006 for Class B and Class C shares were $17,009,705 and $14,596,610, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                            CLASS A          CLASS B          CLASS C
                           CLASS A       CONTINGENT       CONTINGENT       CONTINGENT
                         FRONT-END         DEFERRED         DEFERRED         DEFERRED
                     SALES CHARGES    SALES CHARGES    SALES CHARGES    SALES CHARGES
                       RETAINED BY      RETAINED BY      RETAINED BY      RETAINED BY
YEAR ENDED             DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR
-------------------------------------------------------------------------------------
July 31, 2006        $   3,740,494    $     340,835    $   1,517,954    $     482,194

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of July 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

    The Fund has entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.3126% as of July 31, 2006). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

    For the year ended July 31, 2006, the average daily loan balance was $74,557,534 at an average daily interest rate of 4.280%. The Fund had no borrowings outstanding at July 31,


                 72 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

2006. The Fund had gross borrowings and gross loan repayments of $1,556,700,000 and $1,573,800,000, respectively, during the year ended July 31, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended July 31, 2006 was $263,800,000. The Fund paid $392,170 in fees and $3,234,221 in interest during the year ended July 31, 2006.


--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of July 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.


--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

    In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

    The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                 73 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MULTI-STATE MUNICIPAL
TRUST:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester National Municipals (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester National Municipals as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 14, 2006


                 74 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    None of the dividends paid by the Fund during the fiscal year ended July 31, 2006 are eligible for the corporate dividend-received deduction. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                 75 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS UNAUDITED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                 76 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE       PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE          TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN THE FUND
                                      COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                           THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                              CENTENNIAL, COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE
                                      TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                   Director of American Commercial Lines (barge company) (since January
Chairman of the Board                 2005); Attorney at Hogan & Hartson (law firm) (since June 1993);
of Trustees (since 2003),             Director of Covanta Holding Corp. (waste-to-energy company) (since
Trustee (since 1993) Age:             2002); Director of Weyer-haeuser Corp. (1999-April 2004); Director of
75                                    Caterpillar, Inc. (1993-December 2002); Director of ConAgra Foods
                                      (1993-2001); Director of Texas Instruments (1993-2001); Director of
                                      FMC Corporation (1993-2001). Oversees 43 portfolios in the
                                      OppenheimerFunds complex.

MATTHEW P. FINK,                      Trustee of the Committee for Economic Development (policy research
Trustee (since 2005)                  foundation) (since 2005); Director of ICI Education Foundation
Age: 65                               (education foundation) (since October 1991); President of the
                                      Investment Company Institute (trade association) (October 1991-June
                                      2004); Director of ICI Mutual Insurance Company (insurance company)
                                      (October 1991-June 2004). Oversees 43 portfolios in the
                                      OppenheimerFunds complex.

ROBERT G. GALLI,                      A director or trustee of other Oppenheimer funds. Oversees 53
Trustee (since 1993)                  portfolios in the OppenheimerFunds complex.
Age: 73

PHILLIP A. GRIFFITHS,                 Distinguished Presidential Fellow for International Affairs (since
Trustee (since 1999)                  2002) and Member (since 1979) of the National Academy of Sciences;
Age: 67                               Council on Foreign Relations (since 2002); Director of GSI Lumonics
                                      Inc. (precision medical equipment supplier) (since 2001); Senior
                                      Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of
                                      Science Initiative Group (since 1999); Member of the American
                                      Philosophical Society (since 1996); Trustee of Woodward Academy (since
                                      1983); Foreign Associate of Third World Academy of Sciences; Director
                                      of the Institute for Advanced Study (1991-2004); Director of Bankers
                                      Trust New York Corporation (1994-1999); Provost at Duke University
                                      (1983-1991). Oversees 43 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                       Trustee of the American Symphony Orchestra (not-for-profit) (since
Trustee (since 2004)                  October 1998); and Senior Vice President and General Auditor of
Age: 63                               American Express Company (financial services company) (July
                                      1998-February 2003). Oversees 43 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                       Director of Columbia Equity Financial Corp. (privately-held financial
Trustee (since 2002)                  adviser) (since 2002); Managing Director of Carmona Motley, Inc.
Age: 54                               (privately-held financial adviser) (since January 2002); Managing
                                      Director of Carmona Motley Hoffman Inc. (privately-held financial adviser) (January 1998-December 2001); Member of the Finance and
                                      Budget Committee of the Council on Foreign Relations, the Investment
                                      Committee of the Episcopal Church of America, the Investment Committee
                                      and Board of Human Rights Watch and the Investment Committee of
                                      Historic Hudson Valley. Oversees 43 portfolios in the OppenheimerFunds complex.


                 77 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

KENNETH A. RANDALL,                   Director of Dominion Resources, Inc. (electric utility holding
Trustee (since 1989)                  company) (February 1972-October 2005); Former Director of Prime
Age: 79                               Retail, Inc. (real estate investment trust), Dominion Energy Inc.
                                      (electric power and oil & gas producer), Lumberman's Mutual Casualty
                                      Company, American Motorists Insurance Company and American
                                      Manufacturers Mutual Insurance Company; Former President and Chief
                                      Executive Officer of The Conference Board, Inc. (international economic and business research). Oversees 43 portfolios in the
                                      OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,             Chairman of The Directorship Search Group, Inc. (corporate governance
Trustee (since 1989)                  consulting and executive recruiting) (since 1993); Life Trustee of
Age: 74                               International House (non-profit educational organization); Founder,
                                      Chairman and Chief Executive Officer of Russell Reynolds Associates,
                                      Inc. (1969-1993); Banker at J.P. Morgan & Co. (1958-1966); 1st Lt.
                                      Strategic Air Command, U.S. Air Force (1954-1958).
                                      Oversees 43 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                     Director of the following medical device companies: Medintec (since
Trustee (since 2005)                  1992) and Cathco (since 1996); Director of Lakes Environmental
Age: 65                               Association (since 1996); Member of the Investment Committee of the
                                      Associated Jewish Charities of Baltimore (since 1994); Director of
                                      Fortis/Hartford mutual funds (1994-December 2001). Oversees 43 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                        President of Wold Oil Properties, Inc. (oil and gas exploration and
Trustee (since 2005)                  production company) (since 1994); Vice President, Secretary and
Age: 58                               Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (since 1996); Vice President of Wold Talc Company, Inc.
                                      (talc mining) (since 1999); Managing Member of Hole-in-the-Wall Ranch
                                      (cattle ranching) (since 1979); Director and Chairman of the Denver
                                      Branch of the Federal Reserve Bank of Kansas City (1993-1999); and
                                      Director of PacifiCorp. (electric utility) (1995-1999). Oversees 43 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                      General Partner of Odyssey Partners, L.P. (hedge fund) (since
Trustee (since 2005)                  September 1995); Director of Special Value Opportunities Fund, LLC
Age: 63                               (registered investment company) (since September 2004); Member of
                                      Zurich Financial Investment Advisory Board (insurance) (since October
                                      2004); Board of Governing Trustees of The Jackson Laboratory
                                      (non-profit) (since August 1990); Trustee of the Institute for
                                      Advanced Study (non-profit educational institute) (since May 1992);
                                      Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004); Trustee of Research
                                      Foundation of AIMR (2000-2002) (investment research, non-profit);
                                      Governor, Jerome Levy Economics Institute of Bard College (August
                                      1990-September 2001) (economics research); Director of Ray &
                                      Berendtson, Inc. (May 2000-April 2002) (executive search firm).
                                      Oversees 53 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                    THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY
AND OFFICER                           STREET, 11TH FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES
                                      AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                                      RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM,
                                      OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS
                                      AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC.
                                      AND ITS AFFILIATES.


                 78 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

JOHN V. MURPHY,                       Chairman, Chief Executive Officer and Director (since June 2001) and
Trustee, President and                President (since September 2000) of the Manager; President and a
Principal Executive Officer           director or trustee of other Oppenheimer funds; President and Director
(since 2001)                          of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
Age: 57                               company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of
                                      OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since
                                      November 2001); Chairman and Director of Shareholder Services, Inc.
                                      and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI
                                      Institutional Asset Management, Inc., Centennial Asset Management
                                      Corporation, Trinity Investment Management Corporation and Tremont
                                      Capital Management, Inc. (since November 2001), HarbourView Asset
                                      Management Corporation and OFI Private Investments, Inc. (since July
                                      2001); President (since November 1, 2001) and Director (since July
                                      2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice
                                      President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition
                                      Corporation (holding company parent of Babson Capital Management LLC)
                                      (since June 1995); Member of the Investment Company Institute's Board
                                      of Governors (since October 3, 2003); Chief Operating Officer of the
                                      Manager (September 2000-June 2001); President and Trustee of MML
                                      Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M.
                                      Life Insurance Company (September 1999-August 2000); President, Chief
                                      Executive Officer and Director of MML Bay State Life Insurance Company
                                      (September 1999-August 2000); Director of Emerald Isle Bancorp and
                                      Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle
                                      Bancorp) (June 1989-June 1998). Oversees 91 portfolios in the
                                      OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                        THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR
OF THE FUND                           MR. ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK,
                                      NEW YORK 10281-1008, FOR MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON
                                      WAY, CENTENNIAL, COLORADO 80112-3924 AND FOR MESSRS. FIELDING,
                                      LOUGHRAN, COTTIER AND WILLIS, 350 LINDEN OAKS, ROCHESTER, NY 14625.
                                      EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                      RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RONALD H. FIELDING,                   Senior Vice President of the Manager since January 1996; Chairman of
Vice President (since 2002)           the Rochester Division of the Manager since January 1996; an officer
Age: 57                               of 14 portfolios in the OppenheimerFunds complex.

DANIEL G. LOUGHRAN,                   Vice President of the Manager since April 2001. An officer of 14
Vice President and Portfolio          portfolios in the OppenheimerFunds complex.
Manager (since 2005)
Age: 42

SCOTT S. COTTIER,                     Vice President of the Manager since 2002; portfolio manager and trader
Vice President and Portfolio          at Victory Capital Management (1999-2002); an officer of 14 portfolios
Manager (since 2005)                  in the OppenheimerFunds complex.
Age: 34

TROY E. WILLIS,                       Assistant Vice President of the Manager since 2005; Associate
Vice President and Portfolio          Portfolio Manager of the Manager since 2003; corporate attorney for
Manager (since 2005)                  Southern Resource Group (1999-2003). An officer of 14 portfolios in
Age: 33                               the OppenheimerFunds complex.


                 79 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

MARK S. VANDEHEY,                     Senior Vice President and Chief Compliance Officer of the Manager
Vice President and Chief              (since March 2004); Vice President of OppenheimerFunds Distributor,
Compliance Officer                    Inc., Centennial Asset Management Corporation and Shareholder
(since 2004)                          Services, Inc. (since June 1983). Former Vice President and Director
Age: 56                               of Internal Audit of the Manager (1997-February 2004). An officer of
                                      91 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                      Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer and Principal               Treasurer of the following: HarbourView Asset Management Corporation,
Financial and Accounting              Shareholder Financial Services, Inc., Shareholder Services, Inc.,
Officer (since 1999)                  Oppenheimer Real Asset Management Corporation, and Oppenheimer
Age: 46                               Partnership Holdings, Inc. (since March 1999), OFI Private
                                      Investments, Inc. (since March 2000), OppenheimerFunds International
                                      Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI
                                      Institutional Asset Management, Inc. (since November 2000), and
                                      OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial
                                      Officer of OFI Trust Company (trust company subsidiary of the Manager)
                                      (since May 2000); Assistant Treasurer of the following: OAC (since
                                      March 1999),Centennial Asset Management Corporation (March
                                      1999-October 2003) and OppenheimerFunds Legacy Program (April
                                      2000-June 2003); Principal and Chief Operating Officer of Bankers
                                      Trust Company-Mutual Fund Services Division (March 1995-March 1999).
                                      An officer of 91 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                       Executive Vice President (since January 2004) and General Counsel
Secretary (since 2001)                (since March 2002) of the Manager; General Counsel and Director of the
Age: 58                               Distributor (since December 2001); General Counsel of Centennial Asset
                                      Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since
                                      December 2001); Secretary and General Counsel of OAC (since November
                                      2001); Assistant Secretary (since September 1997) and Director (since
                                      November 2001) of OppenheimerFunds International Ltd. and
                                      OppenheimerFunds plc; Vice President and Director of Oppenheimer
                                      Partnership Holdings, Inc. (since December 2002); Director of
                                      Oppenheimer Real Asset Management, Inc. (since November 2001); Senior
                                      Vice President, General Counsel and Director of Shareholder Financial
                                      Services, Inc. and Shareholder Services, Inc. (since December 2001);
                                      Senior Vice President, General Counsel and Director of OFI Private
                                      Investments, Inc. and OFI Trust Company (since November 2001); Vice
                                      President of OppenheimerFunds Legacy Program (since June 2003); Senior
                                      Vice President and General Counsel of OFI Institutional Asset
                                      Management, Inc. (since November 2001); Director of OppenheimerFunds
                                      (Asia) Limited (since December 2003); Senior Vice President (May
                                      1985-December 2003), Acting General Counsel (November 2001-February
                                      2002) and Associate General Counsel (May 1981-October 2001) of the
                                      Manager; Assistant Secretary of the following: Shareholder Services,
                                      Inc. (May 1985-November 2001), Shareholder Financial Services, Inc.
                                      (November 1989-November 2001), and OppenheimerFunds International Ltd.
                                      (September 1997-November 2001). An officer of 91 portfolios in the
                                      OppenheimerFunds complex.


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                 80 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $67,500 in fiscal 2006 and $61,000 in fiscal 2005.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $87,615 in fiscal 2006 and $142,059 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2006 and $5,000 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Preparation of form 5500

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $3,292 in fiscal 2006 and no such fees fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $15,907 in fiscal 2006 and $147,059 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/31/2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1)   Exhibit attached hereto.

      (2)   Exhibits attached hereto.

      (3)   Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust


By:   /S/ JOHN V. MURPHY
      ----------------------------
      John V. Murphy
      Principal Executive Officer
Date: 09/14/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /S/ JOHN V. MURPHY
      ----------------------------
      John V. Murphy
      Principal Executive Officer
Date: 09/14/2006


By:   /S/ BRIAN W. WIXTED
      ----------------------------
      Brian W. Wixted
      Principal Financial Officer
Date: 09/14/2006